PRUDENTIAL RETIREMENT SECURITY ANNUITY IV
PROSPECTUS: MAY 1, 2020
This prospectus describes the Prudential Retirement Security Annuity IV, a flexible premium deferred annuity (the “Annuity” or “Contract”) offered by Prudential Retirement Insurance and Annuity Company (“PRIAC,” the “Company,” “we,” “our,” or “us”) and the PRIAC Variable Contract Account A. Depending on the state you live, the Annuity may be offered as an individual annuity contract or as an interest in a group annuity. When offered as an interest in a group annuity, “Contract” or “Annuity” also means any certificate providing rights and benefits to a person to whom the certificate is issued. The Annuity or certain of its investment options or features may not be available in all states. Various rights and benefits may differ between states to meet applicable laws and regulations.
The Annuity is sold by PRIAC to retirement plans and accounts qualifying for federal tax benefits under sections 401(a), 403(b), 408(a), 408A or 457 (governmental) of the Internal Revenue Code of 1986, as amended (the “Code”). We may require the custodian of any Individual Retirement Account (“IRA”) to be our designated affiliate. Eligible investors may contribute Purchase Payments to the Annuity subject to our underwriting guidelines and the Code. Currently, the Annuity is available to fund the following plan types: Plan Type A: A custodial account established as an IRA or Roth IRA; and Plan Type B: An employment based retirement plan or arrangement.
If you are purchasing the Annuity as a replacement for existing variable annuity or variable life coverage, you should consider, among other things, any surrender or penalty charges you may incur when replacing your existing coverage. Before purchasing this Annuity, you also should consider whether its features and benefits meet your needs and goals. In particular, you should consider the relative features, benefits and costs of this Annuity compared with those in your retirement plan or elsewhere before transferring assets to this Annuity. PRIAC is a wholly-owned subsidiary of The Prudential Insurance Company of America.
PLEASE READ THIS PROSPECTUS
This prospectus describes important features of the Annuity and what you should consider before purchasing it. Please read this prospectus before purchasing the Annuity and keep it for future reference. The current prospectuses for the underlying mutual funds contain important information about the mutual funds. When you invest in a Variable Investment Option, you should read the underlying mutual fund prospectus and keep it for future reference.
THE FUNDS
The Annuity offers two (2) Variable Investment Options, each a Sub-account of the PRIAC Variable Contract Account A, that invests in an underlying mutual fund portfolio. The Sub-accounts invest in either the PGIM Balanced Fund of the Prudential Investment Portfolios, Inc. or the PGIM 60/40 Allocation Fund of the Prudential Investment Portfolios 5.
For Plan Type A, the only available Sub-account is the PGIM 60/40 Allocation Fund effective September 29, 2017. The Sub-account that invests in the PGIM Balanced Fund was closed to new investors and new contributions effective September 29, 2017. For Plan Type B, the PGIM 60/40 Allocation Fund Sub-account is only available for investment on the date your retirement plan adds it to your retirement plan's investment line-up. Your plan may be required to give you advanced notice under your certificate or Contract when making fund changes.
The PGIM Balanced Fund is available for direct purchase outside of an annuity or life insurance contract. If you purchase shares of the fund directly from a broker-dealer or mutual fund company, you will not pay contract or separate account charges, but you also will not have annuity options or insurance features available. Because of these additional contract and separate account charges, you should refer only to investment return information regarding the fund available through PRIAC or your employer, rather than to information that may be available through alternate sources.
TO LEARN MORE ABOUT PRUDENTIAL RETIREMENT SECURITY ANNUITY IV
To learn more about the Prudential Retirement Security Annuity IV, you can request a copy of the Statement of Additional Information (SAI) dated May 1, 2020. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of this prospectus. PRIAC may also file other reports with the SEC. All of these filings can be reviewed and copied at the SEC’s offices, and can also be obtained from the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549. (See SEC file number 333-162553). You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. The SEC also maintains a website (http://www.sec.gov) that contains the Prudential Retirement Security Annuity IV SAI, material incorporated by reference, and other information regarding registrants that file electronically with the SEC. The Table of Contents of the SAI is set forth in Section 10 of this prospectus. The prospectus and SAI describe only the Annuity and the Sub-account available under the Annuity, and do not purport to describe every investment option available to you under your IRA or retirement plan. For a free copy of the SAI, contact the Prudential Retirement Service Center by calling (877) 778-2100, or writing to Prudential Retirement, 30 Scranton Office Park, Scranton, PA 18507.

THE SEC HAS NOT DETERMINED THAT THIS CONTRACT IS A GOOD INVESTMENT, NOR HAS THE SEC DETERMINED THAT THIS PROSPECTUS IS COMPLETE OR ACCURATE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE. INVESTMENT IN A VARIABLE ANNUITY CONTRACT IS SUBJECT TO RISK, INCLUDING THE POSSIBLE LOSS OF YOUR MONEY. AN INVESTMENT IN THE ANNUITY IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

The tax advantages available with this Contract may exist solely from its purchase through retirement plans or accounts qualifying for federal tax benefits under sections 401(a), 403(b), 408(a), 408A or 457 (governmental) of the Code. In contrast to many variable annuities, because this Contract can invest in a fund available to the general public, if the Contracts are not issued or purchased through one of these types of retirement plans, the taxes on gains may not be deferred. You should carefully consider the advantages and disadvantages of owning a variable annuity in a tax qualified plan, as well as the costs and benefits of the Contract (including annuity income), before you purchase the Contract in a tax qualified plan.
Prudential Retirement Security Annuity IV is not available for the transfer or conversion of Prudential IncomeFlex Target® Benefit guarantees under a qualified retirement plan sponsored by your employer or union that offers an in-plan Prudential IncomeFlex Target Benefit.
In compliance with United States law, PRIAC will deliver this prospectus to Contract Owners that currently reside outside the United States.

(i)

(ii)

(iii)

PART I – SUMMARY
PRUDENTIAL RETIREMENT SECURITY ANNUITY IV PROSPECTUS
This prospectus is for informational or educational purposes. It is not intended as investment advice and is not a recommendation about managing or investing your retirement savings. In providing these materials, PRIAC is not acting as your fiduciary as defined by any applicable laws and regulations. Please consult with a qualified investment professional if you wish to obtain investment advice.
GLOSSARY
We have tried to make this prospectus as easy to read and understand as possible. By the nature of the Contract, however, certain technical words or terms are unavoidable. We have identified the following as some of these words or terms. Certain terms within this prospectus are described within the text where they appear. The defined terms set out in this prospectus also appear in and apply to the related Statement of Additional Information.
Accumulation Phase: The period that begins with the Contract Date and ends on your Annuity Date, or earlier, if the Contract is terminated through a full withdrawal or payment of a Death Benefit.
Accumulation Unit and Accumulation Unit Value: We credit you with Accumulation Units for each Sub-account in which you invest. The value of these Accumulation Units (the “Accumulation Unit Value”) may change each Business Day to reflect the investment results of the Sub-accounts, as well as all insurance and administrative expenses. The number of Accumulation Units credited to you in any Sub-account is determined by dividing the amount of each Purchase Payment made by you to that Sub-account by the applicable Accumulation Unit Value for the Business Day on which the Purchase Payment is credited. We will reduce the number of Accumulation Units credited to you under any Sub-account by the number of Accumulation Units canceled as a result of any transfer or withdrawal by you from that Sub-account.
Adjusted Contract Value: When you begin receiving Annuity Payments, the value of your Contract minus any charge we impose for premium taxes.
Annual Guaranteed Withdrawal Amount: Under the terms of the Prudential IncomeFlex Target Benefit, an amount that you may withdraw each Withdrawal Period as long as you live (if the optional Spousal Benefit is elected, then until the last to die of you and your spouse). The Annual Guaranteed Withdrawal Amount is set initially as a percentage of the Income Base, but will be adjusted to reflect subsequent Purchase Payments, Excess Withdrawals and any Step-Up. We may refer to this amount as the “Lifetime Annual Withdrawal Amount” in materials other than this prospectus.
Annuitant: The person whose life determines the amount of Annuity Payments that will be paid.
Annuity Date: The date you elect to begin Annuity Payments (annuitization).
Annuity Option: An option under the Contract that defines the frequency and duration of Annuity Payments. See Section 3, “What Kind Of Payments Will I Receive During The Annuity Phase?”
Annuity Payment: Each payment made on or after your Annuity Date in accordance with the Annuity Option you select. Annuity Payments are not considered to be withdrawals for any purposes, including withdrawals under the Prudential IncomeFlex Target Benefit. For more information about guaranteed withdrawals, see “Withdrawals Under The Prudential IncomeFlex Target Benefit” in Section 5, “What Is The Prudential IncomeFlex Target Benefit?”
Annuity Phase: The period that begins with the Annuity Date and ends when there are no further Annuity Payments due under the Annuity Option you select.
Beneficiary: The person(s) or entity you have chosen to receive the Death Benefit.
Birthday: Each anniversary of your date of birth. If this date is not a Business Day, then the Birthday will be the last Business Day immediately preceding the anniversary of your date of birth.
Business Day: A day on which the New York Stock Exchange is open for business. A Business Day ends as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern Time). Our Business Day may close earlier than 4:00 p.m. Eastern Time if regular trading on the New York Stock Exchange closes early. Additionally, for Plan Type B, your plan may have an earlier cut off time for you to submit financial transactions to the plan so that those transactions may be submitted to us by end of a Business Day.
Code: The Internal Revenue Code of 1986, as amended from time to time and the regulations promulgated thereunder.

Contract Date: The date we accept your initial Purchase Payment and all necessary paperwork in Good Order at the Prudential Retirement Service Center. Contract anniversaries are measured from the Contract Date. A Contract year starts on the Contract Date or on a Contract anniversary. For Plan Type B, if after the Contract Date and before the Lock-In Date the Contract Value is equal to $0.00, then any subsequent allocation to a Variable Investment Option, permitted by us, on behalf of a Participant shall create a new Contract Date.
Contract Owner, Owner or You: The person or entity entitled to the ownership rights under the Contract. With an annuity issued as a certificate under a group annuity contract, the person to whom the certificate is issued evidencing his or her rights and benefits in the certificate. See definition of Plan Contract Holder below with respect to group annuity contract holders in connection with Plan Type B.
Contract Value: The total value of your Contract, equal to the sum of the values of your investment in each investment option. Your Contract Value will go up or down based on the performance of the investment options.
Conversion: The transfer of funds between an IRA and Roth IRA under this Annuity. Conversions are allowed under this Annuity as permitted by the Code.
Death Benefit: If a Death Benefit is payable, the Beneficiary you designate will receive the Contract Value. See Section 4, “What Is The Death Benefit?”
Excess Withdrawal: Any withdrawal in a Withdrawal Period in excess of the Annual Guaranteed Withdrawal Amount. Each Excess Withdrawal reduces your Income Base and thus your Annual Guaranteed Withdrawal Amount in the same proportion as the Contract Value was reduced by the Excess Withdrawal. See Section 5, “What Is The Prudential IncomeFlex Target Benefit?”
Good Order: Sufficiently clear instruction received by the Prudential Retirement Service Center on a Business Day before the close of business which utilizes the applicable forms, and reflects the necessary signatures and dates required to ensure there is no need to exercise any discretion to follow such instruction. Good Order requires receipt of confirmation and all necessary information to ensure the instruction is permitted under and in compliance with the applicable retirement arrangement. Instructions that are not in Good Order will be effective on the Business Day that Good Order is determined. Instructions received on a day that is not a Business Day or after the close of a Business Day will be deemed to have been received on the next Business Day.
Guaranteed Withdrawal Percentage: The percentage of the Income Base used to determine the Annual Guaranteed Withdrawal Amount. See Section 5, “What Is The Prudential IncomeFlex Target Benefit?”
Highest Birthday Value: For purposes of determining the Income Base, the initial Highest Birthday Value is the Contract Value on the Contract Date, and thereafter the greater of (a) the initial Highest Birthday Value, and (b) the highest Contract Value attained on each Birthday, until the Lock-In Date. This value is adjusted for withdrawals and subsequent Purchase Payments. See Section 5, “What Is The Prudential IncomeFlex Target Benefit?”
Income Base: The Income Base is used to determine the Annual Guaranteed Withdrawal Amount. On the Lock-In Date, your Income Base is equal to the greater of: (A) the Highest Birthday Value or (B) the Contract Value when you lock in your Annual Guaranteed Withdrawal Amount (that is, the Contract Value on the Business Day prior to the Lock-In Date). Thereafter, the Income Base may increase or decrease, resulting from additional Purchase Payments, Withdrawals and/or Step-Up Amounts. Prior to the Lock-In Date, it equals your Highest Birthday Value and is only determined for reference purposes.
Individual Retirement Account (“IRA”): A tax qualified individual retirement account within the meaning of Section 408(a) of the Code, which is invested in one of the Variable Investment Options used to provide our guarantees under this Annuity. Such IRA is subject to eligibility requirements, contribution limits and other tax particulars as specified in the Code. We may require that the custodian of the IRA funded by the Annuity be our designated affiliate. This Contract is issued as a nonqualified annuity. In order for it to be used for an IRA, the Contract must be issued to a custodial account established as an IRA.
Lock-In Date: The date you elect to lock in your Annual Guaranteed Withdrawal Amount under this Annuity. You must attain age 55 to select a Lock-In Date (both you and your spouse must attain age 55 to select a Lock-In Date for the Spousal Benefit).
Participant: A Participant in a retirement plan or arrangement within the meaning of Plan Type B.
Plan Contract Holder: The employer, trust or association to which a group annuity contract has been issued when the Annuity is used to fund Plan Type B.
Plan Type A: A custodial account established as an IRA or Roth IRA.
Plan Type B: An employment based retirement plan or arrangement qualifying for favorable tax treatment under the Code. This includes the kinds of retirement plans specified on the cover page of the prospectus. Participants in such plans make purchase payments and have various rights under the Contract.

Prudential IncomeFlex Target Benefit or IncomeFlex Target Benefit: A standard feature of the Annuity that guarantees your ability to withdraw a percentage of an initial notional value called the Income Base for your life if certain conditions are satisfied. A charge for this guarantee is deducted from the value of your investment options.
Prudential Retirement Service Center: Prudential Retirement, 30 Scranton Office Park, Scranton, PA 18507. The phone number is (877) 778-2100. Prudential’s website is www.prudential.com. For items required to be sent to the Prudential Retirement Service Center, your correspondence is not considered received by us until it is received at the Prudential Retirement Service Center. Where this prospectus refers to the day when we receive a transaction request, we mean the day on which the transaction arrives in Good Order at the Prudential Retirement Service Center, or via the appropriate telephone number, fax number or website if the item is a type we accept by those means. There are two (2) main exceptions: if the item is received at the Prudential Retirement Service Center (1) on a day that is not a Business Day or (2) after the close of a Business Day. In each such instance, a transaction received in Good Order will be deemed received on the next Business Day.
Purchase Payment: The amount of money you pay us to purchase the Contract initially and any amounts deposited as additional Purchase Payments after the Contract Date, including payments allocated from other investment options and contracts. Generally, subject to limits of the Code and, if applicable, your plan or custodial account agreement, you can make additional Purchase Payments at any time during the Accumulation Phase.
Recharacterization: The redefining of a transfer made to an IRA as having been made or transferred instead to another type of IRA. You may elect to recharacterize Purchase Payments designated as contributions made to your IRA or Roth IRA and have those Purchase Payments treated as if made instead to your Roth IRA or IRA, respectively. Recharacterizations are allowed under this Annuity as permitted by the Code.
Roth Individual Retirement Account (“Roth IRA”): A tax qualified individual retirement account within the meaning of Section 408A of the Code, as amended, which is invested in one of the Variable Investment Options used to provide our guarantees under this Annuity. Such Roth IRA is subject to eligibility requirements, contribution limits and other tax particulars as specified in the Code. We may require that the custodian of the Roth IRA funded by the Annuity be our designated affiliate. This Contract is issued as a nonqualified annuity. In order for it to be used for a Roth IRA, the Contract must be issued to a custodial account established as a Roth IRA.
Separate Account: Purchase Payments allocated to the Variable Investment Options are held by us in a separate account called PRIAC Variable Contract Account A. The Separate Account is set apart from all of the general assets of PRIAC.
Spousal Benefit: An optional version of the Prudential IncomeFlex Target Benefit, if elected and certain conditions are satisfied, which extends guaranteed withdrawals until the last to die of you and your spouse or civil union partner. While there is no additional charge for this version of the benefit, any Annual Guaranteed Withdrawal Amounts will be less than if you had not elected it.
Status: For purposes of determining the transfer of guaranteed values between the IRA and Roth IRA, your Status is based upon the age and Spousal Benefit election applicable to the IRA and/or Roth IRA.
Step-Up Amount: The excess, if any, of the Contract Value over the Income Base, determined annually as of the Step-Up Date.
Step-Up Date: After the Lock-In Date, the Business Day that immediately precedes your Birthday.
Sub-account: A Variable Investment Option offered under PRIAC Variable Contract Account A, the assets of which are invested in shares of the corresponding portfolio.
Tax Deferral: This is a way to increase your assets without currently being taxed. Generally, you do not pay taxes on your Contract earnings until you take money out of your Contract. You should be aware that the only way to receive Tax Deferral for the value in this Contract is for it to be held in a tax favored plan (an employment based retirement plan or IRA), which provides Tax Deferral regardless of whether it invests in annuity contracts. See Section 9, “What Are The Tax Considerations Associated With The Prudential Retirement Security Annuity IV?”
Variable Investment Option: When you choose a Variable Investment Option, we purchase shares of the underlying mutual fund, which we may refer to as a fund or portfolio, that are held as an investment for that option. We hold these shares in the Separate Account. The division of the Separate Account of PRIAC that invests in a particular mutual fund is referred to in your Contract as a Sub-account.
Withdrawal Period: Each year beginning on the Birthday and ending on the last day preceding the next Birthday. We may refer to this period as “Birthday Year” in materials other than this prospectus.

SUMMARY OF CONTRACT CHARGES AND EXPENSES
The purpose of this summary is to help you to understand the costs you will pay for the Prudential Retirement Security Annuity IV. The following tables describe the fees and expenses you will pay when buying, owning, and surrendering the Contract. The first table describes the fees and expenses you will pay when you buy the Contract, surrender the Contract, or transfer cash value between investment options. Fees and expenses apply to all plan types (Plan Type A and Plan Type B).
For more detailed information, including additional information about current and maximum charges, see Section 7, “What Are The Expenses Associated With The Prudential Retirement Security Annuity IV?” The current individual mutual fund prospectuses contain detailed expense information about the underlying mutual funds.

CONTRACT OWNER TRANSACTION EXPENSES
	Current	Maximum
Transfer Fee [1]	$0	$30
(Each transfer after 12 in a Contract year)
Charge For Premium Tax Imposed On Us By Certain States/Jurisdictions [2]
(As a Percentage of Contract Value)	0% to 3.5%

1	Currently, we do not impose a transfer fee. As shown in the table, we may begin to charge a transfer fee up to a maximum of $30 for each transfer after 12 in a Contract year.

2	For additional information see “Taxes Attributable to Premium” in Section 7, “What Are The Expenses Associated With The Prudential Retirement Security Annuity IV?”

PERIODIC ACCOUNT EXPENSES
The table below describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including underlying mutual fund fees and expenses.

	Current	Maximum
Annual Contract Fee [3]	$0	$150

Insurance and Administrative Expenses
(As a percentage of daily net assets of the Sub-accounts)
	Plan Type A		Plan Type B
	Current	Maximum	Current	Maximum
Insurance and Administrative Charge	0.00%	1.75%	0.00%	1.50%
IncomeFlex Target Benefit [4]	1.00%	1.50%	1.15%	1.50%
Total Annual Charge with the IncomeFlex Target Benefit [5]	1.00%	3.25%	1.15%	3.00%

3	Currently, this fee is zero. As shown in the table, we can increase this fee in the future up to a maximum of $150, but we have no current intention to do so.

4
The 1.50% charge is the maximum that we can impose for the IncomeFlex Target Benefit under this Contract. This maximum applies whether or not you have the Spousal Benefit and/or whether or not you have a Step-Up of the Income Base.

5
The total annual charge is the sum of the insurance and administrative charge and the charge for the IncomeFlex Target Benefit. Respecting this Contract, PRIAC has entered into an agreement with the underlying portfolio and/or the investment adviser to the underlying portfolio, to provide administrative and support services to the portfolio. Pursuant to the terms of this agreement, PRIAC receives a total fee of approximately 0.25% for the PGIM Balanced Fund annually of the average assets allocated to the portfolio under the Contract, as compensation for providing those services. PRIAC does not receive service fees for the PGIM 60/40 Allocation Fund.

TOTAL ANNUAL MUTUAL FUND OPERATING EXPENSES
The next item shows the operating expenses charged by each underlying mutual fund, which are deducted from the underlying mutual fund assets, including management fees and other expenses that you will pay during the time that you own the Contract. More detail on each underlying mutual fund’s fees and expenses is contained below and in the funds' prospectuses. The below depicts the total operating expenses for the PGIM Balanced Fund (Class Z).
The below depicts the total operating expenses for the PGIM 60/40 Allocation Fund (Class R6). Fund expenses are not fixed or guaranteed by the Prudential Retirement Security Annuity IV Contract and may vary from year to year.

	Minimum	Maximum
Total Annual Underlying Mutual Fund Operating Expense	0.86%	2.15%

UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES Annual Portfolio Operating Expenses (expenses that are deducted from portfolio assets, in %)
	Management Fees	Other Expenses	Acquired Fund Fees & Expenses	Total Annual Portfolio Operating Expenses
PGIM Balanced Fund (Class Z) [6]	0.65%	0.21%	0.00%	0.86%
PGIM 60/40 Allocation Fund (Class R6) [7]	0.02%	1.76%	0.37%	2.15%

6 The manager has contractually agreed, through January 31, 2021, to limit total Annual Fund Operating Expenses after fee waivers and/or expense reimbursements to 1.00% of average daily net assets for Class A shares, 1.97% of average daily net assets for Class B shares, 1.47% of average daily net assets for Class R shares and 0.65% of average daily net assets for Class R6 shares. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other fund expenses such as dividend and interest expense and broker charges on short sales. Where applicable, the manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives similar expenses on any other share class. In addition, total annual fund operating Expenses for Class R6 shares will not exceed total annual fund operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the manager may be recouped by the manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect a the time of the recoupment for that fiscal year. This waiver may not be terminated prior to January 31, 2021 without the prior approval of the fund's Board of Directors.

7 The manager. has contractually agreed, through November 30, 2020, to limit total annual fund operating expenses after fee waivers and/or reimbursements to 0.40% of average daily net assets for Class R6 shares. This contractual waiver includes acquired fund fees and expenses, and excludes fund and any acquired fund interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, and certain other fund expenses such as dividend and interest expense and broker charges on short sales. Fees and/or expenses waived an/or reimbursed by the manager may be recouped by the manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This waiver may not be terminated prior to November 30, 2020 without the prior approval of the fund's Board of Trustees.

EXPENSE EXAMPLE
This example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, Contract fees, Separate Account annual expenses, and underlying mutual fund fees and expenses, without any reduction for fee waivers or expense reimbursements.
The example assumes that you invest $10,000 in the Contract for the time periods indicated. The example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of the mutual funds, for their most recent fiscal year ends, which do not reflect any expense reimbursements or waivers. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as indicated in the tables that follow.

EXPENSES WITH PRUDENTIAL INCOMEFLEX TARGET BENEFIT
Examples 1 and 2 assume the following:

▪	You invest $10,000 in Prudential Retirement Security Annuity IV;

▪	You allocate all of your assets to the Variable Investment Option having the maximum total operating expenses;

▪	Your investment has a 5% return each year;

▪	The mutual fund’s total operating expenses remain the same each year;

▪	No tax charge applies;

▪	With the exception of the Annual Contract Fee, the maximum Periodic Account Expenses are applied, rather than the current charges;

▪	The maximum charge for the IncomeFlex Target Benefit is imposed; and

▪	No reduction for fee waivers or expense reimbursements.
THE EXPENSES IN THESE EXAMPLES DO NOT VARY WHETHER YOU SURRENDER THE ANNUITY, DO NOT SURRENDER THE ANNUITY, OR ANNUITIZE AT THE END OF THE APPLICABLE STATED TIME PERIOD.

EXAMPLE 1 Plan Type A
1 yr	3 yrs	5 yrs	10 yrs
$539	$1,610	$2,673	$5,293

EXAMPLE 2 Plan Type B
1 yr	3 yrs	5 yrs	10 yrs
$515	$1,542	$2,565	$5,112
THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. PREMIUM TAXES ARE NOT REFLECTED IN THESE EXAMPLES. DEPENDING ON THE STATE YOU LIVE IN, A CHARGE FOR PREMIUM TAXES MAY APPLY. YOUR ACTUAL FEES WILL VARY BASED ON THE AMOUNT OF YOUR CONTRACT AND YOUR SPECIFIC ALLOCATION(S). PLEASE NOTE THAT THE MINIMUM INITIAL PURCHASE PAYMENT FOR THIS CONTRACT IS $20,000 FOR PLAN TYPE A CONTRACTS. PLEASE SEE SECTION 6, “HOW CAN I PURCHASE THE PRUDENTIAL RETIREMENT SECURITY ANNUITY IV?”
FINANCIAL STATEMENTS
The financial statements of PRIAC and the Separate Account are included in the Statement of Additional Information (SAI). For a free copy of the SAI, contact the Prudential Retirement Service Center by calling (877) 778-2100, or writing to Prudential Retirement, 30 Scranton Office Park, Scranton, PA 18507.
ACCUMULATION UNIT VALUES
Accumulation Unit Values have been included at the end of the prospectus.

SUMMARY FOR SECTIONS 1 – 10
For a more complete discussion of the following topics, see the corresponding section in Part II of the prospectus. This prospectus discloses all material features of the Prudential Retirement Security Annuity IV, including all state-specific variations of the Contract.
SECTION 1: What Is The Prudential Retirement Security Annuity IV?
The Prudential Retirement Security Annuity IV is a variable annuity contract issued by PRIAC. The Contract may be used to fund retirement plans or accounts qualifying for federal tax benefits under sections 401(a), 403(b), 408(a), 408A or 457 (governmental) of the Code. These plans include custodial accounts established as IRAs and certain employment based retirement plans and arrangements. The Contract features two Variable Investment Options, certain withdrawal and annuity benefits and a Death Benefit. The Contract is intended for retirement savings or other long-term investment purposes.
For Plan Type A, the Contracts may be offered as individual contracts or interests in a group annuity. For Plan Type B, group annuity contracts are typically issued to Plan Contract Holders. The Plan Contract Holder then makes contributions to the Contract on behalf of eligible employees or members, which may include payroll deductions or similar agreements with the Plan Contract Holder as permitted by the retirement plan.
You can invest your money in the Variable Investment Options available under the Contract, which offers the opportunity for a favorable return that can increase your Contract Value. However, this is NOT guaranteed. It is possible, due to market changes, that your Contract Value may decrease.
The Contract, like all deferred annuity contracts, has two (2) phases: the Accumulation Phase and the Annuity Phase. During the Accumulation Phase, since you have purchased this Annuity through an IRA, Roth IRA or qualified retirement plan, any earnings grow on a tax deferred basis and are generally taxed as income only when you make withdrawals, including withdrawals under the Prudential IncomeFlex Target Benefit. The Annuity Phase starts when you begin receiving Annuity Payments from your Contract. The amount of money you are able to accumulate in your Contract during the Accumulation Phase will help determine the amount you will receive during the Annuity Phase. Other factors will affect the amount of your payments, such as age, and the payout option you select.
You may only establish one IRA and one Roth IRA funded by this Annuity. If you establish both an IRA and a Roth IRA, you will receive separate Contracts describing the features and benefits of each and the guaranteed values associated with each Contract will be calculated separately.
We may amend the Contract as permitted by law. For example, we may add new features to the Contract. Subject to applicable law, we will determine whether or not to make such Contract amendments available to Contracts that already have been issued.
If permissible under your plan and applicable state law, you may cancel your interest in the Contract and request a refund within a certain period of time known as the “free look” period. The free look period is generally ten (10) days from the date you begin participation under the Contract, but may be longer, depending on applicable state law. Concurrent with the applicable free look period provided by state law, the Code provides a seven (7) day “revocation period” when you purchase this Contract and establish an IRA or Roth IRA (Plan Type A). See Section 9, “What Are The Tax Considerations Associated With The Prudential Retirement Security Annuity IV?”
During the applicable free look period, you can request a refund by returning the Contract either to the representative who sold it to you, or to the Prudential Retirement Service Center, at the address shown on the first page of this prospectus. Generally, you will bear the investment risk during the free look period and will receive a refund equal to your Contract Value, plus the amount of any fees or other charges applied and less applicable federal and state income tax withholding, as of the date you stopped participation in the Contract. If applicable state law or the Code, in the case of an IRA or Roth IRA, requires the return of your Purchase Payments, we will return the greater of the Contract Value, as described above, or the amount of your total Purchase Payments, less applicable federal and state income tax withholding. Please note that payments made directly to a plan participant are subject to a mandatory 20% federal income tax withholding. The taxpayer cannot choose to elect out of this withholding. Some states also require withholding if federal tax withholding is elected.
SECTION 2: What Investment Options Can I Choose?
The Variable Investment Options are classified according to their investment style and a brief description of each portfolio's investment objective and key policies is set forth in Section 2.

For Plan Type A, you can invest your money in the PGIM 60/40 Allocation Fund. Effective September 29, 2017 the PGIM Balanced Fund was closed to new investors and new contributions for Plan Type A.

For Plan Type B, you can invest your money in the PGIM Balanced Fund Sub-account. If your retirement plan adds the PGIM 60/40 Allocation Fund Sub-account to your retirement plan's investment line up, you will be able to invest in that Sub-account on the day your plan notifies you it is available. If your retirement plan adds the PGIM 60/40 Allocation Fund Sub-account to your retirement plan's investment line up, you will not be able to direct transfers or new contributions to the PGIM Balanced Fund Sub-account.
One of the funds underlying the Variable Investment Options available under this Contract, the PGIM Balanced Fund, may also be available for direct purchase outside of an annuity or life insurance contract. If you purchase shares of the PGIM Balanced Fund directly from a broker-dealer or mutual fund company, you will not pay contract or separate account charges, but you also will not have annuity options or insurance features available. Because of these additional contract and separate account charges, you should refer only to investment return information regarding the fund available through PRIAC or your plan, rather than to information that may be available through alternate sources.
Depending upon market conditions, you may earn or lose money in each option. Your Contract Value will fluctuate with the investment performance of the mutual fund portfolios underlying the Variable Investment Options. Past performance is not a guarantee of future results.
SECTION 3: What Kind Of Payments Will I Receive During The Annuity Phase? (Annuitization)
During the Annuity Phase, commonly called “annuitization,” you may choose from several Annuity Options, including guaranteed payments for life with period certain. Once you begin receiving regular Annuity Payments, you generally cannot change your payment plan.
Note that during the Accumulation Phase, the Prudential IncomeFlex Target Benefit (discussed in Section 5) also provides guaranteed minimum income protection for your life in the form of guaranteed withdrawals. These guaranteed withdrawals do not require annuitization.
SECTION 4: What Is The Death Benefit?
If the Owner dies before the Annuity Phase of the Contract begins, the person(s) or entity chosen as Beneficiary generally will receive the Death Benefit in the amount of the Contract Value. Your employment based retirement plan (Plan Type B) may require payment of the Death Benefit in the form of a Qualified Pre-Retirement Survivor Annuity (“QPSA”) or other payment method. If your plan requires payment in the form of a QPSA, please see “Spousal Consent Rules For Certain Retirement Plans” in Section 9, “What Are The Tax Considerations Associated With The Prudential Retirement Security Annuity IV?” for important considerations before electing the Spousal Benefit. In addition, a surviving spouse may be eligible to continue this Contract and the Spousal Benefit. See Section 5, “What Is The Prudential IncomeFlex Target Benefit?”
SECTION 5: What Is The Prudential IncomeFlex Target Benefit?
The Prudential IncomeFlex Target Benefit guarantees your ability to withdraw a designated amount from the Annuity annually, subject to our rules regarding the timing and amount of withdrawals. This Annual Guaranteed Withdrawal Amount is equal to a percentage of a notional value (called the “Income Base”), regardless of the impact of market performance on your actual Contract Value. This benefit is designed to provide an annual withdrawal amount for life. You must attain age 55 before starting Prudential IncomeFlex Target Benefit guaranteed withdrawals (both you and your spouse must attain age 55 to begin guaranteed withdrawals with the Spousal Benefit). If spousal consent rules apply to the retirement plan in which you participate, spousal consent may be necessary in order for you, or your surviving spouse, to take withdrawals from the Contract of the Annual Guaranteed Withdrawal Amount and avoid payment of your plan interest in the form of a Qualified Joint and Survivor Annuity (“QJSA”) or QPSA. See “Other Important Considerations” in Section 5 and “Spousal Consent Rules For Certain Retirement Plans” in Section 9, “What Are The Tax Considerations Associated With The Prudential Retirement Security Annuity IV?”
Prudential IncomeFlex Target Benefit is a standard feature of the Annuity that applies to the Annuitant automatically. The Spousal Benefit is optional. If you elect the Spousal Benefit, you may not change your mind, and your Annual Guaranteed Withdrawal Amount will be less than if you had not elected it. For additional information about the fees for the Prudential IncomeFlex Target Benefit, see “Summary of Contract Charges And Expenses” and Section 7, “What Are The Expenses Associated With The Prudential Retirement Security Annuity IV?”
SECTION 6: How Can I Purchase The Prudential Retirement Security Annuity IV?
The Contract is available only to fund retirement plans and accounts qualifying for favorable tax treatment under the Code. Investors in Plan Type A may purchase this Contract, unless we agree otherwise and subject to our rules, with a minimum initial Purchase Payment of $20,000. This minimum initial purchase requirement does not apply to Plan Type B.
You must get our prior approval for any initial and/or additional Purchase Payment of $1 million or more, unless we are prohibited under applicable law from insisting on such prior approval. Generally, subject to the Code and/or the terms of your retirement plan, you can make additional Purchase Payments at any time during the Accumulation Phase of the Contract.
Absent our prior approval, we may suspend your ability to make additional Purchase Payments during the time period that begins with either of the following: (a) the date of an Excess Withdrawal or (b) any withdrawal before the Lock-In Date. The length of the suspension period is at our discretion. However, in applying any such suspension, we will not discriminate unfairly against any Participant, nor will the length of any suspension exceed ninety (90) days. In connection with Plan Type B, this restriction does not apply to additional Purchase Payments made through payroll deductions or scheduled loan repayments, if applicable. This restriction does apply to rollover transactions and lump sum loan repayments.
SECTION 7: What Are The Expenses Associated With The Prudential Retirement Security Annuity IV?
The Contract has insurance features and investment features, and there are costs related to each. These charges may differ based upon plan type.

▪	Annual Contract Fee: Each year we may impose an annual contract fee of up to $150.00. This fee may vary by plan type.

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Insurance and Administrative Charge: We have the right to impose an asset-based charge to cover expenses and certain insurance risks of up to 1.75% for Plan Type A and 1.50% for Plan Type B. The amount of the charge varies by plan type. We have the right to deduct this charge daily from the net asset value of the Variable Investment Options. This charge is currently 0.00%.

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Prudential IncomeFlex Target Benefit Charge: We impose an asset-based charge for the Prudential IncomeFlex Target Benefit of up to 1.50% for both Plan Type A and Plan Type B. See Section 5, “What Is The Prudential IncomeFlex Target Benefit?” This charge compensates us for the costs and risks we assume in providing the benefit. The amount of the charge may vary by plan type. We deduct this charge daily from the unit value of the Variable Investment Options.

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Fund Expenses: You will bear the expenses associated with the underlying mutual funds that are deducted from the underlying funds' assets. For certain funds, expenses may be reduced by expense waivers and comparable arrangements. In general, these expense waivers and comparable arrangements are not guaranteed, and may be terminated at any time.

For more information, including details about other possible charges under the Contract, see “Summary Of Contract Charges And Expenses” and Section 7, “What Are The Expenses Associated With The Prudential Retirement Security Annuity IV?”
SECTION 8: How Can I Access My Money?

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Plan Type A: You generally may withdraw money at any time during the Accumulation Phase. You may, however, be subject to income tax. If you make a withdrawal prior to age 59 1/2, you also may be subject to a 10% additional tax.

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Plan Type B: You may withdraw money subject to any restrictions imposed by the Code and your retirement plan. For example, certain retirement plans may permit withdrawals only upon earlier of severance from employment, death, disability, attaining a minimum age or the happening of an unforeseeable emergency. Withdrawals prior to age 59 1/2 may be prohibited or subject to an additional tax.

This Contract provides an insurance benefit, called the Prudential IncomeFlex Target Benefit, under which we guarantee that certain amounts will be available to you for withdrawal, regardless of market-related declines in your Contract Value, provided certain conditions are met. You are not required to withdraw these guaranteed amounts. Withdrawing more than the allowable amounts will permanently reduce your guaranteed benefits as described in Part 5, “Withdrawals Under The Prudential IncomeFlex Target Benefit.”
SECTION 9: What Are The Tax Considerations Associated With The Prudential Retirement Security Annuity IV?
This Contract is offered to fund certain IRAs and employment based retirement plans.
Plan Type A: Generally, all or a portion of amounts withdrawn either as a lump sum or as regular payments are taxed as ordinary income. Because this Contract is issued as a nonqualified annuity, the Contract must be issued to a custodial account established as an IRA, or Roth IRA. Generally, all amounts withdrawn from IRAs and withdrawals of earnings from Roth IRAs (excluding qualified distributions from Roth IRAs) are taxable and subject to a 10% additional tax if withdrawn prior to age 59 1/2.
Plan Type B: Except for qualified distributions from Roth accounts, generally, all or a portion of amounts withdrawn either as a lump sum or as regular payments are taxed as ordinary income. In some cases, the tax on lump sum distributions may be limited by special income averaging rules. Premature withdrawals may be prohibited or subject to an additional tax.
The effect of federal taxation depends largely upon the type of retirement plan, so we can provide only a generalized description. You should consult with your tax advisor for more specific information about the tax treatment of your plan withdrawals.
The tax advantages available with this Contract may exist solely from its purchase through retirement plans or accounts qualifying for federal tax benefits under sections 401(a), 403(b), 408(a), 408A or 457 (governmental) of the Internal Revenue Code. In contrast to many variable annuities, because this Contract can invest in a fund available to the general public, if the Contracts are not issued or purchased through one of these types of retirement plans, the taxes on gains may not be deferred. You should carefully consider the advantages and disadvantages of owning a variable annuity in a tax qualified plan, as well as the costs and benefits of the Contract (including annuity income), before you purchase the Contract in a tax qualified plan.
SECTION 10: Other Information
This Contract is issued by Prudential Retirement Insurance and Annuity Company, a wholly-owned subsidiary of The Prudential Insurance Company of America. The Contract is sold through registered representatives of an affiliated broker-dealer.

PART II SECTIONS 1 – 10
PRUDENTIAL RETIREMENT SECURITY ANNUITY IV PROSPECTUS
1: WHAT IS THE PRUDENTIAL RETIREMENT SECURITY ANNUITY IV?
The Prudential Retirement Security Annuity IV is a variable annuity contract issued by PRIAC. PRIAC is solely responsible for its obligations under Prudential Retirement Security Annuity IV, and there are no support agreements from third parties relating to the capitalization of PRIAC. Under your Contract, in exchange for your payment to us, we promise to pay you a guaranteed stream of payments upon annuitization that can begin any time after the first Contract anniversary. Your Annuity is in the Accumulation Phase until you decide to begin receiving these Annuity Payments. Annuity Payments are made on or after your Annuity Date in accordance with the Annuity Option you select. The date you elect to begin receiving Annuity Payments is the Annuity Date. On the Annuity Date, your Contract switches to the Annuity Phase. The Contract also permits you to make guaranteed withdrawals during the Accumulation Phase. See Section 5, “What Is The Prudential IncomeFlex Target Benefit?” for further details. These withdrawals are different than Annuity Payments.
This Annuity contract does not benefit from Tax Deferral, unlike many annuity contracts that generally do when sold outside a tax favored plan (these annuity contracts are generally referred to as non-qualified annuities). Tax Deferral means that you are not taxed on earnings or appreciation on the assets in your Contract until you withdraw money from your Contract. This Annuity is only offered to fund certain IRAs and employment based retirement plans, which generally provide Tax Deferral without investing in an annuity contract. If this Contract were offered outside of such tax qualified accounts or plans, you would not receive Tax Deferral. Before purchasing this Annuity, you should consider whether its features and benefits, including the income and Death Benefits, meet your needs and goals. You should consider the relative features, benefits and costs of this Annuity compared with any other investments or benefits available through your retirement plan or elsewhere.
The Prudential Retirement Security Annuity IV is a variable annuity contract. This means that during the Accumulation Phase, you can allocate your assets to the Variable Investment Options. The amount of money you are able to accumulate in your Contract during the Accumulation Phase depends upon the investment performance of the underlying mutual fund associated with that Variable Investment Options. Because each underlying mutual fund’s portfolio fluctuates in value depending upon market conditions, your Contract Value (the total value of your Contract, equal to the sum of the value of your investment in the investment option) can either increase or decrease. This is important, since the amount of the Annuity Payments you receive during the Annuity Phase depends upon the value of your Contract at the time you begin receiving payments.
For Plan Type A, you are the Owner of the Contract, as the individual for whom the IRA and/or Roth IRA is established. You generally have all the decision-making rights under the Contract. You will also be the Annuitant. The Owner is the person who receives the Annuity Payments when the Annuity Phase begins. The Annuitant is the person whose life is used to determine the amount of these payments and how long (if applicable) the payments will continue once the Annuity Phase begins. On or after the Annuity Date, the Annuitant may not be changed.
For Contracts funding Plan Type B, a group annuity contract is issued to a Plan Contract Holder. By notifying us, the Plan Contract Holder may exercise certain rights under the Contract, including discontinuance of employee contributions to the Contract, termination of the Contract, termination of the retirement plan and/or transfer of assets to an alternate investment or funding vehicle. Any such exercise of rights by a Plan Contract Holder may reduce or eliminate Prudential IncomeFlex Target Benefit guarantees. Even though the Contract was issued to a Plan Contract Holder, the Contracts generally provide that Participants will have the rights and interests under the Annuity that are described in this prospectus. A particular plan may limit a Participant’s exercise of certain rights under the Contract. A Participant should review the provisions of their employer’s plan or arrangement to identify and consider any such limitations.
You may only establish one IRA and one Roth IRA funded by this Annuity. If you establish both an IRA and a Roth IRA, you will receive separate Contracts describing the features and benefits of each and the guaranteed values associated with each Contract will be calculated separately.
The Beneficiary is the person(s) or entity you designate to receive any Death Benefit. Subject to any restrictions imposed by the Code or your retirement plan, you may change the Beneficiary any time prior to the Annuity Date by making a written request to us. The optional Spousal Benefit requires your spouse to be both your spouse and sole Beneficiary when you elect the benefit and when you die. See Section 5, “What Is The Prudential IncomeFlex Target Benefit?”

SHORT TERM CANCELLATION RIGHT OR “FREE LOOK”
If you are not satisfied with your Contract, you may cancel your interest in the Contract and request a refund within a certain period of time known as the “free look” period. The free look period is generally ten (10) days from the date you begin participation under the Contract. If state law requires, the free look period may be longer. Concurrent with the applicable free look period provided by state law, the Code provides a seven (7) day “revocation period” when you purchase this Contract and establish an IRA or Roth IRA (Plan Type A). See Section 9, “What Are The Tax Considerations Associated With The Prudential Retirement Security Annuity IV?”
To exercise this cancellation right, you can request a refund by returning the Contract either to the representative who sold it to you, or to the Prudential Retirement Service Center at the address shown on the first page of this prospectus. Generally, you will bear the investment risk during the free look period and will receive a refund equal to your Contract Value, plus the amount of any fees or other charges applied and less applicable federal and state income tax withholding, as of the date you stopped participation in the Contract. If applicable state law or the Code, in the case of an IRA or Roth IRA, requires the return of your Purchase Payments, we will return the greater of the Contract Value, as described above, or the amount of your total Purchase Payments, less applicable federal and state income tax withholding. Please note that payments made directly to a plan participant are subject to a mandatory 20% federal income tax withholding. The taxpayer cannot choose to elect out of this withholding. Some states also require withholding if federal tax withholding is elected.

2: WHAT INVESTMENT OPTIONS CAN I CHOOSE?
The Variable Investment Options invest in the PGIM Balanced Fund of the Prudential Investment Portfolios, Inc. and in the PGIM 60/40 Allocation Fund of the Prudential Investment Portfolios 5. Effective September 29, 2017, the PGIM Balanced Fund was closed to new investors and new contributions for Plan Type A. The current prospectuses for the PGIM Balanced Fund and the PGIM 60/40 Allocation Fund, available in your Contract, contain important information about the underlying mutual funds in which your Variable Investment Options invest. There are deductions from and expenses paid out of the assets of the funds that are described in the current prospectuses for the funds. When you invest in a Variable Investment Option funded by a mutual fund, you should read the mutual fund prospectus and keep it for future reference. For additional copies of the current underlying fund prospectuses please call (877) 778-2100 or write us at Prudential Retirement, 30 Scranton Office Park, Scranton, PA 18507.
A Variable Investment Option that you select is your choice. We do not provide investment advice, nor do we recommend any particular Variable Investment Option. Please consult with a qualified investment professional if you wish to obtain investment advice. You bear the investment risk for amounts allocated to a Variable Investment Option.
VARIABLE INVESTMENT OPTIONS
The following chart classifies each underlying investment based on its investment style, as of the date of this prospectus. The chart also lists each fund's investment objective and a short summary description of the investment policies. There is no guarantee that any fund will meet its investment objective and you could lose money. The adviser and sub-advisers for each fund appear next to the description.
This Contract offers portfolios managed by PGIM Investments LLC, QMA LLC, PGIM Fixed Income and/or PGIM Limited, all of which are affiliated companies of PRIAC (“Affiliated Portfolios”). PRIAC and its affiliates (“Prudential Companies”) receive fees and payments from the Affiliated Portfolios, which could be greater than the fees and payments Prudential Companies would receive if we offered unaffiliated portfolios. Because of the potential for greater profits earned by the Prudential Companies with respect to the Affiliated Portfolios, we have an incentive to offer Affiliated Portfolios over other portfolios sponsored and advised by companies not affiliated with PRIAC. In general, we also have an incentive to offer portfolios managed by certain sub-advisers, either because the sub-adviser is a Prudential Company or because the sub-adviser provides payments or support, including distribution and marketing support, to the Prudential Companies. We may consider those sub-adviser financial incentive factors in determining which portfolios to offer under the Contract. Allocations made to all Affiliated Portfolios benefit us financially. PRIAC has selected the portfolios for inclusion as investment options under this Contract in PRIAC’s role as the issuer of this Contract, and PRIAC does not provide investment advice or recommend any particular portfolio.
One of the funds underlying the Variable Investment Options available under this Contract, the PGIM Balanced Fund, may also be available for direct purchase outside of an annuity or life insurance contract. If you purchase shares of the PGIM Balanced Fund directly from a broker-dealer or mutual fund company, you will not pay contract or separate account charges, but you also will not have annuity options or insurance features available. Because of these additional contract and separate account charges, you should refer only to investment return information regarding the fund available through PRIAC or your plan, rather than to information that may be available through alternate sources.

STYLE/ TYPE	INVESTMENT OBJECTIVES/POLICIES	PORTFOLIO ADVISER/ SUB-ADVISERS
Prudential Investment Portfolios, Inc.
MODERATE ALLOCATION
THE SUB-ACCOUNT INVESTING IN THIS FUND IS CLOSED TO NEW INVESTORS/NEW CONTRIBUTIONS FOR PLAN TYPE A PGIM Balanced Fund

The investment objective of the fund is to seek income and long-term growth of capital. The fund seeks to achieve its investment objective by investing in a portfolio of equity, fixed-income and money market securities that is actively managed to capitalize on opportunities created by perceived misvaluation. Normally the fund will invest 45% to 70% of its total assets in equity and equity-related securities, including real estate investment trusts (REITs). Equity and equity-related securities in which the fund primarily invests are common stocks and stock index futures. The fund may invest up to 15% of its total assets in equity-related securities of small companies. QMA considers small cap stocks to include those in the Russell 2000 Index. Under normal circumstances, 30% to 55% of the fund’s total assets are invested in fixed-income securities. The fund may invest up to 15% of the fund's total assets in foreign equity securities, and up to 20% of the fund's total assets in foreign debt securities.
ADVISER: PGIM Investments LLC SUB-ADVISERS: QMA LLC (Asset Allocation and Equity Subadviser) PGIM Fixed Income PGIM Limited (Fixed Income Subadvisers)

STYLE/ TYPE	INVESTMENT OBJECTIVES/POLICIES	PORTFOLIO ADVISER/ SUB-ADVISERS
Prudential Investment Portfolios 5
MODERATE ALLOCATION
PGIM 60/40 Allocation Fund

The investment objective of the fund is to seek a balance between growth and conservation of capital. The fund seeks to achieve its investment objective by investing a significant portion of its equity assets in the PGIM QMA Large-Cap Core Equity Fund. The fund intends to invest a significant portion of its fixed-income assets in the PGIM Total Return Bond. The fund normally intends to obtain exposure to equity securities in an amount equal to approximately 60% of its total assets and exposure to fixed-income securities in an amount equal to approximately 40% of its total assets. The fund will be rebalanced periodically (typically monthly) to maintain the target asset allocation.

ADVISER: PGIM Investments LLC SUB-ADVISER: QMA LLC
PAYMENTS MADE TO PRIAC
Respecting this Contract, PRIAC has entered into an agreement with the underlying portfolios and/or the investment advisers to the underlying portfolios, to provide administrative and support services to the portfolios. Pursuant to the terms of this agreement, PRIAC receives a total fee of approximately 0.25% for the PGIM Balanced Fund annually of the average assets allocated to the portfolios under the Contract, as compensation for providing those services. PRIAC does not receive service fees for the PGIM 60/40 Allocation Fund. These agreements, including the fees paid and services provided, can vary for each underlying mutual fund whose portfolios are offered as Sub-accounts. We and our affiliates may profit from these payments. The funds for these payments come from, in whole or in part, the assets of the portfolio itself and/or the assets of the portfolio’s investment adviser. The existence of these payments tends to increase the overall cost of investing in the underlying portfolios. Through your indirect investment in the underlying portfolios, you indirectly bear the costs of these fees (see underlying funds' prospectuses for more information). Furthermore, there is additional compensation on assets invested in Prudential’s proprietary underlying funds because our affiliates receive certain fees from the funds. Therefore, there may be more revenue with respect to proprietary funds than nonproprietary funds and allocations you make to the affiliated portfolios benefit us financially.
In addition, the investment adviser, sub-adviser or distributor of the underlying portfolios may compensate us by providing reimbursement or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with variable annuity contracts. These services may include, but are not limited to: co-sponsoring various meetings and seminars attended by broker-dealer firms’ registered representatives, plan sponsors and participants, and creating marketing material discussing variable annuity contracts and the available options. The amounts paid depend on the nature of the meetings, the number of meetings attended by the adviser, sub-adviser, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of the adviser’s, sub-adviser’s or distributor’s participation. These payments or reimbursements may not be offered by all advisers, sub-advisers, or distributors and the amounts of such payments may vary between and among each adviser, sub-adviser, and distributor depending on their respective participation.
In addition to the payments that we receive from underlying funds and/or their affiliates, those same funds and/or their affiliates may make payments to us and/or our affiliates within the Prudential Financial group related to the offering of investment options within variable annuities or life insurance offered by different Prudential business units.
TRANSFERS AMONG OPTIONS
Subject to availability and certain restrictions, you can transfer money out of the PGIM Balanced Fund Sub-account into the PGIM 60/40 Allocation Fund. All transfers are subject to the terms and conditions set forth in this prospectus. A transfer of this nature is not considered an additional Purchase Payment. The minimum transfer amount is the lesser of $250 or the total amount in the investment option from which the transfer is to be made. Currently, we waive this minimum transfer amount. We have the right to begin imposing this minimum transfer amount for any future transfers. You should know that once you or your retirement plan transfer money out of the PGIM Balanced Fund Sub-account you may not transfer it back to the Sub-account at a later date. The PGIM Balanced Fund Sub-account was closed to new investors and new contributions effective September 29, 2017 for Plan Type A.
In general, your transfer request may be made by telephone, electronically, or otherwise in paper form to the Prudential Retirement Service Center. We have procedures in place to confirm that instructions received by telephone or electronically are genuine. We will not be liable for following telephone or electronic instructions that we reasonably believe to be genuine. Your transfer request will take effect at the end of the Business Day on which it was received in Good Order by us, or by certain entities that we have specifically designated. Good Order includes receipt of all necessary information to ensure the transfer is permitted under and in compliance with the applicable retirement arrangement. Transfer requests that are not in Good Order will be valued on the Business Day that Good Order is determined. Transfer requests received after the close of the Business Day will take effect at the end of the next Business Day.
During the Contract Accumulation Phase, you can make up to twelve (12) transfers each Contract year without charge. If you make more than twelve (12) transfers in one (1) Contract year, you may be charged up to $30 for each additional transfer. For purposes of the twelve (12) free transfers per year that we allow, we will treat multiple transfers that are submitted on the same Business Day as a single transfer. Currently, we waive this transfer charge. We have the right to begin imposing this charge for any future transfers.
REDEMPTION FEES AND ABUSIVE TRADING PRACTICES
The practice of making frequent transfers among Variable Investment Options in response to short-term fluctuations in markets, sometimes called “market timing” or “excessive trading,” can make it very difficult for a portfolio manager to manage an underlying mutual fund’s investments. Frequent transfers may cause the fund to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs or affect performance. For these reasons, the Contract was not designed for persons who make programmed, large or frequent transfers.
We consider “market timing” or “excessive trading” to be one or more trades into and out of (or out of and into) the same Variable Investment Option within a rolling thirty (30)day period when each exceeds a certain dollar threshold. Automatic or system-driven transactions, such as contributions or loan repayments by payroll deduction, regularly scheduled or periodic distributions, or periodic rebalancing through an automatic rebalancing program do not constitute prohibited excessive trading and will not be subject to these criteria. In addition, certain investments are not subject to the policy, such as stable value funds, money market funds and funds with fixed unit values.
In light of the risks posed by “market timing”or “excessive trading”, we monitor transactions in an effort to identify such trading practices. We reserve the right to limit the number of your transfers in any year, and to take the other actions discussed below. We also reserve the right to refuse any transfer request if: (a) we believe that market timing (as we define it) has occurred; or (b) we are informed by an underlying fund that transfers in its shares must be restricted under its policies and procedures concerning excessive trading.
The ability of PRIAC to monitor for frequent trading is limited for Contracts under which PRIAC does not provide the Participant record keeping. In those cases, another entity maintains the individual records and submits to PRIAC only aggregate orders combining the transactions of many Participants. Therefore, PRIAC may be unable to monitor investments by individual investors. Under SEC rules, an underlying fund may ask us to identify third party administrators that hold individual Participant records and we are obligated to use our best efforts to identify whether or not the third party administrator is deemed an indirect intermediary.
In furtherance of our general authority to restrict transfers as described above, and without limiting other actions we may take in the future, we have adopted the following specific procedures:

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Warning. Upon identification of activity that meets the market-timing criteria, a warning letter will be sent to you. A copy of the warning letter and/or a trading activity report will be provided to the plan.

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Restriction. A second incidence of activity meeting the market timing criteria within a six (6) month period will trigger a trade restriction. If permitted by the Contract and otherwise allowed by law, PRIAC will restrict you from trading through the internet, phone or facsimile for all investment options available. In such case, you will be required to provide written direction via standard (non-overnight) U.S. mail delivery for trades. The duration of a trade restriction is three (3) months, and may be extended incrementally (three (3) months) if the behavior recurs during the six (6) month period immediately following the initial restriction.

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Action by an Underlying Fund. A portfolio may have adopted its own policies and procedures with respect to excessive trading, and we reserve the right to enforce these policies and procedures. The prospectus for the portfolio describes any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Under federal securities regulations, we are required to: (1) enter into a written agreement with each portfolio or its principal underwriter that obligates us to provide to the portfolio promptly upon request certain information about the trading activity of individual Contract Owners, and (2) execute instructions from the portfolio to restrict or prohibit further purchases or transfers by specific Contract Owners who violate the excessive trading policies established by the portfolio. We reserve the right to impose any such restriction at the fund level, and all Participants under a particular Contract would be impacted. In addition, you should be aware that some portfolios may receive “omnibus” purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the portfolios in their ability to apply their excessive trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the portfolios (and thus Contract Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the portfolios.

A portfolio also may assess a short term trading fee in connection with a transfer out of the Variable Investment Option investing in that portfolio that occurs within a certain number of days following the date of allocation to the Variable Investment Option. Each portfolio determines the amount of the short term trading fee and when the fee is imposed. The fee is retained by or paid to the portfolio and is not retained by us. The fee will be deducted from your Contract Value.
Although our transfer restrictions are designed to prevent excessive transfers, they are not capable of preventing every potential occurrence of excessive transfer activity.
SCHEDULED TRANSACTIONS
Scheduled transactions include systematic withdrawals, systematic investments, required minimum distributions, substantially equal periodic payments under Section 72(t) of the Code and Annuity Payments. Generally, scheduled transactions in Good Order are valued as of the date they are scheduled, unless the scheduled day is not a Business Day. In that case, the transaction will be valued on the next Business Day, unless (with respect to required minimum distributions, substantially equal periodic payments under Section 72(t) of the Code, and Annuity Payments only), the next Business Day falls in the subsequent calendar year, in which case the transaction will be valued on the prior Business Day.
VOTING RIGHTS
As stated above, all of the assets held in the Sub-accounts of the Separate Account are invested in shares of the corresponding funds. PRIAC is the legal owner of those shares. As such, PRIAC has the right to vote on any matter voted on at any shareholders meetings of the funds. However, as required by law, PRIAC votes the shares of the funds at any regular and special shareholders meetings the funds are required to hold in accordance with voting instructions received from investors. For purposes of voting rights, the investor is the plan with respect to plans qualified under Internal Revenue Code Sections 401 or 457. The investor is the Participant with respect to those participating in a plan within the meaning of Internal Revenue Code Section 403(b) and with respect to any IRA or other individual contract.
The funds may not hold annual shareholders meetings when not required to do so under the laws of the state of its incorporation or the Investment Company Act of 1940. Fund shares for which no timely instructions from investors are received, and any shares owned directly or indirectly by PRIAC, are voted in the same proportion as shares in the respective portfolio for which instructions are received. This voting procedure is sometimes referred to as “mirror voting” because, as indicated in the immediately preceding sentence, we mirror the votes that are actually cast, rather than decide on our own how to vote. In addition, because all the shares of a given mutual fund held within the Separate Account are legally owned by us, we intend to vote all of such shares when that underlying fund seeks a vote of its shareholders. As such, all such shares will be counted towards whether there is a quorum at the underlying fund’s shareholder meeting and towards the ultimate outcome of the vote. Thus, under “mirror voting,” it is possible that the votes of a small percentage of investors who actually vote will determine the ultimate outcome. Should the applicable federal securities laws or regulations, or their current interpretation, change so as to permit PRIAC to vote shares of the fund in its own right, it may elect to do so.
Generally, investors may give voting instructions on matters that would be changes in fundamental policies and any matter requiring a vote of the shareholders of the funds. With respect to approval of the investment advisory agreement or any change in a portfolio’s fundamental investment policy, investors participating in such portfolio will vote separately on the matter, as required by applicable securities laws.
The number of fund shares for which an investor may give instructions is determined by dividing the portion of the value of the Separate Account derived from participation in a Sub-account, by the value of one (1) share in the corresponding portfolio of the applicable fund. The number of votes for which the investor may give us instructions is determined as of the record date chosen by the Board of the applicable fund. We furnish the investor with proper forms and proxies to enable the investor to give these instructions. We reserve the right to modify the manner in which the weight to be given to voting instructions is calculated where such a change is necessary to comply with current federal regulations or interpretations of those regulations.
PRIAC may, if required by state insurance regulations, disregard voting instructions if such instructions would require shares to be voted so as to cause a change in the sub-classification or investment objectives of one (1) or more of the funds' portfolios, or to approve or disapprove an investment advisory contract for a fund. If we do disregard voting instructions, we will advise of that action and our reasons for such action in the next annual or semi-annual report.
SUBSTITUTION
We may substitute the underlying mutual funds used by the Variable Investment Options. We would not do this without the approval of the Securities and Exchange Commission (SEC) and any necessary state insurance departments. Moreover, any such substituted fund will have substantially similar investment objectives to those of either the PGIM Balanced Fund and the PGIM 60/40 Allocation Fund. You will be given specific notice in advance of any substitution we intend to make. For Contracts funding plans subject to the fiduciary responsibility provisions of the Employee Retirement Income Security Act of 1974, as amended, no substitution will be made without the consent of the plan fiduciary. We may also add additional Variable Investment Options, and cease to allow new investments in the fund or portfolio, provided that we will offer at least one Variable Investment Option under this product.
REPORTS TO YOU
We will send you, at least annually, reports showing as of a specified date the amounts credited to you in the Sub-accounts of the PRIAC Variable Contract Account A. We will also send annual and semi-annual reports for the underlying funds.

3: WHAT KIND OF PAYMENTS WILL I RECEIVE DURING THE ANNUITY PHASE?
(ANNUITIZATION)
PAYMENT PROVISIONS
If you so choose, you may annuitize some or all of your Adjusted Contract Value and can begin taking Annuity Payments, any time after the first Contract anniversary. We make the income plans described below available at any time before the Annuity Date. Annuity Options under the Contract define the frequency and duration of Annuity Payments. During the Annuity Phase, all of the Annuity Options under this Contract are fixed Annuity Options. This means that your participation in the Variable Investment Option ends on the Annuity Date. Generally, once the Annuity Payments begin, the Annuity Option cannot be changed and you cannot make withdrawals or surrender the Contract. The availability of Annuity Payments is subject to restrictions on withdrawals from employment based retirement plans (Plan Type B) under the Code or under the terms of the particular plan.
IN ADDITION TO THE ANNUITY OPTIONS DISCUSSED IN THIS SECTION, PLEASE NOTE THAT THE PRUDENTIAL INCOMEFLEX TARGET BENEFIT OFFERS GUARANTEED INCOME IN THE FORM OF GUARANTEED WITHDRAWALS. THIS SECTION DOES NOT DESCRIBE THE PRUDENTIAL INCOMEFLEX TARGET BENEFIT, WHICH IS NOT AN ANNUITY OPTION. PLEASE SEE SECTION 5, “WHAT IS THE PRUDENTIAL INCOMEFLEX TARGET BENEFIT?”
Option 1: Annuity Payments For A Period Certain
Under this option, we will make equal payments for the period chosen, up to twenty-five (25) years (but not to exceed life expectancy). We will make the Annuity Payments monthly, or if You or the Participant choose, quarterly, semiannually, or annually, for the period certain. If the Owner dies during the Annuity Phase, payments will continue to the Beneficiary for the remainder of the period certain.
Option 2: Life Annuity With 10 Years Period Certain
Under this option, we will make Annuity Payments monthly, quarterly, semiannually, or annually as long as the Annuitant is alive. If the Owner dies before we have made ten (10) years’ worth of payments, we will continue to pay the Beneficiary the remaining payments of the 10 year period.
Other Annuity Options
We currently offer a variety of other Annuity Options not described above. At the time Annuity Payments are chosen, we may make available to you any of the fixed Annuity Options that are offered at your Annuity Date.
TAX CONSIDERATIONS
Your Contract generally will be held in a custodial account established as an IRA, Roth IRA or other retirement plan eligible for favorable tax treatment under the Code. Roth IRAs are not subject to the required minimum distributions of the Code during the Owner’s lifetime. Therefore, you should consider the required minimum distribution provisions of the Code when selecting your Annuity Option.
HOW WE DETERMINE ANNUITY PAYMENTS
Generally speaking, the Annuity Phase of the Contract involves our distributing to you in increments the value that you have accumulated. We make these incremental payments either over a specified time period (e.g., 15 years) (period certain annuities) or for the duration of the life of the Annuitant (and possibly co-annuitant) (life annuities). Certain assumptions are common to both period certain and life annuities. In each type, we assume that the value you apply at the outset toward your Annuity Payments earns interest throughout the payout period. If our current annuity purchase rates on the Annuity Date are more favorable to you than the guaranteed rates stated below, we will make payments based on those more favorable rates.
Assumptions that we use for period certain and life annuities differ, as detailed in the following overview:
Period Certain Annuities
Generally speaking, in determining the amount of each Annuity Payment under a period certain annuity, we start with the Adjusted Contract Value and add interest assumed to be earned over the period certain. Using the interest in effect, we determine the benefit that can be supported during the guaranteed period such that the present value of the benefit payments equals the accumulated account balance. The life expectancy of the Annuitant and co-annuitant are relevant to this calculation only in that we will not allow you to select a period certain that exceeds life expectancy.

Life Annuities
More variables affect our calculation of life Annuity Payments. Most importantly, we make several assumptions about the Annuitant’s or co-annuitant’s life expectancy. As stated above, we will pay you the more favorable benefit between that determined by applying current assumptions and that determined by applying minimum guarantee assumptions, which is referred to as the guaranteed annuity benefit.
Below are the minimum guarantee assumptions, subject to the requirements of state insurance law, that we use to determine the guaranteed annuity benefit:

▪	2% Interest

▪	8.25% Factor (A percentage if applied to the annuitized account balance would reflect an amount that may cover the expected cost to the Company for administering the payments.)

▪	1950 Male Group Annuity Valuation Table, with age setback of 4.8 years plus one-fifth of the number of years from 1895 to the Annuitant’s year of birth
In addition, certain states may require the use of assumptions that produce a more favorable benefit. When these requirements apply, the more favorable benefit will be paid.

4: WHAT IS THE DEATH BENEFIT?
The Death Benefit feature delivers the Contract Value to the Beneficiary.
BENEFICIARY
The Beneficiary is the person(s) or entity you name to receive any Death Benefit. The Beneficiary is named at the time the Contract is issued, unless you change it at a later date. A change of Beneficiary will take effect on the date you sign the change request form, provided that we receive the form in Good Order. Unless an irrevocable Beneficiary has been named, during the Accumulation Phase you can change the Beneficiary at any time before the Owner dies. The Beneficiary designation during the Accumulation Period is not applicable to the Annuity Phase unless you have indicated otherwise, or we determine that applicable law requires that we continue a designation.
The optional Spousal Benefit requires your spouse or civil union partner to be both your spouse or civil union partner and sole Beneficiary of the Annuity and IRA or Roth IRA it funds, when you elect the benefit and when you die. See Section 5, “What Is The Prudential IncomeFlex Target Benefit?” For more information on the tax treatment of spouses and civil union partners, see Section 9, “What Are The Tax Considerations Associated With The Prudential Retirement Security Annuity IV?”
CALCULATION OF THE DEATH BENEFIT
If the Owner dies during the accumulation period, after we receive the appropriate proof of death and any other needed documentation in Good Order (“due proof of death”), your Beneficiary will receive the Contract Value as of the date we receive due proof of death in Good Order. We require due proof of death to be submitted promptly.
PAYOUT OPTIONS
The Code provides for alternative Death Benefit payment options when a contract is used as an IRA, Roth IRA, 403(b) or other “qualified investment” that requires minimum distributions. Upon your death under an IRA, Roth IRA, 403(b) or other “qualified investment,” the designated Beneficiary may generally elect to continue the Contract and receive required minimum distributions under the Contract, instead of receiving the Death Benefit in a single payment. The available payment options will depend on whether you die before the date required minimum distributions under the Code were to begin, whether you have named a designated Beneficiary and whether the Beneficiary is your surviving spouse. With respect to the Death Benefits paid under a contract issued to a non-ERISA 403(b) plan or an IRA, if we do not receive instructions on where to send the payment within five (5) years of the date of death, the funds will be escheated in accordance with applicable state law. For other plan types, we will follow the plan sponsor’s direction.
NOTE THAT A SURVIVING SPOUSE MAY BE ELIGIBLE TO CONTINUE THIS CONTRACT AND THE SPOUSAL BENEFIT. Also, if you elected to receive required minimum distributions under a systematic minimum distribution option, this program is discontinued upon receipt of notification of death. The final required minimum distribution must be distributed prior to establishing a beneficiary payment option for the balance of the Contract. See Section 5, “What Is The Prudential IncomeFlex Target Benefit?”
Upon receipt of due proof of death in Good Order, we will pay the Beneficiary the Death Benefit.
The Beneficiary may, within sixty (60) days of providing due proof of death, choose to take the Death Benefit under one (1) of several Death Benefit payout options listed below.
Choice 1: Lump sum payment of the Death Benefit. If the Beneficiary does not choose a payout option within sixty (60) days, the Beneficiary will receive this payout option. Payment as a transfer to another IRA titled as an inherited IRA would also be included in this payout option.
Choice 2: The payment of the entire Death Benefit by December 31st of the calendar year that contains the 10th anniversary of the date of death of the Owner.
Choice 3: Payment of the Death Benefit under an annuity or annuity settlement option over the lifetime of the Beneficiary or over a period not extending beyond the life expectancy of the Beneficiary with distribution beginning by December 31st of the year following the year of death of the Owner. This payout option is available if you have named a designated beneficiary who meets the requirements for an "eligible designated beneficiary" ("EDB"). A designated beneficiary is any individual designated as a beneficiary by the employee or IRA owner. An EDB is any designated beneficiary who is (1) your surviving spouse, (2) your minor child, (3) disabled, (4) chronically ill, or (5) an individual not more than 10 years younger than you. An individual's status as an EDB is determined on the date of your death.

If death occurs before a designated Beneficiary is named and before the date required minimum distributions must begin under the Code, then Choice 3 is not a permitted payout option under the Code and you may only choose Choice 1 or Choice 2, modified to be paid out by December 31st of the calendar year that contains the 5th anniversary of the date of the death of the Owner.

If death occurs before a designated Beneficiary is named and after the date required minimum distributions must begin under the Code, the Death Benefit must be paid out at least as rapidly as under the method then in effect. For Contracts where multiple Beneficiaries have been named and at least one (1) of the Beneficiaries does not qualify as a designated Beneficiary under the Code, and the account has not been divided into separate accounts by December 31st of the year following the year of death, such Contract is deemed to have no designated Beneficiary.
A Beneficiary has the flexibility to take out more each year than mandated under the required minimum distribution rules.
If the Beneficiary is the spouse of the Owner at the time of the Owner’s death, then the Contract will continue and the spouse will become the Owner. If the Owner’s death is prior to the date you make your election to lock in your Annual Guaranteed Withdrawal Amount under this Annuity (the “Lock-In Date”), the Income Base and Highest Birthday Value will not transfer to the spouse, rather they will be reset based on the Contract Value at the time of death. If the Owner’s death is after the Lock-In Date and the Optional Spousal Benefit was not elected, the Annual Guaranteed Withdrawal Amount will be reset to zero and Income Base will reset based on the Contract Value at the time of death. The spouse may, within sixty (60) days of providing due proof of death, elect to take the Death Benefit under any of the payout options described above. In addition, the spouse can choose to defer payments until the IRA Owner would have reached age 70 1/2 (72 for those who would have reached age 70 1/2 after 2019) or can change title to the account to the spouse’s name.
The tax consequences to the Beneficiary vary among the three Death Benefit payout options. See Section 9, “What Are The Tax Considerations Associated With The Prudential Retirement Security Annuity IV?”
Any portion of the Death Benefit not payable to a named Beneficiary must be paid out by December 31st of the calendar year that contains the 5th anniversary of the date of the Owner’s death.
Your employment based retirement plan (Plan Type B) may provide that if you are married at the time of your death, a Death Benefit will be payable to your surviving spouse in the form of a QPSA. A QPSA is an annuity for the lifetime of the Participant’s spouse in an amount which can be purchased with no less than 50% of the vested balance of the Contract Value as of the Participant’s date of death. Under ERISA, the spouse may consent to waive the pre-retirement survivor annuity benefit. Such consent must acknowledge the effect of waiving the coverage, contain the signatures of the Participant and spouse, and must be notarized or witnessed by an authorized plan representative. See “Spousal Consent Rules For Certain Retirement Plans” in Section 9, “What Are The Tax Considerations Associated With The Prudential Retirement Security Annuity IV?”
Unless your retirement plan provides otherwise, a Beneficiary who elects to have a fixed-dollar annuity purchased for him may choose from among the available forms of annuity. See Section 3, “What Kind Of Payments Will I Receive During The Annuity Phase?” The Beneficiary may elect to purchase an annuity immediately or at a future date. If an election includes systematic withdrawals, the Beneficiary will have the right to terminate such withdrawals and receive the remaining balance in cash (or effect an annuity with it), or to change the frequency, size or duration of such withdrawals, subject to the minimum distribution rules. See Section 9, “What Are The Tax Considerations Associated With The Prudential Retirement Security Annuity IV?” If the Beneficiary fails to make any election within any time limit prescribed by or for the retirement plan that covered the Participant, within seven days after the expiration of that time limit, we will make one lump sum cash payment to the Beneficiary. A specific Contract may provide that an annuity or other form of distribution is payable to the Beneficiary if the Beneficiary fails to make an election.
For as long as the Beneficiary remains invested in the Contract, all applicable fees and charges will continue to be assessed, including the annual charge for the IncomeFlex Target Benefit.

5: WHAT IS THE PRUDENTIAL INCOMEFLEX TARGET BENEFIT?
The Prudential IncomeFlex Target Benefit is a standard feature of the Contract that guarantees your ability to withdraw amounts equal to a percentage of a notional value (called the “Income Base”), regardless of the impact of market performance on your Contract Value (subject to our rules regarding the timing and amount of withdrawals). The Income Base is used to determine the amount you may withdraw each Withdrawal Period as long as you live (the “Annual Guaranteed Withdrawal Amount”). The Income Base is equal to the greater of the Highest Birthday Value (described below) or the Contract Value on the Business Day prior to your Lock-In date. There are two (2) options – one (1) is the base benefit designed to provide an annual withdrawal amount for your life and the other is a Spousal Benefit designed to provide an annual withdrawal amount until the last to die of you and your spouse.
The base Prudential IncomeFlex Target Benefit and its daily charge apply to the Contract automatically. It cannot be terminated without ending your Contract. When deciding to purchase this Contract, you should consider the costs and benefits of this feature. Generally, this benefit may be appropriate if you intend to make periodic withdrawals from your Contract and wish to ensure that adverse market performance will not affect your ability to receive annual payments. You are not required to make withdrawals. Although you are not required to make withdrawals, you should consider that this product (including costs) is specifically designed for a person who has a need for guaranteed withdrawal or annuity benefits.
The Spousal Benefit is optional. You may elect this benefit only when you lock in your Annual Guaranteed Withdrawal Amount. While there is no additional daily charge for this benefit, you will have a lesser Annual Guaranteed Withdrawal Amount if you elect the Spousal Benefit than if you had not. Once elected, the Spousal Benefit may not be revoked, and the lesser Annual Guaranteed Withdrawal Amount will apply until your Contract ends, even if your spouse dies before you or is otherwise ineligible for the Spousal Benefit due to divorce or Beneficiary changes. For more information on the tax treatment of spouses and civil union partners, see Section 9, “What Are The Tax Considerations Associated With The Prudential Retirement Security Annuity IV?”
The Prudential IncomeFlex Target Benefit is subject to certain restrictions described below.
This section continues with a description of the basic elements of the Prudential IncomeFlex Target Benefit, including the Highest Birthday Value, Income Base and Annual Guaranteed Withdrawal Amount. Next, this section covers withdrawals, the optional Spousal Benefit, Step-Ups and other special considerations with the Prudential IncomeFlex Target Benefit. If you establish both an IRA and Roth IRA funded by this Annuity, you will receive separate Contracts describing the features and benefits of each Contract and the guaranteed values associated with each Contract described below, will be calculated separately.
HIGHEST BIRTHDAY VALUE
The Highest Birthday Value equals the Contract Value on the Contract Date. The Highest Birthday Value will then equal the greater of the initial highest Birthday Value and the highest Contract Value attained on each Birthday, until the Lock-In Date. Until the Lock-In Date, the Highest Birthday Value attained is also increased by the amount of subsequent Purchase Payments made.
Withdrawals prior to the Lock-In Date reduce your Highest Birthday Value proportionately. Each withdrawal reduces the Highest Birthday Value by the percentage equivalent of the ratio of (a) the amount of the withdrawal, to (b) the Contract Value (before the Contract Value is reduced by the amount of the withdrawal).
Example –  Proportional Reduction of Highest Birthday Value

■ Contract Value:	$100,000
■ Withdrawal amount:	$10,000
■ Ratio of withdrawal to Contract Value ($10,000/$100,000):	10%
■ Highest Birthday Value:	$120,000
■ Highest Birthday Value reduced by 10%, or	$12,000
■ Adjusted Highest Birthday Value:	$108,000
INCOME BASE
The Income Base is used to determine the Annual Guaranteed Withdrawal Amount. On the Lock-In Date, your Income Base is equal to the greater of: (A) the Highest Birthday Value or (B) the Contract Value when you lock in your Annual Guaranteed Withdrawal Amount (that is, the Contract Value on the Business Day prior to the Lock-In Date). Thereafter, your Income Base may increase or decrease resulting from additional Purchase Payments, Withdrawals and/or Step-Up Amounts, as more fully discussed below. Prior to the Lock-In Date, it equals your Highest Birthday Value and is only determined for reference. In no event shall the Income Base exceed $5,000,000. We reserve the right to increase this maximum.

ANNUAL GUARANTEED WITHDRAWAL AMOUNT
The Annual Guaranteed Withdrawal Amount is the amount we guarantee that you may withdraw from the Contract each Withdrawal Period for your life, regardless of the impact of market performance on your Contract Value. The Annual Guaranteed Withdrawal Amount is subject to our rules regarding the timing and amount of withdrawals. In no event shall the Annual Guaranteed Withdrawal Amount under this Contract exceed $287,500. We reserve the right to increase this maximum.
The Income Base is not a cash amount that you can withdraw from your Contract. Rather, on your Lock-In Date, we apply the applicable Guaranteed Withdrawal Percentage to the Income Base to determine your initial Annual Guaranteed Withdrawal Amount. The percentages that will be applied to the Income Base are set forth in the chart below. You may not lock in an Annual Guaranteed Withdrawal Amount that is less than $250. Thus, your Income Base, when multiplied by the Guaranteed Withdrawal Percentage applicable to you based on your age (or the age of the younger spouse for the Spousal Benefit) must produce an Annual Guaranteed Withdrawal Amount of at least $250 in order for you to have any available Annual Guaranteed Withdrawal Amount. If you cannot meet the $250 Annual Guaranteed Withdrawal Amount minimum, you will have paid fees for the IncomeFlex Target Benefit without being able to derive any withdrawal benefits. In the table below, we also depict the minimum Income Base needed for each age band in order for you to realize an Annual Guaranteed Withdrawal Amount.
Before purchasing the Contract, you should consider the description of Income Base above to determine your ability to lock in guaranteed withdrawals. Your ability to lock in the Prudential IncomeFlex Target Benefit is subject to certain conditions, and thus is not guaranteed. Your initial Annual Guaranteed Withdrawal Amount under this Contract will be determined on your Lock-In Date by applying the applicable Guaranteed Withdrawal Percentage to the Income Base. The percentages that will be applied to the Income Base are set forth in the chart below. You must attain age 55 to elect a Lock-In Date. If you elect the Spousal Benefit, the age of the younger of you and your spouse would be used to determine the applicable percentage.

Age at Lock-In	Single Life	Spousal Benefit (using age of younger spouse)	Income Base Needed to Produce $250 Minimum Annual Guaranteed Withdrawal Amount – Single Life	Income Base Needed to Produce $250 Minimum Annual Guaranteed Withdrawal Amount – Spousal
55-64	4.25%	3.75%	$5,882.35	$6,666.67
65-69	5.00%	4.50%	$5,000.00	$5,555.56
70+	5.75%	5.25%	$4,347.83	$4,761.90
If your Lock-In Date is not your Birthday, then the Annual Guaranteed Withdrawal Amount available between the Lock-In Date and your next Birthday will be prorated by the ratio of (i) the number of days remaining in the Withdrawal Period and (ii) 365 days. In other words, the Annual Guaranteed Withdrawal Amount during the Withdrawal Period you lock in guaranteed withdrawals will be reduced proportionately if that year is a partial year. This adjustment in the first Withdrawal Period will not reduce the Annual Guaranteed Withdrawal Amount in future Withdrawal Periods.
You can increase your Annual Guaranteed Withdrawal Amount by making subsequent Purchase Payments after your Lock-In Date. Your Income Base will increase by the amount of subsequent Purchase Payments. Thus, your Annual Guaranteed Withdrawal Amount will increase by an amount determined by applying the applicable Guaranteed Withdrawal Percentage to the amount of the increase to the Income Base (the subsequent Purchase Payment amount). We will add the increase to your Income Base, which will affect your Annual Guaranteed Withdrawal Amount, on the day you make the Purchase Payment, subject to the following:

▪
During the Withdrawal Period you lock in guaranteed withdrawals, any increase to the Annual Guaranteed Withdrawal Amount available between the date of the Purchase Payment and your next Birthday will be prorated by the ratio of (i) the number of days remaining in the Withdrawal Period and (ii) 365 days. In other words, the increase to the Annual Guaranteed Withdrawal Amount during the Withdrawal Period you lock in guaranteed withdrawals will be reduced proportionately for the partial year remaining after the Purchase Payment is made. This adjustment in the initial Withdrawal Period will not reduce the Annual Guaranteed Withdrawal Amount in future Withdrawal Periods.

▪
If the Purchase Payment is made after a withdrawal in a Withdrawal Period in excess of the Annual Guaranteed Withdrawal Amount, (an “Excess Withdrawal), then the increase will not apply until the next Withdrawal Period.

Your Income Base and resultant Annual Guaranteed Withdrawal Amount may also increase for Step-Ups (described below under “Increase Of Income Base And Annual Guaranteed Withdrawal Amount – Step-Up”). If you wish to elect the optional Spousal Benefit, then the Annual Guaranteed Withdrawal Amount availability (minimum age of 55), initial amount, and increases due to subsequent Purchase Payments will all be based on the age of the younger of you and your spouse.

Example – Calculation of Annual Guaranteed Withdrawal Amount – Participant Age 58 (No Spousal Benefit Elected)

Participant age:	58
Contract Value as of prior Business Day:	$80,000
Highest Birthday Value (HBV):	$100,000
Income Base (on Lock-In Date):	$100,000	(greater of Contract Value and HBV)
Guaranteed Annual Withdrawal Amount:	$4,250	(4.25% of Income Base)
Future Purchase Payments: For each dollar of future Purchase Payments, the Guaranteed Annual Withdrawal Amount increases $0.0425 (or 4.25% of Purchase Payment). For example, a $1,000 Purchase Payment would increase the Annual Guaranteed Withdrawal Amount by $42.50, to $4,292.50.
Example –  Calculation of Annual Guaranteed Withdrawal Amount – Participant Age 66 (No Spousal Benefit Elected)

Participant age:	66
Contract Value as of prior Business Day:	$80,000
Highest Birthday Value (HBV):	$100,000
Income Base (on Lock-In Date):	$100,000	(greater of Contract Value and HBV)
Guaranteed Annual Withdrawal Amount:	$5,000	(5% of Income Base)
Future Purchase Payments: For each dollar of future Purchase Payments, the Guaranteed Annual Withdrawal Amount increases $0.05 (or 5% of Purchase Payment). For example, a $1,000 Purchase Payment would increase the Annual Guaranteed Withdrawal Amount by $50, to $5,050.
Example –  Calculation of Annual Guaranteed Withdrawal Amount – Participant Age 71 (No Spousal Benefit Elected)

Participant age:	71
Contract Value as of prior Business Day:	$80,000
Highest Birthday Value (HBV):	$100,000
Income Base (on Lock-In Date):	$100,000	(greater of Contract Value and HBV)
Guaranteed Annual Withdrawal Amount:	$5,750	(5.75% of Income Base)
Future Purchase Payments: For each dollar of future Purchase Payments, Guaranteed Annual Withdrawal Amount increases $0.0575 (or 5.75% of Purchase Payment). For example, a $1,000 Purchase Payment would increase the Annual Guaranteed Withdrawal Amount by $57.50, to $5,807.50.
SPOUSAL BENEFIT
With the optional Spousal Benefit, the Annual Guaranteed Withdrawal Amount continues to be available until the later death of you and your spouse or civil union partner. You make an irrevocable choice whether or not to elect the Spousal Benefit at the Lock-In Date. The Spousal Benefit extends only to the person you are legally married to on the Lock-In Date. Before you can make this election, you must provide us with due proof of marriage or civil union and your spouse’s or partner’s date of birth in a form acceptable to us. You may not add or remove the Spousal Benefit after the Lock-In Date. For more information on the tax treatment of spouses and civil union partners, see Section 9, “What Are The Tax Considerations Associated With The Prudential Retirement Security Annuity IV?” Both you and your spouse must attain age 55 to lock in your guaranteed withdrawals with the Spousal Benefit. The age of the younger spouse is used to determine the amount of the Annual Guaranteed Withdrawal Amount. Therefore, the Annual Guaranteed Withdrawal Amount will be the product of the applicable Guaranteed Withdrawal Percentage (indicated in the chart above) and the Income Base. While there is no additional daily charge for this benefit, if you elect the Spousal Benefit you will have a lesser Annual Guaranteed Withdrawal Amount, based on the lesser Guaranteed Withdrawal Percentages, than if you had not elected it.
The Spousal Benefit requires the same person to be both your spouse and sole Beneficiary of both this Contract and the IRA or retirement plan it funds when you elect the benefit and when you die. If spousal consent rules apply to the employment based retirement plan in which you participate (Plan Type B), spousal consent may be necessary in order for you, or your surviving spouse, to take withdrawals from the Contract under the IncomeFlex Target Benefit, and avoid payment of your plan interest in the form of a QJSA or QPSA. See “Other Important Considerations” in this Section 5 and “Spousal Consent Rules For Certain Retirement Plans” in Section 9, “What Are The Tax Considerations Associated With The Prudential Retirement Security Annuity IV?” Once elected, the Spousal Benefit may not be “transferred” to a new spouse due to divorce, your spouse’s death or any other reason. The Spousal Benefit is irrevocable. Once elected, the lesser Annual Guaranteed Withdrawal Amount based on the lesser Guaranteed Withdrawal Percentages will continue to apply until your Contract ends.
After your death, the IncomeFlex Spousal Benefit will continue to be paid until the death of your surviving spouse. You (during your lifetime) and your surviving spouse (after your death) may make additional Purchase Payments subject to the Guaranteed Withdrawal Percentage on the Lock-In Date. Any additional Purchase Payments made by you or your surviving spouse will increase the Annual Guaranteed Withdrawal Amount by the applicable Guaranteed Withdrawal Percentage applied to the additional Purchase Payment.
Example – Calculation of Annual Guaranteed Withdrawal Amount with Spousal Benefit – Younger Spouse Age 56

Your age:	58
Spouse age:	56
Contract Value as of prior Business Day:	$80,000
Highest Birthday Value (HBV):	$100,000
Income Base (Lock-In Date):	$100,000	(greater of Contract Value or HBV)
Annual Guaranteed Withdrawal Amount:	$3,750	(3.75% of Income Base)
Future Purchase Payments: For each dollar of future Purchase Payments, the Guaranteed Annual Withdrawal Amount increases $0.0375 (or 3.75% of Purchase Payment). For example, a $1,000 Purchase Payment would increase the Annual Guaranteed Withdrawal Amount by $37.50, to $3,787.50.
Example –  Calculation of Annual Guaranteed Withdrawal Amount with Spousal Benefit – Younger Spouse Age 65

Your age:	66
Spouse age:	65
Contract Value as of prior Business Day:	$80,000
Highest Birthday Value (HBV):	$100,000
Income Base (Lock-In Date):	$100,000	(greater of Contract Value or HBV)
Annual Guaranteed Withdrawal Amount:	$4,500	(4.50% of Income Base)
Future Purchase Payments: For each dollar of future Purchase Payments, Annual Guaranteed Withdrawal Amount increases $0.0450 (or 4.50% of Purchase Payment). For example, a $1,000 Purchase Payment would increase the Annual Guaranteed Withdrawal Amount by $45.00, to $4,545.00.
Example –  Calculation of Annual Guaranteed Withdrawal Amount with Spousal Benefit – Younger Spouse Age 65

Your age:	71
Spouse age:	65
Contract Value as of prior Business Day:	$80,000
Highest Birthday Value (HBV):	$100,000
Income Base (Lock-In Date):	$100,000	(greater of Contract Value or HBV)
Annual Guaranteed Withdrawal Amount:	$4,500	(4.50% of Income Base)
SURVIVING SPOUSE – DEATH PRIOR TO LOCK-IN DATE OR AFTER LOCK-IN DATE WITHOUT ELECTION OF SPOUSAL BENEFIT
If you purchase this Contract and die before the Lock-In Date, or after the Lock-In Date but without having elected the Spousal Benefit, then your surviving spouse may continue this Contract and the Prudential IncomeFlex Target Benefit, to the extent permitted by the Code and, if applicable, your retirement plan, if your surviving spouse is your Beneficiary.
Continuation of the Prudential IncomeFlex Target Benefit under this Contract is subject to the following:

▪	Your Income Base and Highest Birthday Value will not transfer to your surviving spouse. Rather, they will be reset based on the Contract Value at the time of your death.

▪	The birthday of your surviving spouse will be used to determine:

▪	the Highest Birthday Values under this Contract;

▪	the Withdrawal Period for Annual Guaranteed Withdrawal Amounts;

▪	the availability and amount of Step-Ups.

▪
At the Lock-In Date, the age of your surviving spouse will be used to determine the availability and amount of the Annual Guaranteed Withdrawal Amount, as well as increases due to subsequent Purchase Payments.

▪
If your surviving spouse remarries, he or she (1) will continue to be eligible to receive the Annual Guaranteed Withdrawal Amount, and (2) may elect the Spousal Benefit at the time of his or her Lock-In Date to extend the Annual Guaranteed Withdrawal Amount for the life of a new spouse.

CONVERSIONS AND RECHARACTERIZATIONS – TRANSFERS AMONG THE IRA AND ROTH IRA
This Contract is designed to accept Purchase Payments made in connection with the establishment of an IRA and/or Roth under this Annuity. You may only establish one IRA and one Roth IRA funded by this Annuity. If you establish both an IRA and Roth IRA, you will receive separate Contracts describing the features and benefits of each Contract and the guaranteed values associated with each Contract will be calculated separately. You may transfer funds from the IRA to the Roth IRA under this Annuity via a Conversion. You may also transfer current year contributions back to an IRA or Roth IRA via Recharacterization. Conversions and Recharacterizations are defined by and permitted under the Code. The transfer of guaranteed values under this Annuity due to Conversions and Recharacterizations is subject to restrictions.
If you elect to transfer 100% of the Contract Value under your IRA or Roth IRA via a Conversion and your Statuses and elections of the receiving IRA are the same, 100% of the guaranteed values would transfer to the receiving IRA or Roth IRA, as applicable. The Contract Value under the transferring contract is reduced to zero and all guarantees are cancelled. If you locked-in and elected the Spousal Benefit under the IRA or Roth IRA and transfer funds via a Conversion or Recharacterization, 100% of the guarantees will transfer only if you have locked-in with the same spouse under both transferring and receiving IRA.
If you elect to transfer less than 100% of the Contract Value under your IRA or Roth IRA via a Conversion or Recharacterization, or your Statuses and elections of the receiving IRA are not the same, the transferring amount, including all applicable taxes, will be treated as a withdrawal and will reduce your Contract Value by the transferring amount. The guaranteed values associated with the amount of Contract Value transferred will be cancelled under the transferring contract and your guarantees in that contract will be reduced proportionally; no guarantees will be transferred to the receiving contract. The transferred amount is treated as an additional Purchase Payment into the receiving IRA and will increase your Contract Value under that IRA.

Example 1 – Transferring 100% – Same Statuses and Elections

	Pre-Transfer		Post Transfer
Participant Status & Elections	IRA Under this Annuity	Roth IRA Under this Annuity	IRA Under this Annuity	Roth IRA Under this Annuity
Lock-In Date Elected	Yes	Yes	N/A	Yes
Spousal Benefit Elected	No	No	N/A	No
Guaranteed Withdrawal %	5%	5%	N/A	5%
Contribution Source	IRA	Roth	IRA	Roth
Contract Value	$100,000	$25,000	$0	$125,000
Annual Guaranteed Withdrawal Amount	$6,250	$3,000	$0	$9,250
Income Base	$125,000	$60,000	N/A	$185,000
This example assumes the Contract Owner has both an IRA and Roth IRA and elected to transfer 100% of the IRA ($100,000) to the existing Roth IRA. The guaranteed values were combined because the transfer amount was 100% of the IRA and the Statuses and elections of both contracts are the same.

Example 2 – Transferring Less than 100% – Same Status and Elections

	Pre-Transfer		Post Transfer
Participant Status & Elections	IRA Under this Annuity	Roth IRA Under this Annuity	IRA Under this Annuity	Roth IRA Under this Annuity
Lock-In Date Elected	Yes	Yes	Yes	Yes
Spousal Benefit Elected	No	No	No	No
Guaranteed Withdrawal %	5%	5%	0.05	5%
Contribution Source	IRA	Roth	IRA	Roth
Contract Value	$100,000	$25,000	$50,000	$75,000
Annual Guaranteed Withdrawal Amount	$6,250	$3,000	$3,125	$5,500
Income Base	$125,000	$60,000	$62,500	$110,000
This example assumes the Contract Owner has both an IRA and Roth IRA and elected to transfer 50% of the IRA ($50,000) to the existing Roth IRA. Although the Statuses and elections of both contracts are the same, the guaranteed values cannot be combined because the transfer amount was less than 100% of the IRA.
Example 3 – Transferring 100% – Different Elections and Status

	Pre-Transfer		Post Transfer
Participant Status & Elections	IRA Under this Annuity	Roth IRA Under this Annuity	IRA Under this Annuity	Roth IRA Under this Annuity
Lock-In Date Elected	Yes	Yes	N/A	Yes
Spousal Benefit Elected	Yes	No	N/A	No
Guaranteed Withdrawal %	4.5%	5%	N/A	5%
Contribution Source	IRA	Roth	N/A	Roth
Contract Value	$100,000	$25,000	$0	$125,000
Annual Guaranteed Withdrawal Amount	$6,750	$2,500	$0	$7,500
Income Base	$150,000	$50,000	$0	$150,000
This example assumes the Contract Owner has both an IRA and Roth IRA and elected to transfer 100% of the IRA ($100,000) to the existing Roth IRA. Although 100% of the IRA was transferred, the guaranteed values cannot be combined because the Statuses and elections of both contracts are not the same.
WITHDRAWALS UNDER THE PRUDENTIAL INCOMEFLEX TARGET BENEFIT
The Prudential IncomeFlex Target Benefit, provided certain conditions are met, guarantees your ability to withdraw from the Contract an amount equal to the Annual Guaranteed Withdrawal Amount each Withdrawal Period for your lifetime (or the lifetimes of you and your spouse, if the Spousal Benefit is elected). With the optional Spousal Benefit, the Annual Guaranteed Withdrawal Amount continues to be available until the later death of you and your spouse or civil union partner. You make an irrevocable choice whether or not to elect the Spousal Benefit at the Lock-In Date.
The Prudential IncomeFlex Target Benefit does not limit your ability to request withdrawals that exceed the Annual Guaranteed Withdrawal Amount. However, you should carefully consider any withdrawal that negatively affects the Annual Guaranteed Withdrawal Amount given the costs associated with this Benefit. You are not required to withdraw all or any portion of the Annual Guaranteed Withdrawal Amount in any Withdrawal Period.
If, cumulatively, you withdraw an amount less than the Annual Guaranteed Withdrawal Amount in any Withdrawal Period, the unused portion will expire and will not carry-over to subsequent Withdrawal Periods. If your cumulative withdrawals in a Withdrawal Period are less than or equal to the Annual Guaranteed Withdrawal Amount, then the withdrawals will not reduce your Annual Guaranteed Withdrawal Amount in subsequent Withdrawal Periods.
Cumulative withdrawals in a Withdrawal Period that are in excess of the Annual Guaranteed Withdrawal Amount are considered Excess Withdrawals. If you make Excess Withdrawals, then your Income Base will be reduced proportionately, thus reducing your Annual Guaranteed Withdrawal Amount in subsequent years (except with regard to certain required minimum distributions described below under “Excess Withdrawals – Required Minimum Distributions”). This means your Income Base and thus your Annual Guaranteed

Withdrawal Amount will be reduced by a percentage determined by the ratio of: (a) the amount of the Excess Withdrawal, to (b) the Contract Value immediately prior to such withdrawal (see examples of this calculation below). We will determine whether you have made an Excess Withdrawal at the time of each withdrawal. Therefore, a subsequent increase in the Annual Guaranteed Withdrawal Amount will not offset the effect of an earlier Excess Withdrawal.

Withdrawal for Plan Expenses. Your plan may assess plan charges to pay for certain expenses of the plan. Your plan may authorize and direct PRIAC to withdraw amounts from your Contract Value to pay such plan expenses by selling units of the Separate Account.
Employment based retirement plans (Plan Type B) may provide for employer contributions subject to a vesting schedule. Forfeiture of any unvested amounts are withdrawals for purposes of the Prudential IncomeFlex Target Benefit. Therefore, the forfeiture of any unvested amounts before your Lock-In Date will reduce your Highest Birthday Value. Any unvested amounts forfeited after your Lock-In Date will be included with other cumulative withdrawals in a Withdrawal Period to determine Excess Withdrawals.
Examples – Impact of Withdrawals on Annual Guaranteed Withdrawal Amount
The examples below assume the following (the values set forth are purely hypothetical and do not reflect charges):

■ Income Base:	$200,000
■ Guaranteed Withdrawal Percentage:	5.00%
■ Annual Guaranteed Withdrawal Amount:	$10,000
■ Withdrawal Period:	May 11, 2018 through May 10, 2019
■ Contract Value prior to withdrawal on June 13, 2018 (date of first withdrawal)	$160,000
■ Contract Value prior to withdrawal on July 13, 2018 (date of second withdrawal)	$150,000
Example 1 - Not an Excess Withdrawal (Amounts less than or equal to Annual Guaranteed Withdrawal Amount)
If $9,000 is withdrawn on June 13, 2018, then the following values would result:

▪	Contract Value immediately prior to withdrawal = $160,000

▪	Contract Value after withdrawal = $160,000 – $9,000 = $151,000

▪	Remaining Annual Guaranteed Withdrawal Amount for current Withdrawal Period = $10,000 – $9,000 = $1,000

▪	Annual Withdrawal Amount for future Withdrawal Periods remains $10,000

▪	Income Base remains $200,000
If an additional $1,000 is withdrawn on July 13, 2018, then the following values would result:

▪	Contract Value immediately prior to withdrawal (reflecting $1,000 market decrease from June 13, 2018) = $150,000

▪	Contract Value after withdrawal = $150,000 – $1,000 = $149,000

▪	Remaining Annual Guaranteed Withdrawal Amount for current Withdrawal Period = $0

▪	Annual Guaranteed Withdrawal Amount for future Withdrawal Periods remains $10,000

▪	Income Base remains $200,000
Example 2 - An Excess Withdrawal (Amount exceeds Annual Guaranteed Withdrawal Amount)
If $9,000 is withdrawn on June 13, 2018, then the following values would result:

▪	Contract Value = $160,000 – $9,000 = $151,000

▪	Remaining Annual Guaranteed Withdrawal Amount for current Withdrawal Period = $10,000 – $9,000 = $1,000

▪	Annual Guaranteed Withdrawal Amount for future Withdrawal Periods remains $10,000

▪	Income Base remains $200,000
If an additional $11,000 is withdrawn on July 13, 2018, then the following values would result:

▪	Contract Value immediately prior to withdrawal (reflecting a $1,000 market decrease from June 13, 2018) = $150,000

▪	Amount of Excess Withdrawal (withdrawal amount in excess of remaining Annual Guaranteed Withdrawal Amount) = $11,000 – $1,000 = $10,000

▪	Contract Value after guaranteed portion of withdrawal = $150,000 – $1,000 = $149,000

▪	Remaining Annual Guaranteed Withdrawal Amount for current Withdrawal Period = $0

▪	Amount of reduction to Annual Guaranteed Withdrawal Amount = Excess Withdrawal ÷ Contract Value before Excess Withdrawal × Annual Withdrawal Amount = ($10,000 ÷ $149,000) × ($10,000) = $671.14

▪	Annual Guaranteed Withdrawal Amount for future Withdrawal Periods = $10,000 – $671.14 = $9,328.86

▪
Income Base is reduced by the same proportion as the reduction to Annual Guaranteed Withdrawal Amount. Reduction to Income Base = ($10,000 ÷ $149,000) × ($200,000) = $13,422.80. New Income Base = $200,000 – $13,422.80 = $186.577.20

▪	Contract Value immediately after the Excess Withdrawal = $149,000 – $10,000 = $139,000

EXCESS WITHDRAWALS – REQUIRED MINIMUM DISTRIBUTIONS
You may be required to withdraw more than your Annual Guaranteed Withdrawal Amount to satisfy required minimum distribution requirements under the Code (“RMD Requirements”). These withdrawals will not be treated as Excess Withdrawals, subject to the requirements that follow. As of the last Business Day in each calendar year (each a “RMD Calculation Date”), we will determine the amount you would need to take as a withdrawal to comply with the RMD Requirements during the next calendar year (each a “RMD Payment Year”). This determination is based solely on the sum of the Contract Value and the net actuarial value of our guarantees under the Prudential IncomeFlex Target Benefit on the RMD Calculation Date.
If the amount determined on the RMD Calculation Date is for an eligible spouse, the amount will be based on the assumption that the eligible spouse is a “spouse” for purposes of federal law. For more information, see Section 9, “What Are The Tax Considerations Associated With The Prudential Retirement Security Annuity IV?” Please consult with your tax or legal advisor before electing the Spousal Benefit for a civil union partner.
If the required minimum distribution (“RMD”) amount determined using these assumptions exceeds the Annual Guaranteed Withdrawal Amount on the RMD Calculation Date, then the difference between such RMD amount and the Annual Guaranteed Withdrawal Amount shall be the “RMD Value.” Withdrawals taken in the RMD Payment Year that would otherwise be Excess Withdrawals, shall be treated as Excess Withdrawals only to the extent they exceed the sum of the Annual Guaranteed Withdrawal Amount and the RMD Value. Any RMD Value remaining at the end of each RMD Payment Year shall expire and not increase the RMD Value in any subsequent RMD Payment Year.
Example –  Treatment of Withdrawals Related to Required Minimum Distributions

Withdrawal Period	May 11, 2018 through May 10, 2019
Contract Value on April 11, 2018	$160,000
Contract Value on May 11, 2018	$146,000
Annual Guaranteed Withdrawal Amount	$10,000
Required Minimum Distribution Amount	$14,000	(for calendar year 2018)
RMD Value	$4,000	(for calendar year 2018)
Example 1 - Not an Excess Withdrawal (Withdrawal of the Annual Guaranteed Withdrawal Amount plus the RMD Value)
If $14,000 is withdrawn on April 11, 2018, then the following values would result:

▪	$10,000 applied against the Remaining Guaranteed Withdrawal Amount

▪	$4,000 applied against the RMD Value

▪	Contract Value = $160,000 – $14,000 = $146,000

▪	Annual Guaranteed Withdrawal Amount for future Withdrawal Periods remains $10,000
If an additional $10,000 is withdrawn on May 11, 2018, then the following values would result:

▪	Remaining Annual Guaranteed Withdrawal Amount for the current year = $10,000 – $10,000 = $0

▪	Annual Guaranteed Withdrawal Amount for future Withdrawal Periods remains $10,000

▪	Contract Value = $146,000 – $10,000 = $136,000
Example 2 - An Excess Withdrawal (Withdrawal of an Amount Greater than the Annual Guaranteed Withdrawal Amount plus the RMD Value)
If $20,000 is withdrawn on April 11, 2018, then the following values would result:

▪	$10,000 applied against the Remaining Guaranteed Withdrawal Amount

▪	$4,000 applied against the RMD Value

▪	$6,000 counts as an Excess Withdrawal

▪	Reduction of Annual Guaranteed Withdrawal Amount = Excess Withdrawal ÷ Contract Value before Excess Withdrawal × Annual Guaranteed Withdrawal Amount = $6,000 ÷ $146,000 × $10,000 = $410.96

▪	Annual Guaranteed Withdrawal Amount for future Withdrawal Periods = $10,000 – $410.96 = $9,589.04

▪	Contract Value = $160,000 – $20,000 = $140,000
INCREASE OF INCOME BASE AND ANNUAL GUARANTEED WITHDRAWAL AMOUNT – STEP-UP
Your Annual Guaranteed Withdrawal Amount may increase due to positive market performance in your Variable Investment Option. On each Birthday after Lock-In, any Step-Up Amount, which represents any excess of the Contract Value over the Income Base, may increase the Income Base. If the Income Base is increased by the Step-Up Amount, then your Annual Guaranteed Withdrawal Amount immediately will increase by the amount equal to the product of (a) the Guaranteed Withdrawal Percentage, and (b) the amount of the increase in the Income Base. You may withdraw the additional Annual Guaranteed Withdrawal Amount in the Withdrawal Period during which the increase occurs, but you are not required to do so.

The Income Base will increase by effect of the Step-Up Amount automatically, unless we increase the charge for the Prudential IncomeFlex Target Benefit. If we increase the charge and you become eligible for a Step-Up, then you must choose whether or not to accept the increased charge. If you accept it, then the Income Base will increase by the amount of the Step-Up Amount and the higher charge will apply to the entire Contract Value, unless you affirmatively elect otherwise pursuant to the next paragraph.
We will provide you with ninety (90) days notice that you are eligible for an increase in your Income Base and that by accepting the increase you will become subject to an increased Prudential IncomeFlex Target Benefit charge on the entire Contract Value. Unless you notify us in writing by the end of the ninety (90) day period that you reject the increase of your Income Base resulting from the Step-Up Amount, we will consider you to have accepted the Step-Up Amount and the resultant increased charge. Any such increase in the Prudential IncomeFlex Target Benefit charge would be subject to the maximum charge limit set forth in the “Summary of Contract Charges And Expenses.” If you reject an increase in your Income Base, your rejection will be effective for that year only. Your rejection of the Step-Up Amount does not affect your eligibility for subsequent Step-Up Amounts.
Example – Step Up Calculation

Birthday	May 11
Annual Guaranteed Withdrawal Amount	$4,000
Contract Value as of May 10, 2018	$100,000
Guaranteed Withdrawal Percentage	5%

▪	Step-Up Value = $100,000 × 5% = $5,000

▪	Step-Up Value > Annual Guaranteed Withdrawal Amount ($5,000 > $4,000)

▪	Annual Guaranteed Withdrawal Amount for future Withdrawal Periods = $5,000
GUARANTEES UNDER THE INCOMEFLEX TARGET BENEFIT

▪
If your Contract Value equals zero and your Annual Guaranteed Withdrawal Amount is greater than zero, we will pay you the Annual Guaranteed Withdrawal Amount in quarterly installments, unless you request another payment frequency.

▪	When the Contract Value equals zero, we will no longer accept Purchase Payments under the Contract.
OTHER IMPORTANT CONSIDERATIONS

▪
Withdrawals under Prudential IncomeFlex Target Benefit are subject to the terms of your retirement plan or custodial account agreement, if applicable. If spousal consent rules apply to the retirement plan in which you participate, spousal consent may be necessary in order for you, or your surviving spouse, to take withdrawals from the Contract of the Annual Guaranteed Withdrawal Amount and avoid payment of your plan interest in the form of a QJSA or QPSA. See “Spousal Consent Rules For Certain Retirement Plans” in Section 9, “What Are The Tax Considerations Associated With The Prudential Retirement Security Annuity IV?” If spousal consent is not obtained, you or your surviving spouse, will not be able to take withdrawals from the Contract of the Annual Guaranteed Withdrawal Amount and your plan interest will instead be paid in the form of a QJSA or QPSA. Before investing, you should carefully consider that spousal consent rules of the Code or plan may prevent you, or your surviving spouse, from taking withdrawals from the Contract of the Annual Guaranteed Withdrawal Amount if spousal consent cannot be obtained.

▪
Withdrawals made while the Prudential IncomeFlex Target Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Contract. The Prudential IncomeFlex Target Benefit does not directly affect the Contract Value or surrender value, but any withdrawal will decrease the Contract Value by the amount of the withdrawal. If you surrender your Contract, you will receive the current Contract Value, not the Income Base or Annual Guaranteed Withdrawal Amount.

▪
The Prudential IncomeFlex Target Benefit is a standard feature of the Contract that guarantees your ability to withdraw amounts equal to a percentage of a notional income base. The IncomeFlex Target Benefit may not be appropriate for you if you are interested in maximizing the potential for long-term accumulation and tax deferral, rather than taking current withdrawals and ensuring a stream of income for life.

▪
We impose a charge for the IncomeFlex Target Benefit, which you will begin paying as soon as you buy the Contract, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals.

▪
You should consider carefully when to begin taking your Annual Guaranteed Withdrawal Amount withdrawals under the IncomeFlex Target Benefit. If you begin taking withdrawals as soon as the benefit allows, you may maximize the time during which you may take withdrawals due to longer life expectancy (although in general, the younger you are, the lower the Guaranteed Withdrawal Percentage that is applied to the Income Base).

▪
Note that withdrawals are taken from your own Contract Value – we are only required to start using our own money to pay you the Annual Guaranteed Withdrawal Amount when and if your Contract Value is reduced to zero (so long as Excess Withdrawals have not reduced your Annual Guaranteed Withdrawal Amount to zero).

TERMINATION OF INCOMEFLEX TARGET BENEFIT AND WAITING PERIOD
Subject to the terms of your retirement plan, if applicable, you may terminate the Prudential IncomeFlex Target Benefit by surrendering your Contract. If you terminate the Prudential IncomeFlex Target Benefit, any guarantee provided by the benefit will end as of the date the termination is effective.
Prudential IncomeFlex Target Benefit terminates:

▪	upon an Excess Withdrawal that causes the Contract Value to be zero;

▪	upon your surrender of the Contract or your interest in the Contract (Plan Type B);

▪	upon your death (or the death of you and your spouse, if the Spousal Benefit was elected);

▪	upon a change in ownership of the Contract that changes the tax identification number of the Contract Owner other than in connection with a Spousal Benefit; or

▪	upon your election to begin receiving Annuity Payments.
Under certain Contracts funding employment based retirement plans (Plan Type B), the Plan Contract Holder may exercise certain rights under the Contract, including discontinuance of employee contributions to the Contract, termination of the Contract, termination of the retirement plan and/or transfer of assets to an alternate investment or funding vehicle. Any such exercise of rights by a Plan Contract Holder may reduce or eliminate Prudential IncomeFlex Target Benefit guarantees.
We cease imposing the charge for Prudential IncomeFlex Target Benefit upon the effective date of the benefit termination for the events described above.
While you may terminate the IncomeFlex Target Benefit at any time, we may not terminate the benefit other than in the circumstances listed above. However, to the extent permitted by applicable law, we may stop offering the Prudential IncomeFlex Target Benefit by refusing new Purchase Payments, or we may increase related charges for new Purchase Payments and Step-Up transactions at any time in the future.
Currently, if you terminate the Prudential IncomeFlex Target Benefit, you will only be permitted to re-elect the benefit in another of our contracts after ninety (90) calendar days from the date the benefit was last terminated.

6: HOW CAN I PURCHASE THE PRUDENTIAL RETIREMENT SECURITY ANNUITY IV?
PURCHASE PAYMENTS
The initial Purchase Payment is the amount of money you give us to purchase the Contract. Unless we agree otherwise and subject to our rules, the minimum initial Purchase Payment for Plan Type A is $20,000. This initial minimum does not apply to Plan Type B. You must get our prior approval for any initial and/or additional Purchase Payment of $1 million or more, unless we are prohibited under applicable state law from insisting on such prior approval. With some restrictions, you can make additional Purchase Payments of no less than $50 at any time during the Accumulation Phase. Currently, we waive this minimum Purchase Payment requirement, but may impose it at any time in the future. Any minimum we impose may vary by plan type.
Currently, you must get our prior approval to make maximum aggregate Purchase Payments in excess of $2 million unless we are prohibited under applicable state law from insisting on such prior approval. We limit the maximum total Purchase Payments in any Contract year other than the first to $1 million absent our prior approval. Depending on applicable state law, other limits may apply. This Contract is issued as a nonqualified annuity. In order for it to be used to fund an IRA, the Contract must be issued to a custodial account established as an IRA.
Absent our prior approval, we may suspend your ability to make additional Purchase Payments during the time period that begins with either of the following: (a) the date of an Excess Withdrawal or (b) any withdrawal before the Lock-In Date. The length of the suspension period is at our discretion. However, in applying any such suspension, we will not discriminate unfairly against any Participant, nor will the length of any suspension exceed ninety (90) days. In connection with Plan Type B, this restriction does not apply to additional Purchase Payments made through payroll deductions or scheduled loan repayments, if applicable. This restriction does apply to rollover transactions and lump sum loan repayments.
DISCONTINUANCE OF CONTRIBUTIONS
If allowed under applicable law, we reserve the right in the future to cease permitting additional Purchase Payments. We will exercise the reservation of such right for all annuity purchasers in the same class in a non-discriminatory manner.
For Plan Type B: By notifying PRIAC, a Plan Contract Holder who makes contributions on behalf of eligible employees or members generally may discontinue contributions on behalf of all eligible employees or members under a Contract.
ALLOCATION OF PURCHASE PAYMENTS
When you purchase a Contract and when you make an additional Purchase Payment, we will allocate your Purchase Payment to the Variable Investment Options. An additional Purchase Payment will be priced as of the Business Day we receive the Purchase Payment in Good Order at the Prudential Retirement Service Center.

▪
For Plan Type A: We will allocate your initial Purchase Payment to the Separate Account within two (2) Business Days after we receive the Purchase Payment in Good Order at the Prudential Retirement Service Center. If it is not received in Good Order, we may either return the Purchase Payment immediately, or retain it, generally for no more than two (2) Business Days, but not to exceed five (5) Business Days, while we try to reach you to obtain the necessary information. If we are unable to do so successfully, we will return the Purchase Payment to you within five (5) Business Days. Once we obtain the required information, we will invest the Purchase Payment and issue the Contract within two (2) Business Days. With respect to your initial Purchase Payment that is pending investment in the Separate Account, we may hold the amount temporarily in a suspense account, and may earn interest on such amount. You will not be credited with interest during that period.

▪
For Plan Type B: If your initial Purchase Payment is not in Good Order, and as such we cannot apply your initial Purchase Payment, we will allocate your initial Purchase Payment to the default investment option designated by your retirement plan. While we seek to obtain the required information, you will not be invested in the Contract. Depending on the characteristics of the retirement plan default investment option, you may experience a gain or loss on money allocated to that option.

We will notify the Plan Contract holder that we need further clarification to apply the initial Purchase Payment and will send a written notice following the end of the month in which they payment was received. We will send up to two additional monthly notices.

If we have not received all required information to apply you initial Purchase Payment after one hundred five (105) days from the time the initial Purchase Payment was allocated to the default investment option, we will return the initial Purchase Payment, plus earnings (if applicable) and minus losses (if applicable), to the Plan Contract Holder.

Any proceeds that PRIAC pays to the Plan Contract Holder under this procedure may be considered a prohibited and taxable reversion to the Plan Contract Holder under current provisions of the Code. Similarly, proceeds that PRIAC returns may cause the Plan Contract Holder to violate a requirement under the Employee Retirement Income Security Act of 1974 ("ERISA"), as amended, to hold all plan assets in trust. The Plan Contract Holder may avoid both problems if it arranges to have the proceeds paid into a qualified trust or annuity contract.
At our discretion, we may give initial and subsequent Purchase Payments (as well as transfers) received in Good Order by certain broker-dealers, or record keepers administering employment based retirement plans (Plan Type B), prior to the close of a Business Day the same treatment as they would have received had they been received at the same time at the Prudential Retirement Service Center. Any such arrangements would be governed by the terms and conditions of a written agreement between us and the broker-dealer.
CALCULATING CONTRACT VALUE
The value of your Contract will go up or down depending on the investment performance of the Variable Investment Options. To determine the value of your Contract, we use a unit of measure called an Accumulation Unit. An Accumulation Unit works like a share of a mutual fund.
Every day we determine the value of an Accumulation Unit for the Variable Investment Options. We do this by:

1)	Adding up the total amount of money allocated to the investment option;

2)	Subtracting from that amount insurance charges and any other applicable charges such as for taxes; and

3)	Dividing this amount by the number of outstanding Accumulation Units.
When you make a Purchase Payment to a Variable Investment Option, we credit your Contract with Accumulation Units of the Sub-account or Sub-accounts for the investment options you choose. The number of Accumulation Units credited to your Contract is determined by dividing the amount of the Purchase Payment allocated to an investment option by the Accumulation Unit Value of the Accumulation Unit for that investment option. We calculate the Accumulation Unit Value for each investment option after the New York Stock Exchange closes each day and then credit your Contract.

When you make a withdrawal to a Variable Investment Option, we debit your Contract with Accumulation Units of the Sub-account for the investment options you choose. The number of Accumulation Units debited to your Contract is determined by dividing the amount of the withdrawal allocated to an investment option by the Accumulation Unit Value of the Accumulation Unit for that investment option. We calculate the Accumulation Unit Value for the investment option after the New York Stock Exchange closes each day and then debit your Contract. The value of the Accumulation Units can increase, decrease, or remain the same from day to day.
We cannot guarantee that your Contract Value will increase or that it will not fall below the amount of your total Purchase Payments.

7: WHAT ARE THE EXPENSES ASSOCIATED WITH THE PRUDENTIAL RETIREMENT SECURITY ANNUITY IV?
There are charges and other expenses associated with the Contract that reduce the return on your investment. These charges and expenses are described below.
CHARGES IN GENERAL
This section describes the types of charges you may pay while you own this Contract, including the current and maximum allowable charges under the Contract. The current charges may vary by Plan, and can be changed. Although a particular current charge can increase or decrease, it can never exceed the maximum charge amount. Additionally, the Company is not prohibited from increasing a charge (up to the maximum charge), simply because a particular charge is currently set at zero.
The charges under the Contract are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the Contract. They are also designed, in the aggregate, to compensate us for the risks of loss we assume pursuant to the Contract. If, as we expect, the charges that we collect from the Contract exceed our total costs in connection with the Contract, we will earn a profit. Otherwise, we will incur a loss. The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In most cases, this prospectus identifies such expenses or risks in the name of the charge; however, the fact that any charge bears the name of, or is designed primarily to defray a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk. Nor does it mean that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the Contract. We may reduce stated fees under particular contracts as to which, due to economies of scale and other factors, our administrative costs are reduced.
INSURANCE AND ADMINISTRATIVE CHARGES
We have the right to deduct insurance and administrative charges. These charges cover our expenses for mortality and expense risk, administration, marketing and distribution. The mortality risk portion of the charge is for assuming the risk that the Annuitant(s) will live longer than expected based on our life expectancy tables. When this happens, we pay a greater number of Annuity Payments. The expense risk portion of the charge is for assuming the risk that the current charges will be insufficient in the future to cover the cost of administering the Contract. The administrative expense portion of the charge compensates us for the expenses associated with the administration of the Contract. This includes preparing and issuing the Contract; establishing and maintaining Contract records; preparation of confirmations and annual reports; personnel costs; legal and accounting fees; filing fees; and systems costs.
The insurance and administrative charge equals, on an annual basis, the following percentages of the daily Contract Value:

	Plan Type A		Plan Type B
	Current	Maximum	Current	Maximum
Insurance and Administrative Charge	0.00%	1.75%	0.00%	1.50%
While we presently charge the percentage amount reflected in the “Current” column above, we have the right to increase this charge up to the percentage amount reflected in the “Maximum” column above. We will give you written notice before increasing this charge.
PRUDENTIAL INCOMEFLEX TARGET BENEFIT CHARGES
In addition to the current insurance and administrative charge, each day we make a deduction for the charges associated with the Prudential IncomeFlex Target Benefit.
The IncomeFlex Target Benefit charge equals, on an annual basis, the following percentages of daily Contract Value:

	Plan Type A		Plan Type B
	Current	Maximum	Current	Maximum
IncomeFlex Target Benefit	1.00%	1.50%	1.15%	1.50%
While we presently charge the percentage amount reflected in the “Current” column above, we have the right to increase this charge up to the percentage amount reflected in the “Maximum” column above, but we have no current intention to do so.
Any increase in these IncomeFlex Target Benefit charges would apply only to new Purchase Payments and Step-Up transactions after the effective date of the increase. Any increase or current charge may vary by plan type. Please see “Increase Of Income Base And Annual Guaranteed Withdrawal Amount – Step-Up” in Section 5, “What Is The Prudential IncomeFlex Target Benefit?”

If the charges under the Contract are not sufficient to cover our expenses, then we will bear the loss. We do, however, expect to profit from these charges. Any profits made from these charges may be used by us to pay for the costs of distributing the Contract.
ANNUAL CONTRACT FEE
We may impose a fee of up to $150 per year for administrative expenses. The current annual contract fee is zero. However, we may begin to impose or increase this fee up to $150 at any time, but we have no current intention to do so. If we impose this fee, it will generally be assessed quarterly on the last Business Day of the quarter. Also, we may establish and modify the level of Contract Value at which we waive this fee. The fee will be deducted proportionately from each of the Contract’s Variable Investment Options. Any current fee, increase or waiver of this fee may vary by plan type.
TAXES ATTRIBUTABLE TO PREMIUM
There may be federal, state and local premium based taxes applicable to your Purchase Payment. We are responsible for the payment of these taxes and may make a deduction from the value of the Contract to pay some or all of these taxes.
EXCEPTIONS/REDUCTIONS TO FEES AND CHARGES
For Contracts funding employment based plans or arrangements (Plan Type B), we may reduce or eliminate certain fees and charges or alter the manner in which the particular fee or charge is deducted. For example, we may reduce or eliminate the amount of the annual contract maintenance fee or reduce the insurance and administrative charge. Generally, these types of changes will be based on a reduction to our sales, maintenance or administrative expenses due to the nature of the individual or group purchasing the Annuity. Some of the factors we might consider in making such a decision are: (a) the size and type of group; (b) the number of Annuities purchased by an Owner; (c) the amount of Purchase Payments or likelihood of additional Purchase Payments; and/or (d) other transactions where sales, maintenance or administrative expenses are likely to be reduced. We will not discriminate unfairly between Annuity purchasers if and when we reduce any fees and charges.
TRANSFER FEE
You can make up to twelve (12) free transfers every Contract year. We measure a Contract year from the date we issue your Contract (Contract Date). If you make more than twelve (12) transfers in a Contract year, we may deduct a transfer fee of up to a maximum of $30 per transfer. Currently, we waive this fee. If we begin to impose this fee, we will deduct the transfer fee pro-rata from the investment options from which the transfer is made. You should know that once you or your retirement plan transfer money out of the PGIM Balanced Fund Sub-account you or your retirement plan may not transfer it back to the Sub-account at a later date. The PGIM Balanced Fund Sub-account was closed to new investors and new contributions effective September 29, 2017.
COMPANY TAXES
We will pay company income taxes on the taxable corporate earnings created by this Separate Account product. While we may consider company income taxes when pricing our products, we do not currently include such income taxes in the tax charges you pay under the Contract. We will periodically review the issue of charging for these taxes and may charge for these taxes in the future. We reserve the right to impose a charge for federal income taxes if we determine, in our sole discretion wthat we will incur a tax as a result of the operation of the Subaccounts.
In calculating our corporate income tax liability, we may derive certain corporate income tax benefits associated with the investment of company assets, including Separate Account assets, which are treated as company assets under applicable income tax law. These benefits reduce our overall corporate income tax liability. Under current law, such benefits may include foreign tax credits and corporate dividend received deductions. We do not pass these tax benefits through to holders of the Separate Account Annuity Contracts because (i) the Contract Owners are not the owners of the assets generating these benefits under applicable income tax law and (ii) as described above, we do not currently include company income taxes in the tax charges you pay under the Contract. We reserve the right to change these tax practices.
UNDERLYING MUTUAL FUND FEES
When you allocate a Purchase Payment or a transfer to the Variable Investment Options, we in turn invest in shares of a corresponding underlying mutual fund. Those funds charge fees and incur operating expenses that are in addition to the Contract-related fees described in this section. Without regard to expense caps, the total fees and operating expenses of the PGIM Balanced Fund is 0.86% annually. Without regard to expense caps, the total fees and operating expenses of the PGIM 60/40 Allocation Fund is 2.15% annually.
For additional information about these fund fees, please consult the prospectus for each fund.

8: HOW CAN I ACCESS MY MONEY?
You can access your money by:

▪	Making a withdrawal (either partial or complete); or

▪	Choosing to receive Annuity Payments during the Annuity Phase (annuitization). Please see Section 3, “What Kind Of Payments Will I Receive During The Annuity Phase?”
WITHDRAWALS DURING THE ACCUMULATION PHASE
When you make a full withdrawal, you will receive the value of your Contract minus any applicable fees. We will calculate the value of your Contract and charges, if any, as of the date we receive your request in Good Order at the Prudential Retirement Service Center.
Unless you specify otherwise, in writing, any partial withdrawal will be made proportionately from all of the Variable Investment Options you have selected. The minimum amount that may be withdrawn is $250 or, if less, the Contract Value. We currently waive this minimum. We may begin to impose this minimum at any time in the future. We will generally pay the withdrawal amount, less any required tax withholding, within seven days after we receive a withdrawal request in Good Order.
Income taxes, tax penalties and certain restrictions also may apply to any withdrawal you make. For a more complete explanation, see Section 9, “What Are The Tax Considerations Associated With The Prudential Retirement Security Annuity IV?”
AUTOMATED WITHDRAWALS
We offer an automated withdrawal feature. This feature enables you to receive periodic withdrawals in monthly, quarterly, semiannual or annual intervals. We will price your withdrawals received in Good Order at the end of the Business Day at the intervals you specify. We will continue at these intervals until you tell us otherwise. The minimum automated withdrawal amount you can make generally is $250. We currently waive this minimum. We may begin to impose this minimum at any time in the future.
Income taxes, tax penalties and certain restrictions may apply to automated withdrawals. For a more complete explanation, see Section 9, “What Are The Tax Considerations Associated With The Prudential Retirement Security Annuity IV?”
SUSPENSION OF PAYMENTS OR TRANSFERS
The SEC may require us to suspend or postpone payments made in connection with withdrawals or transfers for any period when:

▪	The New York Stock Exchange is closed (other than customary weekend and holiday closings);

▪	Trading on the New York Stock Exchange is restricted;

▪	An emergency exists, as determined by the SEC, during which sales and redemptions of shares of the underlying mutual funds are not feasible or we cannot reasonably value the Accumulation Units; or

▪	The SEC, by order, permits suspension or postponement of payments for the protection of Owners.
We may also suspend any payment in order to obtain information from your employer that is reasonably necessary to ensure that the payment is in compliance with the restrictions imposed by Section 403(b) of the Code, if applicable. In such an event, a payment request will not be in Good Order and we will not process it until we obtain such information from the employer. We may deny a request for a hardship withdrawal if your employer has not informed us that it will provide information reasonably necessary to ensure that hardship withdrawals, in general, are in compliance with the restrictions on withdrawals imposed by Section 403(b). An explanation of why an employer may be unwilling to provide this information may be found in “ERISA Disclosure/Requirements” in Section 9.
WITHDRAWALS IN CONNECTION WITH PLAN LOANS (Plan Type B only)
Employment based retirement plans (Plan Type B) may permit Participant loans. Please contact your plan administrator to determine if loans are allowed in your plan, how to apply for a loan, and any applicable loan application or loan maintenance fees charged by the administrator, which may vary by plan. Please be aware that loan-related fees may be paid through a withdrawal of your Contract Value in the Annuity, and be sure to refer to your loan agreement for information on an existing loan. The terms and conditions of the loan will be outlined in a Truth in Lending Agreement and Promissory note to be provided, along with the check, which will authorize a portion of your Contract Value to be used as security for the loan, upon your endorsement of the check.
Based on the terms of your plan or the plan’s loan policy, your Contract Value may be used to determine the amount available for a plan loan. Generally, the Code limits loans to the extent the loan (when added to the outstanding balance of all other loans made to the Participant) exceeds the lesser of:

(a)
$50,000 (reduced by the excess, if any, of the Participant’s highest outstanding balance of loans from the plan during the one-year period ending on the day before the date on which such loan is made, over the Participant’s outstanding balance of loans from the plan as of the date such loan is made) or

(b)
One-half ( 1/2) of the Participant’s vested plan account value, determined as of the valuation date coinciding with or immediately preceding such loan, adjusted for any contributions or distributions made since such valuation date.

Other technical requirements may apply to prevent a plan loan from being treated as a taxable distribution from the plan.
Generally, if plan loan amounts are funded with withdrawals from the Annuity, then such withdrawals may reduce or eliminate guarantees associated with the Prudential IncomeFlex Target Benefit. See Section 5, “What Is The Prudential IncomeFlex Target Benefit?” for additional information about the impact of Excess Withdrawals and withdrawals before the Lock-In Date. You should contact your plan administrator to determine what portion of any loan will be funded by a withdrawal from the Annuity and then consider the impact to your Prudential IncomeFlex Target Benefits.
Currently, withdrawals from the Annuity in connection with plan loans generally do not cause a ninety (90) day suspension of the right to make additional Purchase Payments. See Section 6, “How Can I Purchase The Prudential Retirement Security Annuity IV?” Scheduled plan loan repayments resulting in Purchase Payments will be treated like all other standard Purchase Payments. However, before the Lock-In Date, Purchase Payments resulting from lump sum loan repayments will not be permitted for ninety (90) days following a withdrawal made in connection with a plan loan.
We may delay any issuance of a loan in order to obtain information from your employer that is reasonably necessary to ensure that the loan is in compliance with the restrictions imposed by Section 403(b) of the Code, if applicable. In such an event, a loan request will not be in Good Order and we will not process it until we obtain such information from the employer. We may, however, refuse to make a loan if your employer has not informed us that it will provide information reasonably necessary to ensure that loans, in general, are in compliance with the restrictions imposed by Section 403(b). An explanation of why an employer may be unwilling to provide this information may be found in “ERISA Disclosure/Requirements” in Section 9.
If you terminated employment and had an outstanding loan from your employer plan, any outstanding loan balance not paid back under plan rules after termination of employment becomes taxable in the year of default. Under the Tax Cuts and Jobs Act, for defaults related to termination of employment after 2017, an individual has until the due date of that year's return (including extensions) to roll over the outstanding loan amount to an IRA or qualified employer plan.

9: WHAT ARE THE TAX CONSIDERATIONS ASSOCIATED WITH THE PRUDENTIAL RETIREMENT SECURITY ANNUITY IV?
The following discussion is general in nature and describes only federal income tax law (not state or other tax laws). It is based on current law and interpretations, which may change. It is not intended as tax advice. You should consult a qualified tax adviser for complete information and advice. The discussion includes a description of certain spousal rights under the Contract and under tax qualified plans.
This Contract may be purchased by custodial IRAs and custodial Roth IRAs, which can hold other permissible assets other than the Annuity. The terms and administration of the trust or custodial account in accordance with the laws and regulations are the responsibility of the applicable trustee or custodian. This Contract is also available for purchase by certain employment based retirement plans or arrangements.
The tax advantages available with this Contract may exist solely from its purchase through retirement plans or accounts qualifying for federal tax benefits under sections 401(a), 403(b), 408(a), 408A or 457 (governmental) of the Code. In contrast to many variable annuities, because this Contract can invest in a fund available to the general public, if the contracts are not issued or purchased through one of these types of retirement plans, the taxes on gains may not be deferred. You should carefully consider the advantages and disadvantages of owning a variable annuity in a tax qualified plan, as well as the costs and benefits of the Contract (including annuity income), before you purchase the Contract in a tax qualified plan.
CONTRACTS HELD BY TAX FAVORED PLANS
The following discussion covers annuity contracts held under tax favored retirement plans.
Currently, the Contract may be purchased for use in connection with IRAs, which are subject to Section 408(a) of the Code and Roth IRAs, which are subject to Section 408A of the Code. This Contract is issued as a nonqualified annuity. In order for it to be used for an IRA or Roth IRA, the Contract must be issued to a custodial account established as an IRA or Roth IRA. This description assumes that you have satisfied the requirements for eligibility for these accounts.
You should be aware that tax favored plans such as IRAs generally provide Tax Deferral regardless of whether they invest in annuity contracts. This means that when a tax favored plan invests in an annuity contract, it generally does not result in any additional Tax Deferral benefits.
This Contract may also be purchased by pension and profit sharing plans qualifying for tax benefits under sections 401, 403(b), 408(a), 408A and 457 (governmental) of the Code. Where employer plans permit, the Contract may also be used for Roth Accounts under their plan. The provisions of the tax law that apply to these retirement plans that may be funded by the Contracts are complex, and Plan Contract Holders are advised to consult a qualified tax advisor.
IRAs. When you purchase this Contract for use in an IRA, we will provide you with a copy of the prospectus and Contract. If the IRA is being established at the same time you purchase the Contract, an “IRA Disclosure Statement,” containing information about eligibility, contribution limits, tax particulars, and other IRA information will be delivered to you separately. In addition to this information (some of which is summarized below), the Code requires that you have a “revocation period” of seven (7) days following receipt of the IRA Disclosure Statement to cancel the IRA funded by the Contract and receive a refund equal to the amount of your Purchase Payments. The revocation period runs concurrent with any free look period required by State law. During this “revocation period,” you can cancel the Contract by notifying us in writing, and you will receive a refund equal to the greater of your Purchase Payments or the Contract Value (as of the date you surrendered your Contract), less any applicable federal and state income tax withholding. After the revocation period ends, you may still cancel the Contract during the remaining free look period. See “Short Term Cancellation Right or “Free Look” in Section 1, “What Is The Prudential Retirement Security Annuity IV?” Please note this does not apply if you are not establishing an IRA at the same time you purchase the Contract.
Roth IRAs. When you purchase this Contract for use with a Roth IRA, we will provide you with a copy of the prospectus and Contract. If the Roth IRA is being established at the same time you purchase this Contract, a “Roth IRA Disclosure Statement,” containing information about eligibility, contribution limits, tax particulars and other Roth IRA information will be delivered to you separately. In addition to this information (some of which is summarized below), the Code requires that you have a “revocation period” of seven (7) days following receipt of the Roth IRA Disclosure Statement to cancel the Roth IRA funded by the Contract and receive a refund equal to the amount of your Purchase Payments. The revocation period runs concurrent with any free look period required by State law. During this “revocation period,” you can cancel the Contract by notifying us in writing, and you will receive a refund equal to the greater of your Purchase Payments or the Contract Value (as of the date you surrendered your Contract), less any applicable federal and state income tax withholding. After the revocation period ends, you may still cancel the Contract during the remaining fee look period. See “Short Term Cancellation Right or “Free Look” in Section 1, “What Is The Prudential Retirement Security Annuity IV?” Please note this does not apply if you are not establishing a Roth IRA at the same time you purchase the Contract.

Contribution Limits/Rollovers. You must make a minimum initial payment of $20,000 to purchase a Contract in connection with an IRA or Roth IRA. This minimum is greater than the maximum amount of any annual contribution allowed by law you may make to an IRA or Roth IRA. For 2020 the limit for an IRA is $6,000. The contribution amount is indexed for inflation. The tax law also provides for a catch-up provision for individuals who are age 50 and above, allowing these individuals an additional $1,000 contribution each year. Contribution limits for a Roth IRA are established at the same annual contribution limits reduced by any amounts you have contributed to an IRA for the contribution year. While contributions to an IRA may be deductible, subject to income limits, contributions to a Roth IRA cannot be deducted from your gross income.
The “rollover” rules under the Code are fairly technical; however, an individual (or his or her surviving spouse) may generally “roll over” certain distributions from tax favored retirement plans (either directly or within sixty (60) days from the date of these distributions) if he or she meets the requirements for distribution. If you terminated employment and had an outstanding loan from your employer plan, any outstanding loan balance not paid back under plan rules after termination of employment becomes taxable in the year of default.  Under the Tax Cuts and Jobs Act, for defaults related to termination of employment after 2017, an individual has until the due date of that year’s return (including extensions) to roll over the outstanding loan amount to an IRA or qualified employer plan. Once you buy the Contract, you can make regular IRA contributions (or Roth IRA contributions for a custodial Roth IRA) under the Contract (to the extent permitted by law and the Contract). Beginning January 2008, an individual receiving an eligible rollover distribution from an employer sponsored retirement plan under sections 401(a), 403(b) or 457 (governmental) of the Code can directly roll over contributions to a Roth IRA. This conversion triggers current taxation (but is not subject to a 10% additional tax for early distribution). Once an Annuity has been purchased, regular Roth IRA contributions will be accepted to the extent permitted by law. In addition, an individual receiving an eligible rollover distribution from a designated Roth account under an employer plan may roll over the distribution to a Roth IRA even if the individual is not eligible to make regular contributions to a Roth IRA.Beginning in 2007, non-spouse beneficiaries can also roll over distributions from a tax favored retirement plan into an inherited IRA. Currently this Contract is not available to fund inherited IRAs or inherited Roth IRAs. Non-spouse beneficiaries receiving a distribution from an employer sponsored retirement plan under sections 401(a) or 403(b) of the Code can also directly roll over contributions to a Roth IRA. However, it is our understanding of the Code that non-spouse beneficiaries cannot “roll over” benefits from a traditional IRA to a Roth IRA. Beginning January 1, 2015, an individual can only make an IRA to IRA rollover if the individual has not made a rollover involving any IRAs owned by the individual in the prior twelve (12) months. For rollovers prior to 2015, an individual was able to make an IRA to IRA rollover in a twelve (12) month period for each IRA owned by the individual. An IRA transfer is a tax free trustee-to-trustee “transfer” from one IRA account to another. IRA transfers are not subject to this twelve (12) month rule.
For Contracts issued to tax favored retirement plans, other than IRAs, different contribution rules apply. In general, assuming that Participants and Plan Contract Holders adhere to the requirements and limitations of tax law applicable to the particular type of plan, contributions made under a qualified retirement plan funded by a Contract are deductible (or not includible in income) up to certain amounts each year. Contributions to a Roth 401(k), Roth 403(b) or Roth 457 account are subject to these same limits, and are not deductible for federal income tax purposes.
Late Rollover Self-Certification. You may be able to apply a rollover contribution to your IRA or qualified retirement plan after the sixty (60)day deadline through a self-certification procedure established by the IRS. Please consult your tax or legal adviser regarding your eligibility to use this self-certification procedure. As indicated in this IRS guidance, we, as a financial institution, are not required to accept your self-certification for waiver of the sixty (60) day deadline.
Distributions. Usually, the full amount of any distribution from an IRA or qualified plan (including a distribution from this Contract) which is not a rollover is taxable. As taxable income, these distributions are subject to the general tax withholding rules described below. In addition to this normal tax liability, you may also be liable for the following, depending on your actions:

▪	A 10% “additional tax for early distribution” (not applicable to 457 (governmental) plans);

▪	Liability for “prohibited transactions” if you, for example, borrow against the value of an IRA; or

▪	Failure to take a minimum distribution.
Cost basis for a tax-favored retirement plan is provided only in limited circumstances, such as for contributions to a Roth IRA or nondeductible contributions to a traditional IRA. We do not track cost basis for IRAs and Roth IRAs, which is the responsibility of the Owner.
For Roth IRAs, Roth 401(k) accounts, Roth 403(b) accounts and Roth 457 accounts, only the earnings portion of distributions that are not qualified distributions are subject to income tax and, for Roth IRAs, Roth 401(k) and Roth 403(b), the 10% “additional tax for early distribution” applies. The other penalties apply to the entire Roth account. “Qualified distributions” from a Roth IRA or Roth account are excludable from gross income. A “qualified distribution” is a distribution that satisfies two requirements: (1) the distribution must be made (a) after the owner of the Roth attains age 59 1/2; (b) after the owner’s death; (c) due to the owner’s disability; or (d) for a qualified first time homebuyer distribution within the meaning of Section 72(t)(2)(F) of the Code (applicable to Roth IRAs only); and (2) the distribution must be made in the year that is at least five tax years after the first year (a) for Roth IRAs, for which a contribution was made to any Roth IRA established for the owner or five years after a rollover, transfer, or conversion was made from a traditional IRA to a Roth IRA or (b) for Roth accounts, for which a contribution was made to any designated Roth account established for such individual under the same employer retirement plan, or from the first contribution previously made to a Roth account under another applicable retirement plan if a rollover contribution was made from that previous Roth account to the current Roth account from which a distribution is made.
TAX DEFERRED ANNUITIES
In general, you may own a Tax Deferred Annuity (also known as a TDA, Tax Sheltered Annuity (TSA), 403(b) plan or 403(b) annuity) if you are an employee of a tax exempt organization (as defined under Code Section 501(c)(3)) or a public educational organization, and you may make contributions to a TDA so long as your employer maintains such a plan and your rights to the annuity are non-forfeitable. Contributions to a TDA, and any earnings, are not taxable until distribution. You may also make contributions to a TDA under a salary reduction agreement, generally up to a maximum of $19,500 in 2020. Individuals participating in a TDA who are age 50 or above by the end of the year will be permitted to contribute an additional $6,500 in 2020. This amount is indexed for inflation. Further, you may roll over TDA amounts to another TDA or an IRA. You may also roll over TDA amounts to a qualified retirement plan, a SEP, a 457 government plan and a SIMPLE plan after you have participated in such plan for two years. A contract may generally only qualify as a TDA if distributions of salary deferrals (other than “grandfathered” amounts held as of December 31, 1988) may be made only on account of:

▪	Your attainment of age 59 1/2;

▪	Your severance of employment;

▪	Your death;

▪	Your total and permanent disability;

▪	Hardship (under limited circumstances, and only related to salary deferrals, not including earnings attributable to these amounts); or

▪	If the arrangement under which a Participant is covered contains qualified birth or adoption distribution provisions, a qualified birth or adoption.
In any event, you must begin receiving distributions from your TDA by April 1st of the calendar year after the calendar year you turn age 70 1/2 (or age 72 shall apply to distributions required to be made after December 31, 2019, with respect to individuals who attain age 70 1/2 after such date) or retire, whichever is later. These distribution limits do not apply either to transfers or exchanges of investments under the contract, or to any “direct transfer” of your interest in the contract to another employer’s TDA plan or mutual fund “custodial account” described under Code Section 403(b)(7). Employer contributions to TDAs are subject to the same general contribution, nondiscrimination, and minimum participation rules applicable to “qualified” retirement plans.
REQUIRED MINIMUM DISTRIBUTION PROVISIONS AND PAYMENT OPTION
When you hold the Contract under an IRA (or other tax favored plan), IRS required minimum distribution provisions must be satisfied. This means that generally payments must start by April 1st of the year after the year you reach age 70 1/2 (or age 72 shall apply to distributions required to be made after December 31, 2019, with respect to individuals who attain age 70 1/2 after such date) and must be made for each year thereafter. For employment based retirement plans or arrangements, including Roth 401(k), Roth 403(b) and Roth 457 arrangements, this generally can be deferred until the Participant retires, if later. Roth IRAs are not subject to these required minimum distribution rules during the Owner’s lifetime. The amount of the payment from the IRA or qualified plan must at least equal the minimum required under the IRS rules. Several choices are available for calculating the minimum amount. More information on the mechanics of this calculation is available on request. Please contact us a reasonable time before the IRS deadline so that a timely distribution is made. Please note that there is a 50% tax penalty on the amount of any minimum distribution not made in a timely manner.
To determine the amount of any required minimum distributions the value of the Contract will be calculated based on the sum of the Contract Value and the actuarial value of any additional Death Benefits and benefits under the Contract. As a result, if amounts are distributed from the Contract to satisfy the required minimum distribution rules, the amount distributed may be larger than if the calculation were based on the Contract Value only, which may in turn result in an earlier (but not before the required beginning date) distribution of amounts under the Contract and an increased amount of taxable income distributed to the Contract Owner, and a reduction of Death Benefits and the benefits of Prudential IncomeFlex Target Benefit. You can use the minimum distribution option to satisfy the IRS required minimum distribution rules for this Contract without either beginning Annuity Payments or surrendering the Contract. We will distribute to you this required minimum distribution amount, less any other partial withdrawals that you made during the year. Although the IRS rules determine the required amount to be distributed from your IRA each year, certain payment alternatives are still available to you. If you own more than one IRA, you can choose to satisfy your minimum distribution requirement for each of your IRAs by withdrawing that amount from any of your IRAs. Similarly, if the IRA that includes the Contract has other investments, you can choose to satisfy your minimum distribution requirement from those investments. Similar rules apply to distributions from plans under section 403 of the Code, which allows you to satisfy all of your minimum distribution requirements by taking distributions from one or more 403 accounts.

CHARITABLE IRA DISTRIBUTIONS
Certain qualified IRA distributions used for charitable purposes are eligible for an exclusion from gross income, up to $100,000, for otherwise taxable IRA distributions from a traditional or Roth IRA. A qualified charitable distribution is a distribution that is made (1) directly by the IRA trustee to certain qualified charitable organizations and (2) on or after the date the IRA owner attains age 70 ½ (or age 72, for distributions required to be made after December 31, 2019, with respect to individuals who attain age 70 ½ after such date). Distributions that are excluded from income under this provision are not taken into account in determining the individual’s deductions, if any, for charitable contributions. For tax years after December 31, 2019, the exclusion for qualified charitable distributions may be reduced (but not below zero) by an amount equal to the excess of: (1) your IRA deductions for all tax years on or after the date you attain age 70 ½; over (2) all reductions to the exclusion based on post-70 ½ IRA deductions for all tax years before the current tax year.

The IRS has indicated that an IRA trustee is not responsible for determining whether a distribution to a charity is one that satisfies the requirements of the charitable giving incentive. Consistent with the applicable IRS instructions, we report these distributions as normal IRA distributions on Form 1099-R. Individuals are responsible for reflecting the distributions as charitable IRA distributions on their personal tax returns.
REQUIRED DISTRIBUTIONS UPON YOUR DEATH FOR QUALIFIED ANNUITY CONTRACTS
Upon your death under an IRA, Roth IRA, 403(b) or other employer sponsored plan, any remaining interest must be distributed in accordance with federal income tax requirements. The post-death distribution requirements were amended, applicable generally with respect to deaths occurring after 2019, by the Further Consolidated Appropriations Act of 2020 (which includes the "Setting Every Community Up for Retirement Enhancement" Act (SECURE Act)). The post-death distribution requirements under prior law continue to apply in certain circumstances.

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Under prior law, if an employee under an employer sponsored plan or IRA owner dies prior to the required beginning date, the remaining interest must be distributed (1) within 5 years after the death (the “5-year rule”), or (2) over the life of the designated beneficiary, or over a period not extending beyond the life expectancy of the designated beneficiary, provided that such distributions commence within one year after death (the “lifetime payout rule”). If the employee or IRA owner dies on or after the required beginning date (including after the date distributions have commenced in the form of an annuity), the remaining interest must be distributed at least as rapidly as under the method of distribution being used as of the date of death (the “at-least-as-rapidly rule”).

•
Under the new law, if you die after 2019, and you have a designated beneficiary, any remaining interest must be distributed by December 31st of the year that includes the 10 year anniversary of your death, unless the designated beneficiary is an “eligible designated beneficiary” (“EDB”) or some other exception applies. A designated beneficiary is any individual designated as a beneficiary by the employee or IRA owner. An EDB is any designated beneficiary who is (1) your surviving spouse, (2) your minor child, (3) disabled, (4) chronically ill, or (5) an individual not more than 10 years younger than you. An individual’s status as an EDB is determined on the date of your death.

This 10-year post-death distribution period applies regardless of whether you die before your required beginning date, or you die on or after that date (including after distributions have commenced in the form of an annuity). However, if the beneficiary is an EDB and the EDB dies before the entire interest is distributed under this 10-year rule, the remaining interest must be distributed within 10 years after the EDB’s death (i.e., a new 10-year distribution period begins).

Instead of taking distributions under the new 10-year rule, an EDB can stretch distributions over life, or over a period not extending beyond life expectancy, provided that such distributions commence within one year of your death, subject to certain special rules. In particular, if the EDB dies before the remaining interest is distributed under this stretch rule, the remaining interest must be distributed within 10 years after the EDB’s death (regardless of whether the remaining distribution period under the stretch rule was more or less than 10 years). In addition, if your minor child is an EDB, the child will cease to be an EDB on the date the child reaches the age of majority, and any remaining interest must be distributed within 10 years after that date.

The new law applies if you die after 2019, subject to several exceptions. In particular, if you are an employee under a governmental plan, such as a section 403(b) plan of a public school or a governmental 457(b) plan, the new law applies if you die after 2021. In addition, if your plan is maintained pursuant to one or more collective bargaining agreements, the new law generally applies if you die after 2021 (unless the collective bargaining agreements terminate earlier).

It is important to note that under prior law, annuity payments that commenced under a method that satisfied the distribution requirements while the employee or IRA owner was alive could continue to be made under that method after the death of the employee or IRA owner. However, under the new law, if you commence taking distributions in the form of an annuity that can continue after your death, such as in the form of a joint and survivor annuity or an annuity with a guaranteed period of more than 10 years, any distributions after your death that are scheduled to be made beyond the applicable distribution period imposed under the new law might need to be commuted at the end of that period (or otherwise modified after your death if permitted under federal tax law and by PRIAC) in order to comply with the new post-death distribution requirements.

The new post-death distribution requirements do not apply if annuity payments that comply with prior law commenced prior to December 20, 2019. Also, even if annuity payments have not commenced prior to December 20, 2019, the new requirements generally do not apply to an immediate annuity contract or a deferred income annuity contract (including a qualifying lifetime annuity contract, or “QLAC”) purchased prior to that date, if you have made an irrevocable election before that date as to the method and amount of the annuity.

If your beneficiary is not an individual, such as a charity, your estate, or a trust, any remaining interest after your death generally must be distributed under prior law in accordance with the 5-year rule or the at-least-as-rapidly rule, as applicable (but not the lifetime payout rule). However, if your beneficiary is a trust and all the beneficiaries of the trust are individuals, the new law can apply pursuant to special rules that treat the beneficiaries of the trust as designated beneficiaries, including special rules allowing a beneficiary of a trust who is disabled or chronically ill to stretch the distribution of their interest over their life or life expectancy in some cases. You may wish to consult a professional tax advisor about the federal income tax consequences of your beneficiary designations.

In addition, the new post-death distribution requirements generally do not apply if the employee or IRA owner died prior to January 1, 2020. However, if the designated beneficiary of the deceased employee or IRA owner dies after January 1, 2020, any remaining interest must be distributed within 10 years of the designated beneficiary’s death. Hence, this 10-year rule will apply to (1) a contract issued prior to 2020 which continues to be held by a designated beneficiary of an employee or IRA owner who died prior to 2020, and (2) an inherited IRA issued after 2019 to the designated beneficiary of an employee or IRA owner who died prior to 2020.

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Spousal continuation. Under the new law, as under prior law, if your beneficiary is your spouse, your surviving spouse can delay the application of the post-death distribution requirements until after your surviving spouse reaches age 70 ½ (or age 72, for distributions required to be made after December 31, 2019, with respect to individuals who attain age 70 ½ after such date) by transferring the remaining interest tax-free to your surviving spouse’s own IRA, or by treating your IRA as your surviving spouse’s own IRA.

The post-death distribution requirements are complex and unclear in numerous respects. In addition, the manner in which these requirements will apply will depend on your particular facts and circumstances. You may wish to consult a professional tax adviser for tax advice as to your particular situation.
A Beneficiary has the flexibility to take out more each year than mandated under the required minimum distribution rules.
Until withdrawn, amounts in a qualified annuity contract continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the required minimum distribution rules, are subject to tax. You may wish to consult a professional tax advisor for tax advice as to your particular situation.
For a Roth IRA, if death occurs before the entire interest is distributed, the Death Benefit must be distributed under the same rules applied to IRAs where death occurs before the date required minimum distributions must begin under the Code.
ADDITIONAL TAX FOR EARLY DISTRIBUTIONS
You may owe a 10% additional tax on the taxable part of distributions received from an IRA, Roth IRA or qualified plan (other than a plan under section 457 (governmental) of the Code) before you attain age 59 1/2.
Amounts are not subject to this additional tax if:

▪	the amount is paid on or after you reach age 59 1/2 or die;

▪	the amount received is attributable to your becoming disabled; or

▪
the amount paid or received is in the form of substantially equal payments not less frequently than annually (please note that substantially equal payments must continue until the later of reaching age 59 1/2 or five (5) years. Modification of payments during that time period will generally result in retroactive application of the 10% additional tax).

Other exceptions to this tax may apply. You should consult your tax advisor for further details.

WITHHOLDING
Unless you elect otherwise, we will withhold federal income tax from the taxable portion of such distribution at an appropriate percentage. The rate of withholding on Annuity Payments where no mandatory withholding is required is determined on the basis of the withholding certificate that you file with us. If you do not file a certificate, we will automatically withhold federal taxes on the following basis:

▪
For any Annuity Payments not subject to mandatory withholding, you will have taxes withheld by us as if you are a married individual, with three exemptions. If no U.S. taxpayer identification number is provided, we will automatically withhold using single with zero exemptions as the default.

▪
For certain distributions from employment based retirement plans (Plan Type B), which are not directly rolled over or transferred to another eligible qualified plan, we are required to withhold 20% for federal income tax. The 20% withholding requirement does not apply to (1) distributions for your life or life expectancy, or joint and last survivor expectancy of you and a designated Beneficiary; (2) distributions for a specified period of 10 years or more; (3) distributions required as minimum distributions; (4) hardship distributions; or (5) if the arrangement under which a Participant is covered contains qualified birth or adoption provisions, withdrawals in the event of qualified birth or adoption. Amounts that are received under a Contract used in connection with a non-governmental Section 457 Plan are treated as wages for federal income tax purposes and are, thus, subject to general withholding requirements.

▪	For all other distributions, we will withhold at a 10% rate.
State income tax withholding rules vary and we will withhold based on the rules of your state of residence. Special tax rules apply to withholding for nonresident aliens, and we generally withhold income tax for nonresident aliens at a 30% rate. A different withholding rate may be applicable to a nonresident alien based on the terms of an existing income tax treaty between the United States and the nonresident alien’s country.
We will provide you with forms and instructions concerning the right to elect that no amount be withheld from payments in the ordinary course. However, you should know that, in any event, you are liable for payment of federal income taxes on the taxable portion of the distributions, and you should consult with your tax advisor to find out more information on your potential liability if you fail to pay such taxes.
If you are a U.S. person (which includes a resident alien) and you request a payment to be made to a non-U.S. address, we are required to withhold income tax.
SPECIAL CONSIDERATIONS REGARDING EXCHANGES INVOLVING 403(b) ARRANGEMENTS
Under IRS regulations generally effective in 2009, we can accept exchanges from another annuity contract only if we have entered into an information-sharing agreement or its functional equivalent, with the applicable employer or its agent. We make such exchanges only if your employer confirms that it has entered into an information-sharing agreement or its functional equivalent with the issuer of the other annuity contract. This means that if you request an exchange we will not consider your request to be in Good Order, and will not therefore process the transaction, until we receive confirmation from your employer.
ERISA DISCLOSURE/REQUIREMENTS
ERISA (the “Employee Retirement Income Security Act of 1974”) and the Code prevent a fiduciary and other “parties in interest” with respect to a plan (and, for purposes of the Code, an IRA would also constitute a “plan”) from receiving any benefit from any party dealing with the plan, as a result of the sale of the Contract. Administrative exemptions under ERISA generally permit the sale of insurance/annuity products to plans, provided that certain information is disclosed to the person purchasing the Contract. This information has to do primarily with the fees, charges, discounts and other costs related to the Contract, as well as any commissions paid to any agent selling the Contract.
Information about any applicable fees, charges, discounts, penalties or adjustments may be found in Section 7, “What Are The Expenses Associated With The Prudential Retirement Security Annuity IV?”
Information about sales of the Contract may be found in Section 10, “Other Information.” In addition, other relevant information required by the exemptions is contained in the Contract and accompanying documentation. Please consult your tax advisor if you have any additional questions.
The U.S. Department of Labor considers certain types of employer actions under a section 403(b) program to be inconsistent with the program not being subject to ERISA. Among these are employer approval of participant requests for loans and hardship withdrawals, both of which reasonably may be necessary to comply with restrictions imposed by Section 403(b) of the Code. If an employer that is a tax exempt entity is unwilling to approve participant requests for loans and hardships, such transactions may not be available to participants using funds held under the Contract. An individual employed by a tax exempt entity should check with his or her employer to determine whether loans and hardship withdrawals are available using funds held under the Contract.

SPOUSAL CONSENT RULES FOR CERTAIN RETIREMENT PLANS
Spousal consent rules may apply to retirement plans intended to satisfy Section 401(a) of the Code and plans subject to ERISA (including church plans with respect to which the plan sponsor has elected to be subject to certain provisions of ERISA and the Code).
If you are married at the time your payments commence, you may be required by federal law to choose an income option that provides survivor annuity income to your spouse, unless your spouse waives that right. Similarly, if you are married at the time of your death, federal law may require all or a portion of the death benefit to be paid to your spouse, even if you designated someone else as your beneficiary. A brief explanation of the applicable rules follows. For more information, consult the terms of your retirement arrangement.
Defined Contribution Plans (including 401(k) Plans and ERISA 403(b) Annuities). Spousal consent to a distribution is generally not required. Upon your death, your spouse will receive the entire death benefit, even if you designated someone else as your beneficiary, unless your spouse consents in writing to waive this right. Also, if you are married and elect an annuity as a periodic income option, federal law requires that you receive a QJSA, unless you and your spouse consent to waive this right.
While spousal consent to a distribution is generally not required, such consent is required if the retirement plan in which you participate does not provide that, upon your death, your spouse will receive the entire death benefit unless your spouse consents in writing to waive this right. If the plan in which you participate is such a plan and you are married at the time your payments commence, federal law requires that benefits be paid to you in the form of a QJSA, unless you and your spouse waive that right, in writing. Generally, this means that you will receive a reduced payment during your life and, upon your death, your spouse will receive at least one-half of what you were receiving for life. You may elect to receive another income option if your spouse consents to the election and waives his or her right to receive the QJSA. If your spouse consents to the alternative form of payment, your spouse may not receive any benefits from the plan upon your death. In addition, if you are married and die before your payments commence, federal law also requires that the plan pay a death benefit to your spouse. This benefit must be available in the form of an annuity for your spouse’s lifetime and is called a QPSA. If the plan allows payment of death benefits to other beneficiaries, you may elect to have a beneficiary other than your spouse receive the death benefit, but only if your spouse consents to the election and waives his or her right to receive the QPSA. If your spouse consents to the alternate beneficiary, your spouse will receive no benefits from the plan upon your death. Any QPSA waiver prior to your attaining age 35 will become null and void on the first day of the calendar year in which you attain age 35, if still employed.
If spousal consent to a distribution is required under the retirement plan in which you participate and you select the Prudential IncomeFlex Target Benefit feature, spousal consent generally would be required in order for you (or your Spouse, if you elect the optional Spousal Benefit) to take withdrawals from the Contract (including withdrawals of the Annual Guaranteed Withdrawal Amount) that result in a distribution from the plan. Without such consent, the plan would be required to pay your plan interest in the form of a QJSA. A QPSA waiver with spousal consent generally would be required in order for your spouse to take withdrawals from the Contract (including withdrawals of the Annual Guaranteed Withdrawal Amount) if you die before your payments commence. Without such consent, the plan would be required to pay your plan interest to your surviving spouse in the form of a QPSA.
ADDITIONAL CONSIDERATIONS

Reporting and Withholding for Escheated Amounts
In 2018, the Internal Revenue Service issued Revenue Ruling 2018-17, which provides that an amount transferred from an IRA to a state's unclaimed property fund is subject to federal withholding at the time of transfer. The amount transferred is also subject to federal reporting. Consistent with this Ruling, beginning in 2019, we will withhold federal and state income taxes and report for the applicable Owner or Beneficiary as required by law when amounts are transferred to a state's unclaimed property fund.

Same Sex Marriages, Civil Unions and Domestic Partnerships
U.S. Treasury Department regulations provide that for federal tax purposes, the term “spouse” does not include individuals (whether of the opposite sex or the same sex) who have entered into a registered domestic partnership, civil union, or other similar formal relationship that is not denominated as a marriage under the laws of the state where the relationship was entered into, regardless of domicile. As a result, if a Beneficiary of a deceased Owner and the Owner were parties to such a relationship, the Beneficiary will be required by federal tax law to take distributions from the Contract in the manner applicable to non-spouse Beneficiaries and will not be able to continue the Contract.

Please consult with your tax or legal adviser before electing the Spousal Benefit for a domestic partner or civil union partner.

10: OTHER INFORMATION
PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY (PRIAC)
PRIAC is a stock life insurance company incorporated under the laws of Connecticut in 1981. PRIAC’s principal business address is 280 Trumbull Street, Hartford, CT 06103. It is authorized to do business in the District of Columbia and all states. The Company issues group and individual annuities and other insurance contracts. The Company was formerly a subsidiary of Connecticut General Life Insurance Company, which is an indirect, wholly-owned subsidiary of CIGNA Corporation, based in Philadelphia, Pennsylvania. On April 1, 2004, the Company was acquired by The Prudential Insurance Company of America, a New Jersey stock life insurance company (“Prudential Insurance”).
The Company is a wholly-owned subsidiary of Prudential Insurance, which in turn is a wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”), an insurance holding company, based in Newark, New Jersey. As PRIAC’s ultimate parent, Prudential Financial exercises significant influence over the operations and capital structure of PRIAC and Prudential Insurance. However, neither Prudential Financial nor Prudential Insurance, nor any other related company, has any legal responsibility to pay amounts that PRIAC may owe under the Contract. Among other things, this means if you begin taking Annual Guaranteed Withdrawal Amount payments under the Prudential IncomeFlex Target Benefit and the value of that benefit exceeds your current Contract Value, you would rely solely on the ability of PRIAC to make payments under that benefit out of its own assets.
THE SEPARATE ACCOUNT
We have established a Separate Account, the PRIAC Variable Contract Account A (Separate Account), to hold the assets that are associated with the variable annuity contracts. The Separate Account was established under Connecticut Insurance Law on October 6, 2006, and is registered with the SEC under the Investment Company Act of 1940, as a unit investment trust, which is a type of investment company.
The assets of the Separate Account are held in the name of PRIAC and legally belong to us. Income, gains, and losses, whether or not realized, for assets allocated to the Separate Account, are, in accordance with the applicable Contracts, credited to or charged against the Separate Account without regard to other income, gains, or losses of PRIAC. PRIAC segregates the Separate Account assets from all of its other assets. Thus, such assets that are held in support of client accounts are not chargeable with liabilities arising out of any other business PRIAC conducts. However, all obligations under the Contract are PRIAC’s general corporate obligations. More detailed information about PRIAC, including its audited financial statements, is provided in the Statement of Additional Information.
TEXAS OPTIONAL RETIREMENT PROGRAM
The following special rules apply if you purchase the Contract in connection with the Texas Optional Retirement Program (“Texas Program”).
Under the terms of the Texas Program, Texas will make a contribution to your Contract. The Texas contribution will be credited to your Contract Value. Until you begin your second year of participation in the Texas Program, we have the right to withdraw the value of the Separate Account units purchased on your behalf with this Texas contribution. If you do not begin a second year of participation, then the value of the Separate Account units purchased with the Texas contribution will be withdrawn and returned to the State of Texas.
Under the Texas Program, withdrawals may be taken from the Contract only in the event of your death, retirement or termination of employment. During your participation in the Texas Program you may, however, transfer the Contract Value to another contract issued by PRIAC, its affiliates, or other carriers approved under the Texas Program.
LEAVING YOUR RETIREMENT PLAN – TRANSFERRING YOUR INCOMEFLEX TARGET BENEFIT GUARANTEES
If you are a participant in an employment based retirement plan (Plan Type B) and you leave your plan, you may be able to transfer the guarantees under your IncomeFlex Target Benefit under this Contract into another variable annuity contract issued by us. If you are a participant in more than one retirement plan offering the Prudential IncomeFlex Benefit, we may limit the number of IRA or Roth IRA accounts you may establish with us, which may limit your ability to transfer and combine your Prudential IncomeFlex Target Benefits.
Such other contract may require a minimum initial purchase payment and may have different fees, limitations, conditions, investments, and provisions affecting the guarantees. You should read the materials concerning such contract carefully, including its prospectus, and consider the benefits and differences between it and this Contract, as offered through your retirement plan. Terms of any such contract may vary by jurisdiction, and availability is subject to regulatory approvals. If you transfer any investments or values under this Contract to any investment other than a variable annuity issued by us for such purpose, all values and guarantees under your IncomeFlex Target Benefit will immediately cease.

SALE AND DISTRIBUTION OF THE CONTRACT
Prudential Investment Management Services LLC (PIMS), a wholly-owned subsidiary of Prudential Financial, is the distributor and principal underwriter of the securities offered through this prospectus. PIMS acts as the distributor of a number of variable annuity contracts and variable life insurance products we and our affiliates offer.
PIMS’s principal business address is 655 Broad Street, 19th Floor, Newark, New Jersey 07102. PIMS is registered as a broker-dealer under the Securities Exchange Act of 1934 (Exchange Act) and is a member of the Financial Industry Regulatory Authority (FINRA).
The Contract is offered on a continuous basis. PIMS may enter into distribution agreements with broker-dealers who are registered under the Exchange Act and with entities that may offer the Contract but are exempt from registration (firms). Applications for the Contract may be solicited by registered representatives of those firms. Such representatives will also be our appointed insurance agents under state insurance law. In addition, PIMS may offer the Contract directly to potential purchasers.
Commissions may be paid to firms on sales of the Contract according to one or more schedules. The individual representative would receive a portion of the compensation, depending on the practice of his or her firm. Any commission would be generally based on a percentage of Purchase Payments, up to a maximum of 8%.
We may also provide compensation to the distributing firm for providing ongoing service to you in relation to the Contract. Commissions and other compensation paid in relation to the Contract do not result in any additional charge to you or to the Separate Account not described in this prospectus.
In addition, in an effort to promote the sale of our products (which may include the placement of PRIAC and/or the Contract on a preferred or recommended company or product list and/or access to the firm’s registered representatives), we or PIMS may enter into compensation arrangements with certain broker-dealer firms with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel and/or marketing and/or administrative services and/or other services they provide to us or our affiliates. These services may include, but are not limited to: educating customers of the firm on the Contract’s features; conducting due diligence and analysis; providing office access, operations and systems support; holding seminars intended to educate registered representatives and make them more knowledgeable about the Contract; providing a dedicated marketing coordinator; providing priority sales desk support; and providing expedited marketing compliance approval to PIMS. A list of firms that PIMS paid pursuant to such arrangements, if any, is provided in the Statement of Additional Information which is available upon request.
To the extent permitted by FINRA rules and other applicable laws and regulations, PIMS may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms and the terms of such arrangements may differ between firms.
You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Contract than for selling a different contract that is not eligible for these compensation arrangements. While compensation is generally taken into account as an expense in considering the charges applicable to a contract product, any such compensation will be paid by us or PIMS and will not result in any additional charge to you not described in this prospectus. Overall compensation paid to the distributing firm does not exceed, based on actuarial assumptions, 8% of the total Purchase Payments made. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Contract.
We may also compensate unaffiliated record keepers that provide sub-transfer agency or other services to support the administration of the Contracts in connection with employment based retirement plans (Plan Type B).
In addition, we or our affiliates may provide such compensation, payments and/or incentives to firms arising out of the marketing, sale and/or servicing of variable annuities or variable life insurance offered by different Prudential business units.
LEGAL PROCEEDINGS
PRIAC is subject to legal and regulatory actions in the ordinary course of our business. Pending legal and regulatory actions include proceedings specific to PRIAC and proceedings generally applicable to business practices in the industry in which we operate. PRIAC is subject to class action lawsuits and other litigation involving a variety of issues and allegations involving sales practices, claims payments and procedures, premium charges, policy servicing and breach of fiduciary duty to customers. PRIAC is also subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment, and could be exposed to claims or litigation concerning certain business or process patents. In some of the pending legal and regulatory actions, plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages. In addition, PRIAC, along with other participants in the businesses in which it engages, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus. In some of PRIAC’s pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of litigation or a regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain.
PRIAC establishes accruals for litigation and regulatory matters when it is probable that a loss has been incurred and the amount of that loss can be reasonably estimated. For litigation and regulatory matters where a loss may be reasonably possible, but not probable, or is probable but not reasonably estimable, no accrual is established, but the matter, if material, is disclosed. As of December 31, 2019, the aggregate range of reasonably possible losses in excess of accruals established is not material. PRIAC reviews relevant information with respect to its litigation and regulatory matters on a quarterly and annual basis and updates its accruals, disclosures and estimates of reasonably possible loss based on such reviews.
PRIAC’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. It is possible that PRIAC’s results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of PRIAC’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on PRIAC’s financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on: the Separate Account; the ability of PIMS to perform its contract with the Separate Account; or PRIAC’s ability to meet its obligations under the Contract.
ASSIGNMENT
This Contract must be used to fund an IRA or an employer based retirement plan or arrangement, and therefore you generally may not assign your rights under the Contract during your lifetime. In all cases, the Contracts cannot be assigned without our written consent.
MISSTATEMENT OF AGE – ANNUITY PAYMENTS
If there has been a misstatement of the age of any person, or any other relevant facts upon whose life Annuity Payments are based, then we will make adjustments to conform to the facts. As to Annuity Payments: (a) any underpayments by us will be remedied on the next payment following correction; and (b) any overpayments by us will be charged against future amounts payable by us under your Annuity.
MISSTATEMENTS AND CORRECTIONS AFFECTING THE PRUDENTIAL INCOMEFLEX TARGET BENEFIT
If we discover that your age, your spouse’s age or any other fact pertaining to our guarantees under the Prudential IncomeFlex Target Benefit was misstated, or we discover a clerical error, then, to the extent permitted by applicable law, we will make adjustments to any fees, guarantees or other values under this Annuity to reasonably conform to the facts following our established procedures, which shall be applied on a uniform basis.
SERVICE PROVIDERS
We generally conduct our operations through staff employed by us or our affiliates within the Prudential Financial family. Certain discrete functions have been delegated to non-affiliates that could be deemed “service providers” under the Investment Company Act of 1940. The entities engaged by us may change over time. Non-affiliated entities that could be deemed service providers to the Separate Account, with respect to this Contract, consist of the following: Broadridge Investor Communication Solutions, Inc. (proxy services, regulatory mailing fulfillment vendor, prospectuses, etc.) located at 51 Mercedes Way, Edgewood, NY 11717; Donnelley Financial Solutions (printing semi-annual and annual reports, supplements and prospectuses) located at 1902 Horseshoe Road, Lancaster, PA 17602, 391 Steel Way, Lancaster, PA 17601 and 55 Water Street, 11th Floor, New York, NY 10041; EDM Americas Inc. (mail handling and records management) located at 10 E.D. Preate Drive, Moosic, PA 18507; ExlService Philippines, Inc. (call center operations) located at 9th Floor 2Quad Building Cardinal Rosales Avenue corner Sumilon Road Cebu Business Park Cebu City 6000 Philippines and 6F, One ECOM Center Mall of Asia Complex Harbor Drive Pasay City 1308 Manila Philippines; Markit On Demand, Inc. (calculation of performance and creation of factsheets) located at 5775 Flatiron Parkway, Boulder, CO 80301; State Street Bank – Kansas City (custodian and fund accountant) located at 801 Pennsylvania Avenue, Kansas City, MO 64105; Tata Consultancy Services Ltd. (administrative processing) located at TRIL IT4 - Malad-STP, Infinity IT Park, Gen. A. K. Vaidya Marg, Dindoshi, Malad - East, Mumbai 400097 India.
ADDITIONAL INFORMATION
PRIAC has filed a registration statement with the SEC under the Securities Act of 1933, relating to the offering described in this prospectus. This prospectus does not include all of the information set forth in the registration statement. Certain portions have been omitted pursuant to the rules and regulations of the SEC. You may obtain the omitted information, however, from the SEC’s principal office in Washington, D.C., upon payment of a prescribed fee.

The Statement of Additional Information is available from PRIAC without charge. The addresses and telephone numbers are set forth on the cover page of this prospectus.
STATEMENT OF ADDITIONAL INFORMATION
Contents:

▪	Company

▪	Experts

▪	Services

▪	Principal Underwriter

▪	Payments Made to Promote Sale of Our Products

▪	Determination of Accumulation Unit Values

▪	Cyber Security Risks

▪	Federal Tax Status

▪	Financial Statements
HOW TO CONTACT US
You can contact the Prudential Retirement Service Center by:

▪
calling (877) 778-2100 during our normal business hours, 8:00 a.m. to 9:00 p.m. Eastern Time, Monday through Friday, to speak with a customer service representative, or 24 hours per day to access our telephone automated response system.

▪
writing to us via regular or express mail at 30 Scranton Office Park, Scranton, PA 18507. NOTE: Failure to send mail to the proper address may result in a delay in our receiving and processing your request.

▪	accessing information via our internet website at www.prudential.com.
You can obtain account information by calling our automated response system and at www.prudential.com. Our customer service representatives are also available during business hours to provide you with information about your account. You can request certain transactions through our telephone voice response system, our internet website or through a customer service representative. You can authorize a third party, including your attorney-in-fact acting pursuant to a power of attorney, to access your account information and perform certain transactions on your account, after the necessary legal documentation has been provided. We require that you or your representative provide proper identification before performing transactions over the telephone or through our internet website. This may include a Personal Identification Number (PIN). You may establish or change your PIN by calling our automated response system.
Transactions requested via telephone are recorded. To the extent permitted by law, we will not be responsible for any claim, loss, liability or expense in connection with a transaction requested by telephone or other electronic means if we acted on such transaction instructions after following reasonable procedures to identify those persons authorized to perform transactions on your Annuity using verification methods which may include a request for your Social Security number, PIN or other form of electronic identification. We may be liable for losses due to unauthorized or fraudulent instructions if we did not follow such procedures. PRIAC does not guarantee access to telephonic, facsimile, internet or any other electronic information or that we will be able to accept transaction instructions via such means at all times. Nor, due to circumstances beyond our control, can we provide any assurances as to the delivery of transaction instructions submitted to us by regular and/or express mail. Regular and/or express mail (if operational) will be the only means by which we will accept transaction instructions when telephonic, facsimile, internet or any other electronic means are unavailable or delayed. PRIAC reserves the right to limit, restrict or terminate telephonic, facsimile, internet or any other electronic transaction privileges at any time.

Prudential Retirement Security Annuity IV
ACCUMULATION UNIT VALUES: Plan B Fee Rate of 1.15%

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
	At Beginning of Period	At End of Period	Outstanding at End of Period
	(Rounded)	(Rounded)	(000 Omitted)
PGIM Balanced Fund
05/04/2010* to 12/31/2010	$10.44	$11.13	19
01/01/2011 to 12/31/2011	$11.13	$11.30	111
01/01/2012 to 12/31/2012	$11.30	$12.65	2,893
01/01/2013 to 12/31/2013	$12.65	$14.85	3,243
01/01/2014 to 12/31/2014	$14.85	$16.14	497
01/01/2015 to 12/31/2015	$16.14	$16.12	584
01/01/2016 to 12/31/2016	$16.12	$17.23	609
01/01/2017 to 12/31/2017	$17.23	$19.48	699
01/01/2018 to 12/31/2018	$19.48	$18.26	783
01/01/2019 to 12/31/2019	$18.26	$21.59	319
PGIM 60/40 Allocation Fund
09/29/2017* to 12/31/2017	$10.00	$10.47	0
01/01/2018 to 12/31/2018	$10.47	$9.93	0
01/01/2019 to 12/31/2019	$9.93	$12.00	999

*Date that Portfolio was first offered in this product

Prudential Retirement Security Annuity IV
ACCUMULATION UNIT VALUES: Plan A Fee Rate of 1.65%**

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
	At Beginning of Period	At End of Period	Outstanding at End of Period
	(Rounded)	(Rounded)	(000 Omitted)
PGIM Balanced Fund (IRA)
05/04/2010* to 12/31/2010	$10.42	$11.07	0
01/01/2011 to 12/31/2011	$11.07	$11.19	26
01/01/2012 to 12/31/2012	$11.19	$12.46	146
01/01/2013 to 12/31/2013	$12.46	$14.55	390
01/01/2014 to 12/31/2014	$14.55	$15.74	445
01/01/2015 to 12/31/2015	$15.74	$15.64	391
01/01/2016 to 12/31/2016	$15.64	$16.64	508
01/01/2017 to 12/31/2017	$16.64	$18.71	560
01/01/2018 to 12/31/2018	$18.71	$17.45	486
01/01/2019 to 04/29/2019	$17.45	$19.29	0
PGIM 60/40 Allocation Fund
09/29/2017* to 12/31/2017	$10.00	$10.46	0
01/01/2018 to 12/31/2018	$10.46	$9.86	6
01/01/2019 to 04/29/2019	$9.86	$11.00	0

*Date that Portfolio was first offered in this product
**All contracts in the 1.65% charge level moved to the 1.00% charge level on 04/29/2019

Prudential Retirement Security Annuity IV
ACCUMULATION UNIT VALUES: Plan A Fee Rate of 1.00%*

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
	At Beginning of Period	At End of Period	Outstanding at End of Period
	(Rounded)	(Rounded)	(000 Omitted)
PGIM Balanced Fund (IRA)
04/29/2019 to 12/31/2019	$22.50	$24.06	370
PGIM 60/40 Allocation Fund
04/29/2019 to 12/31/2019	$11.29	$12.23	115

*All contracts in the 1.65% charge level moved to the 1.00% charge level on 04/29/2019

PLEASE SEND ME A STATEMENT OF ADDITIONAL INFORMATION THAT CONTAINS FURTHER DETAILS ABOUT THE PRUDENTIAL RETIREMENT SECURITY ANNUITY IV DESCRIBED IN THIS PROSPECTUS

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(city/state/zip code)

Variable Annuity Issued by: PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY A Prudential Financial Company 280 Trumbull Street Hartford, CT 06103	Variable Annuity Distributed by: PRUDENTIAL INVESTMENT MANAGEMENT SERVICES LLC A Prudential Financial Company 655 Broad Street, 19th Floor Newark, NJ 07102

MAILING ADDRESS:
PRUDENTIAL RETIREMENT SERVICE CENTER
30 Scranton Office Park
Scranton, PA 18507

© 2020 Prudential Financial, Inc. and its related entities. Prudential, the Prudential logo, the Rock symbol and Bring Your Challenges are service marks of Prudential Financial, Inc., and its related entities, registered in many jurisdictions worldwide.

Ed. 05-2020
SS-IFX-IV-PROSP	RSBR682

PRUDENTIAL RETIREMENT SECURITY ANNUITY V
PROSPECTUS: MAY 1, 2020
This prospectus describes the Prudential Retirement Security Annuity V, a flexible premium deferred annuity (the “Annuity” or “Contract”) offered by Prudential Retirement Insurance and Annuity Company (“PRIAC,” the “Company,” “we,” “our,” or “us”) and the PRIAC Variable Contract Account A as an interest in a group annuity. As such, references to “Contract” or “Annuity” also mean any certificate providing rights and benefits to a person to whom the certificate is issued. The Annuity or certain features may not be available in all states. Various rights and benefits may differ between states to meet applicable laws and regulations.
The Annuity is sold by PRIAC to fund retirement plans qualifying for federal tax benefits under sections 401(a) or 403(b) of the Internal Revenue Code of 1986, as amended (the “Code”). Eligible investors may contribute Purchase Payments to the Annuity, subject to our underwriting guidelines and the Code. For general information regarding your plan and the benefits provided thereunder, you should contact your plan’s Designated Record Keeper (defined in the Glossary), as we do not service your retirement plan.
Prudential Retirement Security Annuity V is not available for the transfer or conversion of Prudential IncomeFlex Target® Benefit guarantees under a qualified retirement plan sponsored by your employer that offers an in-plan Prudential IncomeFlex Target Benefit.
If you are purchasing the Annuity as a replacement for existing variable annuity or variable life coverage, you should consider, among other things, any surrender or penalty charges you may incur when replacing your existing coverage. Before purchasing this Annuity, you also should consider whether its features and benefits meet your needs and goals. In particular, you should consider the relative features, benefits and costs of this Annuity compared with those in your retirement plan or elsewhere before transferring assets to this Annuity. PRIAC is a wholly-owned subsidiary of The Prudential Insurance Company of America.
PLEASE READ THIS PROSPECTUS
This prospectus describes important features of the Annuity and what you should consider before purchasing it. Please read this prospectus before purchasing the Annuity and keep it for future reference. The current prospectus for the underlying investment option contains important information about the mutual fund. When you invest in a Variable Investment Option, you should read the underlying mutual fund prospectus and keep it for future reference.
THE FUND
The Annuity offers a Variable Investment Option, which is a Sub-account of the PRIAC Variable Contract Account A that invests in an underlying mutual fund portfolio. The Sub-account is invested in the Vanguard Balanced Index Fund® of the Vanguard Valley Forge Funds.
The fund available under this Contract may also be available for direct purchase outside of an annuity or life insurance contract. If you purchase shares of the fund directly from a broker-dealer or mutual fund company, you will not pay contract or separate account charges, but you also will not have annuity options or insurance features available. Because of these additional contract and separate account charges, you should refer only to investment return information regarding the fund available through PRIAC or your employer, rather than to information that may be available through alternate sources.
TO LEARN MORE ABOUT PRUDENTIAL RETIREMENT SECURITY ANNUITY V
To learn more about the Prudential Retirement Security Annuity V, you can request a copy of the Statement of Additional Information (SAI) dated May 1, 2020. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of this prospectus. PRIAC may also file other reports with the SEC. All of these filings can be reviewed and copied at the SEC’s offices, and can also be obtained from the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549. (See SEC file number 333-162553). You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. The SEC also maintains a website (http://www.sec.gov) that contains the Prudential Retirement Security Annuity V SAI, material incorporated by reference, and other information regarding registrants that file electronically with the SEC. The Table of Contents of the SAI is set forth in Section 10 of this prospectus. The prospectus and SAI describe only the Annuity and the Sub-account available under the Annuity, and do not purport to describe every investment option available to you under your retirement plan. For a free copy of the SAI, contact the Prudential Retirement Service Center by calling (877) 778-2100, or writing to Prudential Retirement, 30 Scranton Office Park, Scranton, PA 18507.

THE SEC HAS NOT DETERMINED THAT THIS CONTRACT IS A GOOD INVESTMENT, NOR HAS THE SEC DETERMINED THAT THIS PROSPECTUS IS COMPLETE OR ACCURATE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE. INVESTMENT IN A VARIABLE ANNUITY CONTRACT IS SUBJECT TO RISK, INCLUDING THE POSSIBLE LOSS OF YOUR MONEY. AN INVESTMENT IN THE ANNUITY IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

The tax advantages available with this Contract may exist solely from its purchase through retirement plans qualifying for federal tax benefits under sections 401(a) or 403(b) of the Code. In contrast to many variable annuities, because this Contract can invest in a fund available to the general public, if the Contracts are not issued or purchased through one of these types of retirement plans, the taxes on gains may not be deferred. You should carefully consider the advantages and disadvantages of owning a variable annuity in a tax qualified plan, as well as the costs and benefits of the Contract (including annuity income), before you purchase the Contract in a tax qualified plan.
In compliance with United States law, PRIAC will deliver this prospectus to Contract Owners that currently reside outside the United States.

(i)

(ii)

MISSTATEMENT OF AGE – ANNUITY PAYMENTS	42
MISSTATEMENTS AND CORRECTIONS AFFECTING THE PRUDENTIAL INCOMEFLEX TARGET BENEFIT	42
SERVICE PROVIDERS	42
ADDITIONAL INFORMATION	43
STATEMENT OF ADDITIONAL INFORMATION	43
CONTACT INFORMATION	43
ACCUMULATION UNIT VALUE TABLES	44

(iii)

PART I – SUMMARY
PRUDENTIAL RETIREMENT SECURITY ANNUITY V PROSPECTUS
This prospectus is for informational or educational purposes. It is not intended as investment advice and is not a recommendation about managing or investing your retirement savings. In providing these materials, PRIAC is not acting as your fiduciary as defined by any applicable laws and regulations. Please consult with a qualified investment professional if you wish to obtain investment advice.
GLOSSARY
We have tried to make this prospectus as easy to read and understand as possible. By the nature of the Contract, however, certain technical words or terms are unavoidable. We have identified and defined those below, with certain others described within the text where they appear in the prospectus. The defined terms set out in this prospectus also appear in and apply to the related Statement of Additional Information.
Accumulation Phase: The period that begins with the Contract Date and ends on your Annuity Date, or earlier, if the Contract is terminated through a full withdrawal or payment of a Death Benefit.
Accumulation Unit and Accumulation Unit Value: We credit you with Accumulation Units for each Sub-account in which you invest. The value of these Accumulation Units (the “Accumulation Unit Value”) may change each Business Day to reflect the investment results of the Sub-accounts, as well as all insurance and administrative expenses. The number of Accumulation Units credited to you in any Sub-account is determined by dividing the amount of each Purchase Payment made by you to that Sub-account by the applicable Accumulation Unit Value for the Business Day on which the Purchase Payment is credited. We will reduce the number of Accumulation Units credited to you under any Sub-account by the number of Accumulation Units canceled as a result of any transfer or withdrawal by you from that Sub-account.
Adjusted Contract Value: When you begin receiving Annuity Payments, the value of your Contract, minus any charge we impose for premium taxes.
Annual Guaranteed Withdrawal Amount: Under the terms of the Prudential IncomeFlex Target Benefit, an amount that you may withdraw each Withdrawal Period, as long as you live (if the optional Spousal Benefit is elected, then until the last to die of you and your spouse). The Annual Guaranteed Withdrawal Amount is set initially as a percentage of the Income Base, but will be adjusted to reflect subsequent Purchase Payments, Excess Withdrawals and any Step-Up. We may refer to this amount as the “Lifetime Annual Withdrawal Amount” in materials other than this prospectus.
Annuitant: The person whose life determines the amount of Annuity Payments that will be paid.
Annuity Date: The date you elect to begin Annuity Payments (annuitization).
Annuity Option: An option under the Contract that defines the frequency and duration of Annuity Payments. See Section 3, “What Kind Of Payments Will I Receive During The Annuity Phase?”
Annuity Payment: Each payment made on or after your Annuity Date, in accordance with the Annuity Option you select. Annuity Payments are not considered to be withdrawals for any purposes, including withdrawals under the Prudential IncomeFlex Target Benefit. For more information about guaranteed withdrawals, see “Withdrawals Under The Prudential IncomeFlex Target Benefit” in Section 5, “What Is The Prudential IncomeFlex Target Benefit?”
Annuity Phase: The period that begins with the Annuity Date and ends when there are no further Annuity Payments due under the Annuity Option you select.
Beneficiary: The person(s) or entity you have chosen to receive the Death Benefit.
Birthday: Each anniversary of your date of birth. If this date is not a Business Day, then the Birthday will be the last Business Day immediately preceding the anniversary of your date of birth.
Business Day: A day on which the New York Stock Exchange is open for business. A Business Day ends as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern Time). Our Business Day may close earlier than 4:00 p.m. Eastern Time if regular trading on the New York Stock Exchange closes early. Additionally, your plan may have an earlier cut off time for you to submit financial transactions to the plan so that those transactions may be submitted to us by end of a Business Day.
Code: The Internal Revenue Code of 1986, as amended from time to time and the regulations promulgated thereunder.

1

Contract Date: The date we accept your initial Purchase Payment and all necessary paperwork in Good Order at the Prudential Retirement Service Center. Contract anniversaries are measured from the Contract Date. A Contract year starts on the Contract Date or on a Contract anniversary.
Contract Owner, Owner or You: The person or entity entitled to the ownership rights under the Contract. Although the Contract is issued only to Plan Contract Holders (i.e., the kinds of retirement plans specified on the cover page of the prospectus), participants in such plans make purchase payments and have various other rights under the Contract. Where appropriate in the context involved, references to “Contract Owner,” “Owner,” “You,” and “you” may refer to the plan participant rather than the Plan Contract Holder.
Contract Value: The total value of your Contract, equal to the sum of the values of your investment in each investment option. Your Contract Value will go up or down based on the performance of the investment options.
Death Benefit: If a Death Benefit is payable, the Beneficiary you designate will receive the Contract Value. See Section 4, “What Is The Death Benefit?”
Designated Record Keeper: The third party record keeper designated by your employment based retirement plan. Currently, the Designated Record Keeper is Alight Solutions, 4 Overlook Point, Lincolnshire, IL 60069.
Excess Withdrawal: Any withdrawal in a Withdrawal Period in excess of the Annual Guaranteed Withdrawal Amount. Each Excess Withdrawal reduces your Income Base and thus your Annual Guaranteed Withdrawal Amount in the same proportion as the Contract Value was reduced by the Excess Withdrawal. See Section 5, “What Is The Prudential IncomeFlex Target Benefit?”
Good Order: Sufficiently clear instruction received by the Designated Record Keeper on a Business Day before the close of business, which utilizes the applicable forms, and reflects the necessary signatures and dates required to ensure there is no need to exercise any discretion to follow such instruction. Good Order requires receipt of confirmation and all necessary information to ensure the instruction is permitted under and in compliance with the applicable retirement arrangement. Instructions that are not in Good Order will be effective on the Business Day that Good Order is determined. Instructions received on a day that is not a Business Day or after the close of a Business Day will be deemed to have been received on the next Business Day.
Guaranteed Withdrawal Percentage: The percentage of the Income Base used to determine the Annual Guaranteed Withdrawal Amount. See Section 5, “What Is The Prudential IncomeFlex Target Benefit?”
Highest Birthday Value: For purposes of determining the Income Base, the initial Highest Birthday Value is the Contract Value on the Contract Date, and thereafter the greater of (a) the initial Highest Birthday Value, and (b) the highest Contract Value attained on each Birthday, until the Lock-In Date. This value is adjusted for withdrawals and subsequent Purchase Payments. See Section 5, “What Is The Prudential IncomeFlex Target Benefit?”
Income Base: The Income Base is used to determine the Annual Guaranteed Withdrawal Amount. On the Lock-In Date, your Income Base is equal to the greater of: (A) the Highest Birthday Value or (B) the Contract Value when you lock in your Annual Guaranteed Withdrawal Amount (that is, the Contract Value on the Business Day prior to the Lock-In Date). Thereafter, the Income Base may increase or decrease, resulting from additional Purchase Payments, Withdrawals and/or Step-Up Amounts. Prior to the Lock-In Date, it equals your Highest Birthday Value and is only determined for reference purposes.
Lock-In Date: The date you elect to lock in your Annual Guaranteed Withdrawal Amount under this Annuity. You must attain age 55 to select a Lock-In Date (both you and your spouse must attain age 55 to select a Lock-In Date for the Spousal Benefit).
Participant: An individual participating in an employment based retirement plan or arrangement qualifying for federal tax benefits under sections 401(a) or 403(b) of the Internal Revenue Code of 1986, as amended.
Plan Contract Holder: The employer, trust or association to which a group annuity contract has been issued when the Annuity is used to fund an employment based retirement plan or arrangement qualifying for federal tax benefits under sections 401(a) or 403(b) of the Code.
Prudential IncomeFlex Target Benefit or IncomeFlex Target Benefit: A standard feature of the Annuity that guarantees your ability to withdraw a percentage of an initial notional value called the Income Base for your life if certain conditions are satisfied. A charge for this guarantee is deducted from the value of your investment options.
Prudential Retirement Service Center: Prudential Retirement, 30 Scranton Office Park, Scranton, PA 18507. The phone number is (877) 778-2100. Prudential’s website is www.prudential.com.

2

Purchase Payment: The amount of money you pay us to purchase the Contract initially and any amounts deposited as additional Purchase Payments after the Contract Date, including payments allocated from other investment options and contracts. Generally, subject to limits of the Code and your retirement plan, you can make additional Purchase Payments at any time during the Accumulation Phase.
Separate Account: Purchase Payments allocated to the Variable Investment Option are held by us in a separate account called PRIAC Variable Contract Account A. The Separate Account is set apart from all of the general assets of PRIAC.
Spousal Benefit: An optional version of the Prudential IncomeFlex Target Benefit, if elected and certain conditions are satisfied, which extends guaranteed withdrawals until the last to die of you and your spouse or civil union partner. While there is no additional charge for this version of the benefit, any Annual Guaranteed Withdrawal Amounts will be less than if you had not elected it.
Step-Up Amount: The excess, if any, of the Contract Value over the Income Base, determined annually as of the Step-Up Date.
Step-Up Date: After the Lock-In Date, the Business Day that immediately precedes your Birthday.
Sub-account: A Variable Investment Option offered under PRIAC Variable Contract Account A, the assets of which are invested in shares of the corresponding portfolio.
Tax Deferral: This is a way to increase your assets without currently being taxed. Generally, except for Roth accounts, you do not pay taxes on your Contract earnings until you take money out of your Contract. You should be aware that the only way to receive Tax Deferral for the value in this Contract is for it to be held in a tax favored plan (an employment based retirement plan), which provides Tax Deferral regardless of whether it invests in annuity contracts. See Section 9, “What Are The Tax Considerations Associated With The Prudential Retirement Security Annuity V?”
Variable Investment Option: When you choose a Variable Investment Option, we purchase shares of the underlying mutual fund, which we may refer to as a fund or portfolio, that are held as an investment for that option. We hold these shares in the Separate Account. The division of the Separate Account of PRIAC that invests in a particular mutual fund is referred to in your Contract as a Sub-account.
Withdrawal Period: Each year beginning on the Participant’s Birthday and ending on the last day preceding the next Birthday. We may refer to this period as “Birthday Year” in materials other than this prospectus.

3

SUMMARY OF CONTRACT CHARGES AND EXPENSES
The purpose of this summary is to help you to understand the costs you will pay for the Prudential Retirement Security Annuity V. The following tables describe the fees and expenses you will pay when buying, owning, and surrendering your interest in the Contract. The first table describes the fees and expenses you will pay when you buy an interest in the Contract, surrender an interest in the Contract, or transfer cash value between investment options.
For more detailed information, including additional information about current and maximum charges, see Section 7, “What Are The Expenses Associated With The Prudential Retirement Security Annuity V?” The current individual mutual fund prospectus contains detailed expense information about the underlying mutual fund.

CONTRACT OWNER TRANSACTION EXPENSES
Charge For Premium Tax Imposed On Us By Certain States/Jurisdictions [1]
(As a Percentage of Contract Value)	0% to 3.5%

1	For additional information see “Taxes Attributable to Premium” in Section 7, “What Are The Expenses Associated With The Prudential Retirement Security Annuity V?”

PERIODIC ACCOUNT EXPENSES
The table below describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including underlying mutual fund fees and expenses.

	Current	Maximum
Annual Contract Fee [2]	$0	$150
Insurance and Administrative Expenses (As a percentage of daily net assets of the Sub-accounts)
Insurance and Administrative Charge [3]	0.10%	1.50%
IncomeFlex Target Benefit [4]	1.20%	1.80%
Total Annual Charge with the IncomeFlex Target Benefit [5]	1.30%	3.30%

2	Currently, this fee is zero. As shown in the table, we can increase this fee in the future up to a maximum of $150, but we have no current intention to do so.

3
The Insurance and Administrative Charge compensates PRIAC for the insurance risks it assumes and the administrative costs it incurs under the Contract. PRIAC pays the entirety of the administrative portion of the charge to the Designated Record Keeper, for record keeping services performed by the Designated Record Keeper in connection with the investment by Plan Contract Holders and their Participants in the Contract.

4
The 1.80% charge is the maximum that we can impose for the IncomeFlex Target Benefit under this Contract. This maximum applies whether or not you have the Spousal Benefit and/or whether or not you have a Step-Up of the Income Base.

5	The total annual charge is the sum of the insurance and administrative charge and the charge for the IncomeFlex Target Benefit.

TOTAL ANNUAL MUTUAL FUND OPERATING EXPENSES
The next item shows the operating expenses charged by the underlying mutual fund, which are deducted from the underlying mutual fund assets, including management fees and other expenses that you will pay during the time that you own the Contract. More detail on the underlying mutual fund’s fees and expenses is contained below and in the fund’s prospectus. The below depicts the total operating expenses for Institutional shares of the Vanguard Balanced Index Fund. Fund expenses are not fixed or guaranteed by the Prudential Retirement Security Annuity V Contract, and may vary from year to year.

Total Annual Underlying Mutual Fund Operating Expense	0.06%

4

UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES (Annual Portfolio Operating Expenses (expenses that are deducted from portfolio assets, in %)
	Management Fees	Other Expenses	Total Annual Portfolio Operating Expenses
Vanguard Balanced Index Fund (Institutional Shares)	0.06%	0.00%	0.06%

5

EXPENSE EXAMPLE
This example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, Contract fees, Separate Account annual expenses, and underlying mutual fund fees and expenses, without any reduction for fee waivers or expense reimbursements.
The example assumes that you invest $10,000 in the Contract for the time periods indicated. The example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of the mutual fund, for its most recent fiscal year end, which do not reflect any expense reimbursements or waivers. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as indicated in the tables that follow.

EXPENSES WITH PRUDENTIAL INCOMEFLEX TARGET BENEFIT
The example assumes the following:

•	You invest $10,000 in Prudential Retirement Security Annuity V;

•	You allocate all of your assets to the Variable Investment Option;

•	Your investment has a 5% return each year;

•	The mutual fund’s total operating expenses remain the same each year;

•	No tax charge applies;

•	With the exception of the Annual Contract Fee, the maximum Periodic Account Expenses are applied, rather than the current charges;

•	The maximum charge for the IncomeFlex Target Benefit is imposed; and

•	No reduction for fee waivers or expense reimbursements.
THE EXPENSES IN THIS EXAMPLE DO NOT VARY WHETHER YOU SURRENDER YOUR INTEREST IN THE ANNUITY, DO NOT SURRENDER YOUR INTEREST IN THE ANNUITY, OR ANNUITIZE AT THE END OF THE APPLICABLE STATED TIME PERIOD.

EXAMPLE
1 yr	3 yrs	5 yrs	10 yrs
$339	$1,033	$1,750	$3,649
THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. PREMIUM TAXES ARE NOT REFLECTED IN THIS EXAMPLE. DEPENDING ON THE STATE YOU LIVE IN, A CHARGE FOR PREMIUM TAXES MAY APPLY. YOUR ACTUAL FEES WILL VARY BASED ON THE AMOUNT OF YOUR CONTRACT AND YOUR SPECIFIC ALLOCATION(S). PLEASE SEE SECTION 6, “HOW CAN I PURCHASE THE PRUDENTIAL RETIREMENT SECURITY ANNUITY V?”

FINANCIAL STATEMENTS
The financial statements of PRIAC and the Separate Account are included in the Statement of Additional Information (SAI). For a free copy of the SAI, contact the Prudential Retirement Service Center by calling (877) 778-2100, or writing to Prudential Retirement, 30 Scranton Office Park, Scranton, PA 18507.
ACCUMULATION UNIT VALUES
Accumulation Unit Values have been included at the end of the prospectus.

6

SUMMARY FOR SECTIONS 1 – 10
For a more complete discussion of the following topics, see the corresponding section in Part II of the prospectus. This prospectus discloses all material features of the Prudential Retirement Security Annuity V, including all state-specific variations of the Contract.
SECTION 1: What Is The Prudential Retirement Security Annuity V?
The Prudential Retirement Security Annuity V is a variable annuity contract issued by PRIAC. The Contract may be used to fund retirement plans qualifying for federal tax benefits under sections 401(a) or 403(b) of the Code. The Contract features a Variable Investment Option, certain withdrawal and annuity benefits and a Death Benefit. The Contract is intended for retirement savings or other long-term investment purposes.
Group annuity contracts are typically issued to Plan Contract Holders. The Plan Contract Holder then makes contributions to the Contract on behalf of eligible employees or members, which may include payroll deductions or similar agreements with the Plan Contract Holder as permitted by the retirement plan.
You can invest your money in the Variable Investment Option available under the Contract, which offers the opportunity for a favorable return that can increase your Contract Value. However, this is NOT guaranteed. It is possible that your Contract Value may decrease, due to market changes.
The Contract, like all deferred annuity contracts, has two (2) phases: the Accumulation Phase and the Annuity Phase. During the Accumulation Phase, since you have purchased this Annuity through a qualified retirement plan, any earnings grow on a tax deferred basis and are generally taxed as income only when you make withdrawals, including withdrawals under the Prudential IncomeFlex Target Benefit. The Annuity Phase starts when you begin receiving Annuity Payments from your Contract. The amount of money you are able to accumulate in your Contract during the Accumulation Phase will help determine the amount you will receive during the Annuity Phase. Other factors will affect the amount of your payments, such as age, and the payout option you select.
We may amend the Contract as permitted by law. For example, we may add new features to the Contract. Subject to applicable law, we will determine whether or not to make such Contract amendments available to Contracts that already have been issued.
If permissible under your plan and applicable state law, you may cancel your interest in the Contract and request a refund within a certain period of time known as the “free look” period. The free look period is generally ten (10) days from the date you begin participation under the Contract, but may be longer, depending on applicable state law.
During the applicable free look period, you can notify your plan’s Designated Record Keeper to request a refund. Generally, you will bear the investment risk during the free look period and will receive a refund equal to your Contract Value, plus the amount of any fees or other charges applied and less applicable federal and state income tax withholding, as of the date you stopped participation in the Contract. If applicable state law requires the return of your Purchase Payments, we will return the greater of the Contract Value, as described above, or the amount of your total Purchase Payments, less applicable federal and state income tax withholding. Please note that payments made directly to a plan participant are subject to a mandatory 20% federal income tax withholding. The taxpayer cannot choose to elect out of this withholding. Some states also require withholding if federal tax withholding is elected.
SECTION 2: What Investment Option Can I Choose?
You can invest your money in the Variable Investment Option. The only Variable Investment Option under this Contract is the Vanguard Balanced Index Fund of the Vanguard Valley Forge Funds. A brief description of the portfolio’s investment objective and key policies is set forth in Section 2.
Please note, the fund underlying the Variable Investment Option available under this Contract may also be available for direct purchase outside of an annuity or life insurance contract. If you purchase shares of the fund directly from a broker-dealer or mutual fund company, you will not pay contract or separate account charges, but you also will not have annuity options or insurance features available. Because of these additional contract and separate account charges, you should refer only to investment return information regarding the fund available through PRIAC or your plan, rather than to information that may be available through alternate sources.
Depending upon market conditions, you may earn or lose money in the option. Your Contract Value will fluctuate with the investment performance of the mutual fund portfolio underlying the Variable Investment Option. Past performance is not a guarantee of future results.

7

SECTION 3: What Kind Of Payments Will I Receive During The Annuity Phase? (Annuitization)
During the Annuity Phase, commonly called “annuitization,” you may choose from several Annuity Options, including guaranteed payments for life with period certain. Once you begin receiving regular Annuity Payments, you generally cannot change your payment plan.
Note that during the Accumulation Phase, the Prudential IncomeFlex Target Benefit (discussed in Section 5) also provides guaranteed minimum income protection for your life in the form of guaranteed withdrawals. These guaranteed withdrawals do not require annuitization.
SECTION 4: What Is The Death Benefit?
If the Owner dies before the Annuity Phase of the Contract begins, the person(s) or entity chosen as Beneficiary generally will receive the Death Benefit in the amount of the Contract Value. Your retirement plan may require payment of the Death Benefit in the form of a Qualified Pre-Retirement Survivor Annuity (“QPSA”) or other payment method. If your plan requires payment in the form of a QPSA, please see “Spousal Consent Rules For Certain Retirement Plans” in Section 9, “What Are The Tax Considerations Associated With The Prudential Retirement Security Annuity V?” for important considerations before electing the Spousal Benefit. In addition, a surviving spouse may be eligible to continue this Contract and the Spousal Benefit. See Section 5, “What Is The Prudential IncomeFlex Target Benefit?”
SECTION 5: What Is The Prudential IncomeFlex Target Benefit?
The Prudential IncomeFlex Target Benefit guarantees your ability to withdraw a designated amount from the Annuity annually, subject to our rules regarding the timing and amount of withdrawals. This Annual Guaranteed Withdrawal Amount is equal to a percentage of a notional value (called the “Income Base”), regardless of the impact of market performance on your actual Contract Value. This benefit is designed to provide an annual withdrawal amount for life. You must attain age 55 before starting Prudential IncomeFlex Target Benefit guaranteed withdrawals (both you and your spouse must attain age 55 to begin guaranteed withdrawals with the Spousal Benefit). If spousal consent rules apply to the retirement plan in which you participate, spousal consent may be necessary in order for you, or your surviving spouse, to take withdrawals from the Contract of the Annual Guaranteed Withdrawal Amount and avoid payment of your plan interest in the form of a Qualified Joint and Survivor Annuity (“QJSA”) or QPSA. See “Other Important Considerations” in Section 5 and “Spousal Consent Rules For Certain Retirement Plans” in Section 9, “What Are The Tax Considerations Associated With The Prudential Retirement Security Annuity V?”
Prudential IncomeFlex Target Benefit is a standard feature of the Annuity that applies to the Annuitant automatically. The Spousal Benefit is optional. If you elect the Spousal Benefit, you may not change your mind, and your Annual Guaranteed Withdrawal Amount will be less than if you had not elected it. For additional information about the fees for the Prudential IncomeFlex Target Benefit, see “Summary of Contract Expenses” and Section 7, “What Are The Expenses Associated With The Prudential Retirement Security Annuity V?”
SECTION 6: How Can I Purchase The Prudential Retirement Security Annuity V?
The Contract is available only to fund certain retirement plans qualifying for favorable tax treatment under the Code.
Our prior approval is required for any initial and/or additional Purchase Payment of $1 million or more, unless we are prohibited under applicable law from insisting on such prior approval. Generally, subject to the Code and/or the terms of your retirement plan, you can make additional Purchase Payments at any time during the Accumulation Phase of the Contract.
Absent our prior approval, we may suspend your ability to make additional Purchase Payments during the time period that begins with either of the following: (a) the date of an Excess Withdrawal or (b) any withdrawal before the Lock-In Date. The length of the suspension period is at our discretion. However, in applying any such suspension, we will not discriminate unfairly against any Participant, nor will the length of any suspension exceed ninety (90) days. This restriction does not apply to additional Purchase Payments made through payroll deductions or scheduled loan repayments, if applicable. This restriction does apply to rollover transactions and lump sum loan repayments.
SECTION 7: What Are The Expenses Associated With The Prudential Retirement Security Annuity V?
The Contract has insurance features and investment features, and there are costs related to each.

•	Annual Contract Fee: Each year we may impose an annual contract fee of up to $150.00.

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Insurance and Administrative Charge: We may impose an asset-based charge of up to 1.50% to cover expenses and certain insurance risks, which would be deducted daily from the net asset value of the Variable Investment Option.

•
Prudential IncomeFlex Target Benefit Charge: We impose an asset-based charge for the Prudential IncomeFlex Target Benefit of up to 1.80%. See Section 5, “What Is The Prudential IncomeFlex Target Benefit?” This charge compensates us for the costs and risks we assume in providing the benefit. We deduct this charge daily from the unit value of the Variable Investment Option.

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•	Fund Expenses: You will bear the expenses associated with the underlying mutual fund that are deducted from the underlying fund’s assets.

For more information, including details about other possible charges under the Contract, see “Summary Of Contract Expenses” and Section 7, “What Are The Expenses Associated With The Prudential Retirement Security Annuity V?”
SECTION 8: How Can I Access My Money?
You may withdraw money, subject to any restrictions imposed by the Code and your retirement plan. For example, certain retirement plans may permit withdrawals only upon earlier of severance from employment, death, disability, attaining a minimum age or the happening of an unforeseeable emergency.
This Contract provides an insurance benefit, called the Prudential IncomeFlex Target Benefit, under which we guarantee that certain amounts will be available to you for withdrawal, regardless of market-related declines in your Contract Value, provided certain conditions are met. You are not required to withdraw these guaranteed amounts. Withdrawing more than the allowable amounts will permanently reduce your guaranteed benefits as described in Part 5, “Withdrawals Under The Prudential IncomeFlex Target Benefit.”
SECTION 9: What Are The Tax Considerations Associated With The Prudential Retirement Security Annuity V?
This Contract is offered to fund certain employment based retirement plans qualifying for federal tax benefits under sections 401(a) or 403(b) of the Code.
Generally, except for qualified distributions from Roth Accounts, all or a portion of amounts withdrawn either as a lump sum or as regular payments are taxed as ordinary income. In some cases, the tax on lump sum distributions may be limited by special income averaging rules. Premature withdrawals may be prohibited or subject to a 10% additional tax.
The effect of federal taxation depends largely upon the type of retirement plan, so we can provide only a generalized description. You should consult with your tax advisor for more specific information about the tax treatment of your plan withdrawals.
The tax advantages available with this Contract may exist solely from its purchase through retirement plans or accounts qualifying for federal tax benefits under sections 401(a) or 403(b) of the Code. In contrast to many variable annuities, because this Contract can invest in a fund available to the general public, if the Contracts are not issued or purchased through one of these types of retirement plans, the taxes on gains may not be deferred. You should carefully consider the advantages and disadvantages of owning a variable annuity in a tax qualified plan, as well as the costs and benefits of the Contract (including annuity income), before you purchase the Contract in a tax qualified plan.
SECTION 10: Other Information
This Contract is issued by Prudential Retirement Insurance and Annuity Company, a wholly-owned subsidiary of The Prudential Insurance Company of America. The Contract is sold through registered representatives of an affiliated broker-dealer.
The Prudential IncomeFlex Target Benefit, offered under this Contract, is administered by PRIAC. However, PRIAC does not service your retirement plan. Your plan has a Designated Record Keeper, acting on its behalf, which provides record keeping services.

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PART II SECTIONS 1 – 10
PRUDENTIAL RETIREMENT SECURITY ANNUITY V PROSPECTUS
1: WHAT IS THE PRUDENTIAL RETIREMENT SECURITY ANNUITY V?
The Prudential Retirement Security Annuity V is a variable annuity contract issued by PRIAC. PRIAC is solely responsible for its obligations under Prudential Retirement Security Annuity V, and there are no support agreements from third parties relating to the capitalization of PRIAC. Under your plan’s Contract, in exchange for your payment to us, we promise to pay you a guaranteed stream of payments upon annuitization that can begin any time after the first Contract anniversary. Your Annuity is in the Accumulation Phase until you decide to begin receiving these Annuity Payments. Annuity Payments are made on or after your Annuity Date in accordance with the Annuity Option you select. The date you elect to begin receiving Annuity Payments is the Annuity Date. On the Annuity Date, your interest under the Contract switches to the Annuity Phase. The Contract also permits you to make guaranteed withdrawals during the Accumulation Phase. See Section 5, “What Is The Prudential IncomeFlex Target Benefit?” for further details. These withdrawals are different than Annuity Payments.
This Annuity contract does not benefit from Tax Deferral, unlike many annuity contracts that generally do when sold outside a tax favored plan (these annuity contracts are generally referred to as non-qualified annuities). Tax Deferral means that you are not taxed on earnings or appreciation on the assets in your Contract until you withdraw money from your Contract. This Annuity is only offered to fund certain employment based retirement plans, which generally provide Tax Deferral without investing in an annuity contract. If this Contract were offered outside of such tax qualified accounts or plans, you would not receive Tax Deferral. Before purchasing this Annuity, you should consider whether its features and benefits, including the income and Death Benefits, meet your needs and goals. You should consider the relative features, benefits and costs of this Annuity compared with any other investments or benefits available through your retirement plan or elsewhere.
The Prudential Retirement Security Annuity V is a variable annuity contract. This means that during the Accumulation Phase, you can allocate your assets to the Variable Investment Option. The amount of money you are able to accumulate under the Contract during the Accumulation Phase depends upon the investment performance of the underlying mutual fund associated with that Variable Investment Option. Because the underlying mutual fund’s portfolio fluctuates in value depending upon market conditions, your Contract Value (the total value of your Contract, equal to the sum of the value of your investment in the investment option) can either increase or decrease. This is important, since the amount of the Annuity Payments you receive during the Annuity Phase depends upon the value of your investment under the Contract at the time you begin receiving payments.
A group annuity contract is issued to a Plan Contract Holder when the Contract is used to fund an employment based retirement plan. By notifying us, the Plan Contract Holder may exercise certain rights under the Contract, including discontinuance of employee contributions to the Contract, termination of the Contract, termination of the retirement plan and/or transfer of assets to an alternate investment or funding vehicle. Any such exercise of rights by a Plan Contract Holder may reduce or eliminate Prudential IncomeFlex Target Benefit guarantees. Even though the Contract was issued to a Plan Contract Holder, the Contract generally provides that Participants will have the rights and interests under the Annuity that are described in this prospectus. A particular plan may limit a Participant’s exercise of certain rights under the Contract. A Participant should review the provisions of their employer’s plan or arrangement to identify and consider any such limitations.
The Beneficiary is the person(s) or entity you designate to receive any Death Benefit. Subject to any restrictions imposed by the Code or your retirement plan, you may change the Beneficiary any time prior to the Annuity Date by making a written request to us. The optional Spousal Benefit requires your spouse to be both your spouse and sole Beneficiary when you elect the benefit and when you die. See Section 5, “What Is The Prudential IncomeFlex Target Benefit?”
You should contact the Designated Record Keeper for general information regarding your plan and the benefits provided thereunder. See “Designated Record Keeper” in Section 10, “Other Information.”
SHORT TERM CANCELLATION RIGHT OR “FREE LOOK”
If you are not satisfied with your Contract, you may cancel your interest in the Contract and request a refund within a certain period of time known as the “free look” period. The free look period is generally ten (10) days from the date you begin participation under the Contract. If state law requires, the free look period may be longer. During the applicable free look period, you can notify the Designated Record Keeper, as we do not service your plan, and request a refund. Generally, you will bear the investment risk during the free look period and will receive a refund equal to your Contract Value, plus the amount of any fees or other charges applied and less applicable federal and state income tax withholding, as of the date you stopped participation in the Contract. If applicable state law requires the return of your Purchase Payments, we will return the greater of the Contract Value, as described above, or the amount of your total

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Purchase Payments, less applicable federal and state income tax withholding. Please note that payments made directly to a plan participant are subject to a mandatory 20% federal income tax withholding. The taxpayer cannot choose to elect out of this withholding. Some states also require withholding if federal tax withholding is elected.

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2: WHAT INVESTMENT OPTION CAN I CHOOSE?
The Contract provides you with one (1) Variable Investment Option into which you may allocate your Purchase Payments.
The Variable Investment Option invests in the Vanguard Balanced Index Fund, which is a series of the Vanguard Valley Forge Funds mutual fund. The current prospectus for the Vanguard Balanced Index Fund, available under your Contract, contains important information about the underlying mutual fund in which your Variable Investment Option invests. There are deductions from and expenses paid out of the assets of the fund that are described in the current prospectus for the fund. When you invest in a Variable Investment Option funded by a mutual fund, you should read the mutual fund prospectus and keep it, for future reference. For additional copies of the current underlying fund prospectus please call (877) 778-2100 or write us at Prudential Retirement, 30 Scranton Office Park, Scranton, PA 18507.
A Variable Investment Option that you select is your choice. We do not provide investment advice, nor do we recommend any particular Variable Investment Option. Please consult with a qualified investment professional if you wish to obtain investment advice. You bear the investment risk for amounts allocated to a Variable Investment Option.
VARIABLE INVESTMENT OPTION
The following chart classifies the underlying investment based on its investment style, as of the date of this prospectus. The chart also lists the investment objective and a short summary description of the investment policy. There is no guarantee that the investment objective will be met, and you could lose money. The advisers for the underlying investment appear next to the description.
The Vanguard Balanced Index Fund is managed by The Vanguard Group, Inc.
The fund underlying the Variable Investment Option available under this Contract may also be available for direct purchase outside of an annuity or life insurance contract. If you purchase shares of the fund directly from a broker-dealer or mutual fund company, you will not pay contract or separate account charges, but you also will not have annuity options or insurance features available. Because of these additional contract and separate account charges, you should refer only to investment return information regarding the fund available through PRIAC or your plan, rather than to information that may be available through alternate sources.

STYLE/ TYPE	INVESTMENT OBJECTIVES/POLICIES	PORTFOLIO ADVISER/ SUB-ADVISER
Vanguard Valley Forge Funds

MODERATE
Vanguard Balanced Index Fund

With 60% of its assets, the fund seeks to track the performance of a benchmark index that measures the investment return of the overall U.S. stock market. With 40% of its assets, the fund seeks to track the performance of a broad, market-weighted bond index.
ADVISER: The Vanguard Group, Inc.
PAYMENTS MADE TO PRIAC
In general, PRIAC may enter into agreements with the underlying portfolios and/or investment advisers to underlying portfolios that are offered through its variable annuity contracts. PRIAC may provide administrative and support services to such portfolios pursuant to the terms of these agreements and under which it may receive a fee, as compensation for providing those services. PRIAC has not entered into such an agreement and accordingly does not receive such a payment from the underlying portfolio and/or investment adviser to the underlying portfolio under this Contract.
In addition, the investment adviser, sub-adviser or distributor of the underlying portfolio may compensate us by providing reimbursement or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with variable annuity contracts. These services may include, but are not limited to: co-sponsoring various meetings and seminars attended by broker-dealer firms’ registered representatives, plan sponsors and participants, and creating marketing material discussing variable annuity contracts and the available options. The amounts paid depend on the nature of the meetings, the number of meetings attended by the adviser, sub-adviser, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of the adviser’s, sub-adviser’s or distributor’s participation.

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In addition to the payments described above, the underlying portfolio, the investment adviser, sub-adviser, distributor and/or its service provider may make payments to other insurers within the Prudential Financial group related to the offering of investment options within variable annuities or life insurance offered by different Prudential business units.
REDEMPTION FEES AND ABUSIVE TRADING PRACTICES
While we presently offer only one investment option under the Contract, we may offer additional investment options in the future. If more than one investment option is available, we may allow the transfer of sums between or among them. The practice of making frequent transfers among Variable Investment Options in response to short-term fluctuations in markets, sometimes called “market timing” or “excessive trading,” can make it very difficult for a portfolio manager to manage an underlying mutual fund’s investments. Frequent transfers may cause the fund to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs or affect performance. For these reasons, the Contract was not designed for persons who make programmed, large or frequent transfers.
We consider “market timing” or “excessive trading” to be one or more trades into and out of (or out of and into) the same Variable Investment Option within a rolling thirty (30) day period when each exceeds a certain dollar threshold. Automatic or system-driven transactions, such as contributions or loan repayments by payroll deduction, regularly scheduled or periodic distributions, or periodic rebalancing through an automatic rebalancing program do not constitute prohibited excessive trading and will not be subject to these criteria. In addition, certain investments are not subject to the policy, such as stable value funds, money market funds and funds with fixed unit values.
In light of the risks posed by “market timing” or “excessive trading”, we monitor transactions in an effort to identify such trading practices. We reserve the right to limit the number of your transfers in any year, and to take the other actions discussed below. We also reserve the right to refuse any transfer request if: (a) we believe that market timing (as we define it) has occurred; or (b) we are informed by an underlying fund that transfers in its shares must be restricted under its policies and procedures concerning excessive trading.
The ability of PRIAC to monitor for frequent trading is limited for Contracts under which PRIAC does not provide the Participant record keeping. In those cases, another entity maintains the individual records and submits to PRIAC only aggregate orders combining the transactions of many Participants. Therefore, PRIAC may be unable to monitor investments by individual investors. Under SEC rules, an underlying fund may ask us to identify third party administrators that hold individual Participant records and we are obligated to use our best efforts to identify whether or not the third party administrator is deemed an indirect intermediary.
In furtherance of our general authority to restrict transfers as described above, and without limiting other actions we may take in the future, we have adopted the following specific procedures:

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Warning. Upon identification of activity that meets the market-timing criteria, a warning letter will be sent to you. A copy of the warning letter and/or a trading activity report will be provided to the plan.

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Restriction. A second incidence of activity meeting the market timing criteria within a six (6) month period will trigger a trade restriction. If permitted by the Contract and otherwise allowed by law, PRIAC will restrict you from trading through the internet, phone or facsimile for all investment options available. In such case, you will be required to provide written direction via standard (non-overnight) U.S. mail delivery for trades. The duration of a trade restriction is three (3) months, and may be extended incrementally (three (3) months) if the behavior recurs during the six (6) month period immediately following the initial restriction.

•
Action by an Underlying Fund. A portfolio may have adopted its own policies and procedures with respect to excessive trading, and we reserve the right to enforce these policies and procedures. The prospectus for the portfolio describes any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Under federal securities regulations, we are required to: (1) enter into a written agreement with each portfolio or its principal underwriter that obligates us to provide to the portfolio promptly upon request certain information about the trading activity of individual Contract Owners, and (2) execute instructions from the portfolio to restrict or prohibit further purchases or transfers by specific Contract Owners who violate the excessive trading policies established by the portfolio. We reserve the right to impose any such restriction at the fund level, and all Participants under a particular Contract would be impacted. In addition, you should be aware that some portfolios may receive “omnibus” purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the portfolios in their ability to apply their excessive trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the portfolios (and thus Contract Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the portfolios.

A portfolio also may assess a short term trading fee in connection with a transfer out of the Variable Investment Option investing in that portfolio that occurs within a certain number of days following the date of allocation to the Variable Investment Option. Each portfolio determines the amount of the short term trading fee and when the fee is imposed. The fee is retained by or paid to the portfolio and is not retained by us. The fee will be deducted from your Contract Value.

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Although our transfer restrictions are designed to prevent excessive transfers, they are not capable of preventing every potential occurrence of excessive transfer activity.
SCHEDULED TRANSACTIONS
Scheduled transactions include systematic withdrawals, systematic investments, required minimum distributions, substantially equal periodic payments under Section 72(t) of the Code and Annuity Payments. Generally, scheduled transactions in Good Order are valued as of the date they are scheduled, unless the scheduled day is not a Business Day. In that case, the transaction will be valued on the next Business Day, unless (with respect to required minimum distributions, substantially equal periodic payments under Section 72(t) of the Code, and Annuity Payments only), the next Business Day falls in the subsequent calendar year, in which case the transaction will be valued on the prior Business Day. As we do not service your plan, you should contact the Designated Record Keeper for information regarding your plan and the benefits provided thereunder. See “Designated Record Keeper” in Section 10, “Other Information.”
VOTING RIGHTS
As stated above, all of the assets held in the Sub-account of the Separate Account are invested in shares of the corresponding fund. PRIAC is the legal owner of those shares. As such, PRIAC has the right to vote on any matter voted on at any shareholders meetings of the fund. However, as required by law, PRIAC votes the shares of the fund at any regular and special shareholders meetings the fund is required to hold in accordance with voting instructions received from investors. For purposes of voting rights, the investor is the plan with respect to plans qualified under Internal Revenue Code Sections 401 or 457. The investor is the Participant with respect to those participating in a plan within the meaning of Internal Revenue Code Section 403(b).
The fund may not hold annual shareholders meetings when not required to do so under the laws of the state of its incorporation or the Investment Company Act of 1940. Fund shares for which no timely instructions from investors are received, and any shares owned directly or indirectly by PRIAC, are voted in the same proportion as shares in the respective portfolio for which instructions are received. This voting procedure is sometimes referred to as “mirror voting” because, as indicated in the immediately preceding sentence, we mirror the votes that are actually cast, rather than decide on our own how to vote. In addition, because all the shares of a given mutual fund held within the Separate Account are legally owned by us, we intend to vote all of such shares when that underlying fund seeks a vote of its shareholders. As such, all such shares will be counted towards whether there is a quorum at the underlying fund’s shareholder meeting and towards the ultimate outcome of the vote. Thus, under “mirror voting,” it is possible that the votes of a small percentage of investors who actually vote will determine the ultimate outcome. Should the applicable federal securities laws or regulations, or their current interpretation, change so as to permit PRIAC to vote shares of the fund in its own right, it may elect to do so.
Generally, investors may give voting instructions on matters that would be changes in fundamental policies and any matter requiring a vote of the shareholders of the fund. With respect to approval of the investment advisory agreement or any change in a portfolio’s fundamental investment policy, investors participating in such portfolio will vote separately on the matter, as required by applicable securities laws.
The number of fund shares for which an investor may give instructions is determined by dividing the portion of the value of the Separate Account derived from participation in a Sub-account, by the value of one (1) share in the corresponding portfolio of the applicable fund. The number of votes for which the investor may give us instructions is determined as of the record date chosen by the Board of the applicable fund. We furnish the investor with proper forms and proxies to enable the investor to give these instructions. We reserve the right to modify the manner in which the weight to be given to voting instructions is calculated where such a change is necessary to comply with current federal regulations or interpretations of those regulations.
PRIAC may, if required by state insurance regulations, disregard voting instructions if such instructions would require shares to be voted so as to cause a change in the sub-classification or investment objective of the fund’s portfolio, or to approve or disapprove an investment advisory contract for a fund. If we do disregard voting instructions, we will advise of that action and our reasons for such action in the next annual or semi-annual report.
SUBSTITUTION
We may substitute the underlying mutual fund or portfolio used by the Variable Investment Option. We would not do this without the approval of the Securities and Exchange Commission (SEC) and any necessary state insurance departments. Moreover, any such substituted fund will have substantially similar investment objectives to those of the Vanguard Balanced Index Fund. You will be given specific notice in advance of any substitution we intend to make. For Contracts funding plans subject to the fiduciary responsibility provisions of the Employee Retirement Income Security Act of 1974, as amended, no substitution will be made without the consent of the plan fiduciary. We may also add additional Variable Investment Options, and cease to allow new investments in the fund or portfolio, provided that we will offer at least one Variable Investment Option under this Contract.

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REPORTS TO YOU
The Designated Record Keeper will send you, at least annually, reports showing as of a specified date the amounts credited to you in the Sub-account of the PRIAC Variable Contract Account A. We or the Designated Record Keeper will also send annual and semi-annual reports for the underlying fund.

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3: WHAT KIND OF PAYMENTS WILL I RECEIVE DURING THE ANNUITY PHASE? (ANNUITIZATION)
PAYMENT PROVISIONS
If you so choose, you may annuitize some or all of your Adjusted Contract Value and can begin taking Annuity Payments any time after the first Contract anniversary. We make the income plans described below available at any time before the Annuity Date. Annuity Options under the Contract define the frequency and duration of Annuity Payments. During the Annuity Phase, all of the Annuity Options under this Contract are fixed Annuity Options. This means that your participation in the Variable Investment Option ends on the Annuity Date. Generally, once the Annuity Payments begin, the Annuity Option cannot be changed and you cannot make withdrawals or surrender your interest in the Contract. The availability of Annuity Payments is subject to restrictions on withdrawals from employment based retirement plans under the Code or under the terms of the particular plan.
IN ADDITION TO THE ANNUITY OPTIONS DISCUSSED IN THIS SECTION, PLEASE NOTE THAT THE PRUDENTIAL INCOMEFLEX TARGET BENEFIT OFFERS GUARANTEED INCOME IN THE FORM OF GUARANTEED WITHDRAWALS. THIS SECTION DOES NOT DESCRIBE THE PRUDENTIAL INCOMEFLEX TARGET BENEFIT, WHICH IS NOT AN ANNUITY OPTION. PLEASE SEE SECTION 5, “WHAT IS THE PRUDENTIAL INCOMEFLEX TARGET BENEFIT?”
Option 1: Annuity Payments For A Period Certain
Under this option, we will make equal payments for the period chosen, up to twenty-five (25) years (but not to exceed life expectancy). We will make the Annuity Payments monthly, or if you choose, quarterly, semiannually, or annually, for the period certain. If you die during the Annuity Phase, payments will continue to the Beneficiary for the remainder of the period certain.
Option 2: Life Annuity With 10 Years Period Certain
Under this option, we will make Annuity Payments monthly, quarterly, semiannually, or annually as long as the Annuitant is alive. If you die before we have made ten (10) years’ worth of payments, we will continue to pay the Beneficiary the remaining payments of the 10 year period.
Other Annuity Options
We currently offer a variety of other Annuity Options not described above. At the time Annuity Payments are chosen, we may make available to you any of the fixed Annuity Options that are offered at your Annuity Date.
As we do not service your plan, you should contact the Designated Record Keeper for general information regarding your plan and the benefits provided thereunder. See “Designated Record Keeper” in Section 10, “Other Information.”
TAX CONSIDERATIONS
Your Contract generally will be held by a retirement plan eligible for favorable tax treatment under the Code. Therefore, you should consider the required minimum distribution provisions of the Code when selecting your Annuity Option. See Section 9, “What Are The Tax Considerations Associated With The Prudential Retirement Security Annuity V?”

HOW WE DETERMINE ANNUITY PAYMENTS
Generally speaking, the Annuity Phase of the Contract involves our distributing to you, in increments, the value that you have accumulated. We make these incremental payments either over a specified time period (e.g., fifteen (15) years) (period certain annuities) or for the duration of the life of the Annuitant (and possibly co-annuitant) (life annuities). Certain assumptions are common to both period certain and life annuities. In each type, we assume that the value you apply at the outset toward your Annuity Payments earns interest throughout the payout period. If our current annuity purchase rates on the Annuity Date are more favorable to you than the guaranteed rates stated below, we will make payments based on those more favorable rates.
Assumptions that we use for period certain and life annuities differ, as detailed in the following overview:
Period Certain Annuities
Generally speaking, in determining the amount of each Annuity Payment under a period certain annuity, we start with the Adjusted Contract Value and add interest assumed to be earned over the period certain. Using the interest in effect, we determine the benefit that can be supported during the guaranteed period such that the present value of the benefit payments equals the accumulated account balance. The life expectancy of the Annuitant and co-annuitant are relevant to this calculation only in that we will not allow you to select a period certain that exceeds life expectancy.

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Life Annuities
More variables affect our calculation of life Annuity Payments. Most importantly, we make several assumptions about the Annuitant’s or co-annuitant’s life expectancy. As stated above, we will pay you the more favorable benefit between that determined by applying current assumptions and that determined by applying minimum guarantee assumptions, which is referred to as the guaranteed annuity benefit.
Below are the minimum guarantee assumptions, subject to the requirements of state insurance law that we use to determine the guaranteed annuity benefit:

•	2% Interest

•	8.25% Factor (A percentage if applied to the annuitized account balance would reflect an amount that may cover the expected cost to the Company for administering the payments.)

•	1950 Male Group Annuity Valuation Table, with age setback of 4.8 years plus one-fifth of the number of years from 1895 to the Annuitant’s year of birth
In addition, certain states may require the use of assumptions that produce a more favorable benefit. When these requirements apply, the more favorable benefit will be paid.

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4: WHAT IS THE DEATH BENEFIT?
The Death Benefit feature delivers the Contract Value to the Beneficiary.
BENEFICIARY
The Beneficiary is the person(s) or entity you name to receive any Death Benefit. The Beneficiary is named at the time the Contract is issued, unless you change it at a later date. A change of Beneficiary will take effect on the date you sign the change request form, provided that the Designated Record Keeper receives the form in Good Order. Unless an irrevocable Beneficiary has been named, during the Accumulation Phase you can change the Beneficiary at any time before your death. The Beneficiary designation during the Accumulation Period is not applicable to the Annuity Phase unless you have indicated otherwise, or we determine that applicable law requires that we continue a designation.
The optional Spousal Benefit requires your spouse or civil union partner to be both your spouse or civil union partner and sole Beneficiary of the Annuity and the retirement plan it funds, when you elect the benefit and when you die. See Section 5, “What Is The Prudential IncomeFlex Target Benefit?” For more information on the tax treatment of spouses and civil union partners, see Section 9, “What Are The Tax Considerations Associated With The Prudential Retirement Security Annuity V?”
CALCULATION OF THE DEATH BENEFIT
If the Owner dies during the accumulation period, after we receive the appropriate proof of death and any other needed documentation in Good Order (“due proof of death”), your Beneficiary will receive the Contract Value as of the date we receive due proof of death in Good Order. We require due proof of death to be submitted promptly. Due proof of death should be submitted to the Designated Record Keeper.
PAYOUT OPTIONS
The Code provides for alternative Death Benefit payment options when a contract is used as a 403(b) or other “qualified investment” that requires minimum distributions. Upon your death under a 403(b) or other “qualified investment,” the designated Beneficiary may generally elect to continue the Contract and receive required minimum distributions under the Contract, instead of receiving the Death Benefit in a single payment. The available payment options will depend on whether you die before the date required minimum distributions under the Code were to begin, whether you have named a designated Beneficiary and whether the Beneficiary is your surviving spouse. With respect to the Death Benefits paid under a contract issued to a non-ERISA 403(b) plan or an IRA, if we do not receive instructions on where to send the payment within five (5) years of the date of death, the funds will be escheated in accordance with applicable state law. For other plan types, we will follow the plan sponsor’s direction.
NOTE THAT A SURVIVING SPOUSE MAY BE ELIGIBLE TO CONTINUE THIS CONTRACT AND THE SPOUSAL BENEFIT. Also, if you elected to receive required minimum distributions under a systematic minimum distribution option, this program is discontinued upon receipt of notification of death. The final required minimum distribution must be distributed prior to establishing a beneficiary payment option for the balance of the Contract. See Section 5, “What Is The Prudential IncomeFlex Target Benefit?”
A Death Benefit Claim must be sent to the Designated Record Keeper for your plan, rather than to us. Upon receipt of due proof of death in Good Order, we will pay to the Beneficiary the Death Benefit.
The Beneficiary may, within sixty (60) days of providing due proof of death, choose to take the Death Benefit under one (1) of several Death Benefit payout options listed below.
Choice 1: Lump sum payment of the Death Benefit. If the Beneficiary does not choose a payout option within sixty (60) days, the Beneficiary will receive this payout option.
Choice 2: The payment of the entire Death Benefit by December 31st of the calendar year that contains the 10th anniversary of the date of death of the Owner.
Choice 3: Payment of the Death Benefit under an annuity or annuity settlement option over the lifetime of the Beneficiary or over a period not extending beyond the life expectancy of the Beneficiary with distribution beginning by December 31st of the year following the year of death of the Owner. This payout option is available if you have named a designated beneficiary who meets the requirements for an "eligible designated beneficiary" ("EDB"). A designated beneficiary is any individual designated as a beneficiary by the employee or IRA owner. An EDB is any designated beneficiary who is (1) your surviving spouse (2) your minor child, (3) disabled, (4) chronically ill, or (5) an individual not more than 10 years younger than you. An individual's status as an EDB is determined on the date of your death.

If death occurs before a designated Beneficiary is named and before the date required minimum distributions must begin under the Code, then Choice 3 is not a permitted payout option under the Code and you may only choose Choice 1 or Choice 2, modified to be paid out by December 31st of the calendar year that contains the 5th anniversary of the date of the death of the Owner.

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If death occurs before a designated Beneficiary is named and after the date required minimum distributions must begin under the Code, the Death Benefit must be paid out at least as rapidly as under the method then in effect. For Contracts where multiple Beneficiaries have been named and at least one (1) of the Beneficiaries does not qualify as a designated Beneficiary under the Code, and the account has not been divided into separate accounts by December 31st of the year following the year of death, such Contract is deemed to have no designated Beneficiary.

A Beneficiary has the flexibility to take out more each year than mandated under the required minimum distribution rules.
If the Beneficiary is the spouse of the Owner at the time of the Owner’s death, then the Contract will continue and the spouse will become the Owner. If the Owner’s death is prior to the date you make your election to lock in your Annual Guaranteed Withdrawal Amount under this Annuity (the “Lock-In Date”), the Income Base and Highest Birthday Value will not transfer to the spouse, rather they will be reset based on the Contract Value at the time of death. If the Owner’s death is after the Lock-In Date and the Optional Spousal Benefit was not elected, the Annual Guaranteed Withdrawal Amount will be reset to zero and Income Base will reset based on the Contract Value at the time of death. The spouse may, within sixty (60) days of providing due proof of death, elect to take the Death Benefit under any of the payout options described above.
The tax consequences to the Beneficiary vary among the three Death Benefit payout options. See Section 9, “What Are The Tax Considerations Associated With The Prudential Retirement Security Annuity V?”
Any portion of the Death Benefit not payable to a named Beneficiary must be paid out by December 31st of the calendar year that contains the 5th anniversary of the date of the Owner’s death.
Your employment based retirement plan may provide that if you are married at the time of your death, a Death Benefit will be payable to your surviving spouse in the form of a QPSA. A QPSA is an annuity for the lifetime of the Participant’s spouse in an amount which can be purchased with no less than 50% of the vested balance of the Contract Value as of the Participant’s date of death. Under ERISA, the spouse may consent to waive the pre-retirement survivor annuity benefit. Such consent must acknowledge the effect of waiving the coverage, contain the signatures of the Participant and spouse, and must be notarized or witnessed by an authorized plan representative. See “Spousal Consent Rules For Certain Retirement Plans” in Section 9, “What Are The Tax Considerations Associated With The Prudential Retirement Security Annuity V?”
Unless your retirement plan provides otherwise, a Beneficiary who elects to have a fixed-dollar annuity purchased for him may choose from among the available forms of annuity. See Section 3, “What Kind Of Payments Will I Receive During The Annuity Phase?” The Beneficiary may elect to purchase an annuity immediately or at a future date. If an election includes systematic withdrawals, the Beneficiary will have the right to terminate such withdrawals and receive the remaining balance in cash (or effect an annuity with it), or to change the frequency, size or duration of such withdrawals, subject to the minimum distribution rules. See Section 9, “What Are The Tax Considerations Associated With The Prudential Retirement Security Annuity V?” If the Beneficiary fails to make any election within any time limit prescribed by or for the retirement plan that covered the Participant, within seven days after the expiration of that time limit, we will make one lump sum cash payment to the Beneficiary. A specific Contract may provide that an annuity or other form of distribution is payable to the Beneficiary if the Beneficiary fails to make an election.
For as long as the Beneficiary remains invested in the Contract, all applicable fees and charges will continue to be assessed, including the annual charge for the IncomeFlex Target Benefit.

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5: WHAT IS THE PRUDENTIAL INCOMEFLEX TARGET BENEFIT?
The Prudential IncomeFlex Target Benefit is a standard feature of the Contract that guarantees your ability to withdraw amounts equal to a percentage of a notional value (called the “Income Base”), regardless of the impact of market performance on your Contract Value (subject to our rules regarding the timing and amount of withdrawals).
The Income Base is used to determine the amount you may withdraw each Withdrawal Period as long as you live (the “Annual Guaranteed Withdrawal Amount”). The Income Base is equal to the greater of the Highest Birthday Value (described below) or the Contract Value on the Business Day prior to your Lock-In Date. There are two (2) options – one (1) is the base benefit designed to provide an annual withdrawal amount for your life and the other is a Spousal Benefit designed to provide an annual withdrawal amount until the last to die of you and your spouse.
The base Prudential IncomeFlex Target Benefit and its daily charge apply to the Contract automatically. It cannot be terminated without ending your Contract. When deciding to purchase this Contract, you should consider the costs and benefits of this feature. Generally, this benefit may be appropriate if you intend to make periodic withdrawals from your Contract and wish to ensure that adverse market performance will not affect your ability to receive annual payments. You are not required to make withdrawals. Although you are not required to make withdrawals, you should consider that this product (including costs) is specifically designed for a person who has a need for guaranteed withdrawal or annuity benefits.
The Spousal Benefit is optional. You may elect this benefit only when you lock in your Annual Guaranteed Withdrawal Amount. While there is no additional daily charge for this benefit, you will have a lesser Annual Guaranteed Withdrawal Amount if you elect the Spousal Benefit than if you had not. Once elected, the Spousal Benefit may not be revoked, and the lesser Annual Guaranteed Withdrawal Amount will apply until your Contract ends, even if your spouse dies before you or is otherwise ineligible for the Spousal Benefit due to divorce or Beneficiary changes. For more information on the tax treatment of spouses and civil union partners, see Section 9, “What Are The Tax Considerations Associated With The Prudential Retirement Security Annuity V?”
The Prudential IncomeFlex Target Benefit is subject to certain restrictions described below.
This section continues with a description of the basic elements of the Prudential IncomeFlex Target Benefit, including the Highest Birthday Value, Income Base and Annual Guaranteed Withdrawal Amount. Next, this section covers withdrawals, the optional Spousal Benefit, Step-Ups and other special considerations with the Prudential IncomeFlex Target Benefit.
HIGHEST BIRTHDAY VALUE
The Highest Birthday Value equals the Contract Value on the Contract Date. The Highest Birthday Value will then equal the greater of the initial highest Birthday Value and the highest Contract Value attained on each Birthday, until the Lock-In Date. Until the Lock-In Date, the Highest Birthday Value attained is also increased by the amount of subsequent Purchase Payments made.
Withdrawals prior to the Lock-In Date reduce your Highest Birthday Value proportionately. Each withdrawal reduces the Highest Birthday Value by the percentage equivalent of the ratio of (a) the amount of the withdrawal, to (b) the Contract Value (before the Contract Value is reduced by the amount of the withdrawal) as described immediately below.
Example –  Proportional Reduction of Highest Birthday Value

■ Contract Value:	$100,000
■ Withdrawal amount:	$10,000
■ Ratio of withdrawal to Contract Value ($10,000/$100,000):	10%
■ Highest Birthday Value:	$120,000
■ Highest Birthday Value reduced by 10%, or	$12,000
■ Adjusted Highest Birthday Value:	$108,000
INCOME BASE
The Income Base is used to determine the Annual Guaranteed Withdrawal Amount. On the Lock-In Date, your Income Base is equal to the greater of: (A) the Highest Birthday Value or (B) the Contract Value when you lock in your Annual Guaranteed Withdrawal Amount (that is, the Contract Value on the Business Day prior to the Lock-In Date). Thereafter, your Income Base may increase or decrease resulting from additional Purchase Payments, Withdrawals and/or Step-Up Amounts, as more fully discussed below. Prior to the Lock-In Date, it equals your Highest Birthday Value and is only determined for reference. In no event shall the Income Base exceed $5,000,000. We reserve the right to increase this maximum.

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ANNUAL GUARANTEED WITHDRAWAL AMOUNT
The Annual Guaranteed Withdrawal Amount is the amount we guarantee that you may withdraw from the Contract each Withdrawal Period for your life, regardless of the impact of market performance on your Contract Value. The Annual Guaranteed Withdrawal Amount is subject to our rules regarding the timing and amount of withdrawals. In no event shall the Annual Guaranteed Withdrawal Amount under this Contract exceed $287,500. We reserve the right to increase this maximum.

The Income Base is not a cash amount that you can withdraw from your Contract. Rather, on your Lock-In Date, we apply the applicable Guaranteed Withdrawal Percentage to the Income Base to determine your initial Annual Guaranteed Withdrawal Amount. The percentages that will be applied to the Income Base are set forth in the chart below. You may not lock in an Annual Guaranteed Withdrawal Amount that is less than $250. Thus, your Income Base, when multiplied by the Guaranteed Withdrawal Percentage applicable to you based on your age (or the age of the younger spouse for the Spousal Benefit) must produce an Annual Guaranteed Withdrawal Amount of at least $250 in order for you to have any available Annual Guaranteed Withdrawal Amount. If you cannot meet the $250 Annual Guaranteed Withdrawal Amount minimum, you will have paid fees for the IncomeFlex Target Benefit without being able to derive any withdrawal benefits. In the table below, we also depict the minimum Income Base needed for each age band in order for you to realize an Annual Guaranteed Withdrawal Amount.
Before purchasing the Contract, you should consider the description of Income Base above to determine your ability to lock in guaranteed withdrawals. Your ability to lock in the Prudential IncomeFlex Target Benefit is subject to certain conditions, and thus is not guaranteed.
Your initial Annual Guaranteed Withdrawal Amount under this Contract will be determined on your Lock-In Date by applying the applicable Guaranteed Withdrawal Percentage to the Income Base. The percentages that will be applied to the Income Base are set forth in the chart below. You must attain age 55 to elect a Lock-In Date. If you elect the Spousal Benefit, the age of the younger of you and your spouse would be used to determine the applicable percentage.

Age at Lock-In	Single Life	Spousal Benefit (using age of younger spouse)	Income Base Needed to Produce $250 Minimum Annual Guaranteed Withdrawal Amount – Single Life	Income Base Needed to Produce $250 Minimum Annual Guaranteed Withdrawal Amount – Spousal
55-64	4.75%	4.25%	$5,263.16	$5,882.35
65-69	5.50%	5.00%	$4,545.45	$5,000.00
70+	6.25%	5.75%	$4,000.00	$4,347.83
If your Lock-In Date is not your Birthday, then the Annual Guaranteed Withdrawal Amount available between the Lock-In Date and your next Birthday will be prorated by the ratio of (i) the number of days remaining in the Withdrawal Period and (ii) 365 days. In other words, the Annual Guaranteed Withdrawal Amount during the Withdrawal Period you lock in guaranteed withdrawals will be reduced proportionately if that year is a partial year. This adjustment in the first Withdrawal Period will not reduce the Annual Guaranteed Withdrawal Amount in future Withdrawal Periods.
You can increase your Annual Guaranteed Withdrawal Amount by making subsequent Purchase Payments after your Lock-In Date. Your Income Base will increase by the amount of subsequent Purchase Payments. Thus, your Annual Guaranteed Withdrawal Amount will increase by an amount determined by applying the applicable Guaranteed Withdrawal Percentage to the amount of the increase to the Income Base (the subsequent Purchase Payment amount). We will add the increase to your Income Base, which will affect your Annual Guaranteed Withdrawal Amount, on the day you make the Purchase Payment, subject to the following:

•
During the Withdrawal Period you lock in guaranteed withdrawals, any increase to the Annual Guaranteed Withdrawal Amount available between the date of the Purchase Payment and your next Birthday will be prorated by the ratio of (i) the number of days remaining in the Withdrawal Period and (ii) 365 days. In other words, the increase to the Annual Guaranteed Withdrawal Amount during the Withdrawal Period you lock in guaranteed withdrawals will be reduced proportionately for the partial year remaining after the Purchase Payment is made. This adjustment in the initial Withdrawal Period will not reduce the Annual Guaranteed Withdrawal Amount in future Withdrawal Periods.

•
If the Purchase Payment is made after a withdrawal in a Withdrawal Period in excess of the Annual Guaranteed Withdrawal Amount, (an “Excess Withdrawal), then the increase will not apply until the next Withdrawal Period.

Your Income Base and resultant Annual Guaranteed Withdrawal Amount may also increase for Step-Ups (described below under “Increase Of Income Base And Annual Guaranteed Withdrawal Amount – Step-Up”). If you wish to elect the optional Spousal Benefit, then the Annual Guaranteed Withdrawal Amount availability (minimum age of 55), initial amount, and increases due to subsequent Purchase Payments will all be based on the age of the younger of you and your spouse.

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Example – Calculation of Annual Guaranteed Withdrawal Amount – Participant Age 58 (No Spousal Benefit Elected)

Participant age:	58
Contract Value as of prior Business Day:	$80,000
Highest Birthday Value (HBV):	$100,000
Income Base (on Lock-In Date):	$100,000	(greater of Contract Value and HBV)
Guaranteed Annual Withdrawal Amount:	$4,750	(4.75% of Income Base)

Future Purchase Payments: For each dollar of future Purchase Payments, the Guaranteed Annual Withdrawal Amount increases $0.0475 (or 4.75% of Purchase Payment). For example, a $1,000 Purchase Payment would increase the Annual Guaranteed Withdrawal Amount by $47.50, to $4,797.50.
Example –  Calculation of Annual Guaranteed Withdrawal Amount – Participant Age 66 (No Spousal Benefit Elected)

Participant age:	66
Contract Value as of prior Business Day:	$80,000
Highest Birthday Value (HBV):	$100,000
Income Base (on Lock-In Date):	$100,000	(greater of Contract Value and HBV)
Guaranteed Annual Withdrawal Amount:	$5,500	(5.50% of Income Base)
Future Purchase Payments: For each dollar of future Purchase Payments, the Guaranteed Annual Withdrawal Amount increases $0.055 (or 5.5% of Purchase Payment). For example, a $1,000 Purchase Payment would increase the Annual Guaranteed Withdrawal Amount by $55, to $5,555.
Example –  Calculation of Annual Guaranteed Withdrawal Amount – Participant Age 71 (No Spousal Benefit Elected)

Participant age:	71
Contract Value as of prior Business Day:	$80,000
Highest Birthday Value (HBV):	$100,000
Income Base (on Lock-In Date):	$100,000	(greater of Contract Value and HBV)
Guaranteed Annual Withdrawal Amount:	$6,250	(6.25% of Income Base)
Future Purchase Payments: For each dollar of future Purchase Payments, Guaranteed Annual Withdrawal Amount increases $0.0625 (or 6.25% of Purchase Payment). For example, a $1,000 Purchase Payment would increase the Annual Guaranteed Withdrawal Amount by $62.50, to $6,312.50.
SPOUSAL BENEFIT
With the optional Spousal Benefit, the Annual Guaranteed Withdrawal Amount continues to be available until the later death of you and your spouse or civil union partner. You make an irrevocable choice whether or not to elect the Spousal Benefit at the Lock-In Date. The Spousal Benefit extends only to the person you are legally married to on the Lock-In Date. Before you can make this election, you must provide us with due proof of marriage or civil union and your spouse’s or partner’s date of birth in a form acceptable to us. You may not add or remove the Spousal Benefit after the Lock-In Date. For more information on the tax treatment of spouses and civil union partners, see Section 9, “What Are The Tax Considerations Associated With The Prudential Retirement Security Annuity V?” Both you and your spouse must attain age 55 to lock in your guaranteed withdrawals with the Spousal Benefit. The age of the younger spouse is used to determine the amount of the Annual Guaranteed Withdrawal Amount. Therefore, the Annual Guaranteed Withdrawal Amount will be the product of the applicable Guaranteed Withdrawal Percentage (indicated in the chart above) and the Income Base.
While there is no additional daily charge for this benefit, if you elect the Spousal Benefit you will have a lesser Annual Guaranteed Withdrawal Amount, based on the lesser Guaranteed Withdrawal Percentages, than if you had not elected it.
The Spousal Benefit requires the same person to be both your spouse and sole Beneficiary of both this Contract and the retirement plan it funds when you elect the benefit and when you die. If spousal consent rules apply to the retirement plan in which you participate, spousal consent may be necessary in order for you, or your surviving spouse, to take withdrawals from the Contract under the IncomeFlex Target Benefit, and avoid payment of your plan interest in the form of a QJSA or QPSA. See “Other Important Considerations” in this Section 5 and “Spousal Consent Rules For Certain Retirement Plans” in Section 9, “What Are The Tax Considerations Associated With

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The Prudential Retirement Security Annuity V?” Once elected, the Spousal Benefit may not be “transferred” to a new spouse due to divorce, your spouse’s death or any other reason. The Spousal Benefit is irrevocable. Once elected, the lesser Annual Guaranteed Withdrawal Amount based on the lesser Guaranteed Withdrawal Percentages will continue to apply until your Contract ends.
After your death, the IncomeFlex Spousal Benefit will continue to be paid until the death of your surviving spouse. You (during your lifetime) and your surviving spouse (after your death) may make additional Purchase Payments subject to the Guaranteed Withdrawal Percentage on the Lock-In Date. Any additional Purchase Payments made by you or your surviving spouse will increase the Annual Guaranteed Withdrawal Amount by the applicable Guaranteed Withdrawal Percentage applied to the additional Purchase Payment.

Example – Calculation of Annual Guaranteed Withdrawal Amount with Spousal Benefit – Younger Spouse Age 56

Your age:	58
Spouse age:	56
Contract Value as of prior Business Day:	$80,000
Highest Birthday Value (HBV):	$100,000
Income Base (Lock-In Date):	$100,000	(greater of Contract Value or HBV)
Annual Guaranteed Withdrawal Amount:	$4,250	(4.25% of Income Base)
Future Purchase Payments: For each dollar of future Purchase Payments, the Guaranteed Annual Withdrawal Amount increases $0.0425 (or 4.25% of Purchase Payment). For example, a $1,000 Purchase Payment would increase the Annual Guaranteed Withdrawal Amount by $42.50, to $4,292.50.
Example –  Calculation of Annual Guaranteed Withdrawal Amount with Spousal Benefit – Younger Spouse Age 65

Your age:	66
Spouse age:	65
Contract Value as of prior Business Day:	$80,000
Highest Birthday Value (HBV):	$100,000
Income Base (Lock-In Date):	$100,000	(greater of Contract Value or HBV)
Annual Guaranteed Withdrawal Amount:	$5,000	(5% of Income Base)
Future Purchase Payments: For each dollar of future Purchase Payments, Annual Guaranteed Withdrawal Amount increases $0.05 (or 5% of Purchase Payment). For example, a $1,000 Purchase Payment would increase the Annual Guaranteed Withdrawal Amount by $50.00, to $5,050.00.
Example –  Calculation of Annual Guaranteed Withdrawal Amount with Spousal Benefit – Younger Spouse Age 65

Your age:	71
Spouse age:	65
Contract Value as of prior Business Day:	$80,000
Highest Birthday Value (HBV):	$100,000
Income Base (Lock-In Date):	$100,000	(greater of Contract Value or HBV)
Annual Guaranteed Withdrawal Amount:	$5,000	(5% of Income Base)

SURVIVING SPOUSE – DEATH PRIOR TO LOCK-IN DATE OR AFTER LOCK-IN DATE WITHOUT ELECTION OF SPOUSAL BENEFIT
If you purchase this Contract and die before the Lock-In Date, or after the Lock-In Date but without having elected the Spousal Benefit, then your surviving spouse may continue this Contract and the Prudential IncomeFlex Target Benefit, to the extent permitted by the Code and, your retirement plan, if your surviving spouse is your Beneficiary under the Contract and your retirement plan.

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Continuation of the Prudential IncomeFlex Target Benefit under this Contract is subject to the following:

•	Your Income Base and Highest Birthday Value will not transfer to your surviving spouse. Rather, they will be reset based on the Contract Value at the time of your death.

•	The birthday of your surviving spouse will be used to determine:

•	the Highest Birthday Values under this Contract;

•	the Withdrawal Period for Annual Guaranteed Withdrawal Amounts;

•	the availability and amount of Step-Ups.

•
At the Lock-In Date, the age of your surviving spouse will be used to determine the availability and amount of the Annual Guaranteed Withdrawal Amount, as well as increases due to subsequent Purchase Payments.

•
If your surviving spouse remarries, he or she (1) will continue to be eligible to receive the Annual Guaranteed Withdrawal Amount, and (2) may elect the Spousal Benefit at the time of his or her Lock-In Date to extend the Annual Guaranteed Withdrawal Amount for the life of a new spouse.

WITHDRAWALS UNDER THE PRUDENTIAL INCOMEFLEX TARGET BENEFIT
The Prudential IncomeFlex Target Benefit guarantees, provided certain conditions are met, your ability to withdraw from the Contract an amount equal to the Annual Guaranteed Withdrawal Amount each Withdrawal Period for your lifetime (or the lifetimes of you and your spouse, if the Spousal Benefit is elected). With the optional Spousal Benefit, the Annual Guaranteed Withdrawal Amount continues to be available until the later death of you and your spouse or civil union partner. You make an irrevocable choice whether or not to elect the Spousal Benefit at the Lock-In Date.

The Prudential IncomeFlex Target Benefit does not limit your ability to request withdrawals that exceed the Annual Guaranteed Withdrawal Amount. However, you should carefully consider any withdrawal that negatively affects the Annual Guaranteed Withdrawal Amount given the costs associated with this Benefit.
If, cumulatively, you withdraw an amount less than the Annual Guaranteed Withdrawal Amount in any Withdrawal Period, the unused portion will expire and will not carry-over to subsequent Withdrawal Periods. If your cumulative withdrawals in a Withdrawal Period are less than or equal to the Annual Guaranteed Withdrawal Amount, then the withdrawals will not reduce your Annual Guaranteed Withdrawal Amount in subsequent Withdrawal Periods.
Cumulative withdrawals in a Withdrawal Period that are in excess of the Annual Guaranteed Withdrawal Amount are considered Excess Withdrawals. If you make Excess Withdrawals, then your Income Base will be reduced proportionately, thus reducing your Annual Guaranteed Withdrawal Amount in subsequent years (except with regard to certain required minimum distributions described below under “Excess Withdrawals – Required Minimum Distributions”). This means your Income Base and thus your Annual Guaranteed Withdrawal Amount will be reduced by a percentage determined by the ratio of: (a) the amount of the Excess Withdrawal, to (b) the Contract Value immediately prior to such withdrawal (see examples of this calculation below). We will determine whether you have made an Excess Withdrawal at the time of each withdrawal. Therefore, a subsequent increase in the Annual Guaranteed Withdrawal Amount will not offset the effect of an earlier Excess Withdrawal.
Withdrawal for Plan Expenses. Your plan may assess plan charges to pay for certain expenses of the plan. Your plan may authorize and direct PRIAC to withdraw amounts from your Contract Value to pay such plan expenses by selling units of the Separate Account.
Certain employment based retirement plans may provide for employer contributions subject to a vesting schedule. Forfeiture of any unvested amounts are withdrawals for purposes of the Prudential IncomeFlex Target Benefit. Therefore, the forfeiture of any unvested amounts before your Lock-In Date will reduce your Highest Birthday Value. Any unvested amounts forfeited after your Lock-In Date will be included with other cumulative withdrawals in a Withdrawal Period to determine Excess Withdrawals.
Examples – Impact of Withdrawals on Annual Guaranteed Withdrawal Amount
The examples below assume the following (the values set forth are purely hypothetical and do not reflect charges):

Income Base:	$200,000
Guaranteed Withdrawal Percentage:	5.50%
Annual Guaranteed Withdrawal Amount:	$ 11,000
Withdrawal Period:	May 11, 2018 through May 10, 2019
Contract Value prior to withdrawal on June 13, 2018 (date of first withdrawal)	$160,000
Contract Value prior to withdrawal on July 13, 2018 (date of second withdrawal)	$149,000

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Example 1 - Not an Excess Withdrawal (Amounts less than or equal to Annual Guaranteed Withdrawal Amount)
If $10,000 is withdrawn on June 13, 2018, then the following values would result:

•	Contract Value immediately prior to withdrawal = $160,000

•	Contract Value after withdrawal = $160,000 – $10,000 = $150,000

•	Remaining Annual Guaranteed Withdrawal Amount for current Withdrawal Period = $11,000 – $10,000 = $1,000

•	Annual Withdrawal Amount for future Withdrawal Periods remains $11,000

•	Income Base remains $200,000
If an additional $1,000 is withdrawn on July 13, 2018, then the following values would result:

•	Contract Value immediately prior to withdrawal (reflecting $1,000 market decrease from June 13, 2018) = $149,000

•	Contract Value after withdrawal = $149,000 – $1,000 = $148,000

•	Remaining Annual Guaranteed Withdrawal Amount for current Withdrawal Period = $0

•	Annual Guaranteed Withdrawal Amount for future Withdrawal Periods remains $11,000

•	Income Base remains $200,000
Example 2 - An Excess Withdrawal (Amount exceeds Annual Guaranteed Withdrawal Amount)
If $10,000 is withdrawn on June 13, 2018, then the following values would result:

•	Contract Value = $160,000 – $10,000 = $150,000

•	Remaining Annual Guaranteed Withdrawal Amount for current Withdrawal Period = $11,000 – $10,000 = $1,000

•	Annual Guaranteed Withdrawal Amount for future Withdrawal Periods remains $11,000

•	Income Base remains $200,000
If an additional $12,000 is withdrawn on July 13, 2018, then the following values would result:

•	Contract Value immediately prior to withdrawal (reflecting a $1,000 market decrease from June 13, 2018) = $149,000

•	Amount of Excess Withdrawal (withdrawal amount in excess of remaining Annual Guaranteed Withdrawal Amount) = $12,000 – $1,000 = $11,000

•	Contract Value after guaranteed portion of withdrawal = $149,000 – $1,000 = $148,000

•	Remaining Annual Guaranteed Withdrawal Amount for current Withdrawal Period = $0

•	Amount of reduction to Annual Guaranteed Withdrawal Amount = Excess Withdrawal ÷ Contract Value before Excess Withdrawal × Annual Withdrawal Amount = ($11,000 ÷ $148,000) × ($11,000) = $817.57

•	Annual Guaranteed Withdrawal Amount for future Withdrawal Periods = $11,000 – $817.57 = $10,182.43

•
Income Base is reduced by the same proportion as the reduction to Annual Guaranteed Withdrawal Amount. Reduction to Income Base = ($11,000 ÷ $148,000) × ($200,000) = $14,864.86. New Income Base = $200,000 – $14,864.86 = $185.135.14

•	Contract Value immediately after the Excess Withdrawal = $148,000 – $11,000 = $137,000
EXCESS WITHDRAWALS – REQUIRED MINIMUM DISTRIBUTIONS
You may be required to withdraw more than your Annual Guaranteed Withdrawal Amount to satisfy required minimum distribution requirements under the Code (“RMD Requirements”). These withdrawals will not be treated as Excess Withdrawals, subject to the requirements that follow. As of the last Business Day in each calendar year (each a “RMD Calculation Date”), we will determine the amount you would need to take as a withdrawal to comply with the RMD Requirements during the next calendar year (each a “RMD Payment Year”). This determination is based solely on the sum of the Contract Value and the net actuarial value of our guarantees under the Prudential IncomeFlex Target Benefit on the RMD Calculation Date.
If the amount determined on the RMD Calculation Date is for an eligible spouse, the amount will be based on the assumption that the eligible spouse is a “spouse” for purposes of federal law. For more information, see Section 9, “What Are The Tax Considerations Associated With The Prudential Retirement Security Annuity V?” Please consult with your tax or legal advisor before electing the Spousal Benefit for a civil union partner.
If the required minimum distribution (RMD) amount determined using these assumptions exceeds the Annual Guaranteed Withdrawal Amount on the RMD Calculation Date, then the difference between such RMD amount and the Annual Guaranteed Withdrawal Amount shall be the “RMD Value.” Withdrawals taken in the RMD Payment Year that would otherwise be Excess Withdrawals, shall be treated as Excess Withdrawals only to the extent they exceed the sum of the Annual Guaranteed Withdrawal Amount and the RMD Value. Any RMD Value remaining at the end of each RMD Payment Year shall expire and not increase the RMD Value in any subsequent RMD Payment Year.

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Example –  Treatment of Withdrawals Related to Required Minimum Distributions

Withdrawal Period	May 11, 2018 through May 10, 2019
Contract Value on April 11, 2018	$160,000
Contract Value on May 11, 2018	$146,000
Annual Guaranteed Withdrawal Amount	$ 10,000
Required Minimum Distribution Amount	$ 14,000	(for calendar year 2018)
RMD Value	$ 4,000	(for calendar year 2018)
Example 1 - Not an Excess Withdrawal (Withdrawal of the Annual Guaranteed Withdrawal Amount plus the RMD Value)
If $14,000 is withdrawn on April 11, 2018, then the following values would result:

•	$10,000 applied against the Remaining Guaranteed Withdrawal Amount

•	$4,000 applied against the RMD Value

•	Contract Value = $160,000 – $14,000 = $146,000

•	Annual Guaranteed Withdrawal Amount for future Withdrawal Periods remains $10,000
If an additional $10,000 is withdrawn on May 11, 2018, then the following values would result:

•	Remaining Annual Guaranteed Withdrawal Amount for the current year = $10,000 – $10,000 = $0

•	Annual Guaranteed Withdrawal Amount for future Withdrawal Periods remains $10,000

•	Contract Value = $146,000 – $10,000 = $136,000
Example 2 - An Excess Withdrawal (Withdrawal of an Amount Greater than the Annual Guaranteed Withdrawal Amount plus the RMD Value)
If $20,000 is withdrawn on April 11, 2018, then the following values would result:

•	$10,000 applied against the Remaining Guaranteed Withdrawal Amount

•	$4,000 applied against the RMD Value

•	$6,000 counts as an Excess Withdrawal

•	Reduction of Annual Guaranteed Withdrawal Amount = Excess Withdrawal ÷ Contract Value before Excess Withdrawal × Annual Guaranteed Withdrawal Amount = $6,000 ÷ $146,000 × $10,000 = $410.96

•	Annual Guaranteed Withdrawal Amount for future Withdrawal Periods = $10,000 – $410.96 = $9,589.04

•	Contract Value = $160,000 – $20,000 = $140,000
INCREASE OF INCOME BASE AND ANNUAL GUARANTEED WITHDRAWAL AMOUNT – STEP-UP
Your Annual Guaranteed Withdrawal Amount may increase due to positive market performance in your Variable Investment Option. On each Birthday after Lock-In, any Step-Up Amount, which represents any excess of the Contract Value over the Income Base, may increase the Income Base. If the Income Base is increased by the Step-Up Amount, then your Annual Guaranteed Withdrawal Amount immediately will increase by the amount equal to the product of (a) the Guaranteed Withdrawal Percentage, and (b) the amount of the increase in the Income Base. You may withdraw the additional Annual Guaranteed Withdrawal Amount in the Withdrawal Period during which the increase occurs, but you are not required to do so.
The Income Base will increase by effect of the Step-Up Amount automatically, unless we increase the charge for the Prudential IncomeFlex Target Benefit. If we increase the charge and you become eligible for a Step-Up, then you must choose whether or not to accept the increased charge. If you accept it, then the Income Base will increase by the amount of the Step-Up Amount and the higher charge will apply to the entire Contract Value, unless you affirmatively elect otherwise pursuant to the next paragraph.
We will provide you with ninety (90) days notice that you are eligible for an increase in your Income Base and that by accepting the increase you will become subject to an increased Prudential IncomeFlex Target Benefit charge on the entire Contract Value. Unless you notify us in writing by the end of the ninety (90) day period that you reject the increase of your Income Base resulting from the Step-Up Amount, we will consider you to have accepted the Step-Up Amount and the resultant increased charge. Any such increase in the Prudential IncomeFlex Target Benefit charge would be subject to the maximum charge limit set forth in the “Summary of Contract Expenses.” If you reject an increase in your Income Base, your rejection will be effective for that year only. Your rejection of the Step-Up Amount does not affect your eligibility for subsequent Step-Up Amounts.

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Example – Step Up Calculation

Birthday	May 11
Annual Guaranteed Withdrawal Amount	$ 5,000
Contract Value as of May 10, 2018	$100,000
Guaranteed Withdrawal Percentage	5.5%

•	Step-Up Value = $100,000 × 5.5% = $5,500

•	Step-Up Value > Annual Guaranteed Withdrawal Amount ($5,500 > $5,000)

•	Annual Guaranteed Withdrawal Amount for future Withdrawal Periods = $5,500
GUARANTEES UNDER THE INCOMEFLEX TARGET BENEFIT

•
If your Contract Value equals zero and your Annual Guaranteed Withdrawal Amount is greater than zero, we will pay you the Annual Guaranteed Withdrawal Amount in quarterly installments, unless you request another payment frequency.

•	When the Contract Value equals zero, we will no longer accept Purchase Payments under the Contract.
OTHER IMPORTANT CONSIDERATIONS

•
Withdrawals under Prudential IncomeFlex Target Benefit are subject to the terms of your retirement plan as applicable. If spousal consent rules apply to the retirement plan in which you participate, spousal consent may be necessary in order for you, or your surviving spouse, to take withdrawals from the Contract of the Annual Guaranteed Withdrawal Amount and avoid payment of your plan interest in the form of a QJSA or QPSA. See “Spousal Consent Rules For Certain Retirement Plans” in Section 9, “What Are The Tax Considerations Associated With The Prudential Retirement Security Annuity V?” If spousal consent is not obtained, you or your surviving spouse, will not be able to take withdrawals from the Contract of the Annual Guaranteed Withdrawal Amount and your plan interest will instead be paid in the form of a QJSA or QPSA. Before investing, you should carefully consider that spousal consent rules of the Code or plan may prevent you, or your surviving spouse, from taking withdrawals from the Contract of the Annual Guaranteed Withdrawal Amount if spousal consent cannot be obtained.

•
Withdrawals made while Prudential IncomeFlex Target Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Contract. The Prudential IncomeFlex Target Benefit does not directly affect the Contract Value or surrender value, but any withdrawal will decrease the Contract Value by the amount of the withdrawal. If you surrender your interest in the Contract, you will receive the current Contract Value, not the Income Base or Annual Guaranteed Withdrawal Amount.

•
The Prudential IncomeFlex Target Benefit is a standard feature of the Contract that guarantees your ability to withdraw amounts equal to a percentage of a notional income base. The IncomeFlex Target Benefit may not be appropriate for you if you are interested in maximizing the potential for long-term accumulation and tax deferral, rather than taking current withdrawals and ensuring a stream of income for life.

•
We impose a charge for the IncomeFlex Target Benefit, which you will begin paying as soon as you buy the Contract, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals.

•
You should consider carefully when to begin taking your Annual Guaranteed Withdrawal Amount withdrawals under the IncomeFlex Target Benefit. If you begin taking withdrawals as soon as the benefit allows, you may maximize the time during which you may take withdrawals due to longer life expectancy (although in general, the younger you are, the lower the Guaranteed Withdrawal Percentage that is applied to the Income Base).

•
Note that withdrawals are taken from your own Contract Value – we are only required to start using our own money to pay you the Annual Guaranteed Withdrawal Amount when and if your Contract Value is reduced to zero (so long as Excess Withdrawals have not reduced your Annual Guaranteed Withdrawal Amount to zero).

TERMINATION OF INCOMEFLEX TARGET BENEFIT AND WAITING PERIOD
Subject to the terms of your retirement plan, if applicable, you may terminate the Prudential IncomeFlex Target Benefit by surrendering your interest in the Contract. If you terminate the Prudential IncomeFlex Target Benefit, any guarantee provided by the benefit will end as of the date the termination is effective.
Prudential IncomeFlex Target Benefit terminates:

•	upon an Excess Withdrawal that causes the Contract Value to be zero;

•	upon the surrender of your interest in the Contract;

•	upon your death (or the death of you and your spouse, if the Spousal Benefit was elected);

•	upon a change in ownership of the Contract that changes the tax identification number of the Contract Owner other than in connection with a Spousal Benefit; or

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•	upon your election to begin receiving Annuity Payments.
Under certain Contracts funding employment based retirement plans, the Plan Contract Holder may exercise certain rights under the Contract, including discontinuance of employee contributions to the Contract, termination of the Contract, termination of the retirement plan and/or transfer of assets to an alternate investment or funding vehicle. Any such exercise of rights by a Plan Contract Holder may reduce or eliminate Prudential IncomeFlex Target Benefit guarantees.
We cease imposing the charge for Prudential IncomeFlex Target Benefit upon the effective date of the benefit termination for the events described above.
While you may terminate the IncomeFlex Target Benefit at any time, we may not terminate the benefit other than in the circumstances listed above. However, to the extent permitted by applicable law, we may stop offering the Prudential IncomeFlex Target Benefit by refusing new Purchase Payments, or we may increase related charges for new Purchase Payments and Step-Up transactions at any time in the future.
Currently, if you terminate the Prudential IncomeFlex Target Benefit, you will only be permitted to re-elect the benefit in another of our contracts after ninety (90) calendar days from the date the benefit was last terminated.

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6: HOW CAN I PURCHASE THE PRUDENTIAL RETIREMENT SECURITY ANNUITY V?
PURCHASE PAYMENTS
The initial Purchase Payment is the amount of money you give us to invest in the Contract. Our prior approval for any initial and/or additional Purchase Payment of $1 million or more is required, unless we are prohibited under applicable state law from insisting on such prior approval. With some restrictions, you can make additional Purchase Payments of no less than $50 at any time during the Accumulation Phase. Currently, we waive this minimum Purchase Payment requirement, but may impose it at any time in the future.
Currently, our prior approval is required to make maximum aggregate Purchase Payments in excess of $2 million unless we are prohibited under applicable state law from insisting on such prior approval. We limit the maximum total Purchase Payments in any Contract year other than the first to $1 million absent our prior approval. Depending on applicable state law, other limits may apply.
Absent our prior approval, we may suspend your ability to make additional Purchase Payments during the time period that begins with either of the following: (a) the date of an Excess Withdrawal or (b) any withdrawal before the Lock-In Date. The length of the suspension period is at our discretion. However, in applying any such suspension, we will not discriminate unfairly against any Participant, nor will the length of any suspension exceed ninety (90) days. This restriction does not apply to additional Purchase Payments made through payroll deductions or scheduled loan repayments, if applicable. This restriction does apply to rollover transactions and lump sum loan repayments.
DISCONTINUANCE OF CONTRIBUTIONS
If allowed under applicable law, we reserve the right in the future to cease permitting additional Purchase Payments. We will exercise the reservation of such right for all annuity purchasers in the same class in a non-discriminatory manner.
By notifying PRIAC, a Plan Contract Holder who makes contributions on behalf of eligible employees or members generally may discontinue contributions on behalf of all eligible employees or members under a Contract.
ALLOCATION OF PURCHASE PAYMENTS
If your initial Purchase Payment is received in Good Order by the Designated Record Keeper on a given Business Day, it will be priced as of that Business Day. If your initial Purchase Payment is not in Good Order when received by the Designated Record Keeper, the Designated Record Keeper will allocate the initial Purchase Payment to the plan’s designated default investment option, while it seeks to obtain the required information. During the time period in which your initial Purchase Payment is allocated to that default investment option, you will not be invested in the Contract. Depending on the characteristics of your retirement plan’s default investment option, you may experience a gain or loss on money allocated to that option.
When you make an additional Purchase Payment under this Contract, it will be allocated to the Variable Investment Option, as of the Business Day that the Purchase Payment was received in Good Order by the Designated Record Keeper. Please see “Designated Record Keeper” in Section 10, “Other Information.”
At our discretion, we may give initial and subsequent Purchase Payments (as well as transfers) received in Good Order by certain broker-dealers, or record keepers administering employment based retirement plans, prior to the close of a Business Day the same treatment as they would have received had they been received at the same time at the Prudential Retirement Service Center. Any such arrangements would be governed by the terms and conditions of a written agreement between us and the broker-dealer or record keeper.
CALCULATING CONTRACT VALUE
The value of your Contract will go up or down depending on the investment performance of the Variable Investment Option. To determine the value of your Contract, we use a unit of measure called an Accumulation Unit. An Accumulation Unit works like a share of a mutual fund.
Every day we determine the value of an Accumulation Unit for the Variable Investment Option. We do this by:

1)	Adding up the total amount of money allocated to the investment option;

2)	Subtracting from that amount insurance charges and any other applicable charges such as for taxes; and

3)	Dividing this amount by the number of outstanding Accumulation Units.

When you make a Purchase Payment to a Variable Investment Option, we credit your Contract investment with Accumulation Units of the Sub-account or Sub-accounts for the investment options you choose. The number of Accumulation Units credited to your Contract investment is determined by dividing the amount of the Purchase Payment allocated to an investment option by the Accumulation Unit

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Value of the Accumulation Unit for that investment option. We calculate the Accumulation Unit Value for each investment option after the New York Stock Exchange closes each day and then credit your Contract.

When you make a withdrawal to a Variable Investment Option, we debit your Contract with Accumulation Units of the Sub-account for the investment options you choose. The number of Accumulation Units debited to your Contract is determined by dividing the amount of the withdrawal allocated to an investment option by the Accumulation Unit Value of the Accumulation Unit for that investment option. We calculate the Accumulation Unit Value for the investment option after the New York Stock Exchange closes each day and then debit your Contract. The value of the Accumulation Units can increase, decrease, or remain the same from day to day.
We cannot guarantee that your Contract Value will increase or that it will not fall below the amount of your total Purchase Payments.

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7: WHAT ARE THE EXPENSES ASSOCIATED WITH THE PRUDENTIAL RETIREMENT SECURITY ANNUITY V?
There are charges and other expenses associated with the Contract that reduce the return on your investment. These charges and expenses are described below.
CHARGES IN GENERAL
This section describes the types of charges you may pay while you own this Contract, including the current and maximum allowable charges under the Contract. The current charges may vary by plan, and can be changed. Although a particular current charge can increase or decrease, it can never exceed the maximum charge amount. Additionally, the Company is not prohibited from increasing a charge (up to the maximum charge), simply because a particular charge is currently set at zero.
The charges under the Contract are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the Contract. They are also designed, in the aggregate, to compensate us for the risks of loss we assume pursuant to the Contract. If, as we expect, the charges that we collect from the Contract exceed our total costs in connection with the Contract, we will earn a profit. Otherwise, we will incur a loss. The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In most cases, this prospectus identifies such expenses or risks in the name of the charge; however, the fact that any charge bears the name of, or is designed primarily to defray a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk. Nor does it mean that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the Contract. We may reduce stated fees under particular contracts as to which, due to economies of scale and other factors, our administrative costs are reduced.
INSURANCE AND ADMINISTRATIVE CHARGES
Each day we make a deduction for the insurance and administrative charges. These charges cover our expenses for mortality and expense risk, administration, marketing and distribution. The mortality risk portion of the charge is for assuming the risk that the Annuitant(s) will live longer than expected based on our life expectancy tables. When this happens, we pay a greater number of Annuity Payments. The expense risk portion of the charge is for assuming the risk that the current charges will be insufficient in the future to cover the cost of administering the Contract. There is also an administrative expense component of the overall 0.10% charge. That administrative expense charge is assessed in recognition of the administrative services provided to your plan by the Designated Record Keeper, and as such, we pay that charge to the Designated Record Keeper.
The insurance and administrative charge equals, on an annual basis, the following percentages of the daily Contract Value:

	Current	Maximum
Insurance and Administrative Charge	0.10%	1.50%
While we presently charge the percentage amount reflected in the “Current” column above, we have the right to increase this charge up to the percentage amount reflected in the “Maximum” column above. We will give you written notice before increasing this charge.
PRUDENTIAL INCOMEFLEX TARGET BENEFIT CHARGES
In addition to the current insurance and administrative charge, each day we make a deduction for the charges associated with the Prudential IncomeFlex Target Benefit.
The IncomeFlex Target Benefit charge equals, on an annual basis, the following percentages of daily Contract Value:

	Current	Maximum
IncomeFlex Target Benefit	1.20%	1.80%
While we presently charge the percentage amount reflected in the “Current” column above, we have the right to increase this charge up to the percentage amount reflected in the “Maximum” column above, but we have no current intention to do so.
Any increase in these IncomeFlex Target Benefit charges would apply only to new Purchase Payments and Step-Up transactions after the effective date of the increase. Please see “Increase Of Income Base And Annual Guaranteed Withdrawal Amount – Step-Up” in Section 5, “What Is The Prudential IncomeFlex Target Benefit?”

If the charges under the Contract are not sufficient to cover our expenses, then we will bear the loss. We do, however, expect to profit from these charges. Any profits made from these charges may be used by us to pay for the costs of distributing the Contract.

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ANNUAL CONTRACT FEE
We may impose a fee of up to $150 per year for administrative expenses. The current annual contract fee is zero. However, we may begin to impose or increase this fee up to $150 at any time, but we have no current intention to do so. If we impose this fee, it will generally be assessed quarterly on the last Business Day of the quarter. Also, we may establish and modify the level of Contract Value at which we waive this fee. The fee will be deducted from the Contract’s Variable Investment Option, if the Contract offers more than one option, then proportionately from each option.
TAXES ATTRIBUTABLE TO PREMIUM
There may be federal, state and local premium based taxes applicable to your Purchase Payment. We are responsible for the payment of these taxes and may make a deduction from the value of the Contract to pay some or all of these taxes.
EXCEPTIONS/REDUCTIONS TO FEES AND CHARGES
As this Contract funds an employment based retirement plan, we may reduce or eliminate certain fees and charges or alter the manner in which the particular fee or charge is deducted. For example, we may reduce or eliminate the amount of the annual contract maintenance fee or reduce the insurance and administrative charge. Generally, these types of changes will be based on a reduction to our sales, maintenance or administrative expenses due to the nature of the individual or group purchasing the Annuity. Some of the factors we might consider in making such a decision are: (a) the size and type of group; (b) the number of Annuities purchased by an Owner; (c) the amount of Purchase Payments or likelihood of additional Purchase Payments; and/or (d) other transactions where sales, maintenance or administrative expenses are likely to be reduced. We will not discriminate unfairly between Annuity purchasers if and when we reduce any fees and charges.
COMPANY TAXES
We will pay company income taxes on the taxable corporate earnings created by this Separate Account product. While we may consider company income taxes when pricing our products, we do not currently include such income taxes in the tax charges you pay under the Contract. We will periodically review the issue of charging for these taxes and may charge for these taxes in the future. We reserve the right to impose a charge for federal income taxes if we determine, in our sole discretion that we will incur a tax as a result of the operation of the Subaccounts.
In calculating our corporate income tax liability, we may derive certain corporate income tax benefits associated with the investment of company assets, including Separate Account assets, which are treated as company assets under applicable income tax law. These benefits reduce our overall corporate income tax liability. Under current law, such benefits may include foreign tax credits and corporate dividend received deductions. We do not pass these tax benefits through to holders of the Separate Account Annuity Contracts because (i) the Contract Owners are not the owners of the assets generating these benefits under applicable income tax law and (ii) as described above, we do not currently include company income taxes in the tax charges you pay under the Contract. We reserve the right to change these tax practices.
UNDERLYING MUTUAL FUND FEES
When you allocate a Purchase Payment or a transfer to the Variable Investment Option, we in turn invest in shares of a corresponding underlying mutual fund. The fund charges fees and incurs operating expenses that are in addition to the Contract-related fees described in this section. Without regard to expense caps, the fees and operating expenses of the Vanguard Balanced Index Fund is 0.06% annually.
For additional information about these fund fees, please consult the prospectus for the fund.

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8: HOW CAN I ACCESS MY MONEY?
You can access your money by:

•	Making a withdrawal (either partial or complete); or

•	Choosing to receive Annuity Payments during the Annuity Phase (annuitization). Please see Section 3, “What Kind Of Payments Will I Receive During The Annuity Phase?”
As we are not your plan’s service provider, please contact the Designated Record Keeper for additional information. See “Designated Record Keeper” in Section 10.
WITHDRAWALS DURING THE ACCUMULATION PHASE
When you make a full withdrawal, you will receive the value of your Contract minus any applicable fees. We will calculate the value of your Contract and charges, if any, as of the date your request is received in Good Order by the Designated Record Keeper.
The minimum amount that may be withdrawn is $250 or, if less, the Contract Value. We currently waive this minimum. We may begin to impose this minimum at any time in the future. We will generally pay the withdrawal amount, less any required tax withholding, within seven days after we receive a withdrawal request in Good Order.
Income taxes, tax penalties and certain restrictions also may apply to any withdrawal you make. For a more complete explanation, see Section 9, “What Are The Tax Considerations Associated With The Prudential Retirement Security Annuity V?”
SUSPENSION OF PAYMENTS OR TRANSFERS
The SEC may require us to suspend or postpone payments made in connection with withdrawals or transfers for any period when:

•	The New York Stock Exchange is closed (other than customary weekend and holiday closings);

•	Trading on the New York Stock Exchange is restricted;

•	An emergency exists, as determined by the SEC, during which sales and redemptions of shares of the underlying mutual funds are not feasible or we cannot reasonably value the Accumulation Units; or

•	The SEC, by order, permits suspension or postponement of payments for the protection of Owners.
We may also suspend any payment in order to obtain information from your employer or Designated Record Keeper that is reasonably necessary to ensure that the payment is in compliance with the restrictions imposed by Section 403(b) of the Code, if applicable. In such an event, a payment request will not be in Good Order and we will not process it until we obtain such information.
WITHDRAWALS IN CONNECTION WITH PLAN LOANS
Certain employment based retirement plans may permit loans. Please contact the Designated Record Keeper to determine if loans are allowed in your plan, how to apply for a loan, and any applicable loan application or loan maintenance fees charged by the administrator, which may vary by plan.

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9: WHAT ARE THE TAX CONSIDERATIONS ASSOCIATED WITH THE PRUDENTIAL RETIREMENT SECURITY ANNUITY V?
The following discussion is general in nature and describes only federal income tax law (not state or other tax laws). It is based on current law and interpretations, which may change. It is not intended as tax advice. You should consult a qualified tax advisor for complete information and advice. The discussion includes a description of certain spousal rights under the Contract and under tax qualified plans.
The tax advantages available with this Contract may exist solely from its purchase through retirement plans or accounts qualifying for federal tax benefits under sections 401(a) or 403(b) of the Code. In contrast to many variable annuities, because this Contract can invest in funds available to the general public, if the contracts are not issued or purchased through one of these types of retirement plans, the taxes on gains may not be deferred. You should carefully consider the advantages and disadvantages of owning a variable annuity in a tax qualified plan, as well as the costs and benefits of the Contract (including annuity income), before you purchase the Contract in a tax qualified plan.
CONTRACTS HELD BY TAX FAVORED PLANS
The following discussion covers annuity contracts held under tax favored retirement plans.
This Contract may be purchased by pension and profit sharing plans qualifying for tax benefits under sections 401(a) or 403(b) of the Code. The provisions of the tax law that apply to these retirement plans that may be funded by the Contracts are complex, and Plan Contract Holders are advised to consult a qualified tax advisor.
You should be aware that tax favored plans such as IRAs generally provide Tax Deferral regardless of whether they invest in annuity contracts. This means that when a tax favored plan invests in an annuity contract, it generally does not result in any additional Tax Deferral benefits.
Contributions made under a qualified retirement plan funded by a Contract are deductible (or not includible in income) up to certain amounts each year, assuming that Participants and Plan Contract Holders adhere to the requirements and limitations of tax law applicable to the particular type of plan. Contributions to a Roth 401(k) or Roth 403(b) account are subject to these same limits, and are not deductible for federal income tax purposes.
Rollover of defaulted loan amounts. If you terminated employment and had an outstanding loan from your employer plan, any outstanding loan balance not paid back under plan rules after termination of employment becomes taxable in the year of default. Under the Tax Cuts and Jobs Act, for defaults related to termination of employment after 2017, an individual has until the due date of that year's return (including extensions) to roll over the outstanding loan amount to an IRA or qualified employer plan.
Late Rollover Self-Certification. You may be able to apply a rollover contribution to your qualified retirement plan after the sixty (60)day deadline through a self-certification procedure established by the IRS. Please consult your tax or legal adviser regarding your eligibility to use this self-certification procedure. As indicated in this IRS guidance, we, as a financial institution, are not required to accept your self-certification for waiver of the sixty (60) day deadline.
Distributions. Usually, the full amount of any distribution from a qualified plan (including a distribution from this Contract) which is not a rollover is taxable. As taxable income, these distributions are subject to the general tax withholding rules described below. In addition to this normal tax liability, you may also be liable for the following, depending on your actions:

•	A 10% “additional tax for early distribution”; or

•	Failure to take a minimum distribution.
Cost basis for a tax-favored retirement plan is provided only in limited circumstances, such as for contributions to a Roth account.
For Roth 401(k) accounts and Roth 403(b) accounts, only the earnings portion of distributions that are not qualified distributions are subject to income tax and the 10% “early distribution penalty.” The other penalties apply to the entire Roth account. “Qualified distributions” from a Roth account are excludable from gross income. A “qualified distribution” is a distribution that satisfies two requirements: (1) the distribution must be made (a) after the owner of the Roth attains age 59 1/2; (b) after the owner’s death; or (c) due to the owner’s disability; and (2) the distribution must be made in the year that is at least five tax years after the first year for which a contribution was made to any designated Roth account established for such individual under the same employer retirement plan, or from the first contribution previously made to a Roth account under another applicable retirement plan if a rollover contribution was made from that previous Roth account to the current Roth account from which a distribution is made.

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TAX DEFERRED ANNUITIES
In general, you may own a Tax Deferred Annuity (also known as a TDA, Tax Sheltered Annuity (TSA), 403(b) plan or 403(b) annuity) if you are an employee of a tax exempt organization (as defined under Code Section 501(c)(3)) or a public educational organization, and you may make contributions to a TDA so long as your employer maintains such a plan and your rights to the annuity are non-forfeitable. Contributions to a TDA, and any earnings, are not taxable until distribution. You may also make contributions to a TDA under a salary reduction agreement, generally up to a maximum of $19,500 in 2020. Individuals participating in a TDA who are age 50 or above by the end of the year will be permitted to contribute an additional $6,500 in 2020. This amount is indexed for inflation. Further, you may roll over TDA amounts to another TDA or an IRA. You may also roll over TDA amounts to a qualified retirement plan, a SEP, a 457 government plan and a SIMPLE plan after you have participated in such plan for two years. A contract may generally only qualify as a TDA if distributions of salary deferrals (other than “grandfathered” amounts held as of December 31, 1988) may be made only on account of:

•	Your attainment of age 59 1/2;

•	Your severance of employment;

•	Your death;

•	Your total and permanent disability;

•	Hardship (under limited circumstances, and only related to salary deferrals, not including earnings attributable to these amounts); or

•	If the arrangement under which a Participant is covered contains qualified birth or adoption distribution provisions, a qualified birth or adoption.
In any event, you must begin receiving distributions from your TDA by April 1st of the calendar year after the calendar year you turn age 70 1/2 (or age 72 shall apply to distributions required to be made after December 31, 2019, with respect to individuals who attain age 70 1 /2 after such date) or retire, whichever is later. These distribution limits do not apply either to transfers or exchanges of investments under the Contract, or to any “direct transfer” of your interest in the Contract to another employer’s TDA plan or mutual fund “custodial account” described under Code Section 403(b)(7). Employer contributions to TDAs are subject to the same general contribution, nondiscrimination, and minimum participation rules applicable to “qualified” retirement plans.
REQUIRED MINIMUM DISTRIBUTION PROVISIONS AND PAYMENT OPTION
When you hold the Contract under a tax favored plan, IRS required minimum distribution provisions must be satisfied. This means that generally payments must start by April 1st of the year after the year you reach age 70 1/2 (or age 72 shall apply to distributions required to be made after December 31, 2019, with respect to individuals who attain age 70 1/2 after such date) and must be made for each year thereafter. For employment based retirement plans or arrangements, including Roth 401(k) and Roth 403(b) arrangements, this generally can be deferred until the Participant retires, if later. The amount of the payment from the qualified plan must at least equal the minimum required under the IRS rules. Several choices are available for calculating the minimum amount. More information on the mechanics of this calculation is available on request. Please contact us a reasonable time before the IRS deadline so that a timely distribution is made. Please note that there is a 50% tax penalty on the amount of any minimum distribution not made in a timely manner.
To determine the amount of any required minimum distributions the value of the Contract will be calculated based on the sum of the Contract Value and the actuarial value of any additional Death Benefits and benefits under the Contract. As a result, if amounts are distributed from the Contract to satisfy the required minimum distribution rules, the amount distributed may be larger than if the calculation were based on the Contract Value only, which may in turn result in an earlier (but not before the required beginning date) distribution of amounts under the Contract and an increased amount of taxable income distributed to the Contract Owner, and a reduction of Death Benefits and the benefits of Prudential IncomeFlex Target Benefit. You can use the minimum distribution option to satisfy the IRS required minimum distribution rules for this Contract without either beginning Annuity Payments or surrendering your interest in the Contract. We will distribute to you this required minimum distribution amount, less any other partial withdrawals that you made during the year. Although the IRS rules determine the required amount to be distributed from your 403(b) account each year, certain payment alternatives are still available to you. If you own more than one 403(b) account, you can choose to satisfy your minimum distribution requirement for each by withdrawing that amount from any of your 403(b) accounts. Similarly, if the account that includes the Contract has other investments, you can choose to satisfy your minimum distribution requirement from those investments.
CHARITABLE IRA DISTRIBUTIONS
Certain qualified IRA distributions used for charitable purposes are eligible for an exclusion from gross income, up to $100,000, for otherwise taxable IRA distributions from a traditional or Roth IRA. A qualified charitable distribution is a distribution that is made (1) directly by the IRA trustee to certain qualified charitable organizations and (2) on or after the date the IRA owner attains age 70 ½ (or age 72, for distributions required to be made after December 31, 2019, with respect to individuals who attain age 70 ½ after such date). Distributions that are excluded from income under this provision are not taken into account in determining the individual’s deductions, if any, for charitable contributions. For tax years after December 31, 2019, the exclusion for qualified charitable distributions may be reduced (but not below zero) by an amount equal to the excess of: (1) your IRA deductions for all tax years on or after the date

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you attain age 70 ½; over (2) all reductions to the exclusion based on post-70½ IRA deductions for all tax years before the current tax year.

The IRS has indicated that an IRA trustee is not responsible for determining whether a distribution to a charity is one that satisfies the requirements of the charitable giving incentive. Consistent with the applicable IRS instructions, we report these distributions as normal IRA distributions on Form 1099-R. Individuals are responsible for reflecting the distributions as charitable IRA distributions on their personal tax returns.
REQUIRED DISTRIBUTIONS UPON YOUR DEATH FOR QUALIFIED ANNUITY CONTRACTS
Upon your death under 403(b) or other employer sponsored plan, any remaining interest must be distributed in accordance with federal income tax requirements. The post-death distribution requirements were amended, applicable generally with respect to deaths occurring after 2019, by the Further Consolidated Appropriations Act of 2020 (which includes the "Setting Every Community Up for Retirement Enhancement" Act (SECURE Act)). The post-death distribution requirements under prior law continue to apply in certain circumstances.

•
Under prior law, if an employee under an employer sponsored plan or IRA owner dies prior to the required beginning date, the remaining interest must be distributed (1) within 5 years after the death (the “5-year rule”), or (2) over the life of the designated beneficiary, or over a period not extending beyond the life expectancy of the designated beneficiary, provided that such distributions commence within one year after death (the “lifetime payout rule”). If the employee or IRA owner dies on or after the required beginning date (including after the date distributions have commenced in the form of an annuity), the remaining interest must be distributed at least as rapidly as under the method of distribution being used as of the date of death (the “at-least-as-rapidly rule”).

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Under the new law, if you die after 2019, and you have a designated beneficiary, any remaining interest must be distributed by December 31st of the year that includes the 10 year anniversary of your death, unless the designated beneficiary is an “eligible designated beneficiary” (“EDB”) or some other exception applies. A designated beneficiary is any individual designated as a beneficiary by the employee or IRA owner. An EDB is any designated beneficiary who is (1) your surviving spouse, (2) your minor child, (3) disabled, (4) chronically ill, or (5) an individual not more than 10 years younger than you. An individual’s status as an EDB is determined on the date of your death.

This 10-year post-death distribution period applies regardless of whether you die before your required beginning date, or you die on or after that date (including after distributions have commenced in the form of an annuity). However, if the beneficiary is an EDB and the EDB dies before the entire interest is distributed under this 10-year rule, the remaining interest must be distributed within 10 years after the EDB’s death (i.e., a new 10-year distribution period begins).

Instead of taking distributions under the new 10-year rule, an EDB can stretch distributions over life, or over a period not extending beyond life expectancy, provided that such distributions commence within one year of your death, subject to certain special rules. In particular, if the EDB dies before the remaining interest is distributed under this stretch rule, the remaining interest must be distributed within 10 years after the EDB’s death (regardless of whether the remaining distribution period under the stretch rule was more or less than 10 years). In addition, if your minor child is an EDB, the child will cease to be an EDB on the date the child reaches the age of majority, and any remaining interest must be distributed within 10 years after that date.

The new law applies if you die after 2019, subject to several exceptions. In particular, if you are an employee under a governmental plan, such as a section 403(b) plan of a public school or a governmental 457(b) plan, the new law applies if you die after 2021. In addition, if your plan is maintained pursuant to one or more collective bargaining agreements, the new law generally applies if you die after 2021 (unless the collective bargaining agreements terminate earlier).

It is important to note that under prior law, annuity payments that commenced under a method that satisfied the distribution requirements while the employee or IRA owner was alive could continue to be made under that method after the death of the employee or IRA owner. However, under the new law, if you commence taking distributions in the form of an annuity that can continue after your death, such as in the form of a joint and survivor annuity or an annuity with a guaranteed period of more than 10 years, any distributions after your death that are scheduled to be made beyond the applicable distribution period imposed under the new law might need to be commuted at the end of that period (or otherwise modified after your death if permitted under federal tax law and by PRIAC) in order to comply with the new post-death distribution requirements.

The new post-death distribution requirements do not apply if annuity payments that comply with prior law commenced prior to December 20, 2019. Also, even if annuity payments have not commenced prior to December 20, 2019, the new requirements generally do not apply to an immediate annuity contract or a deferred income annuity contract (including a qualifying lifetime annuity contract, or “QLAC”) purchased prior to that date, if you have made an irrevocable election before that date as to the method and amount of the annuity.

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If your beneficiary is not an individual, such as a charity, your estate, or a trust, any remaining interest after your death generally must be distributed under prior law in accordance with the 5-year rule or the at-least-as-rapidly rule, as applicable (but not the lifetime payout rule). However, if your beneficiary is a trust and all the beneficiaries of the trust are individuals, the new law can apply pursuant to special rules that treat the beneficiaries of the trust as designated beneficiaries, including special rules allowing a beneficiary of a trust who is disabled or chronically ill to stretch the distribution of their interest over their life or life expectancy in some cases. You may wish to consult a professional tax advisor about the federal income tax consequences of your beneficiary designations.

In addition, the new post-death distribution requirements generally do not apply if the employee or IRA owner died prior to January 1, 2020. However, if the designated beneficiary of the deceased employee or IRA owner dies after January 1, 2020, any remaining interest must be distributed within 10 years of the designated beneficiary’s death. Hence, this 10-year rule will apply to (1) a contract issued prior to 2020 which continues to be held by a designated beneficiary of an employee or IRA owner who died prior to 2020, and (2) an inherited IRA issued after 2019 to the designated beneficiary of an employee or IRA owner who died prior to 2020.

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Spousal continuation. Under the new law, as under prior law, if your beneficiary is your spouse, your surviving spouse can delay the application of the post-death distribution requirements until after your surviving spouse reaches age 70 ½ (or age 72, for distributions required to be made after December 31, 2019, with respect to individuals who attain age 70 ½ after such date) by transferring the remaining interest tax-free to your surviving spouse’s own IRA, or by treating your IRA as your surviving spouse’s own IRA.

The post-death distribution requirements are complex and unclear in numerous respects. In addition, the manner in which these requirements will apply will depend on your particular facts and circumstances. You may wish to consult a professional tax adviser for tax advice as to your particular situation.
A Beneficiary has the flexibility to take out more each year than mandated under the required minimum distribution rules.
Until withdrawn, amounts in a qualified annuity contract continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the required minimum distribution rules, are subject to tax. You may wish to consult a professional tax advisor for tax advice as to your particular situation.
ADDITIONAL TAX FOR EARLY DISTRIBUTIONS
You may owe a 10% additional tax on the taxable part of distributions received from a qualified plan before you attain age 59 1/2.
Amounts are not subject to this additional tax if:

•	the amount is paid on or after you reach age 59 1/2 or die;

•	the amount received is attributable to your becoming disabled; or

•
the amount paid or received is in the form of substantially equal payments not less frequently than annually (Please note that substantially equal payments must continue until the later of reaching age 59 1/2 or five (5) years. Modification of payments during that time period will generally result in retroactive application of the 10% additional tax).

Other exceptions to this tax may apply. You should consult your tax advisor for further details.
WITHHOLDING
Unless you elect otherwise, we will withhold federal income tax from the taxable portion of such distribution at an appropriate percentage. The rate of withholding on Annuity Payments where no mandatory withholding is required is determined on the basis of the withholding certificate that you file with us. If you do not file a certificate, we will automatically withhold federal taxes on the following basis:

•
For any Annuity Payments not subject to mandatory withholding, you will have taxes withheld by us as if you are a married individual, with three exemptions. If no U.S. taxpayer identification number is provided, we will automatically withhold using single with zero exemptions as the default.

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For certain distributions from qualified plans, which are not directly rolled over or transferred to another eligible qualified plan, we are required to withhold 20% for federal income tax. The 20% withholding requirement does not apply to (1) distributions for your life or life expectancy, or joint and last survivor expectancy of you and a designated Beneficiary; (2) distributions for a specified period of 10 years or more; (3) distributions required as minimum distributions; (4) hardship distributions; or (5) if the arrangement under which a Participant is covered contains qualified birth or adoption provisions, withdrawals in the event of qualified birth or adoption. Amounts that are received under a Contract used in connection with a non-governmental Section 457 Plan are treated as wages for federal income tax purposes and are, thus, subject to general withholding requirements.

•	For all other distributions, we will withhold at a 10% rate.

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State income tax withholding rules vary and we will withhold based on the rules of your state of residence. Special tax rules apply to withholding for nonresident aliens, and we generally withhold income tax for nonresident aliens at a 30% rate. A different withholding rate may be applicable to a nonresident alien based on the terms of an existing income tax treaty between the United States and the nonresident alien’s country.
We will provide you with forms and instructions concerning the right to elect that no amount be withheld from payments in the ordinary course. However, you should know that, in any event, you are liable for payment of federal income taxes on the taxable portion of the distributions, and you should consult with your tax advisor to find out more information on your potential liability if you fail to pay such taxes.
If you are a U.S. person (which includes a resident alien) and you request a payment to be made to a non-U.S. address, we are required to withhold income tax.
SPECIAL CONSIDERATIONS REGARDING EXCHANGES INVOLVING 403(b) ARRANGEMENTS
Under IRS regulations generally effective in 2009, we can accept exchanges from another annuity contract only if we have entered into an information-sharing agreement or its functional equivalent, with the applicable employer or its agent. We make such exchanges only if your employer confirms that it has entered into an information-sharing agreement or its functional equivalent with the issuer of the other annuity contract. This means that if you request an exchange we will not consider your request to be in Good Order, and will not therefore process the transaction, until we receive confirmation from your employer.
ERISA DISCLOSURE/REQUIREMENTS
ERISA (the “Employee Retirement Income Security Act of 1974”) and the Code prevent a fiduciary and other “parties in interest” with respect to a plan from receiving any benefit from any party dealing with the plan, as a result of the sale of the Contract. Administrative exemptions under ERISA generally permit the sale of insurance/annuity products to plans, provided that certain information is disclosed to the person purchasing the Contract. This information has to do primarily with the fees, charges, discounts and other costs related to the Contract, as well as any commissions paid to any agent selling the Contract.
Information about any applicable fees, charges, discounts, penalties or adjustments may be found in Section 7, “What Are The Expenses Associated With The Prudential Retirement Security Annuity V?”
Information about sales of the Contract may be found in Section 10, “Other Information.” In addition, other relevant information required by the exemptions is contained in the Contract and accompanying documentation. Please consult your tax advisor if you have any additional questions.
The U.S. Department of Labor considers certain types of employer actions under a section 403(b) program to be inconsistent with the program not being subject to ERISA. Among these are employer approval of participant requests for loans and hardship withdrawals, both of which reasonably may be necessary to comply with restrictions imposed by Section 403(b) of the Code. If an employer that is a tax exempt entity is unwilling to approve participant requests for loans and hardships, such transactions may not be available to participants using funds held under the Contract. An individual employed by a tax exempt entity should check with his or her employer to determine whether loans and hardship withdrawals are available using funds held under the Contract.
SPOUSAL CONSENT RULES FOR CERTAIN RETIREMENT PLANS
Spousal consent rules may apply to retirement plans intended to satisfy Section 401(a) of the Code and plans subject to ERISA (including church plans with respect to which the plan sponsor has elected to be subject to certain provisions of ERISA and the Code).
If you are married at the time your payments commence, you may be required by federal law to choose an income option that provides survivor annuity income to your spouse, unless your spouse waives that right. Similarly, if you are married at the time of your death, federal law may require all or a portion of the death benefit to be paid to your spouse, even if you designated someone else as your beneficiary. A brief explanation of the applicable rules follows. For more information, consult the terms of your retirement arrangement.
Defined Contribution Plans (including 401(k) Plans and ERISA 403(b) Annuities). Spousal consent to a distribution is generally not required. Upon your death, your spouse will receive the entire death benefit, even if you designated someone else as your beneficiary, unless your spouse consents in writing to waive this right. Also, if you are married and elect an annuity as a periodic income option, federal law requires that you receive a QJSA, unless you and your spouse consent to waive this right.
While spousal consent to a distribution is generally not required, such consent is required if the retirement plan in which you participate does not provide that, upon your death, your spouse will receive the entire death benefit unless your spouse consents in writing to waive this right. If the plan in which you participate is such a plan and you are married at the time your payments commence, federal law requires that benefits be paid to you in the form of a QJSA, unless you and your spouse waive that right, in writing. Generally, this means that

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you will receive a reduced payment during your life and, upon your death, your spouse will receive at least one-half of what you were receiving for life. You may elect to receive another income option if your spouse consents to the election and waives his or her right to receive the QJSA. If your spouse consents to the alternative form of payment, your spouse may not receive any benefits from the plan upon your death. In addition, if you are married and die before your payments commence, federal law also requires that the plan pay a death benefit to your spouse. This benefit must be available in the form of an annuity for your spouse’s lifetime and is called a QPSA. If the plan allows payment of death benefits to other beneficiaries, you may elect to have a beneficiary other than your spouse receive the death benefit, but only if your spouse consents to the election and waives his or her right to receive the QPSA. If your spouse consents to the alternate beneficiary, your spouse will receive no benefits from the plan upon your death. Any QPSA waiver prior to your attaining age 35 will become null and void on the first day of the calendar year in which you attain age 35, if still employed.

If spousal consent to a distribution is required under the retirement plan in which you participate and you select the Prudential IncomeFlex Target Benefit feature, spousal consent generally would be required in order for you (or your Spouse, if you elect the optional Spousal Benefit) to take withdrawals from the Contract (including withdrawals of the Annual Guaranteed Withdrawal Amount) that result in a distribution from the plan. Without such consent, the plan would be required to pay your plan interest in the form of a QJSA. A QPSA waiver with spousal consent generally would be required in order for your spouse to take withdrawals from the Contract (including withdrawals of the Annual Guaranteed Withdrawal Amount) if you die before your payments commence. Without such consent, the plan would be required to pay your plan interest to your surviving spouse in the form of a QPSA.
ADDITIONAL CONSIDERATIONS
Reporting and Withholding for Escheated Amounts
In 2018, the Internal Revenue Service issued Revenue Ruling 2018-17, which provides that an amount transferred from an IRA to a state’s unclaimed property fund is subject to federal withholding at the time of transfer. The amount transferred is also subject to federal reporting. Consistent with this Ruling, beginning in 2019, we will withhold federal and state income taxes and report for the applicable Owner or Beneficiary as required by law when amounts are transferred to a state’s unclaimed property fund.
Same Sex Marriages, Civil Unions and Domestic Partnerships
U.S. Treasury Department regulations provide that for federal tax purposes, the term “spouse” does not include individuals (whether of the opposite sex or the same sex) who have entered into a registered domestic partnership, civil union, or other similar formal relationship that is not denominated as a marriage under the laws of the state where the relationship was entered into, regardless of domicile. As a result, if a Beneficiary of a deceased Owner and the Owner were parties to such a relationship, the Beneficiary will be required by federal tax law to take distributions from the Contract in the manner applicable to non-spouse Beneficiaries and will not be able to continue the Contract.

Please consult with your tax or legal adviser before electing the Spousal Benefit for a domestic partner or civil union partner.

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10: OTHER INFORMATION
PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY (PRIAC)
PRIAC is a stock life insurance company incorporated under the laws of Connecticut in 1981. PRIAC’s principal business address is 280 Trumbull Street, Hartford, CT 06103. It is authorized to do business in the District of Columbia and all states. The Company issues group and individual annuities and other insurance contracts. The Company was formerly a subsidiary of Connecticut General Life Insurance Company, which is an indirect, wholly-owned subsidiary of CIGNA Corporation, based in Philadelphia, Pennsylvania. On April 1, 2004, the Company was acquired by The Prudential Insurance Company of America, a New Jersey stock life insurance company (“Prudential Insurance”).
The Company is a wholly-owned subsidiary of Prudential Insurance, which in turn is a wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”), an insurance holding company, based in Newark, New Jersey. As PRIAC’s ultimate parent, Prudential Financial exercises significant influence over the operations and capital structure of PRIAC and Prudential Insurance. However, neither Prudential Financial nor Prudential Insurance, nor any other related company, has any legal responsibility to pay amounts that PRIAC may owe under the Contract. Among other things, this means if you begin taking Annual Guaranteed Withdrawal Amount payments under the Prudential IncomeFlex Target Benefit and the value of that benefit exceeds your current Contract Value, you would rely solely on the ability of PRIAC to make payments under that benefit out of its own assets.
THE SEPARATE ACCOUNT
We have established a Separate Account, the PRIAC Variable Contract Account A (Separate Account), to hold the assets that are associated with the variable annuity contracts. The Separate Account was established under Connecticut Insurance Law on October 6, 2006, and is registered with the SEC under the Investment Company Act of 1940, as a unit investment trust, which is a type of investment company.
The assets of the Separate Account are held in the name of PRIAC and legally belong to us. Income, gains, and losses, whether or not realized, for assets allocated to the Separate Account, are, in accordance with the applicable Contracts, credited to or charged against the Separate Account without regard to other income, gains, or losses of PRIAC. PRIAC segregates the Separate Account assets from all of its other assets. Thus, such assets that are held in support of client accounts are not chargeable with liabilities arising out of any other business PRIAC conducts. However, all obligations under the Contract are PRIAC’s general corporate obligations. More detailed information about PRIAC, including its audited financial statements, is provided in the Statement of Additional Information.
DESIGNATED RECORD KEEPER
The Prudential IncomeFlex Target Benefit, offered under this Contract, is administered by PRIAC. However, we do not service your retirement plan. Your plan has a Designated Record Keeper, acting on behalf of the plan, which provides record keeping services. Therefore, all contribution, allocation, withdrawal and/or transfer requests must be directed to the Designated Record Keeper for processing, and will be deemed effective on the Business Day that the request is received in Good Order by the Designated Record Keeper. General questions regarding your plan or the benefits provided thereunder should be directed to the Designated Record Keeper, not to PRIAC.
TEXAS OPTIONAL RETIREMENT PROGRAM
The following special rules apply if you purchase the Contract in connection with the Texas Optional Retirement Program (“Texas Program”).
Under the terms of the Texas Program, Texas will make a contribution to your Contract. The Texas contribution will be credited to your Contract Value. Until you begin your second year of participation in the Texas Program, we have the right to withdraw the value of the Separate Account units purchased on your behalf with this Texas contribution. If you do not begin a second year of participation, then the value of the Separate Account units purchased with the Texas contribution will be withdrawn and returned to the State of Texas.
Under the Texas Program, withdrawals may be taken from the Contract only in the event of your death, retirement or termination of employment. During your participation in the Texas Program you may, however, transfer the Contract Value to another contract issued by PRIAC, its affiliates, or other carriers approved under the Texas Program.
LEAVING YOUR RETIREMENT PLAN – TRANSFERRING YOUR INCOMEFLEX TARGET BENEFIT GUARANTEES
If you leave your plan, you may be able to transfer the guarantees under your IncomeFlex Target Benefit under this Contract into another variable annuity contract issued by us.
Such other contract may require a minimum initial purchase payment and may have different fees, limitations, conditions, investments, and provisions affecting the guarantees. You should read the materials concerning such contract carefully, including its prospectus, and consider the benefits and differences between it and this Contract, as offered through your retirement plan. Terms of any such contract

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may vary by jurisdiction, and availability is subject to regulatory approvals. If you transfer any investments or values under this Contract to any investment other than a variable annuity issued by us for such purpose, all values and guarantees under your IncomeFlex Target Benefit will immediately cease.
SALE AND DISTRIBUTION OF THE CONTRACT
Prudential Investment Management Services LLC (PIMS), a wholly-owned subsidiary of Prudential Financial, is the distributor and principal underwriter of the securities offered through this prospectus. PIMS acts as the distributor of a number of variable annuity contracts and variable life insurance products we and our affiliates offer.
PIMS’s principal business address is 655 Broad Street, 19th Floor, Newark, New Jersey 07102. PIMS is registered as a broker-dealer under the Securities Exchange Act of 1934 (Exchange Act) and is a member of the Financial Industry Regulatory Authority (FINRA).
The Contract is offered on a continuous basis. PIMS may enter into distribution agreements with broker-dealers who are registered under the Exchange Act and with entities that may offer the Contract but are exempt from registration (firms). Applications for the Contract may be solicited by registered representatives of those firms. Such representatives will also be our appointed insurance agents under state insurance law. In addition, PIMS may offer the Contract directly to potential purchasers.
Commissions may be paid to firms on sales of the Contract according to one or more schedules. The individual representative would receive a portion of the compensation, depending on the practice of his or her firm. Any commission would be generally based on a percentage of Purchase Payments, up to a maximum of 8%.
We may also provide compensation to the distributing firm for providing ongoing service to you in relation to the Contract. Commissions and other compensation paid in relation to the Contract do not result in any additional charge to you or to the Separate Account not described in this prospectus.
In addition, in an effort to promote the sale of our products (which may include the placement of PRIAC and/or the Contract on a preferred or recommended company or product list and/or access to the firm’s registered representatives), we or PIMS may enter into compensation arrangements with certain broker-dealer firms with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel and/or marketing and/or administrative services and/or other services they provide to us or our affiliates. These services may include, but are not limited to: educating customers of the firm on the Contract’s features; conducting due diligence and analysis; providing office access, operations and systems support; holding seminars intended to educate registered representatives and make them more knowledgeable about the Contract; providing a dedicated marketing coordinator; providing priority sales desk support; and providing expedited marketing compliance approval to PIMS. A list of firms that PIMS paid pursuant to such arrangements, if any, is provided in the Statement of Additional Information which is available upon request.
To the extent permitted by FINRA rules and other applicable laws and regulations, PIMS may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms and the terms of such arrangements may differ between firms.
You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Contract than for selling a different contract that is not eligible for these compensation arrangements. While compensation is generally taken into account as an expense in considering the charges applicable to a contract product, any such compensation will be paid by us or PIMS and will not result in any additional charge to you not described in this prospectus. Overall compensation paid to the distributing firm does not exceed, based on actuarial assumptions, 8% of the total Purchase Payments made. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Contract.
In addition, we or our affiliates may provide such compensation, payments and/or incentives to firms arising out of the marketing, sale and/or servicing of variable annuities or variable life insurance offered by different Prudential business units.
LEGAL PROCEEDINGS
PRIAC is subject to legal and regulatory actions in the ordinary course of our business. Pending legal and regulatory actions include proceedings specific to PRIAC and proceedings generally applicable to business practices in the industry in which we operate. PRIAC is subject to class action lawsuits and other litigation involving a variety of issues and allegations involving sales practices, claims payments and procedures, premium charges, policy servicing and breach of fiduciary duty to customers. PRIAC is also subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment, and could be exposed to claims or litigation concerning certain business or process patents. In some of the pending legal and regulatory actions, plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary

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damages. In addition, PRIAC, along with other participants in the businesses in which it engages, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus. In some of PRIAC’s pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of litigation or a regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain.
PRIAC establishes accruals for litigation and regulatory matters when it is probable that a loss has been incurred and the amount of that loss can be reasonably estimated. For litigation and regulatory matters where a loss may be reasonably possible, but not probable, or is probable but not reasonably estimable, no accrual is established, but the matter, if material, is disclosed. As of December 31, 2019, the aggregate range of reasonably possible losses in excess of accruals established is not material. PRIAC reviews relevant information with respect to its litigation and regulatory matters on a quarterly and annual basis and updates its accruals, disclosures and estimates of reasonably possible loss based on such reviews.
PRIAC’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. It is possible that PRIAC’s results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of PRIAC’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on PRIAC’s financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on: the Separate Account; the ability of PIMS to perform its contract with the Separate Account; or PRIAC’s ability to meet its obligations under the Contract.
ASSIGNMENT
As this Contract is used to fund an employer based retirement plan, you generally may not assign your rights under the Contract during your lifetime. In all cases, assignment cannot be made without our written consent.
MISSTATEMENT OF AGE – ANNUITY PAYMENTS
If there has been a misstatement of the age of any person, or any other relevant facts upon whose life Annuity Payments are based, then we will make adjustments to conform to the facts. As to Annuity Payments: (a) any underpayments by us will be remedied on the next payment following correction; and (b) any overpayments by us will be charged against future amounts payable by us under your Annuity.
MISSTATEMENTS AND CORRECTIONS AFFECTING THE PRUDENTIAL INCOMEFLEX TARGET BENEFIT
If we discover that your age, your spouse’s age or any other fact pertaining to our guarantees under the Prudential IncomeFlex Target Benefit was misstated, or we discover a clerical error, then, to the extent permitted by applicable law, we will make adjustments to any fees, guarantees or other values under this Annuity to reasonably conform to the facts following our established procedures, which shall be applied on a uniform basis.
SERVICE PROVIDERS
We generally conduct our operations through staff employed by us or our affiliates within the Prudential Financial family. Certain discrete functions have been delegated to non-affiliates that could be deemed “service providers” under the Investment Company Act of 1940. The entities engaged by us may change over time. Non-affiliated entities that could be deemed service providers to the Separate Account, with respect to this Contract, consist of the following: Broadridge Investor Communication Solutions, Inc. (proxy services, regulatory mailing fulfillment vendor, prospectuses, etc.) located at 51 Mercedes Way, Edgewood, NY 11717; Donnelley Financial Solutions (printing semi-annual and annual reports, supplements and prospectuses) located at 1902 Horseshoe Road, Lancaster, PA 17602, 391 Steel Way, Lancaster, PA 17601 and 55 Water Street, 11th Floor, New York, NY 10041; EDM Americas Inc. (mail handling and records management) located at 10 E.D. Preate Drive, Moosic, PA 18507; ExlService Philippines, Inc. (call center operations) located at 9th Floor 2Quad Building Cardinal Rosales Avenue corner Sumilon Road Cebu Business Park Cebu City 6000 Philippines and 6F, One ECOM Center Mall of Asia Complex Harbor Drive Pasay City 1308 Manila Philippines; Markit On Demand, Inc. (calculation of performance and creation of factsheets) located at 5775 Flatiron Parkway, Boulder, CO 80301; State Street Bank – Kansas City (custodian and fund accountant) located at 801 Pennsylvania Avenue, Kansas City, MO 64105; Tata Consultancy Services Ltd. (administrative processing) located at TRIL IT4 - Malad-STP, Infinity IT Park, Gen. A. K. Vaidya Marg, Dindoshi, Malad - East, Mumbai 400097 India.
Alight Solutions, located at 4 Overlook Point, Lincolnshire, IL 60069-1526, serves as agent of PRIAC for purposes of accepting orders and also performs certain other services as agent of PRIAC.

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ADDITIONAL INFORMATION
PRIAC has filed a registration statement with the SEC under the Securities Act of 1933, relating to the offering described in this prospectus. This prospectus does not include all of the information set forth in the registration statement. Certain portions have been omitted pursuant to the rules and regulations of the SEC. You may obtain the omitted information, however, from the SEC’s principal office in Washington, D.C., upon payment of a prescribed fee.

The Statement of Additional Information is available from PRIAC without charge. The addresses and telephone numbers are set forth on the cover page of this prospectus.
STATEMENT OF ADDITIONAL INFORMATION
Contents:

▪	Company

▪	Experts

▪	Services

▪	Principal Underwriter

▪	Payments Made to Promote Sale of Our Products

▪	Determination of Accumulation Unit Values

▪	Cyber Security Risks

▪	Federal Tax Status

▪	Financial Statements
CONTACT INFORMATION
As we do not service your plan, you will need to contact the Designated Record Keeper for general information regarding your plan and the benefits provided thereunder. However, you can contact the Prudential Retirement Service Center by:

•
calling (877) 778-2100 during our normal business hours, 8:00 a.m. to 9:00 p.m. Eastern Time, Monday through Friday, to speak with a customer service representative, or 24 hours per day to access our telephone automated response system.

•
writing to us via regular or express mail at 30 Scranton Office Park, Scranton, PA 18507. NOTE: Failure to send mail to the proper address may result in a delay in our receiving and processing your request.

•	accessing information via our internet website at www.prudential.com.
Transactions requested via telephone are recorded. To the extent permitted by law, we will not be responsible for any claims, loss, liability or expense in connection with a transaction requested by telephone or other electronic means if we acted on such transaction instructions after following reasonable procedures to identify those persons authorized to perform transactions on your Annuity using verification methods which may include a request for your Social Security number, PIN or other form of electronic identification. We may be liable for losses due to unauthorized or fraudulent instructions if we did not follow such procedures. We do not guarantee access to telephonic, facsimile, Internet or any other electronic information or that we will be able to accept transaction instructions via such means at all times. Nor, due to circumstances beyond our control, can we provide any assurances as to the delivery of transaction instructions submitted to us by regular and/or express mail. Regular and/or express mail (if operational) will be the only means by which we will accept transaction instructions when telephonic, facsimile, Internet or any other electronic means are unavailable or delayed. We reserve the right to limit, restrict or terminate telephonic, facsimile, Internet or any other electronic transaction privileges at any time.

43

Prudential Retirement Security Annuity V
ACCUMULATION UNIT VALUES: Fee Rate of 1.30%**

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
	At Beginning of Period	At End of Period	Outstanding at End of Period
	(Rounded)	(Rounded)	(000 Omitted)
Vanguard Balanced Index Fund
03/30/2012* to 12/31/2012	$10.00	$10.24	1,524
01/01/2013 to 12/31/2013	$10.24	$11.93	2,037
01/01/2014 to 12/31/2014	$11.93	$12.94	2,514
01/01/2015 to 12/31/2015	$12.94	$12.83	2,671
01/01/2016 to 12/31/2016	$12.83	$13.76	3,252
01/01/2017 to 12/31/2017	$13.76	$15.46	3,696
01/01/2018 to 12/31/2018	$15.46	$14.83	3,545
01/01/2019 to 12/31/2019	$14.83	$17.83	3,408

*Date that an accumulation unit value was first struck
**Please note that the Fee Rate was 1.30% for the period of 01/01/2019 to 12/31/2019

44

PLEASE SEND ME A STATEMENT OF ADDITIONAL INFORMATION THAT CONTAINS FURTHER DETAILS ABOUT THE PRUDENTIAL RETIREMENT SECURITY ANNUITY V DESCRIBED IN THIS PROSPECTUS

(print your name)

(address)

(city/state/zip code)

Variable Annuity Issued by: PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY A Prudential Financial Company 280 Trumbull Street Hartford, CT 06103	Variable Annuity Distributed by: PRUDENTIAL INVESTMENT MANAGEMENT SERVICES LLC A Prudential Financial Company 655 Broad Street, 19th Floor Newark, NJ 07102
MAILING ADDRESS:
PRUDENTIAL RETIREMENT SERVICE CENTER
30 Scranton Office Park
Scranton, PA 18507

© 2020 Prudential Financial, Inc. and its related entities. Prudential, the Prudential logo, the Rock symbol and Bring Your Challenges are service marks of Prudential Financial, Inc., and its related entities, registered in many jurisdictions worldwide.

Ed. 05-2020
SS-IFX-V-PROSP	NOT01SU030

STATEMENT OF ADDITIONAL INFORMATION	May 1, 2020
PRIAC VARIABLE CONTRACT ACCOUNT A
PRUDENTIAL RETIREMENT SECURITY ANNUITY IV
PRUDENTIAL RETIREMENT SECURITY ANNUITY V
The Prudential Retirement Security Annuity IV and the Prudential Retirement Security Annuity V (the “Contracts”) are flexible premium deferred contracts issued by Prudential Retirement Insurance and Annuity Company (“PRIAC”), a stock life insurance company that is a wholly-owned subsidiary of The Prudential Insurance Company of America (“Prudential Insurance”). The Contracts are funded through the PRIAC Variable Contract Account A (the “Account”).
This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prudential Retirement Security Annuity IV and the Prudential Retirement Security Annuity V prospectuses, dated May 1, 2020. To obtain copies of the prospectuses, without charge, you can write to the Prudential Retirement Service Center, 30 Scranton Office Park, Scranton, PA 18507, or contact us by telephone at (877) 778-2100.

Prudential Retirement Insurance and Annuity Company	Prudential Retirement Service Center
280 Trumbull Street	30 Scranton Office Park
Hartford, CT 06103	Scranton, PA 18507

Telephone: (860) 534-2000	Telephone: (877) 778-2100
Prudential IncomeFlex Target® is a registered trademark of The Prudential Insurance Company of America.

COMPANY
PRIAC (the “Company”) is a stock life insurance company incorporated under the laws of Connecticut in 1981. It is authorized to do business in the District of Columbia and all states. The Company issues group and individual annuities and other insurance contracts. The Company was formerly a subsidiary of Connecticut General Life Insurance Company, which is an indirect, wholly-owned subsidiary of CIGNA Corporation, based in Philadelphia, Pennsylvania. On April 1, 2004, the Company was acquired by The Prudential Insurance Company of America, a New Jersey stock life insurance company (“Prudential Insurance”). The Company is a wholly-owned subsidiary of Prudential Insurance, which in turn is a wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”), an insurance holding company based in Newark, New Jersey. As PRIAC’s ultimate parent, Prudential Financial exercises significant influence over the operations and capital structure of PRIAC and Prudential Insurance. However, neither Prudential Financial nor Prudential Insurance, nor any other related company, has any legal responsibility to pay amounts that PRIAC may owe under the Contract.

EXPERTS
The statutory financial statements of Prudential Retirement Insurance and Annuity Company as of December 31, 2019, and 2018, and for each of the three years in the period ended December 31, 2019 and the financial statements of PRIAC Variable Contract Account A as of the dates presented and for each of the periods presented included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.
SERVICES
With respect to the Prudential Retirement Security Annuity V, PRIAC and Alight Solutions, a company not affiliated with PRIAC, entered into an agreement, pursuant to which Alight Solutions provides certain administrative, record keeping and other services in connection with one or more retirement plans invested in the Contract. As noted in the prospectus, Alight Solutions serves as the Designated Record Keeper. Under the Agreement, Alight Solutions is compensated by PRIAC, based on a percentage of the net assets in the Contract as to which Alight Solutions provides record keeping and administrative services. During 2019, 2018, and 2017, $68,146.18, $58,975.18 and $68,146.18, respectively, was paid to Alight Solutions for these services.

2

PRINCIPAL UNDERWRITER
Prudential Investment Management Services LLC (“PIMS”), an indirect wholly-owned subsidiary of Prudential Financial, offers the Contracts on a continuous basis through corporate office and regional home office associated persons in those states in which the Contracts may be lawfully sold. It may also offer the Contracts through licensed insurance brokers and agents provided clearances to do so are obtained in any jurisdiction where such clearances may be necessary.
During 2019, 2018, and 2017, $9,447, $10,076 and $9,410, respectively, was paid to PIMS for its services as principal underwriter with respect to the Prudential Retirement Security Annuity IV. PIMS retained none of the commissions. During 2019, 2018, and 2017, with respect to the Prudential Retirement Security Annuity V, no payments were made to PIMS for its services as principal underwriter.
PIMS may pay commissions to broker-dealers that sell the Contracts according to one or more schedules, and also may pay non-cash compensation. In addition, PIMS may pay trail commissions to registered representatives who maintain an ongoing relationship with a Contract Owner. Typically, a trail commission is compensation that is paid periodically to a representative, the amount of which is linked to the value of a Contract and the amount of time that a Contracts has been in effect.

PAYMENTS MADE TO PROMOTE SALE OF OUR PRODUCTS
In an effort to promote the sale of our products (which may include the placement of PRIAC or PIMS on a preferred or recommended company or product list and/or access to the firm’s registered representatives), we or PIMS may enter into compensation arrangements with certain broker-dealer firms with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel and/or marketing, administrative services and/or other services they provide. These services may include, but are not limited to: educating customers of the firm on each Contract’s features; conducting due diligence and analysis, providing office access, operations and systems support; holding seminars intended to educate the firm’s registered representatives and make them more knowledgeable about the Contracts; providing a dedicated marketing coordinator; providing priority sales desk support; and providing expedited marketing compliance approval. We or PIMS also may compensate third-party vendors, for services that such vendors render to broker-dealer firms. To the extent permitted by FINRA rules and other applicable laws and regulations, PIMS may pay or allow other promotional incentives or payments in the forms of cash or non-cash compensation. These arrangements may not be offered to all firms and the terms of such arrangements may differ between firms.
The list below identifies three general types of payments that PIMS may pay which are broadly defined as follows:

•
Percentage Payments based upon “Assets Under Management” or “AUM”: This type of payment is a percentage payment that is based upon the total amount held in all PRIAC products that were sold through the firm (or its affiliated broker-dealers).

•
Percentage Payments based upon sales: This type of payment is a percentage payment that is based upon the total amount of money received as Purchase Payments under PRIAC annuity products sold through the firm (or its affiliated broker-dealers).

•
Fixed Payments: These types of payments are made directly to or in sponsorship of the firm (or its affiliated broker-dealers). Examples of arrangements under which such payments may be made currently include, but are not limited to: sponsorships, conferences (national, regional and top producer), speaker fees, promotional items and reimbursements to firms for marketing activities or services paid by the firms and/or their individual representatives. The amount of these payments varies widely because some payments may encompass only a single event, such as a conference, and others have a much broader scope. In addition, we may make payments upon the initiation of a relationship for systems, operational and other support. We may also compensate unaffiliated record keepers that provide sub-transfer agency or other services to support the administration of the Contracts in connection with employment based plans.

The list below includes the names of the firms (or their affiliated broker-dealers) that we are aware (as of December 31, 2019) received payment with respect to the Prudential Retirement Security Annuity IV during 2019 (or as to which a payment was accrued during 2019). Your registered representative can provide you with more information about the compensation arrangements that apply upon request. During 2019, the least amount paid, and greatest amount paid, were $217 and $6,642, respectively. You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Prudential Retirement Security Annuity IV than for selling a different annuity that is not eligible for these compensation arrangements. While compensation is generally taken into account as an expense in considering the charges applicable to the Contracts, any such compensation will be paid by us or by PIMS and will not result in any additional charge to you.

3

Name of Firm(s):	Paradigm Equities Inc. Pruco Securities LLC Wells Fargo Advisors Insurance Agency

There are no firms (or affiliated broker-dealers) as of December 31, 2019, that we are aware received payment with respect to the Prudential Retirement Security Annuity V during 2019 (or as to which a payment was accrued during 2019).

DETERMINATION OF ACCUMULATION UNIT VALUES
The value for each Accumulation Unit is computed as of the end of each Business Day. On any given Business Day the value of an Accumulation Unit in each Sub-account will be determined by multiplying the value of an Accumulation Unit of that Sub-account for the preceding Business Day by the unit change factor for that Sub-account for the current Business Day. The unit change factor for any Business Day is determined by dividing the current day net asset value for fund shares by the net asset value for fund shares on the preceding Business Day (ignoring, for this purpose, changes resulting from new Purchase Payments and withdrawals), and adjusting the result for the daily equivalent of the annual charge for all insurance and administrative expenses. The value of the assets of each Sub-account is determined by multiplying the number of shares of the fund held by the Sub-account by the net asset value of each share, and adding the value of the dividends declared by the fund but not yet paid.

CYBER SECURITY AND BUSINESS CONTINUITY RISKS
With the increasing use of technology and computer systems in general and, in particular, the Internet to conduct necessary business functions, the Company is susceptible to operational, information security and related risks. These risks, which are often collectively referred to as “cyber security” risks, may include deliberate or malicious attacks, as well as unintentional events and occurrences. These risks are heightened by our offering of increasingly complex products, such as those that feature automatic asset transfer or re-allocation strategies, and by our employment of complex investment, trading and hedging programs. Cyber security is generally defined as the technology, operations and related protocol surrounding and protecting a user’s computer hardware, network, systems and applications and the data transmitted and stored therewith. These measures ensure the reliability of a user’s systems, as well as the security, availability, integrity, and confidentiality of data assets.
Deliberate cyber attacks can include, but are not limited to, gaining unauthorized access (including physical break-ins) to computer systems in order to misappropriate and/or disclose sensitive or confidential information; deleting, corrupting or modifying data; and causing operational disruptions. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (in order to prevent access to computer networks). In addition to deliberate breaches engineered by external actors, cyber security risks can also result from the conduct of malicious, exploited or careless insiders, whose actions may result in the destruction, release or disclosure of confidential or proprietary information stored on an organization’s systems.
The Company is also subject to risks related to disasters and other events, such as storms, earthquakes, fires, outbreaks of infectious diseases (such as COVID-19), utility failures, terrorist acts, political and social developments, and military and governmental actions. These risks are often collectively referred to as "business continuity" risks. These events could adversely affect the Company and our ability to conduct business and process transactions. Although the Company has business continuity plans, it is possible that the plans may not operate as intended or required and that the Company may not be able to provide required services, process transactions, deliver documents or calculate values. It is also possible that service levels may decline as a result of such events.
Cyber security events, disasters and similar events, whether deliberate or unintentional, that could impact the Company and Contract owners could arise not only in connection with our own administration of the Contract, but also with entities operating the Contract’s underlying funds and with third-party service providers. Cyber security and other events affecting any of the entities involved with the offering and administration of the Contract may cause significant disruptions in the business operations related to the Contract. Potential impacts may include, but are not limited to, potential financial losses under the Contract, your inability to conduct transactions under the Contract and/or with respect to an underlying fund, an inability to calculate unit values with respect to the Contract and/or the net asset value (“NAV”) with respect to an underlying fund, and disclosures of your personal or confidential account information.
In addition to direct impacts to you, cyber security and other events described above may result in adverse impacts to PRIAC, including regulatory inquiries, regulatory proceedings, regulatory and/or legal and litigation costs, and reputational damage. Costs incurred by the Company may include reimbursement and other expenses, including the costs of litigation and litigation settlements

4

and additional compliance costs. Considerable expenses also may be incurred by the Company in enhancing and upgrading computer systems and systems security following a cyber security failure or responding to a disaster or similar event.
The rapid proliferation of technologies, as well as the increased sophistication and activities of organized crime, hackers, terrorists, and others continue to pose new and significant cyber security threats. In addition, the global spread of COVID-19 has caused the Company and its service providers to implement business continuity plans, including widespread use of work-from-home arrangements. Although the Company, our service providers, and the underlying funds offered under the Contract may have established business continuity plans and risk management systems to mitigate risks, there can be no guarantee or assurance that such plans or systems will be effective, or that all risks that exist, or may develop in the future, have been completely anticipated and identified or can be protected against. Furthermore, the Company cannot control or assure the efficacy of the cyber security and business continuity plans and systems implemented by third-party service providers, the underlying funds, and the issuers in which the underlying funds invest.

FEDERAL TAX STATUS
Other Tax Rules

1.	Diversification
The Internal Revenue Code provides that the underlying investments for the Variable Investment Options must satisfy certain diversification requirements. Each Portfolio is required to diversify its investments each quarter so that no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. Generally, securities of a single issuer are treated as one investment and obligations of each U.S. Government agency and instrumentality (such as the Government National Mortgage Association) are treated as issued by separate issuers. In addition, any security issued, guaranteed or insured (to the extent so guaranteed or insured) by the United States or an instrumentality of the U.S. will be treated as a security issued by the U.S. Government or its instrumentality, whichever is applicable. We believe the portfolios underlying the Variable Investment Options for the Contract meet these diversification requirements.

2.	Investor Control
Treasury Department regulations do not provide guidance concerning the extent to which you may direct your investment in the particular investment options without causing you, instead of us, to be considered the owner of the underlying assets. Because of this uncertainty, or in response to other changes in tax laws or regulations, we reserve the right to make such changes as we deem necessary to assure that the Contract qualifies as an annuity for tax purposes. Any such changes will apply uniformly to affected owners and will be made with such notice to affected owners as is feasible under the circumstances.

3.	Entity Owners
When a Contract is held by a non-natural person (for example, a corporation), the Contract generally will not be taxed as an annuity and increases in the value of the Contract will be subject to tax. Exceptions include contracts held by an entity as an agent for a natural person, contracts held under a qualified pension or profit sharing plan, a tax deferred annuity or individual retirement plan or contracts that provide for immediate annuities.

4.	Generation-Skipping Transfers
If you transfer your Contract to a person two or more generations younger than you (such as a grandchild or grandniece) or to a person that is more than 37 1/2 years younger than you, there may be generation-skipping transfer tax consequences.

FINANCIAL STATEMENTS
The financial statements for PRIAC should be distinguished from the financial statements of the Separate Account, both of which are included herein, and should be considered only as a bearing upon the ability of PRIAC to meet its obligations under the Contracts.

5

FINANCIAL STATEMENTS OF
PRIAC VARIABLE CONTRACT ACCOUNT A

STATEMENTS OF NET ASSETS
December 31, 2019

	SUBACCOUNTS
	AST Capital Growth Asset Allocation Portfolio	AST Academic Strategies Asset Allocation Portfolio	AST Balanced Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio	PGIM Balanced Fund (Class Z)
ASSETS
Investment in the portfolios, at fair value	$6,418,470	$4	$13,550,106	$5,968,293	$22,530,775
Receivable from (Payable to) the Prudential
Retirement Insurance and Annuity Company	—	(4)	—	4	76
Net Assets	$6,418,470	$—	$13,550,106	$5,968,297	$22,530,851

NET ASSETS, representing:
Equity of Participants	$6,418,470	$—	$13,550,106	$5,968,297	$22,530,851
Equity of the Prudential Retirement
Insurance and Annuity Company	—	—	—	—	—
	$6,418,470	$—	$13,550,106	$5,968,297	$22,530,851

Units outstanding	375,266	—	806,675	379,828	969,366

Portfolio shares held	294,966	—	661,626	330,470	1,385,657
Portfolio net asset value per share	$21.76	$16.12	$20.48	$18.06	$16.26
Investment in portfolio shares, at cost	$2,187,884	$2	$5,513,974	$3,409,358	$19,430,390

STATEMENTS OF OPERATIONS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST Capital Growth Asset Allocation Portfolio	AST Academic Strategies Asset Allocation Portfolio	AST Balanced Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio	PGIM Balanced Fund (Class Z)
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019
INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$376,646

EXPENSES
Charges for mortality and expense risk, and for
administration	82,081	1,611	151,320	65,449	252,198

NET INVESTMENT INCOME (LOSS)	(82,081)	(1,611)	(151,320)	(65,449)	124,448

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	379,712
Net realized gain (loss) on shares redeemed	1,058,247	108,757	556,227	7,955	(394,641)
Net change in unrealized appreciation (depreciation) on investments	405,078	(89,448)	1,697,409	726,140	3,400,973

NET GAIN (LOSS) ON INVESTMENTS	1,463,325	19,309	2,253,636	734,095	3,386,044

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$1,381,244	$17,698	$2,102,316	$668,646	$3,510,492

The accompanying notes are an integral part of these financial statements.
A1

FINANCIAL STATEMENTS OF
PRIAC VARIABLE CONTRACT ACCOUNT A

STATEMENTS OF NET ASSETS
December 31, 2019

	SUBACCOUNTS
	Vanguard Balanced Index Fund (Institutional Shares)	PGIM 60/40 Allocation Fund (Class R6)
ASSETS
Investment in the portfolios, at fair value	$60,775,729	$22,629,910
Receivable from (Payable to) the Prudential
Retirement Insurance and Annuity Company	(100)	282
Net Assets	$60,775,629	$22,630,192

NET ASSETS, representing:
Equity of Participants	$60,774,477	$22,626,499
Equity of the Prudential Retirement
Insurance and Annuity Company	1,152	3,693
	$60,775,629	$22,630,192

Units outstanding	3,408,104	1,889,335

Portfolio shares held	1,548,821	2,004,421
Portfolio net asset value per share	$39.24	$11.29
Investment in portfolio shares, at cost	$40,990,296	$20,719,708

STATEMENTS OF OPERATIONS
For the period ended December 31, 2019

	SUBACCOUNTS
	Vanguard Balanced Index Fund (Institutional Shares)	PGIM 60/40 Allocation Fund (Class R6)
	1/1/2019	1/1/2019
	to	to
	12/31/2019	12/31/2019
INVESTMENT INCOME
Dividend income	$1,307,040	$614,744

EXPENSES
Charges for mortality and expense risk, and for
administration	755,701	200,201

NET INVESTMENT INCOME (LOSS)	551,339	414,543

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	101,341	359,751
Net realized gain (loss) on shares redeemed	233,889	15,225
Net change in unrealized appreciation (depreciation) on investments	9,643,880	2,243,559

NET GAIN (LOSS) ON INVESTMENTS	9,979,110	2,618,535

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$10,530,449	$3,033,078

The accompanying notes are an integral part of these financial statements.
A2

FINANCIAL STATEMENTS OF
PRIAC VARIABLE CONTRACT ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST Capital Growth Asset Allocation Portfolio	AST Academic Strategies Asset Allocation Portfolio	AST Balanced Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio	PGIM Balanced Fund (Class Z)
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(82,081)	$(1,611)	$(151,320)	$(65,449)	$124,448
Capital gains distributions received	—	—	—	—	379,712
Net realized gain (loss) on shares redeemed	1,058,247	108,757	556,227	7,955	(394,641)
Net change in unrealized appreciation (depreciation) on investments	405,078	(89,448)	1,697,409	726,140	3,400,973

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	1,381,244	17,698	2,102,316	668,646	3,510,492

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	—	548,578	862,450	1,567,025
Participant loans	—	—	—	—	(8,173)
Participant loan repayments and interest	—	—	—	—	25,183
Surrenders, withdrawals and death benefits	(2,408,095)	(285,984)	(1,037,178)	(287,657)	(2,209,844)
Net transfers between other subaccounts
or fixed rate option	—	—	—	—	(9,142,347)
Other charges	(50)	—	(128)	(47)	(6,626)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER
TRANSACTIONS	(2,408,145)	(285,984)	(488,728)	574,746	(9,774,782)

NET INCREASE (DECREASE) IN NET ASSETS
RETAINED IN THE ACCOUNT	—	—	—	—	—

TOTAL INCREASE (DECREASE) IN NET
ASSETS	(1,026,901)	(268,286)	1,613,588	1,243,392	(6,264,290)

NET ASSETS
Beginning of period	7,445,371	268,286	11,936,518	4,724,905	28,795,141
End of period	$6,418,470	$—	$13,550,106	$5,968,297	$22,530,851

Beginning units	528,506	23,969	845,575	342,868	1,613,987
Units issued	488,012	23,967	857,658	395,471	762,015
Units redeemed	(641,252)	(47,936)	(896,558)	(358,511)	(1,406,636)
Ending units	375,266	—	806,675	379,828	969,366

The accompanying notes are an integral part of these financial statements.
A3

FINANCIAL STATEMENTS OF
PRIAC VARIABLE CONTRACT ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	Vanguard Balanced Index Fund (Institutional Shares)	PGIM 60/40 Allocation Fund (Class R6)
	1/1/2019	1/1/2019
	to	to
	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$551,339	$414,543
Capital gains distributions received	101,341	359,751
Net realized gain (loss) on shares redeemed	233,889	15,225
Net change in unrealized appreciation (depreciation) on investments	9,643,880	2,243,559

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	10,530,449	3,033,078

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	7,691,940	8,890,642
Participant loans	—	—
Participant loan repayments and interest	—	—
Surrenders, withdrawals and death benefits	(10,036,942)	(2,108,661)
Net transfers between other subaccounts
or fixed rate option	—	9,015,877
Other charges	—	(655)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER
TRANSACTIONS	(2,345,002)	15,797,203

NET INCREASE (DECREASE) IN NET ASSETS
RETAINED IN THE ACCOUNT	1,000	—

TOTAL INCREASE (DECREASE) IN NET
ASSETS	8,186,447	18,830,281

NET ASSETS
Beginning of period	52,589,182	3,799,911
End of period	$60,775,629	$22,630,192

Beginning units	3,545,349	385,201
Units issued	298,167	4,005,902
Units redeemed	(435,412)	(2,501,768)
Ending units	3,408,104	1,889,335

The accompanying notes are an integral part of these financial statements.
A4

FINANCIAL STATEMENTS OF
PRIAC VARIABLE CONTRACT ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	AST Capital Growth Asset Allocation Portfolio	AST Academic Strategies Asset Allocation Portfolio	AST Balanced Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio	PGIM Balanced Fund (Class Z)
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$(122,620)	$(4,218)	$(202,795)	$(66,356)	$65,325
Capital gains distributions received	—	—	—	—	1,519,298
Net realized gain (loss) on shares redeemed	480,743	1,377	752,318	140,681	(41,927)
Net change in unrealized appreciation (depreciation) on investments	(969,838)	(25,204)	(1,364,208)	(254,499)	(3,505,480)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(611,715)	(28,045)	(814,685)	(180,174)	(1,962,784)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,139,672	—	752,541	677,689	3,364,236
Participant loans	—	—	—	—	(16,178)
Participant loan repayments and interest	—	—	—	—	45,824
Surrenders, withdrawals and death benefits	(1,431,234)	—	(2,181,719)	(299,068)	(3,637,325)
Net transfers between other subaccounts
or fixed rate option	—	—	—	—	26,866
Other charges	(225)	—	(78)	(97)	(1,046)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER
TRANSACTIONS	(291,787)	—	(1,429,256)	378,524	(217,623)

NET INCREASE (DECREASE) IN NET ASSETS
RETAINED IN THE ACCOUNT	—	—	—	—	—

TOTAL INCREASE (DECREASE) IN NET
ASSETS	(903,502)	(28,045)	(2,243,941)	198,350	(2,180,407)

NET ASSETS
Beginning of period	8,348,873	296,331	14,180,459	4,526,555	30,975,548
End of period	$7,445,371	$268,286	$11,936,518	$4,724,905	$28,795,141

Beginning units	546,261	23,969	941,930	314,747	1,626,721
Units issued	77,434	—	49,725	49,364	182,061
Units redeemed	(95,189)	—	(146,080)	(21,243)	(194,795)
Ending units	528,506	23,969	845,575	342,868	1,613,987

The accompanying notes are an integral part of these financial statements.
A5

FINANCIAL STATEMENTS OF
PRIAC VARIABLE CONTRACT ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	Vanguard Balanced Index Fund (Institutional Shares)	PGIM 60/40 Allocation Fund (Class R6)
	1/1/2018	1/1/2018
	to	to
	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$504,810	$100,725
Capital gains distributions received	—	2,579
Net realized gain (loss) on shares redeemed	30,098	(12,183)
Net change in unrealized appreciation (depreciation) on investments	(2,804,302)	(333,461)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(2,269,394)	(242,340)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	5,125,933	4,306,743
Participant loans	—	—
Participant loan repayments and interest	—	—
Surrenders, withdrawals and death benefits	(8,080,155)	(267,642)
Net transfers between other subaccounts
or fixed rate option	—	—
Other charges	—	—

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER
TRANSACTIONS	(2,954,222)	4,039,101

NET INCREASE (DECREASE) IN NET ASSETS
RETAINED IN THE ACCOUNT	—	—

TOTAL INCREASE (DECREASE) IN NET
ASSETS	(5,223,616)	3,796,761

NET ASSETS
Beginning of period	57,812,798	3,150
End of period	$52,589,182	3,799,911

Beginning units	3,752,019	300
Units issued	277,017	411,083
Units redeemed	(483,687)	(26,182)
Ending units	3,545,349	385,201

The accompanying notes are an integral part of these financial statements.
A6

NOTES TO FINANCIAL STATEMENTS OF
PRIAC VARIABLE CONTRACT ACCOUNT A
December 31, 2019

Note 1:	General

PRIAC Variable Contract Account A (the “Account”) was established under the laws of the State of Connecticut on October 6, 2006 as a separate investment account of the Prudential Retirement Insurance and Annuity Company ("PRIAC"). PRIAC is a wholly-owned subsidiary of The Prudential Insurance Company of America (“Prudential”), which is a wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”). Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the other assets and liabilities of PRIAC. Proceeds from purchases of the variable annuity contracts listed below (individually, a “contract” or "product" and collectively, the “contracts” or "products") are invested in the Account. The portion of the Account’s assets applicable to the contracts is not chargeable with liabilities arising out of any other business PRIAC may conduct.

Prudential Retirement Security Annuity ("PRSA")	Prudential Retirement Security Annuity IV ("PRSA IV")
Prudential Retirement Security Annuity II ("PRSA II")	Prudential Retirement Security Annuity V ("PRSA V")
Prudential Retirement Security Annuity III ("PRSA III")	Prudential Retirement Security Annuity VI ("PRSA VI")

The Account is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended, as a unit investment trust. The Account is used in connection with contracts sold to retirement arrangements that qualify for federal tax benefits under Sections 401(a), 403(b), 408(a), 408A or 457 of the Internal Revenue Code of 1986, as amended. The contracts may be individual annuity contracts or group annuity contracts issued to plan sponsors (individually, a “contract owner” and collectively, the “contract owners”), who make contributions under them on behalf of their participants, or group or individual annuity contracts funding custodial accounts established as individual retirement accounts. Contract owners may also make contributions to their retirement account.

The contracts offer the option to invest in various subaccounts listed below, each of which invests in a corresponding portfolio of either the Advanced Series Trust, the PGIM Balanced Fund, the Vanguard Balanced Index Fund, or the PGIM 60/40 Allocation Fund (collectively, the “Portfolios”). Investment options vary by contract.

The corresponding subaccount names are as follows:

AST Capital Growth Asset Allocation Portfolio	PGIM Balanced Fund (Class Z)
AST Academic Strategies Asset Allocation Portfolio	Vanguard Balanced Index Fund (Institutional Shares)
AST Balanced Asset Allocation Portfolio	PGIM 60/40 Allocation Fund (Class R6)
AST Preservation Asset Allocation Portfolio

There were no mergers during the period ended December 31, 2019.

The Advanced Series Trust is a diversified open-end management investment company, and each portfolio of the Advanced Series Trust is managed by affiliates of Prudential. The PGIM Balanced Fund and the PGIM 60/40 Allocation Fund are diversified open-end balanced mutual funds managed by PGIM Investments LLC ("PGIM Investments"). The Vanguard Balanced Index Fund is an open-end management investment company advised by the Vanguard Group, Inc.

Each subaccount of the Account indirectly bears exposure to the market, credit and liquidity risks of the portfolio in which it invests. These financial statements should be read in conjunction with the financial statements and footnotes of the Portfolios. Additional information on these Portfolios is available upon request to the appropriate companies.

A7

Note 2:	Significant Accounting Policies

The Account is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services-Investment Companies, which is part of the accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. The most significant estimates relate to the valuation of investment in the Portfolios. Subsequent events have been evaluated through the date these financial statements were issued.

Investments - The investments in shares of the Portfolios are stated at the reported net asset value per share of the respective Portfolios, which is based on the fair value of the underlying securities in the respective Portfolios. All changes in fair value are recorded as net change in unrealized appreciation (depreciation) on investments in the Statements of Operations of the applicable subaccounts.

Security Transactions - Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold. Realized gains and losses on security transactions are determined based upon the specific identification method.

Dividend Income and Distributions Received - Dividend and capital gain distributions received are reinvested in additional shares of the Portfolios and are recorded on the ex-distribution date.

Note 3:	Fair Value Measurements

Fair value represents the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative fair value guidance establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:

Level 1 - Fair value is based on unadjusted quoted prices in active markets for identical assets or liabilities that the Account can access.

Level 2 - Fair value is based on significant inputs, other than Level 1 inputs, that are observable for the investment, either directly or indirectly, for substantially the full term of the investment through corroboration with observable market data. Level 2 inputs include the reported net asset value per share of the underlying portfolio, quoted market prices in active markets for similar investments, quoted market prices in markets that are not active for identical or similar investments, and other market observable inputs.

Level 3 - Fair value is based on at least one significant unobservable input for the investment, which may require significant judgment or estimation in determining the fair value.

As of December 31, 2019, management determined that the fair value inputs for all of the Account’s investments, which consist solely of investments in open-end mutual funds registered with the SEC, were considered Level 2.

Note 4:	Taxes

PRIAC is taxed as a “life insurance company” as defined by the Internal Revenue Code. The results of operations of the Account form a part of Prudential Financial’s consolidated federal tax return. No federal, state or local income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements. Prudential management will review periodically the status of the policy in the event of changes in the tax law.

A8

Note 5:	Purchases and Sales of Investments

The aggregate costs of purchases and proceeds from sales, excluding distributions received and reinvested, of investments in the Portfolios for the period ended December 31, 2019 were as follows:

	Purchases	Sales
AST Capital Growth Asset Allocation Portfolio	$—	$2,490,226
AST Academic Strategies Asset Allocation Portfolio	—	287,591
AST Balanced Asset Allocation Portfolio	549,674	1,189,722
AST Preservation Asset Allocation Portfolio	866,690	357,398
PGIM Balanced Fund (Class Z)	1,454,784	11,481,830
Vanguard Balanced Index Fund (Institutional Shares)	4,655,271	7,754,794
PGIM 60/40 Allocation Fund (Class R6)	18,207,704	2,610,987

Note 6:	Related Party Transactions

The Account has extensive transactions and relationships with Prudential and other affiliates. Due to these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties. Prudential Financial and its affiliates perform various services on behalf of the portfolios of the Advanced Series Trust, the PGIM Balanced Fund and the PGIM
60/40 Allocation Fund in which the Account invests and may receive fees for the services performed. These services include, among other things, investment management, subadvisory, shareholder communications, postage, transfer agency and various other record keeping, administrative and customer service functions.

The PGIM Balanced Fund and the PGIM 60/40 Allocation Fund have entered into a management agreement with PGIM Investments, and the Advanced Series Trust has entered into a management agreement with PGIM Investments and AST Investment Services, Inc., both indirect, wholly-owned subsidiaries of Prudential Financial (together, the “Investment Managers”). Pursuant to these agreements, the Investment Managers have responsibility for all investment advisory services and supervise the subadvisers’ performance of such services with respect to the PGIM Balanced Fund, the PGIM 60/40 Allocation Fund and each portfolio of the Advanced Series Trust. The Investment Managers have entered into subadvisory agreements with several subadvisers, including PGIM, Inc., PGIM Limited, Jennison Associates LLC, and QMA LLC (formerly Quantitative Management Associates LLC), each of which are indirect, wholly-owned subsidiaries of Prudential Financial.

The PGIM Balanced Fund and the PGIM 60/40 Allocation Fund have a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), an indirect, wholly-owned subsidiary of Prudential Financial, which acts as the distributor of each class of shares of the PGIM Balanced Fund and the PGIM 60/40 Allocation Fund. Pursuant to distribution and service plans, the portfolio pays PIMS a distribution and service fee for each class of shares of the portfolio other than Class Z and Class R6, which is the class of shares owned by the Account.

The Advanced Series Trust has a distribution agreement with Prudential Annuities Distributors, Inc. (“PAD”), an indirect, wholly-owned subsidiary of Prudential Financial, which acts as the distributor of the shares of each portfolio of the Advanced Series Trust. Distribution and service fees are paid to PAD by most portfolios of the Advanced Series Trust.

Prudential Mutual Fund Services LLC, an affiliate of the Investment Managers and an indirect, wholly-owned subsidiary of Prudential Financial, serves as the transfer agent of the Advanced Series Trust, the PGIM Balanced Fund and the PGIM 60/40 Allocation Fund.

Certain charges and fees of the portfolios of the Advanced Series Trust, the PGIM Balanced Fund and the PGIM 60/40 Allocation Fund may be waived and/or reimbursed by Prudential and its affiliates. Prudential and its affiliates reserve the right to discontinue these waivers/reimbursements at its discretion, subject to the contractual obligations of Prudential and its affiliates.

See the Advanced Series Trust, the PGIM Balanced Fund and the PGIM 60/40 Allocation Fund financial statements for further discussion of such expense and waiver/reimbursement arrangements. The Account indirectly bears the expenses of the portfolios of the Advanced Series Trust, the PGIM Balanced Fund and

A9

Note 6: Related Party Transactions (continued)

the PGIM 60/40 Allocation Fund in which it invests, including the related party expenses disclosed above.

In 2016, Prudential Financial self-reported to the SEC and the U.S. Department of Labor (“DOL”), and notified other regulators, that in some cases it failed to maximize securities lending income for the benefit of certain portfolios of the Advanced Series Trust due to a long-standing restriction benefitting Prudential Financial that limited the availability of loanable securities. Prudential Financial has removed the restriction and implemented a remediation plan for the benefit of customers. As part of Prudential Financial’s review of this matter, in 2018 it further self-reported to the SEC, and notified other regulators, that in some cases it failed to timely process foreign tax reclaims for certain portfolios of the Advanced Series Trust. Prudential Financial has corrected the foreign tax reclaim process and has implemented a remediation plan for the benefit of customers. The DOL’s review of the securities lending matter is closed. In September 2019, Prudential Financial reached a settlement of these matters with the SEC. As part of the settlement Prudential Financial agreed to pay a fine of $5 million and disgorgement of $27.6 million, and consented to the entry of an Administrative Order containing findings that two subsidiaries of Prudential Financial violated certain sections of the Investment Advisers Act of 1940 and the Investment Advisers Act Rules and ordering the subsidiaries to cease and desist from committing or causing any violations and any future violations of those provisions. In reaching this settlement, Prudential Financial neither admitted nor denied the SEC’s findings.

Note 7:	Financial Highlights

PRIAC sells a number of retirement products that are funded through the Account. The contracts have unique combinations of features and fees that are charged against the assets in each subaccount. Differences in the fee structure result in a variety of unit values, expense ratios and total returns.

In the table below, the units, the net assets, the investment income ratio, and the ranges of lowest to highest unit values, expense ratios, and total returns are presented for the products offered by PRIAC and funded through the Account. Only contract designs within the Account that had contract owner units outstanding during the respective periods were considered when determining the ranges, which exclude PRIAC's position in the Account. The summary may not reflect the minimum and maximum contract charges as contract owners may not have selected all available options offered by PRIAC.

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST Capital Growth Asset Allocation Portfolio
December 31, 2019	375	$16.00	to	$17.11	$6,418	0.00%	0.95%	to	1.95%	7.44%	to	20.49%
December 31, 2018	529	$13.35	to	$14.15	$7,445	0.00%	1.45%	to	1.95%	-8.04%	to	-7.57%
December 31, 2017	546	$14.51	to	$15.31	$8,349	0.00%	1.45%	to	1.95%	15.62%	to	16.20%
December 31, 2016	608	$12.55	to	$13.18	$7,996	0.00%	1.45%	to	1.95%	4.78%	to	5.30%
December 31, 2015	614	$11.98	to	$12.51	$7,667	0.00%	1.45%	to	1.95%	-1.41%	to	-0.91%

	AST Academic Strategies Asset Allocation Portfolio
December 31, 2019	—	$12.80	to	$12.85	$—	0.00%	0.95%	to	1.45%	5.70%	to	14.38%
December 31, 2018	24	$11.19	to	$11.19	$268	0.00%	1.45%	to	1.45%	-9.46%	to	-9.46%
December 31, 2017	24	$12.36	to	$12.36	$296	0.00%	1.45%	to	1.45%	10.97%	to	10.97%
December 31, 2016	69	$11.14	to	$11.14	$767	0.00%	1.45%	to	1.45%	4.81%	to	4.81%
December 31, 2015	69	$10.63	to	$10.63	$731	0.00%	1.45%	to	1.45%	-4.61%	to	-4.61%

	AST Balanced Asset Allocation Portfolio
December 31, 2019	807	$15.72	to	$16.81	$13,550	0.00%	0.95%	to	1.95%	6.82%	to	17.70%
December 31, 2018	846	$13.42	to	$14.23	$11,937	0.00%	1.45%	to	1.95%	-6.78%	to	-6.31%
December 31, 2017	942	$14.40	to	$15.19	$14,180	0.00%	1.45%	to	1.95%	12.69%	to	13.25%
December 31, 2016	1,086	$12.78	to	$13.41	$14,470	0.00%	1.45%	to	1.95%	4.25%	to	4.77%
December 31, 2015	1,121	$12.25	to	$12.80	$14,310	0.00%	1.45%	to	1.95%	-1.46%	to	-0.97%

A10

Note 7:	Financial Highlights (continued)

	At the year ended							For the year ended
	Units (000s)		Unit Value Lowest — Highest				Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest				Total Return*** Lowest — Highest
	AST Preservation Asset Allocation Portfolio
December 31, 2019	380		$14.71	to	$15.73		$5,968	0.00%	0.95%	to	1.95%		5.73%	to	13.09%
December 31, 2018	343		$13.07	to	$13.86		$4,725	0.00%	1.45%	to	1.95%		-4.73%	to	-4.25%
December 31, 2017	315		$13.72	to	$14.47		$4,527	0.00%	1.45%	to	1.95%		8.01%	to	8.55%
December 31, 2016	425		$12.70	to	$13.33		$5,649	0.00%	1.45%	to	1.95%		3.49%	to	4.01%
December 31, 2015	445		$12.27	to	$12.82		$5,682	0.00%	1.45%	to	1.95%		-1.79%	to	-1.30%

	PGIM Balanced Fund (Class Z)
December 31, 2019	969		$19.34	to	$24.05		$22,531	1.19%	1.00%	to	1.65%		7.23%	to	18.25%
December 31, 2018	1,614		$17.45	to	$18.26		$28,795	1.64%	1.15%	to	1.65%		-6.75%	to	-6.28%
December 31, 2017	1,627		$18.71	to	$19.48		$30,976	1.52%	1.15%	to	1.65%		12.49%	to	13.05%
December 31, 2016	1,294		$16.64	to	$17.23		$21,892	1.57%	1.15%	to	1.65%		6.35%	to	6.88%
December 31, 2015	1,153		$15.64	to	$16.12		$18,309	1.50%	1.15%	to	1.65%		-0.59%	to	-0.09%

	Vanguard Balanced Index Fund (Institutional Shares)
December 31, 2019	3,408		$17.83	to	$17.83		$60,776	2.25%	1.30%	to	1.30%		20.22%	to	20.22%
December 31, 2018	3,545		$11.29	to	$14.83		$52,589	2.18%	1.08%	to	1.32%		-4.08%	to	-3.86%
December 31, 2017	3,752		$11.74	to	$15.46		$57,813	2.08%	1.08%	to	1.40%		12.35%	to	12.64%
December 31, 2016	3,292		$10.15	to	$13.76		$45,179	2.21%	0.00%	to	1.40%		4.11%	to	7.65%
December 31, 2015	2,671		$9.68	to	$12.83	(2)	$34,272	2.08%	0.00%	to	1.40%		-3.19%	to	-0.88%	(2)

	PGIM 60/40 Allocation Fund (Class R6) (available September 29, 2017)
December 31, 2019	1,889		$11.11	to	$12.23		$22,630	2.97%	1.00%	to	1.65%		9.29%	to	20.86%
December 31, 2018	385		$9.86	to	$9.86		$3,800	4.27%	1.65%	to	1.65%		-5.67%	to	-5.67%
December 31, 2017	—	(1)	$10.50	to	$10.50	(3)	$3	1.50%	0.00%	to	0.00%	(3)	5.01%	to	5.01%	(3)
December 31, 2016	—		$—	to	$—		$—	0.00%	0.00%	to	0.00%		0.00%	to	0.00%
December 31, 2015	—		$—	to	$—		$—	0.00%	0.00%	to	0.00%		0.00%	to	0.00%

*
These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying Portfolios, net of management fees assessed by the fund manager, divided by the average daily net assets, which are calculated for each underlying fee structure based on availability for investment. These ratios exclude those expenses, such as mortality and expense risk and administration charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying Portfolios in which the subaccount invests.

**
These amounts represent the annualized contract expenses of the Account, consisting primarily of mortality and expense risk and administration charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Portfolios are excluded.

*** These amounts represent the total returns for the periods indicated, including changes in the value of the underlying Portfolios, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Product designs within a subaccount with no activity during the period were excluded from the range of total returns for that period. Product designs within a subaccount which were offered after a fiscal year began are included in the range of total returns for that period, and their respective total returns may not correspond to the total returns of a product offering with a comparable expense ratio that was presented for the full period. Contract owners may experience different total returns based on their investment options. Subaccounts with a date notation indicate the effective date of that subaccount in the Account. Total returns for periods less than one year are not annualized. The total return is calculated for each of the five years in the period ended December 31, 2019 or from the effective date of the subaccount through the end of the reporting period.

(1)	Amount is less than 1,000 units and/or $1000 in net assets.

(2)	Amounts for the year ended December 31, 2015 were revised in the December 31, 2016 financial statements to correct previously reported amounts.

A11

Note 7:	Financial Highlights (continued)

(3)	All units were owned by Prudential and no expenses were charged. Inclusion of expenses in the calculation would result in a reduction in the unit value and total return presented.

Note 8:	Charges and Expenses

The following represents the various charges and expenses of the Account which are paid to PRIAC.

Each annuity funded through the Account is subject to specific fees and charges, some of which are deducted as an asset-based charge by the Account, while others are deducted through the redemptions of units, as detailed in the respective prospectuses. Fees and charges may be reduced or eliminated for certain contracts under which, due to economies of scale and other factors, our administrative costs are reduced.

Insurance and Administrative Charge - The insurance and administrative charge is the combination of the mortality and expense risk charges and the administrative charge deducted by the Account. The insurance and administrative charge is expressed as an annual charge; however, the daily equivalent is deducted on a daily basis from the net assets of each subaccount. For the PRSA and PRSA II, each funded through the Account, the maximum insurance and administrative charge is currently 1.6%; currently 0.5% is being charged. For PRSA III, funded through the Account, the maximum Insurance and Administrative charge is 1.75%; currently, 0.65% is being charged. For the PRSA IV, funded through the Account, the maximum insurance and administrative charge is currently 1.75% for Plan Type A and 1.5% for Plan Type B; currently 0.65% is being charged for Plan Type A and there is no charge for Plan Type B. For the PRSA V, funded through the Account, the maximum insurance and administrative charge is currently 1.5%; currently, 0.10% is being charged. For the PRSA VI, funded through the Account, the maximum insurance and administrative charge is currently 1.5%; currently, 0.075% is being charged. The charges are assessed through a reduction in unit values.

Contract Maintenance Charge - A contract maintenance charge of up to $150 per year may be assessed on a quarterly basis. Currently, for each annuity funded through the Account, this charge is waived. This charge may vary by contract type.

Guaranteed Benefit Charges - Each annuity funded through the Account offers a standard guaranteed minimum withdrawal benefit named Prudential IncomeFlex. Each annuity may also offer an optional spousal benefit, which allows the continuation of the Prudential IncomeFlex benefit for the lifetime of an eligible spouse.

For the PRSA and PRSA II, the charge for the standard benefit and optional spousal benefit is deducted on a daily basis from the net assets of each subaccount. The maximum charge for the standard Prudential IncomeFlex benefit is 1.45%; currently 0.95% is being charged. The maximum additional charge for the Spousal Prudential IncomeFlex benefit is 0.6%. Therefore, the maximum total charge for the spousal benefit is 2.05%; currently 1.45% is being charged.

For PRSA III, there is a standard and optional spousal benefit, however, there is no additional charge for the optional spousal benefit, rather there is a reduced insurance benefit. The maximum charge for Prudential IncomeFlex is 1.5%. Currently, 1% is being charged.

For the PRSA IV, there is a standard and optional spousal benefit, however, there is no additional charge for the optional spousal benefit, rather a reduced insurance benefit. For Plan Type A and Plan Type B, the maximum charge for the Prudential IncomeFlex benefit is 1.5%. Currently, for Plan Type A 1% is being charged, for Plan Type B 1.15% is being charged.

For PRSA V, there is a standard and optional spousal benefit, however, there is no additional charge for the optional spousal benefit, rather there is a reduced insurance benefit. The maximum charge for Prudential IncomeFlex is 1.8%; currently, 1.2% is being charged.

For PRSA VI, there is a standard and optional spousal benefit, however, there is no additional charge for the optional spousal benefit, rather there is a reduced insurance benefit. The maximum charge for Prudential IncomeFlex is 1.5%; currently, 1% is being charged.

A12

Note 8:	Charges and Expenses (continued)

These charges are in addition to the other contract level charges and underlying mutual fund operating expenses. Current charges may be lower than these maximums. The charges are assessed through a reduction in unit values.

Transfer Fee - For PRSA and PRSA II, a fee of up to $30 per transfer may be imposed for each transfer in excess of 12 in a contract year. Currently, this fee is waived.

Premium Taxes - Some states and municipalities impose premium based taxes, which currently range from 0% to 3.5%. A charge may be imposed against the Account for these tax obligations.

Participant Loan Charges - For PRSA IV, Prudential charges a loan application fee, the greatest of which currently is $100, which is deducted from the participant account at the time the loan is initiated. Prudential also charges a loan maintenance fee, the greatest of which currently is $60 per year for record keeping and other administrative services provided in connection with the loan. The annualized loan maintenance charge will be prorated based on the number of full months that the loan is outstanding and is generally deducted quarterly. Under certain plans, the plan sponsor may pay loan fees, on behalf of participants in PRSA IV.

For PRSA VI, the Designated Record Keeper charges a loan application fee, the greatest of which currently is $50, which is deducted from the participant account at the time the loan is initiated. The Designated Record Keeper also charges a loan maintenance fee, the greatest of which currently is $25 per year for record keeping and other administrative services provided in connection with the loan. The annualized loan maintenance charge will be prorated based on the number of full months that the loan is outstanding and is generally deducted quarterly.

Note 9:	Other

Contract owner net payments represent contract owner contributions, net of applicable deductions, charges, and state premium taxes.

Participant loans represent amounts borrowed by contract owners using the contract as the security for the loan.

Participant loan repayments and interest represent payments made by contract owners to reduce the total outstanding participant loan principal plus accrued interest.

Surrenders, withdrawals and death benefits are payments to contract owners and beneficiaries made under the terms of the contracts, including amounts that contract owners have requested to be withdrawn or paid to them. In addition, the balance includes timing related adjustments on contract owners transactions, which are funded by the general account in order to maintain appropriate contract owners account balances.

Net transfers between other subaccounts or fixed rate option are amounts that contract owners have directed to be moved among subaccounts, including permitted transfers to and from the guaranteed interest account.

Other charges are contract level charges assessed through the redemption of units as described in Note 8, Charges and Expenses.

Receivable from (Payable to) the Prudential Retirement Insurance and Annuity Company represents the amount PRIAC may owe to or expect to receive from the Account primarily related to processing contract owner payments, surrenders, withdrawals and death benefits, and/or fees. This amount is reflected in the Account’s Statements of Net Assets as either a receivable from or (payable to) PRIAC. The receivable/(payable) has no effect on the contract owner’s account or the related unit value.

A13

Note 10:	Subsequent Events

On March 11, 2020, the World Health Organization declared COVID-19 a pandemic, and national governments have implemented a range of policies and actions to combat it. The extent of the impact of COVID-19 on world economies, and ultimately on the portfolios in which the subaccounts invest, is highly uncertain and cannot be predicted at this time. Management will continue to monitor developments, and their impact on the fair value of the portfolios, which may be materially adversely affected if the financial markets and/or the overall economy are impacted for an extended period.

A14

Report of Independent Registered Public Accounting Firm

To the Board of Directors of
Prudential Retirement Insurance and Annuity Company and
the Contract Owners of PRIAC Variable Contract Account A

Opinions on the Financial Statements

We have audited the accompanying statements of net assets of each of the subaccounts of PRIAC Variable Contract Account A indicated in the table below as of December 31, 2019, the related statements of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the subaccounts of PRIAC Variable Contract Account A as of December 31, 2019, the results of each of their operations for the year then ended, and the changes in each of their net assets for each of the two years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

AST Capital Growth Asset Allocation Portfolio	PGIM Balanced Fund (Class Z)
AST Academic Strategies Asset Allocation Portfolio	Vanguard Balanced Index Fund (Institutional Shares)
AST Balanced Asset Allocation Portfolio	PGIM 60/40 Allocation Fund (Class R6)
AST Preservation Asset Allocation Portfolio

Basis for Opinions

These financial statements are the responsibility of the Prudential Retirement Insurance and Annuity Company management. Our responsibility is to express an opinion on the financial statements of each of the subaccounts of PRIAC Variable Contract Account A based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the subaccounts of PRIAC Variable Contract Account A in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2019 by correspondence with the transfer agents of the investee mutual funds. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP
New York, New York
April 14, 2020

We have served as the auditor of one or more of the subaccounts of PRIAC Variable Contract Account A since 2006.

A15

PRUDENTIAL RETIREMENT INSURANCE
AND ANNUITY COMPANY

STATUTORY FINANCIAL STATEMENTS AND
ADDITIONAL INFORMATION

December 31, 2019, 2018 and 2017
and Report of Independent Auditors

STATUTORY FINANCIAL STATEMENTS AND ADDITIONAL INFORMATION	Page(s)

Report of Independent Auditors	B-3
Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus	B-5
Statutory Statements of Operations and Changes in Capital and Surplus	B-6
Statutory Statements of Cash Flows	B-7
Notes to Statutory Financial Statements	B-8
Annual Statement Schedule 1 - Selected Financial Data	B-72
Supplemental Investments Risks Interrogatories Schedule	B-74
Summary Investment Schedule	B-80

Report of Independent Auditors

To the Board of Directors and Management of
Prudential Retirement Insurance and Annuity Company

We have audited the accompanying statutory financial statements of Prudential Retirement Insurance and Annuity Company which comprise the statutory statements of admitted assets, liabilities and capital and surplus as of December 31, 2019, and 2018, and the related statutory statements of operations and changes in capital and surplus, and of cash flows for the three years then ended.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Connecticut Insurance Department. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on the financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company's preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Connecticut Insurance Department, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the “Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles” paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2019 and 2018, or the results of its operations or its cash flows for the three years then ended.

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and capital and surplus of the Company as of December 31, 2019, and 2018, and the results of its operations and its cash flows for the three years then ended, in accordance with the accounting practices prescribed or permitted by the Connecticut Insurance Department described in Note 1.

Emphasis of Matter

As discussed in Note 8 to the financial statements, the Company has entered into significant transactions with The Prudential Insurance Company of America and other affiliated entities, all related parties. Our opinion is not modified with respect to this matter.

Other Matter

Our audit was conducted for the purpose of forming an opinion on the statutory-basis financial statements taken as a whole. The supplemental Annual Statement Schedule 1- Selected Financial Data, Supplemental Investment Risks Interrogatories Schedule and Summary Investment Schedule (collectively, the “supplemental schedules”) of the Company as of December 31, 2019 and for the year then ended are presented to comply with the National Association of Insurance Commissioners’ Annual Statement Instructions and Accounting Practices and Procedures Manual and for purposes of additional analysis and are not a required part of the statutory-basis financial statements. The supplemental schedules are the responsibility of management and were derived from and relate directly to the underlying accounting and other records used to prepare the statutory-basis financial statements. The supplemental schedules have been subjected to the auditing procedures applied in the audit of the statutory-basis financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the statutory-basis financial statements or to the statutory-basis financial statements themselves and other additional procedures, in accordance with auditing standards generally accepted in the United States of America. In our opinion, the supplemental schedules are fairly stated, in all material respects, in relation to the statutory-basis financial statements taken as a whole.

/s/PricewaterhouseCoopers LLP
Hartford, Connecticut
April 7, 2020

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

STATUTORY STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND CAPITAL AND SURPLUS

	December 31,
	2019	2018
	(in thousands)
ASSETS

Bonds	$19,506,236	$20,286,570
Preferred stocks	70,800	70,800
Common stocks	5,602	11,640
Mortgage loans on real estate	5,374,560	5,154,348
Cash and short-term investments	286,790	235,768
Derivatives	307,564	260,349
Other invested assets	188,487	181,012
Total cash and invested assets	25,740,039	26,200,487

Accrued investment income	160,290	165,917
Federal income tax receivable	8,646	5,892
Net deferred tax asset	56,017	55,337
Other assets	167,354	128,879
Separate account assets	54,853,502	43,326,640

TOTAL ASSETS	$80,985,848	$69,883,152

LIABILITIES, CAPITAL AND SURPLUS

Liabilities
Deposit type contracts	$23,328,657	$23,756,820
Future policy benefits and claims	835,663	812,411
Asset valuation reserve	238,296	231,621
Interest maintenance reserve	42,134	65,380
Cash collateral for loaned securities	17,678	64,436
Derivatives	126,835	132,341
Other liabilities	366,142	412,320
Separate account liabilities	54,852,441	43,325,531
Total liabilities	79,807,846	68,800,860

Capital and Surplus
Common capital stock	2,500	2,500
Gross paid in and contributed surplus	943,498	943,498
Unassigned surplus	232,004	136,294
Total capital and surplus	1,178,002	1,082,292

TOTAL LIABILITIES, CAPITAL AND SURPLUS	$80,985,848	$69,883,152

See Notes to Statutory Financial Statements

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

STATUTORY STATEMENTS OF OPERATIONS AND CHANGES IN CAPITAL AND SURPLUS

	Years Ended December 31,
	2019	2018	2017
	(in thousands)
REVENUE

Premiums and annuity considerations	$1,209,304	$1,082,422	$884,325
Net investment income	811,672	802,725	847,882
Income from separate account investment management fees	291,181	299,631	289,142
Other income	234,311	220,815	213,420
Total Revenue	2,546,468	2,405,593	2,234,769

BENEFITS AND EXPENSES

Annuity benefits	732,537	691,153	633,535
Surrenders, benefits and fund withdrawals	509,957	388,485	288,996
Net change in reserves	(143)	(64,013)	(12,764)
Commissions	10,085	12,580	11,537
Net transfer to separate accounts	29,232	15,986	20,929
Interest on contracts or deposit-type contract funds	696,260	706,973	677,955
General insurance expenses	521,746	495,855	489,026
Total Benefits and Expenses	2,499,674	2,247,019	2,109,214

Operating gain before income taxes	46,794	158,574	125,555
Income tax (benefit)/expense	(47,330)	(7,373)	8,899

Income from Operations	94,124	165,947	116,656
Net realized capital (losses)	(56,935)	(30,660)	(16,202)

NET INCOME	$37,189	$135,287	$100,454

CAPITAL AND SURPLUS

Capital and Surplus, beginning of year	$1,082,292	$1,056,763	$1,020,490
Change in common stock and gross paid in and contributed surplus	—	—	(90,000)
Dividend to stockholder	(50,000)	(115,000)	—
Net income	37,189	135,287	100,454
Change in net unrealized capital gains/(losses)	103,853	(26,363)	12,991
Change in net deferred income tax	(1,414)	(4,211)	(52,658)
Change in non-admitted assets	33,674	34,632	105,649
Change in asset valuation reserve	(6,676)	107	(40,532)
Other changes, net	(20,916)	1,077	369
Change in unassigned surplus	95,710	25,529	36,273
CAPITAL AND SURPLUS, END OF YEAR	$1,178,002	$1,082,292	$1,056,763

See Notes to Statutory Financial Statements

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

STATUTORY STATEMENTS OF CASH FLOWS

	Years Ended December 31,
	2019	2018	2017
	(in thousands)
CASH FLOWS FROM OPERATING ACTIVITIES

Premiums and annuity considerations	$1,183,581	$1,079,886	$867,507
Net investment income	840,132	849,011	907,120
Other income	525,599	520,496	502,603
Separate account transfers	(29,149)	(16,081)	(20,806)
Benefits and claims paid	(1,193,750)	(1,073,446)	(905,233)
Federal income taxes	51,472	13,168	(18,561)
Other operating expenses	(547,875)	(499,993)	(491,454)
Net cash provided by operating activities	830,010	873,041	841,176

CASH FLOWS FROM INVESTING ACTIVITIES

Proceeds from investments sold, matured, or repaid
Bonds	4,273,551	4,307,228	3,123,362
Stocks	6,337	3,092	875
Mortgage loans on real estate	871,131	1,171,175	728,363
Other invested assets	4,962	14,545	25,511
Miscellaneous proceeds	13,131	23,000	35,832
Payments for investments acquired
Bonds	(3,504,555)	(4,294,452)	(3,242,650)
Stocks	—	(133)	(43,559)
Mortgage loans on real estate	(1,074,900)	(1,045,751)	(963,276)
Other invested assets	(14,400)	(5,795)	(6,430)
Miscellaneous payments	(44,353)	(16,038)	(21,341)
Net cash provided by/(used in) investing activities	530,904	156,871	(363,313)

CASH FLOWS FROM FINANCING ACTIVITIES

Dividend to stockholder	(50,000)	(115,000)	—
Capital and paid in surplus	—	—	(90,000)
Net deposits on deposit-type contracts and other insurance liabilities	(1,124,423)	(759,134)	(691,956)
Other financing activities	(135,469)	(216,202)	(76,240)
Net cash used in financing activities	(1,309,892)	(1,090,336)	(858,196)

Net change in cash and short-term investments	51,022	(60,424)	(380,333)
Cash and short-term investments, beginning of year	235,768	296,192	676,525

CASH AND SHORT-TERM INVESTMENTS, END OF YEAR	$286,790	$235,768	$296,192

The Statutory Statement of Cash Flows excludes the following non-cash transactions:

Reclass of an affiliated investment from bonds to other invested assets	$—	$—	$116,000

See Notes to Statutory Financial Statements

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

1. BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND PRINCIPLES

1A. Business
Prudential Retirement Insurance and Annuity Company (the “Company”) is a wholly owned subsidiary of The Prudential Insurance Company of America (“Prudential Insurance”), which in turn is an indirect wholly owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”). On April 1, 2004, Connecticut General Life Insurance Company (“CGLIC”) sold the retirement business of CIGNA Corporation for $2.12 billion to Prudential Insurance. The sale of this business included the purchase by Prudential Insurance of all the shares of CIGNA Life Insurance Company. Concurrent with the acquisition, CIGNA Life Insurance Company entered into reinsurance arrangements with wholly-owned subsidiaries of CIGNA Corporation (collectively, “CIGNA”) to effect the transfer of the retirement business included in the transaction to Prudential Insurance. Subsequent to the sale, the name of CIGNA Life Insurance Company was changed to Prudential Retirement Insurance and Annuity Company.
The Company provides retirement investment and income products and services to public, private, and not-for-profit organizations. Specifically, the Company offers plan sponsors and their participants a broad range of products and services to assist in the delivery and administration of qualified and non-qualified defined contribution and defined benefit retirement plans, including recordkeeping and administrative services, comprehensive investment offerings and advisory services to assist plan sponsors in managing fiduciary obligations. The Company also offers products that provide pension risk transfer solutions, as pension plan sponsors seek to manage their risk exposure.

1B.	Accounting Practices
The Company, domiciled in the state of Connecticut, prepares its statutory financial statements in accordance with accounting practices prescribed or permitted by the Connecticut Insurance Department (the “CT Department”). Prescribed statutory accounting practices (“SAP”) include publications of the National Association of Insurance Commissioners (“NAIC”), state laws, regulations and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed by the department.
The Company prepares its statutory financial statements in accordance with accounting practices prescribed or permitted by the Department. The State of Connecticut requires that insurance companies domiciled in the State of Connecticut prepare their statutory basis financial statements in accordance with NAIC SAP, subject to any deviations prescribed or permitted by the Department (“Connecticut SAP”). The Company’s statutory accounting policies differ from the Manual due to deviations prescribed and permitted by the Department.

The following is a summary of accounting practices permitted by the Department and reflected in the Company’s statutory financial statements:

•
On June 8, 2004, the Company received the approval of the Department to record the $1.18 billion deferred gain associated with the assumption reinsurance agreements between CGLIC and the Company in the interest maintenance reserve ("IMR") and to amortize the deferred gain in a manner consistent with the relevant annual statement instructions for IMR. On April 1, 2006, in accordance with the approved permitted practice, the Company recorded an additional $127 million deferred gain associated with the defined benefit guaranteed-cost block of business. Had the deferred gains been established as a liability limited to an amortization period of 10 years in accordance with the guidance of SSAP No. 61R, “Life, Deposit-Type and Accident and Health Reinsurance” ("SSAP No. 61R"), and not included in the IMR, it would have created a material distortion in the analysis of the adequacy of statutory reserves conducted annually by the Company's Appointed Actuary.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

A reconciliation of the Company’s net income and capital and surplus between NAIC SAP and practices prescribed and permitted by the Department is shown below:

	SSAP #	F/S Page	F/S Line	12/31/2019	12/31/2018	12/31/2017

				(in thousands)
Net Income, Connecticut state basis (Page 4, Net Income)	XXX	XXX	XXX	$37,189	$135,287	$100,454
State Prescribed Practices that are an increase/(decrease) from NAIC SAP:
State Permitted Practices that are an increase/(decrease) from NAIC SAP:
Deferred Loss Assumption Reinsurance	61R	4	Net investment income	(6,413)	(7,588)	(8,606)
Net Income, NAIC SAP	XXX	XXX	XXX	$30,776	$127,699	$91,848

Statutory Surplus, Connecticut state basis (Page 3, Total Capital and Surplus)	XXX	XXX	XXX	$1,178,002	$1,082,292	$1,056,763
State Prescribed Practices that are an increase/(decrease) from NAIC SAP:
State Permitted Practices that are an increase/(decrease) from NAIC SAP:
Deferred Gain from Assumption Reinsurance	61R	3	Interest maintenance reserve	55,782	62,194	69,783
Statutory Surplus, NAIC SAP	XXX	XXX	XXX	$1,233,784	$1,144,486	$1,126,546

1C.    Use of Estimates

The preparation of financial statements in conformity with SAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates.

The most significant estimates include those used in determining valuation of investments including derivatives (in the absence of quoted market values) and the recognition of other-than-temporary impairments; aggregate reserves including guarantees; provision for income taxes and valuation of deferred tax assets; and reserves for contingent liabilities, including reserves for losses in connection with unresolved legal matters.

1D.    Accounting Policy

In addition, the Company uses the following accounting policies:

(1)
Cash includes cash on deposit and cash equivalents. Cash equivalents are short-term, highly liquid investments, with original maturities of three months or less, that are both readily convertible to known amounts of cash and so near their maturity that they represent insignificant risk of changes in value because of changes in interest rates. Cash equivalents also include money market funds. They are stated at amortized cost which approximates fair value.

Short-term investments primarily consist of highly liquid debt instruments with a remaining maturity of twelve months or less and greater than three months when purchased. They are stated at amortized cost, which approximates fair value.

(2)
Bonds, which consist of long-term bonds, are stated primarily at amortized cost in accordance with the valuation prescribed by the Department and the NAIC. Bonds rated by the NAIC are classified into six categories ranging from highest quality bonds to those in or near default. Bonds rated in the top five categories are generally valued at amortized cost while bonds rated in the lowest category are valued at the lower of amortized cost or fair market value.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

The Company follows both the prospective and retrospective methods for amortizing bond premium and discount. Both methods require the recalculation of the effective yield at each reporting date if there has been a change in the underlying assumptions. For the prospective method, the recalculated yield will equate the carrying amount of the investment to the present value of the anticipated future cash flows. The recalculated yield is then used to accrue income on the investment balance for subsequent accounting periods. There are no accounting changes in the current period unless the undiscounted anticipated cash flow is less than the carrying amount of the investment. For the retrospective method, the recalculated yield is the rate that equates the present value of actual and anticipated future cash flows with the original cost of the investment. The current balance of the investment is increased or decreased to the amount that would have resulted had the revised yield been applied since inception and investment income is correspondingly decreased or increased.

For other than temporary impairments, the cost basis of the bond excluding loan-backed and structured securities is written down to fair market value as a new cost basis and the amount of the write down is accounted for as a realized loss.

The Company does not hold any bonds that utilize the systematic value measurement method approach for SVO-Identified investments.
Loan-backed and structured securities are primarily carried at amortized cost. For loan-backed and structured securities, the effective yield is based on estimated cash flows, including prepayment assumptions based on data from widely accepted third-party data sources or internal estimates. For high credit quality loan-backed and structured securities (those rated AA or above), cash flows are provided quarterly, and the amortized cost and effective yield of the security are adjusted as necessary to reflect historical prepayment experience and changes in estimated future prepayments. The adjustments to amortized cost for those securities rated AA or above are recorded in accordance with the retrospective method. For loan-backed and structured securities rated below AA, the effective yield is adjusted prospectively for any changes in estimated cash flows.
The NAIC designations for non-agency residential mortgage-backed securities (“RMBS”), including asset-backed securities collateralized by sub-prime mortgages, are based on security level expected losses as modeled by an independent third party (engaged by the NAIC) and the statutory carrying value of the security, including any purchase discounts or impairment charges previously recognized. The model used in determining NAIC designations was updated and utilized for reporting as of December 31, 2019 and 2018.

Similar to the change for RMBS, the NAIC designations for commercial mortgage-backed securities ("CMBS") are based on security level expected losses as modeled by an independent third party (engaged by the NAIC) and the statutory carrying value of the security, including any purchase discounts or impairment charges previously recognized. The model used in determining NAIC designations was updated and utilized for reporting as of December 31, 2019 and 2018.

(3)
Common stocks include unaffiliated common stocks and investments in subsidiaries. See (6) below for information related to investments in subsidiaries. Unaffiliated common stocks are carried at fair value. Dividends are recognized in net investment income on the ex-dividend date.

(4)
Preferred stocks include unaffiliated preferred stocks and investments in subsidiaries. See (6) below for information related to investments in subsidiaries. Preferred stocks rated by the NAIC are classified into six categories ranging from highest quality preferred stocks to those in or near default. Preferred stocks rated in the top three categories are generally valued at cost while preferred stocks rated in the lower three categories are valued at lower of cost or fair value. For other-than-temporary impairments, the cost basis of the preferred stock is written down to fair market value as a new cost basis and the amount of the write down is recorded for as a realized loss.

(5)
Mortgage loans on real estate ("Mortgage loans") are stated primarily at unpaid principal balances, net of unamortized premiums and discounts and impairments. Impaired loans are identified by management as loans when it is considered probable that all amounts due according to the contractual terms of the loan agreement will not be collected. These loans are recorded based on the fair value of the collateral less estimated costs to obtain and sell. The difference between the net value of the collateral and the recorded investment in the mortgage loan is recognized as an impairment by creating a valuation allowance with a corresponding charge to unrealized loss or by adjusting an existing valuation allowance for the impaired loan with a corresponding charge or credit to unrealized gain or loss. Other than temporary impairments are then recognized as a realized loss in net income.

Interest received on impaired loans, including loans that were previously modified in a troubled debt restructuring, is generally either applied against the principal or reported as revenue, according to management’s judgment as to the collectability of principal.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

Management discontinues accruing interest on impaired loans after the loans are 90 days delinquent as to principal or interest, or earlier when management has substantial doubts about collectability. When this interest is deemed uncollectible, it is reversed against interest income on loans for the current period. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where interest has been interrupted for a substantial period, a regular payment performance has been established.

(6)
Investments in subsidiaries are accounted for using the equity method as defined in SSAP No. 97, Investments in Subsidiary, Controlled and Affiliated Entities (“SCA”), a Replacement of SSAP No. 88 (“SSAP No. 97”). Investments in insurance subsidiaries are recorded based on the underlying audited statutory equity of the respective entity's financial statements, adjusted for unamortized goodwill as provided for in SSAP No. 68, Business Combinations and Goodwill (“SSAP No. 68”). Investments in non-insurance subsidiaries that do not engage in certain transactions or activities, per paragraph 8b ii of SSAP No. 97 are recorded based on audited U.S. GAAP equity of the investee. The subsidiaries' change in net assets, excluding capital contributions and distributions, is included in “Change in net unrealized capital gains (losses)”. Dividends or distributions received from the investee are recognized in "Net investment income" when declared to the extent they are not in excess of undistributed accumulated earnings attributed to the Company's investment. The Company does not have any investments in subsidiaries as defined in SSAP No. 97.

(7)
Other invested assets include primarily the Company's investments in joint ventures, limited liability companies ("LLCs") and other forms of partnerships. These investments are accounted for using an equity method as defined in SSAP No. 97. These investments are valued based on the underlying audited U.S GAAP equity of the investee, or permitted alternatives as defined in SSAP No.48, "Joint Ventures, Partnerships and Limited Liability Companies."

(8)
Derivatives used by the Company include swaps, futures, forwards, and options and may be exchange-traded or contracted in the over-the-counter market. Derivative instruments used in hedging transactions that meet the criteria of a highly effective hedge are considered an effective hedge and are permitted to be valued and reported in a manner that is consistent with the hedged asset or liability. To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated risk of the hedged item.  Effectiveness of the hedge is formally assessed at inception and throughout the life of the hedging relationship. Derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge, or that meet the required criteria but the Company has chosen not apply hedge accounting, are accounted for at fair value and the changes in fair value are recorded through “Change in net unrealized gains (losses).” Derivatives are reported as either assets or liabilities within “Derivatives.”  See Note 6 for additional disclosures.

(9)
Repurchase agreements and reverse repurchase agreements are agreements between a seller and a buyer, whereby the seller of securities sells and simultaneously agrees to repurchase the same or substantially the same securities from the buyer at an agreed upon price and, usually, at a stated date as defined in Transfers and Servicing of Financial Assets and Extinguishments of Liabilities ("SSAP No. 103"). Repurchase agreements (securities sold under agreements to repurchase) are generally accounted for as secured borrowings. The assets transferred are not removed from the balance sheet, the cash collateral received is invested and reported on the balance sheet and accounted for based on the type of investment. For reverse repurchase agreements (securities purchased under agreements to resell), an asset is recorded in “Cash and short term investments” to reflect the receivable from the counterparty. Dollar repurchase agreements and reverse dollar repurchase agreements involve debt instruments that are pay-through securities collateralized with GNMA, FNMA and FHLMC and similar securities. The Company typically uses "to be announced" ("TBAs") securities in the dollar repurchase and reverse dollar repurchase agreements which are accounted for as derivatives. Dollar repurchase and reverse dollar repurchase agreements are reported in "Derivatives" with the change in value reported as "Change in net unrealized capital gains/(losses)". "Net realized capital gains/(losses)" are recorded upon termination of the agreements.

(10)
Securities lending transactions are transactions where the Company loans securities to a third party, primarily large brokerage firms. These transactions are accounted for as secured borrowings. Cash collateral received is invested and reported on the balance sheet and accounted for based on the type of investment. A liability to return collateral received is reported in “Cash collateral for loaned securities”.

(11) Net realized capital gains (losses) are computed using the specific identification method. Net realized investment gains and losses are generated from numerous sources, including the sale of bonds, stocks, other type of investments, as well as adjustments to the cost basis of investments for other-than-temporary impairments. Realized investment gains and losses are also generated from the termination of derivatives that do not qualify for hedge accounting. In addition, when realized gains or losses on interest-rate related derivatives are recognized, they are amortized through IMR. Investments carried at amortized cost are adjusted for impairments considered other-than-temporary. All bonds, preferred stocks and common stocks with unrealized losses are subject to review to identify other-than-temporary impairments in value. Under SAP, several factors must be considered to determine whether a decline in value of a security is other-than-temporary, including:

a)	the reasons for the decline in value (credit event, currency or interest related, including general spread widening);

b)	a company’s ability and intent to hold its investment for a period of time to allow for recovery of value;

c)	a company’s intent to sell its investment before recovery of the cost of the investment;

d)	the financial condition of and near-term prospects of the issuer; and

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

e)	for stocks, the extent and duration of the decline.

For stocks, when it is determined that there is an other-than-temporary impairment, the Company records a write down in the Statement of Operations and Changes in Capital and Surplus within "Net realized capital gains/(losses)" to the estimated fair value, which reduces the cost basis. The new cost basis of an impaired security is not adjusted for subsequent increases in the estimated fair value. Estimated fair values for publicly traded common stock are based on quoted market prices or prices obtained from independent pricing services. Estimated fair values for privately traded common stock are determined using valuation and discounted cash flow models that require a substantial level of judgment.

For bonds, excluding loan-backed and structured securities, when it is determined that there is an other-than-temporary impairment, the Company records a write down to the estimated fair value of the bond, which reduces its amortized cost. Credit event related impairments are recorded in the Statement of Operations and Changes in Capital and Surplus within "Net realized capital gains/(losses)" and applied to the AVR, and interest related impairments are directly applied to the IMR, on a post tax basis. The AVR is used to stabilize surplus from fluctuations in the market value of bonds, stocks, mortgage loans, real estate, limited partnerships and other investments. Changes in the AVR are accounted for as direct increases or decreases in surplus. The IMR captures interest related realized gains and losses on sales of bonds (net of taxes), preferred stocks, mortgage loans, interest related other-than-temporary impairments (net of taxes) and realized gains or losses on terminated interest rate related derivatives (net of taxes) which are amortized into net income over the expected years to maturity of the investments sold or the item being hedged by the derivative using the grouped method.

The new cost basis of an impaired bond is not adjusted for subsequent increases in estimated fair value. Estimated fair values for bonds, other than private placement bonds, are generally based on quoted market prices or prices obtained from independent pricing services. Estimated fair values for private placement bonds are typically determined by using a discounted cash flow model, which relies upon the average of spread surveys collected from private market intermediaries who are active in both primary and secondary transactions and takes into account, among other factors, the credit quality of the issuer and the reduced liquidity associated with private placements. In determining the fair value of certain securities, including those that are distressed, the discounted cash flow model may also use unobservable inputs, which reflect management’s own assumptions about the inputs market participants would use in pricing the asset.

For loan-backed and structured securities, when an-other-than-temporary impairment has occurred because the Company does not expect to recover the entire amortized cost basis of the security, even if the Company has no intent to sell and the Company has the intent and ability to hold to recovery, the amount of the other-than-temporary impairment recognized as a realized loss shall equal the difference between the investment's amortized cost basis and the present value of cash flows expected to be collected, discounted at the loan-backed or structured security's effective interest rate. Additionally, the amortized cost of the security, less the other-than-temporary impairment recognized as a realized loss, shall become the new amortized cost basis of the investment. When the Company has the intent to sell or cannot assert ability and intent to hold to recovery, the security is impaired to the fair value basis.

(12)
Separate account assets and liabilities are generally reported at estimated fair value and represent segregated funds, which are invested for certain policyholders, pension funds and other customers. However, there are some separate account assets and liabilities that support products with guarantees and are carried at the same basis as the general account. The assets consist primarily of common stocks, long-term bonds, real estate, mortgages and short-term investments. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. The liabilities include reserves established to meet withdrawal and future benefit payment contractual provisions. Investment risks associated with fair value changes are generally borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Mortality, policy administration and surrender charges on the accounts are included in "Income from separate account investment management fees" and “Other income” on the Statutory Statement of Operations and Changes in Capital and Surplus. Separate Account premiums are income transfers to the separate account, while separate account benefits, surrenders, reserve transfers and other policyholder charges are expense transfers from the separate account. The net amount of this separate account transfer to and from activity is recorded through "Net transfer to separate accounts" in the Statutory Statements of Operations and Changes in Capital and Surplus. Accrued separate account transfer activity is recorded through "Other liabilities" on the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus page.

(13) Life premiums are recognized as revenue when due from policyholders under the terms of the insurance contract. Annuity considerations are recognized as revenue when received. Expenses incurred in connection with acquiring new insurance business, including acquisition costs such as sales commissions, are charged to operations as incurred.
(14) Policy reserves are generally based on mortality or morbidity tables and valuation interest rates, which are consistent with statutory requirements and are designed to be sufficient to provide for contractual guaranteed benefits. The Company generally holds reserves greater than those developed using minimum statutory reserving rules. In addition, the Appointed Actuary performs asset adequacy analysis annually to determine whether the policy reserves established are adequate in light of the assets supporting them.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

(15) Asset valuation reserve ("AVR") is based upon a formula prescribed by the NAIC and is established as a liability to offset potential non-interest related investment losses. Changes in the AVR are charged or credited directly to surplus.
(16) Income tax expense is based upon taxes currently payable and changes in deferred taxes are reported in surplus. The deferred tax asset is subject to admissibility limits.
(17) The Company participates in reinsurance and follows the accounting and reporting principles in Statement of Statutory Account Principle No. 61R, Life, Deposit-Type and Accident and Health Reinsurance.
(18) Deposit-type contracts do not incorporate mortality or morbidity risk and under statutory accounting principles are not accounted for as insurance contracts. Amounts received as payments for deposit-type contracts are recorded directly to "Deposit-type contracts", and are not reported as revenue.
(19) "Other assets" include premiums due and deferred, receivables from parents, subsidiaries, and affiliates, and guaranty funds receivable or on deposit. "Other liabilities" include general expenses due and accrued, life contract claims, payables to parent, subsidiaries, and affiliates, payable for securities, liability collateral related to derivatives, amounts withheld or retained by company as agent or trustee and remittances and items not allocated.
(20) The NAIC “Accounting Practices and Procedures Manual” (“NAIC SAP” or the "Manual") reporting differs from accounting principles generally accepted in the United States of America (“GAAP”). NAIC SAP is designed to address the concerns of regulators. GAAP is designed to meet the varying needs of the different users of financial statements.
NAIC SAP is considered to be more conservative than GAAP in certain respects and attempts to determine at the financial statement date an insurer’s ability to pay claims in the future. GAAP, on the other hand, is focused on measurement of emerging earnings of a business from period to period, by matching revenue to expense.
NAIC SAP and Connecticut SAP differ from GAAP in certain aspects, which in some cases may be material. The primary differences between SAP and GAAP are noted below:

•
Under SAP, financial statements of subsidiaries are not consolidated with its parent company. The equity value of the subsidiaries are recorded as preferred stock, common stock and other invested assets.

•
Under SAP, policy acquisition costs, such as commissions, and other costs incurred in connection with acquiring new business, are expensed when incurred; under GAAP, certain costs are deferred and amortized either over the expected lives of the contracts or based on the level and timing of either gross margins, gross profits or gross premiums, depending on the type of contract.

•
Under SAP, the Commissioner Reserve Valuation Method ("CRVM") is used for the majority of individual insurance reserves; under GAAP, individual insurance policyholder liabilities for traditional forms of insurance are generally established using the net level premium method. For interest-sensitive policies, a liability for policyholder account balances is established under GAAP based on the contract value that has accrued to the benefit of the policyholder. Policy valuation assumptions used in the estimation of policyholder liabilities are generally prescribed under SAP; under GAAP, policy valuation assumptions are based upon best estimates as of the date the policy is issued, with provisions for the risk of adverse deviation.

•
Under SAP, the Commissioner Annuity Reserve Valuation Method ("CARVM") is used for the majority of individual deferred annuity reserves; under GAAP, individual deferred annuity policyholder liabilities are generally equal to the contract value that has accrued to the benefit of the policyholder, in addition to liabilities for certain guarantees under variable annuity contracts.

•
Under SAP, reinsurance reserve credits taken by ceding entities as a result of reinsurance contracts are netted against the ceding entity’s policy and claim reserves and unpaid claims; under GAAP, reinsurance recoverables are reported as assets.

•
Under SAP, IMR is established to capture realized investment gains and losses, net of tax, on the sale of bonds and interest-related other-than-temporary impairment of bonds resulting from changes in the general levels of interest rates, and is amortized into income over the remaining years to expected maturity of the assets sold or impaired; under GAAP, no such reserve is required.

•
Under SAP, AVR based upon a formula prescribed by the NAIC is established as a liability to offset potential non-interest related investment losses, and changes in the AVR are charged or credited directly to surplus; under GAAP, no such reserve is required.

•
Under SAP, investments in bonds and preferred stocks are generally carried at amortized cost; under GAAP, investments in bonds and preferred stocks, other than those classified as held to maturity, are carried at fair value.

•	Under SAP, changes in fair value of equity investments are reported in surplus; under GAAP, changes in fair value of equity investments are reported in net income.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

•
Under SAP, certain assets designated as non-admitted are excluded from assets by a direct charge to surplus; under GAAP, such assets are carried on the balance sheet with appropriate valuation allowances.

•
Under SAP, an extraordinary distribution approved by the Company’s regulator may be recorded as a return of capital; under GAAP, the distribution is recorded as a dividend when the Company has undistributed retained earnings.

•	Under SAP, goodwill is subject to admissibility limits and is amortized over a period not to exceed ten years; under GAAP, goodwill is subject to impairment testing and not amortized.

•
Under SAP, income tax expense is based upon taxes currently payable. Changes in deferred taxes are reported in surplus; where as under GAAP, changes in deferred taxes are generally recorded in income tax expense. In addition, the deferred tax asset under SAP is subject to admissibility limits.

•
Under SAP, interest-related other-than-temporary impairments for bonds are determined based primarily upon the Company’s intent to sell or inability to assert its intent and ability to hold the security until recovery; under GAAP, other than-temporary impairments for debt securities are based primarily upon whether the Company intends to sell the security or more likely than not will be required to sell the security before recovery of its amortized cost basis.

•
Under SAP, certain contracts, in particular deferred annuities with mortality risk, are considered "life contracts" and, accordingly, premiums associated with these contracts are reported as revenues. Under GAAP, the Company's deferred annuities are classified as either 'insurance contracts' or 'investment contracts' and accordingly, for those annuities classified as investment contracts, premiums are not reported as revenues under GAAP. Amounts received for investment contracts are not reported as policy liabilities and insurance revenues.

•
Under SAP, an embedded derivative instrument shall not be separated from the host contract and accounted for separately as a derivative instrument; under GAAP, the accounting and bifurcation for embedded derivatives follows Accounting Standards Codification (“ASC”) 815, “Derivatives and Hedging”, with the change in fair value during each reporting period recorded within “Realized investment gains (losses).”

1E.    Income Taxes
The Company files a consolidated federal income tax return with Prudential Financial. The Internal Revenue Code of 1986, as amended (the “Code”), taxes the Company on operating income after dividends to policyholders plus realized gains/losses.

Statement of Statutory Accounting Principles No. 101, Income Taxes ("SSAP No. 101"), provides regulatory-based thresholds that determine the reversal period and statutory surplus limitations that the Company must use in computing its net admitted deferred tax asset (“DTA”). In addition, SSAP No. 101 provides specific guidance for accounting for uncertain tax positions and requires additional disclosure regarding the impact of tax planning strategies on the net admitted DTA.

Deferred income taxes are recognized in accordance with SSAP No. 101, based upon enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. Tax planning strategies are relied upon in limited circumstances to support the admissibility of deferred tax assets in accordance with SSAP No. 101. Income from sources outside the United States is taxed under applicable foreign statutes. Pursuant to a tax allocation arrangement, total federal income tax expense is determined on a separate company basis. Members with losses record current tax benefits to the extent such losses are recognized in the consolidated federal tax return.

In December 2017, the Securities and Exchange Commission (SEC) staff issued "SAB 118, Income Tax Accounting Implications of the Tax Cuts and Jobs Act" ("SAB 118"), which allows the registrants to record provisional amounts during a 'measurement period' not to extend beyond one year. On February 8, 2018, the NAIC's SAP Working Group issued INT 18-01, Updated Tax Estimates under the Tax Cuts and Jobs Act of 2017 (“Tax Act of 2017”), which adopts concepts from SAB 118 related to "complete" and "incomplete" estimates and those items for which a reasonable estimate cannot be determined. See Note 7 to the Financial Statements for a discussion of provisional amounts related to the Tax Act of 2017 included in "Total incurred income tax expense" in 2017 and adjustments to provisional amounts recorded in 2018.

2.    ACCOUNTING CHANGES AND CORRECTIONS OF ERRORS
The State of Connecticut requires that insurance companies domiciled in the State of Connecticut prepare their statutory basis financial statements in accordance with the NAIC Accounting Practices and Procedures manual (the "Manual"), subject to any deviations prescribed or permitted by the Department.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

Accounting changes adopted to conform to the provisions of the Manual are reported as changes in accounting principles. The cumulative effect of changes in accounting principles is reported as an adjustment to unassigned funds (surplus) in the period of the change in accounting principle. The cumulative effect is the difference between the amount of capital and surplus at the beginning of the year and the amount of capital and surplus that would have been reported at that date if the new accounting principles had been applied retroactively for all prior periods.

The Company had no material accounting changes adopted or corrections of prior period errors during 2019, 2018 and 2017.

3.    INVESTMENTS

3A.      Bonds and stocks

The Company invests in both investment grade and non-investment grade public and private bonds. The Securities Valuation Office (“SVO”) evaluates the investments of insurers for statutory reporting purposes and assigns bonds to one of six categories called “NAIC Designations”. In general, NAIC Designations of "1" highest quality or "2" high quality, include bonds considered investment grade, which include securities rated Baa3 or higher by Moody's or BBB- or higher by Standard & Poor’s. NAIC Designations of "3" through "6" generally include bonds referred to as below investment grade, which include securities rated Ba1 or lower by Moody's and BB+ or lower by Standard & Poor’s. Securities in these lowest four categories approximated 5.40% and 7.01% of the Company’s bonds at December 31, 2019 and 2018, respectively.

The NAIC Designations for commercial mortgage-backed securities and non-agency residential mortgage-backed securities, including the Company’s asset-backed securities collateralized by sub-prime mortgages, are based on security level expected losses as modeled by an independent third-party (engaged by the NAIC) and the statutory carrying value of the security, including any purchase discounts or impairment charges previously recognized.

As a result of time lags between the funding of investments, the finalization of legal documents, and the completion of the SVO filing process, the bond portfolio generally includes securities that have not yet been rated by the SVO as of each balance sheet date. Pending receipt of SVO designations, the categorization of these securities by NAIC Designation is based on the expected ratings indicated by internal analysis.

The following tables set forth additional information relating to bonds and unaffiliated preferred stocks as of the dates indicated:

	December 31, 2019
	Carrying Amount	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
	(in thousands)
Bonds
U.S. governments	$63,731	$2,499	$18	$66,212
All other governments	348,972	9,121	—	358,093
States, territories, and possessions	26,207	4,196	—	30,403
Political subdivisions	8,245	2,322	—	10,567
Special revenue and special assessment obligations and all non-guaranteed obligations of agencies	1,285,749	70,756	3,049	1,353,456
Hybrid securities	28,584	2,782	—	31,366
Industrial & miscellaneous (unaffiliated)	17,644,748	690,483	17,408	18,317,823
Parent - subsidiaries and affiliates	100,000	1,175	—	101,175
Total bonds	$19,506,236	$783,334	$20,475	$20,269,095

Unaffiliated Preferred Stocks
Redeemable	$70,800	$848	$—	$71,648
Total unaffiliated preferred stocks	$70,800	$848	$—	$71,648

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

	December 31, 2018
	Carrying Amount	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
	(in thousands)
Bonds
U.S. governments	$315,888	$7,223	$2,747	$320,364
All other governments	653,716	1,677	14,321	641,072
States, territories, and possessions	26,207	2,967	—	29,174
Political subdivisions	8,239	1,612	—	9,851
Special revenue and special assessment obligations and all non-guaranteed obligations of agencies	1,159,339	35,412	22,738	1,172,013
Hybrid securities	28,633	1,280	—	29,913
Industrial & miscellaneous (unaffiliated)	18,060,548	209,910	222,475	18,047,983
Parent - subsidiaries and affiliates	34,000	—	724	33,276
Total bonds	$20,286,570	$260,081	$263,005	$20,283,646

Unaffiliated Preferred Stocks
Redeemable	$70,800	$—	$1,855	$68,945
Total unaffiliated preferred stocks	$70,800	$—	$1,855	$68,945

The following table sets forth carrying amount and estimated fair value of bonds by contractual maturity. Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations with or without call or prepayment penalties. Asset-backed securities, commercial mortgage-backed securities, residential mortgage-backed securities, and other loan backed and structured securities are shown separately in the table below, as they do not have a single maturity date.

	December 31, 2019
	Carrying Amount	Estimated Fair Value
	(in thousands)

Due in one year or less	$1,197,426	$1,206,190
Due after one year through five years	7,223,743	7,399,315
Due after five years through ten years	4,768,130	5,024,957
Due after ten years	604,825	759,129
	$13,794,124	$14,389,591

Asset-backed securities	$1,705,722	$1,716,385
Commercial mortgage-backed securities	2,106,419	2,170,514
Residential mortgage-backed securities	1,268,524	1,307,423
Other loan-backed and structured securities	644,035	697,921
Total	$19,518,824	$20,281,834

Proceeds from the sale of bonds were $1,990,035 thousand, $1,605,682 thousand and $641,154 thousand for the years ended December 31, 2019, 2018 and 2017, respectively. Gross gains of $22,853 thousand, $14,310 thousand and $66,548 thousand and gross losses of $14,276 thousand, $54,011 thousand and $3,199 thousand were realized on sales during the years ended December 31, 2019, 2018 and 2017, respectively.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

Write-downs for impairments, which were deemed to be other-than-temporary, for bonds were $36,239 thousand, $42,330 thousand and $53,537 thousand for the years ended December 31, 2019, 2018 and 2017, respectively. There were no impairments recorded for common and preferred stocks for the years ended December 31, 2019, 2018 and 2017.

The level of other-than-temporary impairments generally reflects economic conditions and is expected to increase when economic conditions worsen and to decrease when economic conditions improve. Historically, the causes of other-than-temporary impairments have been specific to each individual issuer and have not directly resulted in impairments to other securities within the same industry or geographic region. The Company may also realize additional credit and interest rate related losses through sales of investments pursuant to our credit risk and portfolio management objectives.

The following table sets forth the cost and fair value of bond and stock lots held for which the estimated fair value has temporarily declined and remained below cost as of the dates indicated.

	December 31, 2019
	Declines for Less Than Twelve Months			Declines for Greater Than Twelve Months
	Cost	Fair Value	Difference	Cost	Fair Value	Difference
	(in thousands)
Bonds	$966,567	$958,648	$(7,919)	$2,002,574	$1,935,417	$(67,157)
Unaffiliated preferred and common stocks	—	—	$—	—	—	—
Total	$966,567	$958,648	$(7,919)	$2,002,574	$1,935,417	$(67,157)

	December 31, 2018
	Declines for Less Than Twelve Months			Declines for Greater Than Twelve Months
	Cost	Fair Value	Difference	Cost	Fair Value	Difference
	(in thousands)
Bonds	$5,225,681	$5,114,940	$(110,741)	$7,848,295	$7,610,198	$(238,097)
Unaffiliated preferred and common stocks	849	652	$(197)	70,800	68,945	(1,855)
Total	$5,226,530	$5,115,592	$(110,938)	$7,919,095	$7,679,143	$(239,952)

These tables reflect the difference of cost and fair value for such lots and differs from gross unrealized losses reported in the previous table, which reflect the unrealized losses of aggregate lots of the identical bonds and unaffiliated preferred stocks due to the varying costs associated with each lot purchased. In accordance with its policy described in Note 1D, it was concluded that an adjustment to surplus for other-than-temporary impairments for these bonds and stocks was not warranted at December 31, 2019 or 2018. These conclusions were based on a detailed analysis of the underlying credit and cash flows on each bond. As of December 31, 2019, the company did not intend to sell these bonds, and it is not more likely than not that we will be required to sell these bonds or stocks before the anticipated recovery of the remaining cost basis.

3B.    Mortgage Loans

The maximum and minimum lending rates for new mortgage loans during the year ended December 31, 2019 were: Agricultural loans 6.28% and 3.72%; Commercial loans 4.55% and 1.01%. The maximum and minimum lending rates for new mortgage loans during the year ended December 31, 2018 were: Agricultural loans 5.80% and 4.07%; Commercial loans 4.70% and 1.39%. For the years ended December 31, 2019 and 2018 there were no purchase money mortgages loaned.

The maximum percentage of any one loan to the value of security at the time of the loan, exclusive of insured or guaranteed or purchase money mortgages is no greater than 80%. The mortgage loans included loans geographically dispersed or distributed throughout the United States, with the largest concentrations in California (20.86%), Texas (11.89%) and Georgia (6.44%) and included loans secured by properties in Europe, Australia, and Canada as of December 31, 2019. As of December 31, 2018, the largest concentrations were in California (20.51%), Texas (11.59%), and Georgia (8.53%) and included loans secured by properties in Europe, Australia and Canada.

There were no taxes, assessments, or any amounts advanced not included in the mortgage loan total as of both December 31, 2019 and 2018.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

The Company invests in investment grade and below investment grade mortgage loans. Investment grade reflects credit risk that is comparable to corporate bonds rated BBB-/Baa3 or better by S&P/Moody’s. There were $5,345,321 thousand of investment grade mortgage loans and $29,239 thousand of below investment grade mortgage loans as of December 31, 2019. There were $5,063,012 thousand of investment grade mortgage loans and $91,336 thousand of below investment grade mortgage loans as of December 31, 2018.

The portfolio is reviewed on an ongoing basis; and if certain criteria are met, loans are assigned one of the following “watch list” categories: 1) “Closely Monitored” includes a variety of considerations such as when loan metrics fall below acceptable levels, the borrower is not cooperative or has requested a material modification, or at the direction of the portfolio manager, 2) “Not in Good Standing” includes loans in default or there is a high probability of loss of principal, such as when the loan is in the process of foreclosure or the borrower is in bankruptcy. Our workout and special servicing professionals manage the loans on the watch list.
We establish an allowance for losses to provide for the risk of credit losses inherent in the lending process. The allowance includes loan specific reserves for loans that are determined to be impaired as a result of our loan review process. We define an impaired loan as a loan for which it estimates it is probable that amounts due according to the contractual terms of the loan agreement will not be collected. The loan specific allowance is based on our assessment as to ultimate collectability of loan principal and interest. Valuation allowances for an impaired loan are recorded based on the present value of expected future cash flows discounted at the loan’s effective interest rate or based on the fair value of the collateral less the estimated costs to obtain and sell. The valuation allowance for commercial mortgage and other loans can increase or decrease from period to period based on these factors.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

The following tables set forth the age analysis of mortgage loans and identification of mortgage loans in which the insurer is a participant or co-lender in a mortgage loan agreement as of the dates indicated:

December 31, 2019
	Agricultural	Residential		Commercial		Mezzanine	Total
		Insured	All Other	Insured	All Other
($ in thousands)
Recorded Investment (All)
Current	$267,772	$—	$—	$—	$5,105,838	$—	$5,373,610
30-59 days Past Due	950	—	—	—	—	—	950
60-89 Days Past Due	—	—	—	—	—	—	—
90-179 Days Past Due	—	—	—	—	—	—	—
180+ Days Past Due	—	—	—	—	—	—	—
Accruing Interest 90-179 Days Past Due
Recorded Investment	$—	$—	$—	$—	$—	$—	—
Interest Accrued	—	—	—	—	—	—	—
Accruing Interest 180+ Days Past Due
Recorded Investment	$—	$—	$—	$—	$—	$—	—
Interest Accrued	—	—	—	—	—	—	—
Interest Reduced
Recorded Investment	$—	$—	$—	$—	$—	$—	—
Number of Loans	—	—	—	—	—	—	—
Percent Reduced	0%	0%	0%	0%	0%	0%	0%
Participant of Co-Lender in a Mortgage Loan Agreement
Recorded Investment	$—	$—	$—	$—	$190,712	$—	$190,712

December 31, 2018
	Agricultural	Residential		Commercial		Mezzanine	Total
		Insured	All Other	Insured	All Other
($ in thousands)
Recorded Investment (All)
Current	$246,014	$—	$—	$—	$4,908,334	$—	$5,154,348
30-59 days Past Due	—	—	—	—	—	—	—
60-89 Days Past Due	—	—	—	—	—	—	—
90-179 Days Past Due	—	—	—	—	—	—	—
180+ Days Past Due	—	—	—	—	—	—	—
Accruing Interest 90-179 Days Past Due
Recorded Investment	$—	$—	$—	$—	$—	$—	—
Interest Accrued	—	—	—	—	—	—	—
Accruing Interest 180+ Days Past Due
Recorded Investment	$—	$—	$—	$—	$—	$—	—
Interest Accrued	—	—	—	—	—	—	—
Interest Reduced
Recorded Investment	$—	$—	$—	$—	$—	$—	$—
Number of Loans	—	—	—	—	—	—	—
Percent Reduced	0%	0%	0%	0%	0%	0%	0%
Participant of Co-Lender in a Mortgage Loan Agreement
Recorded Investment	$—	$—	$—	$—	$330,062	$—	$330,062

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

The following tables set forth the investment in impaired loans with or without allowance for credit losses and impaired loans subject to a participant or co-lender mortgage loan agreement for which the reporting Company is restricted from unilaterally foreclosing on the mortgage loan as of the dates indicated:

December 31, 2019
	Agricultural	Residential		Commercial		Mezzanine	Total
		Insured	All Other	Insured	All Other
(in thousands)
With Allowance for Credit Losses	$—	$—	$—	$—	$—	$—	$—
No Allowance for Credit Losses	—	—	—	—	—	—	—
Total	$—	$—	$—	$—	$—	$—	$—
Subject to a participant or co-lender mortgage loan agreement for which the reporting entity is restricted from unilaterally foreclosing on the mortgage loan	$—	$—	$—	$—	$—	$—	$—

December 31, 2018
	Agricultural	Residential		Commercial		Mezzanine	Total
		Insured	All Other	Insured	All Other
(in thousands)
With Allowance for Credit Losses	$—	$—	$—	$—	$43,716	$—	$43,716
No Allowance for Credit Losses	—	—	—	—	—	—	—
Total	$—	$—	$—	$—	$43,716	$—	$43,716
Subject to a participant or co-lender mortgage loan agreement for which the reporting entity is restricted from unilaterally foreclosing on the mortgage loan	$—	$—	$—	$—	$—	$—	$—

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

The following tables set forth the investment in impaired loans - average recorded investment, interest income recognized, recorded investment on interest income recognized using a cash-basis method of accounting as of the dates indicated:

December 31, 2019
	Agricultural	Residential		Commercial		Mezzanine	Total
		Insured	All Other	Insured	All Other
(in thousands)
Average Recorded Investment	$—	$—	$—	$—	$—	$—	$—
Interest Income Recognized	—	—	—	—	—	—	—
Recorded Investments on Nonaccrual Status	—	—	—	—	—	—	—
Amount of Interest Income Recognized Using a Cash-Basis Method of Accounting	—	—	—	—	—	—	—

December 31, 2018
	Agricultural	Residential		Commercial		Mezzanine	Total
		Insured	All Other	Insured	All Other
(in thousands)
Average Recorded Investment	$—	$—	$—	$—	$45,516	$—	$45,516
Interest Income Recognized	—	—	—	—	1,829	—	1,829
Recorded Investments on Nonaccrual Status	—	—	—	—	43,716	—	43,716
Amount of Interest Income Recognized Using a Cash-Basis Method of Accounting	—	—	—	—	1,829	—	1,829

The following table sets forth the activity in the allowance for credit losses as of the dates indicated:

	December 31, 2019	December 31, 2018
	(in thousands)
Balance at beginning of period	$15,326	$4,749
Additions charged to operations	(15,326)	10,577
Direct write-downs charged against the allowance	—	—
Recoveries of amounts previously charged off	—	—
Balance at end of period	$—	$15,326

The Company did not have mortgage loans recognized as a result of foreclosures as of both December 31, 2019 and 2018.

Please refer to Note 1D for the Company's policy for recognizing interest income on impaired loans.

3C.    Loan-Backed Securities

The Company has not elected to use the book value as of January 1, 1994 as the cost for applying the retrospective adjustment method to securities purchased prior to that date. Prepayment assumptions for single class and multi-class mortgage-backed and asset-backed securities were obtained from broker dealer survey values or internal estimates.

As of December 31, 2019, the Company had no loan-backed securities, within the scope of SSAP No. 43R, "Loan-backed and Structured Securities" with a recognized other-than-temporary impairment classified on the basis of either; a) intent to sell or b) inability or lack of intent to retain the investment in the security for a period of time sufficient to recover the amortized cost basis.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

The following table sets forth the amounts recorded in compliance with SSAP No. 43R for the year ended:

December 31, 2019
(in thousands)
Cusip	Book/Adj Carrying Value Amortized Cost Before Current Period OTTI	Presented Value of Projected Cash Flows	Recognized Other-than-Temporary Impairment	Amortized Cost After Other-than-Temporary Impairment	Fair Value at time of OTTI	Date of Financial Statement where Reported
55265WAS2	$1,037	$1,035	$2	$1,035	$1,020	1Q19
939336SY0	474	470	4	470	464	1Q19
939336SZ7	224	219	5	219	186	1Q19
55265WAS2	1,025	1,002	23	1,002	1,002	2Q19
939336SY0	464	464	—	464	466	2Q19
939336SZ7	217	216	1	216	187	2Q19
55265WAS2	993	992	1	992	992	3Q19
Total	$4,434	$4,398	$36	$4,398	$4,317

The following table represents all impaired securities for which an other-than-temporary-impairment has not been recognized in earnings as a realized loss, segregated by those securities that have been in a continuous unrealized loss position for less than twelve months and those that have been in a continuous unrealized loss position for twelve months or longer as of the dates indicated:

	December 31, 2019	December 31, 2018
	(in thousands)
a. Aggregate amount of unrealized losses:
1. Less than 12 Months	$(2,465)	$(11,888)
2. 12 Months or More	$(6,066)	$(61,944)

b. Aggregate related fair value of securities of unrealized losses:
1. Less than 12 Months	$642,096	$1,577,109
2. 12 Months or More	$854,053	$2,444,600

Other-than-temporary impairment decisions are based upon a detailed analysis of a security's underlying credit and cash flows.

3D.    Repurchase Agreements, Reverse Repurchase Agreements and Securities Lending

The Company conducts asset-based or secured financing transactions such as securities lending and repurchase agreements, in order to earn spread income, to borrow funds, or to facilitate trading activity. The collateral received in connection with these programs is primarily used to purchase securities in the short-term spread portfolios of our domestic insurance entities. Investments held in the short-term spread portfolios include cash and cash equivalents, short-term investments and bonds, including mortgage- and asset-backed securities.
These programs are typically limited to securities in demand that can be loaned at relatively low financing rates. As such, we believe there is unused capacity available through these programs. Holdings of cash and cash equivalent investments in these short-term spread portfolios allow for further flexibility in sizing the portfolio to better match available financing. Current conditions in both the financing and investment markets are continuously monitored in order to appropriately manage the cost of funds, investment spreads, asset/liability duration matching and liquidity.
Securities Lending
Securities lending is a program whereby the Company loans securities to third parties, primarily major brokerage firms. Company and NAIC policies require a minimum of 100% and 102% of the fair value of the domestic and foreign loaned securities, respectively, to be separately maintained as collateral for the loans.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

In the General Account, fair value of cash collateral received of $17,678 thousand is invested in “Bonds” and “Cash and short-term investments” as of December 31, 2019. This collateral is not restricted. The fair value of securities on loan was $17,130 thousand as of December 31, 2019. A liability to return capital of $17,678 thousand is included in “Cash collateral for loaned securities” as of December 31, 2019. There was no non-cash collateral not reflected in the Assets or Liabilities, Capital and Surplus. There is no collateral that extends beyond one year.

In the Separate Accounts, cash collateral received of $4,449 thousand is invested in “Cash and short-term investments.” This is not included on the balance sheet in assets or cash collateral for loaned securities. This collateral is not restricted. The fair value of the securities on loan was $4,335 thousand. A collateral liability of $4,449 thousand is included in “Separate account liabilities.”

Securities Lending policies and procedures for the Separate Accounts are generally consistent with the General Account policies and procedures.

Collateral Received

For securities lending transactions, Company and NAIC policies require that 100% and 102% of the fair value of domestic and foreign securities, respectively, be maintained as collateral. The Company only accepts cash collateral; it does not accept collateral that can be sold or repledged.

The following tables set forth "Cash Collateral for loaned securities" as of the dates indicated:

	December 31, 2019	December 31, 2018
	Fair Value
	(in thousands)
Securities Lending:
Open	$17,678	$64,436
30 Days or Less	—	—
31 to 60 Days	—	—
61 to 90 Days	—	—
Greater Than 90 Days	—	—
Subtotal	$17,678	$64,436
Securities Received	—	—
Total Collateral Received	$17,678	$64,436

The aggregate fair value of all securities acquired from the use of the reinvested collateral was $18,899 thousand and $65,624 thousand as of December 31, 2019 and 2018 respectively.

In some instances, cash received is invested in cash equivalents, short-term, and long-term bonds.

As of December 31, 2019 and 2018, the Company did not have any securities lending transactions administered by an affiliate agent in which one line reporting of the reinvested collateral is used.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

Collateral Reinvestment

The following tables set forth the reinvestment of the cash collateral and any securities which the Company or its agent receives for securities lending as of the dates indicated:

	December 31, 2019		December 31, 2018
	(in thousands)
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Securities Lending:
Open	$0	$0	$0	$0
30 Days or Less	16,089	16,089	520	520
31 to 60 Days	19	20	13,624	13,627
61 to 90 Days	1,613	1,613	6,401	6,401
91 to 120 Days	—	—	151	151
121 to 180 Days	119	119	1,637	1,636
181 to 365 Days	473	474	3,639	3,633
1 to 2 years	576	584	7,558	7,539
2 to 3 years	—	—	1,171	1,182
Greater than 3 years	—	—	30,935	30,935
Subtotal	$18,889	$18,899	$65,636	$65,624
Securities Received	—	—	—	—
Total Collateral Reinvested	$18,889	$18,899	$65,636	$65,624

As of both December 31, 2019 and 2018, the Company had no securities lending transactions that extend beyond one year from the reporting date.

Reverse Repurchase Agreements Transactions Accounted for as Secured Borrowing

For repurchase agreements, Company and NAIC policies require a minimum of 95% of the fair value of securities under these agreements to be maintained as collateral. Please refer to Note 1D for the Company's policy for recognizing repurchase agreements. At December 31, 2019, the Company has sufficient assets to cover its secured borrowing liability.
The following table sets forth the reverse repurchase agreements that were tri-party trades as of the dates indicated:

	December 31, 2019		December 31, 2018
	Maximum Amount	Ending Balance	Maximum Amount	Ending Balance
(in thousands)
Open - No Maturity	$—	$—	$—	$—
Overnight	265,000	—	300,000	—
2 Days to 1 Week	90,000	—	50,000	—
>1 Week to 1 Month	—	—	—	—
>1 Month to 3 Months	—	—	—	—
>3 Months to 1 Year	—	—	—	—
Greater than 1 Year	—	—	—	—

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

The following table sets forth the fair value of securities acquired under repos as of the dates indicated:

	December 31, 2019	December 31, 2018
	(in thousands)
Maximum Amount	$265,000	$300,000
Ending Balance	0	—
There were no securities acquired as of both December 31, 2019 and 2018.
The following table sets forth the fair value of the security collateral pledged as of the dates indicated:

	December 31, 2019		December 31, 2018
	Maximum Amount	Ending Balance	Maximum Amount	Ending Balance
(in thousands)
Cash	$—	$—	$—	$—
Securities (FV)	270,305	—	306,037	—
Securities (BACV)	—	—	—	—

The following table sets forth the recognized receivable for the return cash collateral as of the dates indicated:

	December 31, 2019		December 31, 2018
	Maximum Amount	Ending Balance	Maximum Amount	Ending Balance
(in millions)
Cash	$265,000	$—	$300,000	$—
Securities (FV)	—	—	—	—
The following table sets forth the total liability recognized to return collateral (repo securities sold/acquired with securities collateral) as of the dates indicated:

	December 31, 2019		December 31, 2018
	Maximum Amount	Ending Balance	Maximum Amount	Ending Balance
(in millions)
Repo Securities Sold/Acquired with Cash Collateral	$265,000	$—	$300,000	$—
Repo Securities Sold/Acquired with Securities Collateral (FV)	—	—	—	—

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

3E. Other Invested Assets
The following table sets forth the composition of the Company's other invested assets, as of the dates indicated:

	December 31, 2019		December 31, 2018
	Carrying Value	% of Total	Carrying Value	% of Total

	($ in thousands)

Joint ventures and limited partnerships - fixed income	$116,000	61%	$116,001	65%
Joint ventures and limited partnerships - common stock	47,969	25%	38,612	21%
Joint ventures and limited partnerships - other	12,388	7%	13,167	7%
Subtotal - Other Invested Assets	176,357	93%	167,780	93%
Receivables for securities	1,386	1%	13,044	7%
Cash collateral for variation margin	10,744	6%	188	0%
Total Other invested assets	$188,487	100.0%	$181,012	100.0%

3F.    Other Investment Disclosures
Troubled Debt Restructuring
The following table sets forth the restructured mortgage loans as of the dates indicated:

	December 31, 2019	December 31, 2018
(in thousands)
Total recorded investment in restructured loans	$—	$43,716
Total related realized capital losses	—	—
Total contractual commitments to extend credit to debtors owning receivables whose terms have been modified in trouble debt restructurings	$—	$—

The Company accrues interest income on impaired loans to the extent it is deemed collectible (delinquent less than ninety days) and the loan continues to perform under its original or restructured contractual terms. Interest income on non-performing loans is generally recognized on a cash basis.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

Restricted Assets

The following tables set forth restricted assets (including pledged) as of the dates indicated:

December 31, 2019
($ in thousands)
Restricted Asset Category	Gross (Admitted & Nonadmitted) Restricted							Percentage
	Total General Account (G/A)	G/A Supporting S/A Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total	Total Nonadmitted Restricted	Total Admitted Restricted	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
Subject to contractual obligation for which liability is not shown	$—	$—	$—	$—	$—	$—	$—	0.0%	0.0%
Collateral held under security lending agreements	16,268	—	4,448	—	20,716	—	20,716	0.0%	0.0%
Subject to repurchase agreements	—	—	—	—	—	—	—	0.0%	0.0%
Subject to reverse repurchase agreements	—	—	—	—	—	—	—	0.0%	0.0%
Subject to dollar repurchase agreements	—	—	—	—	—	—	—	0.0%	0.0%
Subject to dollar reverse repurchase agreements	—	—	—	—	—	—	—	0.0%	0.0%
Placed under option contracts	—	—	—	—	—	—	—	0.0%	0.0%
Letter stock or securities restricted as to sale - excluding FHLB capital stock	—	—	—	—	—	—	—	0.0%	0.0%
FHLB capital stock	5,602	—	—	—	5,602	—	5,602	0.0%	0.0%
On deposit with state	8,586	—	—	—	8,586	—	8,586	0.0%	0.0%
On deposit with other regulatory bodies	—	—	—	—	—	—	—	0.0%	0.0%
Pledged as collateral to FHLB (including assets backing funding agreements)	—	—	—	—	—	—	—	0.0%	0.0%
Pledged as collateral not captured in other categories	779,823	—	—	—	779,823	—	779,823	1.0%	1.0%
Other restricted assets	—	—	—	—	—	—	—	0.0%	0.0%
Total restricted assets	$810,279	$—	$4,448	$—	$814,727	$—	$814,727	1.0%	1.0%

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

December 31, 2018
($ in thousands)
Restricted Asset Category	Gross (Admitted & Nonadmitted) Restricted							Percentage
	Total General Account (G/A)	G/A Supporting S/A Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total	Total Nonadmitted Restricted	Total Admitted Restricted	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
Subject to contractual obligation for which liability is not shown	$—	$—	$—	$—	$—	$—	$—	0.0%	0.0%
Collateral held under security lending agreements	64,073	—	566	—	64,639	—	64,639	0.1%	0.1%
Subject to repurchase agreements	—	—	—	—	—	—	—	0.0%	0.0%
Subject to reverse repurchase agreements	—	—	—	—	—	—	—	0.0%	0.0%
Subject to dollar repurchase agreements	—	—	—	—	—	—	—	0.0%	0.0%
Subject to dollar reverse repurchase agreements	—	—	—	—	—	—	—	0.0%	0.0%
Placed under option contracts	—	—	—	—	—	—	—	0.0%	0.0%
Letter stock or securities restricted as to sale	—	—	—	—	—	—	—	0.0%	0.0%
FHLB capital stock	9,887	—	—	—	9,887	—	9,887	0.0%	0.0%
On deposit with state	7,943	—	—	—	7,943	—	7,943	0.0%	0.0%
On deposit with other regulatory body	—	—	—	—	—	—	—	0.0%	0.0%
Pledged as collateral to FHLB (including assets backing funding agreements)	—	—	—	—	—	—	—	0.0%	0.0%
Pledged as collateral not captured in other categories	931,615	—	—	—	931,615	—	931,615	1.3%	1.3%
Other restricted assets	—	—	—	—	—	—	—	0.0%	0.0%
Total restricted assets	$1,013,518	$—	$566	$—	$1,014,084	$—	$1,014,084	1.4%	1.4%

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

The following tables set forth the detail of assets pledged as collateral not captured in other categories as of the dates indicated:

December 31, 2019
($ in thousands)
Collateral Agreement	Gross (Admitted & Nonadmitted) Restricted							Percentage
	Total General Account (G/A)	G/A Supporting S/A Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total	Total Nonadmitted Restricted	Total Admitted Restricted	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
Derivatives Collateral	$17,506	$—	$—	$—	$17,506	$—	$17,506	0.0%	0.0%
Derivatives Trust	14,830	—	—	—	$14,830	—	$14,830	0.0%	0.0%
Reinsurance Trust Assets	747,487	—	—	—	747,487	—	747,487	1.0%	1.0%
Total	$779,823	$—	$—	$—	$779,823	$—	$779,823	1.0%	1.0%

December 31, 2018
($ in thousands)
Collateral Agreement	Gross (Admitted & Nonadmitted) Restricted							Percentage
	Total General Account (G/A)	G/A Supporting S/A Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total	Total Nonadmitted Restricted	Total Admitted Restricted	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
Derivatives Collateral	$65,069	$—	$—	$—	$65,069	$—	$65,069	0.1%	0.1%
Reinsurance Trusts	866,546	—	—	—	866,546	—	866,546	1.2%	1.2%
Total	$931,615	$—	$—	$—	$931,615	$—	$931,615	1.3%	1.3%

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

The following tables set forth the collateral received and reflected as assets within the Company's financial statements as of the dates indicated:

December 31, 2019
($ in Thousands)
Collateral Assets		Booked/Adjusted Carrying Value (BACV)	Fair Value	% of BACV to Total Assets (Admitted and Nonadmitted	% of BACV to Total Admitted Assets
General Account :
a	Cash, Cash Equivalents, and Short-Term Investments	$26,835	$26,835	0.1%	0.1%
b	Bonds	757,050	835,603	2.9%	2.9%
c	Mortgage loans	—	—	0.0%	0.0%
d	Common Stock	—	—	0.0%	0.0%
e	Other invested assets	—	—	0.0%	0.0%
f	Other	(3)	(3)	0.0%	0.0%
g	Total Collateral Assets	$783,882	$862,435	3.0%	3.0%
Separate Account :				0.0%	0.0%
h	Cash, Cash Equivalents, and Short-Term Investments	$0	$0	0.0%	0.0%
i	Bonds	4,448	4,449	0.0%	0.0%
j	Mortgage Loans	—	—	0.0%	0.0%
k	Common stocks	—	—	0.0%	0.0%
l	Other invested assets	—	—	0.0%	0.0%
m	Other	—	—	0.0%	0.0%
n	Total Collateral Assets	$4,448	$4,449	0.0%	0.0%

December 31, 2019
($ in Thousands)
u.	Recognized Obligation to Return Collateral Asset (General Account)	Amount	% of Liability to Total Liabilities
		$17,678	0.1%
v.	Recognized Obligation to Return Collateral Asset (Separate Account)	$4,449	0.0%

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

Net Investment Income

Interest overdue is accrued up to a maximum of ninety days. If accrued interest is more than ninety days overdue, it is reversed and recognized as income when received.

Income is not accrued on bonds in or near default and is excluded from "Net Investment Income". Bond income not accrued was $9,866 thousand, $8,119 thousand and $6,824 thousand for the years ended December 31, 2019, 2018 and 2017, respectively.

The Company did not have any interest on mortgage loans over ninety days due for the years ended December 31, 2019, 2018 and 2017. The following table sets forth "Net Investment Income" for the years ended December 31:

	2019	2018	2017
	(in thousands)

Bonds	$722,335	$725,951	$741,268
Stocks	2,976	3,116	1,468
Mortgage loans	208,155	198,479	200,229
Cash and short-term investments	4,119	4,888	5,779
Other investments	44,703	40,316	50,862
Total gross investment income	982,288	972,750	999,606
Less: investment expenses	159,781	161,803	153,926
Net investment income before amortization of IMR	822,507	810,947	845,680
Amortization of IMR	(10,835)	(8,222)	2,202
Net investment income	$811,672	$802,725	$847,882

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

The following table sets forth "Net Realized Capital Gains/(Losses)", for the years ended December 31:

	2019	2018	2017
	(in thousands)

Bonds	$(29,220)	$(104,877)	$(4,429)
Preferred stocks and common stocks	203	528	—
Mortgage loans on real estate	(16,762)	(678)	(488)
Derivative Instruments	(50,907)	39,668	12,149
Other	(1,226)	(460)	(6,187)
Gross realized capital gains/(losses)	(97,912)	(65,819)	1,045
Less: capital gains tax (benefit)/expense	(6,896)	(10,549)	6,111
Less: IMR transfers, net of tax	(34,081)	(24,610)	11,136
Net realized capital (losses)	$(56,935)	$(30,660)	$(16,202)

Sub-prime Mortgage Related Risk Exposure

While there is no market standard definition, the Company defines sub-prime mortgages as residential mortgages, that are originated to weaker quality obligors as indicated by weaker credit scores, as well as mortgages with higher loan to value ratios, or limited documentation.

The Company has no direct exposure through investments in sub-prime mortgage loans.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

The Company’s exposure to sub-prime mortgage loans is through other investments. The following tables set forth the composition of our asset-backed securities collateralized by sub-prime mortgages as of the dates indicated:

December 31, 2019
(in thousands)
	Actual Cost	Book/Adjusted Carrying Value	Fair Value	Other Than Temporary Impairment Losses Recognized
Residential mortgage-backed securities	$120,137	$120,137	$130,431	$—
Total	$120,137	$120,137	$130,431	$—

December 31, 2018
(in thousands)
	Actual Cost	Book/Adjusted Carrying Value	Fair Value	Other Than Temporary Impairment Losses Recognized
Residential mortgage-backed securities	$139,604	$139,604	$149,499	$79
Total	$139,604	$139,604	$149,499	$79

The residential mortgage-backed securities in the table above are rated by nationally recognized rating agencies. In making our investment decisions, the Company assigns internal ratings to our asset-backed securities based upon our dedicated asset-backed securities unit’s independent evaluation of the underlying collateral and securitization structure.

The Company has no underwriting exposure to sub-prime mortgage risk through Mortgage Guaranty or Financial Guaranty insurance coverage.

The following table sets forth the 5* securities as of the dates indicated:

Investment	December 31, 2019			December 31, 2018
	Number of 5* Securities	Aggregate BACV	Aggregate Fair Value	Number of 5* Securities	Aggregate BACV	Aggregate Fair Value

Bonds	3	28,611	28,825	7	$58,752	$59,010
Loaned-backed and structured securities	5	439	371	5	564	475
Total	8	$29,050	$29,196	12	$59,316	$59,485

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

The following table sets forth the prepayment penalty and acceleration fees for the years ended December 31:

	2019		2018		2017
	(in thousands)
	General Account	Separate Account	General Account	Separate Account	General Account	Separate Account

Prepayment Penalty and Acceleration Fees
Number of CUSIPs	105	—	76	—	73	—
Aggregate Amount of investment income	$25,606	$—	$22,249	$—	$28,025	$—

Information about financial instruments with off-balance sheet risk and financial instruments with concentrations of credit risk

During the normal course of its business, the Company utilizes financial instruments with off-balance sheet risk such as commitments. Commitments primarily include commitments to originate mortgage loans and to fund investments in private placement securities, limited partnerships and other investments. These commitments were $268,866 thousand and $319,301 thousand as of December 31, 2019 and 2018, respectively.

The Company writes credit default swaps requiring payment of principal due in exchange for the referenced credits, depending on the nature or occurrence of specified credit events for the referenced entities. In the event of a specified credit event, the Company’s maximum amount at risk, assuming the value of the referenced credits become worthless, is $110 million and $120 million at December 31, 2019 and 2018, respectively. The credit default swaps generally have maturities of five years or less.

4.    SUBSEQUENT EVENTS
Type 1 – Recognized Subsequent Events:
Subsequent events have been considered through April 7, 2020, the date these audited financial statements were issued to the U.S. State Insurance Regulators.
There were no subsequent events to report.
Type 2 – Non recognized Subsequent Events:
Subsequent events have been considered through April 7, 2020, the date these audited financial statements were issued to the U.S. State Insurance Regulators.
On March 11, 2020, the World Health Organization  (“WHO”) declared COVID-19 a pandemic, and national governments have implemented a range of policies and actions to combat it. The extent of the impact of COVID-19 on world economies and the Company are highly uncertain and cannot be predicted at this time. Management will continue to monitor developments, and their impact on the Company including its operations and capital position, including the risk-based capital ratio.  If the financial markets and/or the overall economy are impacted for an extended period, the Company’s results may be materially adversely affected.

5.    REINSURANCE
The Company entered into assumption reinsurance in conjunction with the acquisition of CIGNA’s retirement business. There are a series of reinsurance agreements, which were utilized to affect the transfer of the retirement business to the Company in 2004. The reinsurance arrangements between the Company and CIGNA included coinsurance-with-assumption, modified-coinsurance-with-assumption, indemnity coinsurance, and modified-coinsurance-without-assumption.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

Since 2011, the Company has entered into several reinsurance agreements to assume longevity risk associated with the pension benefits in the United Kingdom. Under these agreements, the Company assumes the longevity risk associated with a share of the block of lives. The specific terms of different transactions could vary; however, the essence of the transactions is that the ceding insurers cede scheduled monthly premiums including reinsurance fees to PRIAC. In exchange, PRIAC pays the reinsured benefits based on the actual mortality experience for the period to the ceding insurers. As of December 31, 2019, the Company has reserves of $110,576 thousand to cover the longevity risk associated with the pension benefits.

Reinsurance ceded arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements.

The amounts related to reinsurance agreements as of and for the years ended December 31 are as follows:

	Policy and Claim Reserves		Premiums
	2019	2018	2019	2018	2017
	(in thousands)
Assumed from affiliated insurers	$—	$—	$—	$—	$—
Assumed from unaffiliated insurers	863,847	814,598	630,806	587,163	509,177
Total reinsurance assumed	$863,847	$814,598	$630,806	$587,163	$509,177
Ceded to affiliated insurers	$—	$—	$—	$—	$—
Ceded to unaffiliated insurers	13	14	—	—	—
Total reinsurance ceded	$13	$14	$—	$—	$—

6.    DERIVATIVE INSTRUMENTS
The Company uses derivatives to manage market risks from changes in interest rates or foreign currency values, to alter interest rate or currency exposures arising from mismatches between assets and liabilities (including duration mismatches), to hedge against changes in the value of assets it anticipates acquiring and other anticipated transactions and commitments, and to replicate the investment performance of otherwise permissible investments. Insurance statutes restrict the Company's use of derivatives primarily to hedging, income generation, and replication activities intended to offset changes in the market value and cash flows of assets held, obligations, and anticipated transactions and prohibit the use of derivatives for speculation.

The Company, at inception, may designate derivatives as either (1) a hedge of the fair value of a recognized asset or liability or unrecognized firm commitment; (2) a hedge of a forecasted transaction or the variability of cash flows to be received or paid related to a recognized asset or liability; (3) a foreign-currency fair value or cash flow hedge; (4) a hedge of the foreign currency exposure of a net investment in a foreign operation or (5) a derivative that does not qualify for hedge accounting, including replications.

To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated risk of the hedged item. Effectiveness of the hedge is formally assessed at inception and throughout the life of the hedging relationship.

Upon termination of a derivative that qualified for hedge accounting, the gain or loss is reflected as an adjustment to the basis of the hedged item and is recognized in income consistent with the hedged item. There were no instances in which the Company discontinued cash flow hedge accounting because the forecasted transaction did not occur. The Company does not have any qualifying cash flow hedges of forecasted transactions other than those related to the variability of the payment or receipt of interest or foreign currency amounts on existing financial instruments. The maximum length of time for which these variable cash flows are hedged was 39 years and 39 years, as of December 31, 2019 and December 31, 2018, respectively.

To the extent that the Company chooses not to designate its derivatives for hedge accounting or designated derivatives no longer meet the criteria of an effective hedge, the changes in their fair value are included in "Change in net unrealized capital gains (losses)" without considering changes in fair value of the hedged item. Accruals of interest income, expense and related cash flows on swaps are reported in "Net investment income". Upon termination of the derivative that does not qualify for hedge accounting, the gain or loss is included in '”Net realized capital gains (losses)”. In addition, when realized gains or losses on interest-rate related derivatives are recognized, they are amortized through the IMR.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

Types of Derivative Instruments and Derivative Strategies

Derivative products used by the Company include interest rate swaps, total return swaps, currency swaps, currency forwards, and equity options (including rights and warrants). For those hedge transactions which qualify for hedge accounting, the change in the carrying value or cash flow of the derivative is recorded in a manner consistent with the changes in the carrying value or cash flow of the hedged asset, liability, firm commitment or forecasted transaction. In measuring effectiveness, no component of the derivative's gain or loss is excluded.

The Company does not have any cash flow hedges of forecasted transactions other than those related to the payment of variable cash flows on existing financial instruments.

Interest Rate Contracts

Interest rate swaps and futures are used by the Company to reduce risks from changes in interest rates, manage interest rate exposures arising from mismatches between assets and liabilities (including duration mismatches) and to hedge against changes in the value of assets it owns or anticipates acquiring or selling. Swaps may be attributed to specific assets or liabilities or may be used on a portfolio basis. Under interest rate swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts calculated by reference to an agreed upon notional principal amount.

Foreign Exchange Contracts

Currency derivatives, including currency forwards and currency swaps, are used to reduce risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company either holds or intends to acquire or sell.

Under currency forwards, the Company agrees with counterparties to deliver a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date.

Under currency swaps, the Company agrees with counterparties to exchange, at specified intervals, the difference between one currency and another at an exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party.

Equity Contracts
Total return swaps are contracts whereby the Company agrees with counterparties to exchange, at specified intervals, the difference between the return on an asset (or market index) and LIBOR based on a notional amount. The Company generally uses total return swaps to hedge the effect of adverse changes in equity indices. These derivatives do not qualify for hedge accounting.
Credit Derivatives
Credit default swaps are used by the Company in conjunction with fixed income investments as replication synthetic asset transactions (“RSAT”). RSATs are derivative transactions entered into in conjunction with other investments in order to produce the investment characteristics of otherwise permissible investments. Credit default swaps used in RSATs are carried at amortized cost with premiums received on such transactions recorded to “Net investment income” over the life of the contract and loss payouts, if any, are recorded as “Net realized capital gains (losses).”
Credit derivatives, where the Company has written credit protection on a certain index references with notional amounts of $10 million and $120 million, reported at fair value as an asset of $1 million and $2 million as of December 31, 2019 and 2018, respectively. As of December 31, 2019, these credit derivatives’ notionals had the following NAIC ratings: $10 million in NAIC 6, designations are based on the lowest rated single name reference included in the index.

The Company’s maximum amount at risk under these credit derivatives equals the aforementioned notional amounts and assumes the value of the underlying securities becomes worthless. The credit protection on the index reference has a maturity of less than 5 years. These credit derivatives are accounted for as RSATs.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

Counterparty Credit Risk

The Company is exposed to credit-related losses in the event of nonperformance by counterparties to financial derivative transactions. Generally, the credit exposure of the Company’s over-the-counter (OTC) derivative transactions are represented by the contracts with a positive fair value (market value) at the reporting date after taking into consideration the existence of netting agreements. Also, the Company enters into exchange-traded futures and options transactions through regulated exchanges and these transactions are settled on a daily basis, thereby reducing credit risk exposure in the event of nonperformance by counterparties to such financial instruments.

Substantially all of the Company’s over-the-counter derivative contracts are transacted with an affiliate, Prudential Global Funding, LLC ("PGF"). In instances where the Company transacts with unaffiliated counterparties, the Company manages credit risk by entering into derivative transactions with major international financial institutions and other creditworthy counterparties, and by obtaining collateral where appropriate. Additionally, limits are set on single party credit exposures which are subject to periodic management review.

The net cash collateral that would need to be returned by the Company was $10 million of December 31, 2019 and $129 million as of December 31, 2018.
The fair value of securities pledged as collateral by the Company was $212 million as of December 31, 2019 and $49 million as of December 31, 2018.

The table below depicts the derivatives owned by the Company:

	Derivatives Financial Instruments
	(in thousands)
	12/31/2019			12/31/2018
		Carrying	Estimated		Carrying	Estimated
	Notional	Amount	Fair Value	Notional	Amount	Fair Value

Options:
Assets	$65,723	$5,255	$5,255	$15,724	$725	$725
Liabilities	—	—	—	—	—	—
Swaps:
Assets	3,715,069	302,309	308,842	3,645,057	255,729	245,452
Liabilities	2,134,097	121,938	121,219	2,724,850	132,241	132,766
Forwards:
Assets	98,386	—	3,805	220,828	1,169	7,430
Liabilities	387,054	4,897	13,766	16,690	100	100
Futures:
Assets	—	—	—	38,000	2,726	120
Liabilities	59,557	—	74	87,556	—	672
Totals:
Assets	$3,879,178	$307,564	$317,902	$3,919,609	$260,349	$253,727
Liabilities	$2,580,708	$126,835	$135,059	$2,829,096	$132,341	$133,538

Certain of the Company’s derivative contracts require premiums to be paid at a series of specified future dates over the life of the contract or at maturity. The discounted value of these future settled premiums is included in the measurement of the estimated fair value of each derivative along with all other contractual cash flows.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

The table below summarizes the net amount of undiscounted future settled premium payments (receipts), by year, as of December 31, 2019:

Fiscal Year	Premium Payments Due
2020	$1,501
2021	850
2022	0
2023	0
Thereafter	0
Total Future Settled Premiums	$2,351

	Undiscounted Future Premium Commitments	Derivative Fair Value With Premium Commitments (Reported on DB)	Derivative Fair Value Excluding Impact of Future Settled Premiums
Prior Year	81	(78)	3
Current Year	2,351	2,720	5,070

7.    INCOME TAXES
The application of SSAP No. 101 requires a company to evaluate the recoverability of deferred tax assets and to establish a valuation allowance if necessary to reduce the deferred tax asset to an amount which is more likely than not to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance the company considers many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) the timing of their reversal; (4) taxable income in prior carry back years as well as projected taxable earnings, exclusive of reversing temporary differences and carry forwards; (5) the length of time that carryovers can be utilized; (6) unique tax rules that would impact the utilization of the deferred tax assets; and, (7) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused. Although the realization is not assured, management believes it is more likely than not that the deferred tax assets, net of valuation allowance, will be realized. The Company has not recorded a valuation allowance as of December 31, 2019 and December 31, 2018.

The Tax Act of 2017 was enacted into law on December 22, 2017 and is generally effective starting in 2018. The Tax Act of 2017 changes the taxation of businesses and individuals by lowering tax rates and broadening the tax base through the acceleration of taxable income and the deferral or elimination of certain deductions, as well as changing the system of taxation of earnings of foreign subsidiaries. The most significant changes for the Company are: (1) the reduction of the corporate tax rate from 35% to 21%; (2) revised methodologies for determining deductions for tax reserves and the DRD; and (3) an increased capitalization and amortization period for acquisition costs related to certain products.

7A. Net deferred tax asset ("DTA") and net deferred tax liability ("DTL")

(1) The components of the net DTA/DTL by ordinary and capital are as follows:

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

	(in thousands)
	12/31/2019			12/31/2018			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
a. Gross DTA	$106,554	$21,330	$127,884	$98,461	$39,446	$137,907	$8,093	($18,116)	($10,023)
b. Statutory Valuation Allowance Adjust	—	—	—	—	—	—	—	—	—
c. Adjusted Gross DTA	106,554	21,330	127,884	98,461	39,446	137,907	8,093	(18,116)	(10,023)
d. DTA Nonadmitted	13,267		13,267	39,453	3,514	42,967	(26,186)	(3,514)	(29,700)
e. Subtotal (Net Admitted DTA)	93,287	21,330	114,617	59,008	35,932	94,940	34,279	(14,602)	19,677
f. DTL	34,405	24,196	58,601	27,768	11,835	39,603	6,637	12,361	18,998
g. Net Admitted DTA	$58,882	($2,866)	$56,016	$31,240	$24,097	$55,337	$27,642	($26,963)	$679

	December 31, 2019	December 31, 2018
	(in thousands)
Change in Net DTA	$(29,020)	$918
Less: Change in Net DTA on unrealized (gains)/losses	(27,606)	5,129
Change in net deferred income tax	$(1,414)	$(4,211)

(2)	The components of the admission calculation are as follows:

	(in thousands)
	12/31/2019			12/31/2018			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Admission Calculation Components - SSAP No. 101:
a. Admitted pursuant to ¶ 11.a. (loss carrybacks)	$—	$28,327	$28,327	$—	$24,097	$24,097	$0	$4,230	$4,230
b. Admitted pursuant to ¶ 11.b. (Realization)	27,690	—	27,690	31,240	—	31,240	(3,550)	—	(3,550)
1. Realization per ¶ 11.b.i	27,690	—	27,690	31,240	—	31,240	(3,550)	—	(3,550)
2. Limitation per ¶ 11.b.ii	—	—	168,298	—	—	154,043	—	—	14,255
c. Admitted pursuant to ¶ 11.c	58,600	—	58,600	27,768	11,835	39,603	30,832	(11,835)	18,997
d. Total Admitted pursuant to SSAP 101	$86,290	$28,327	$114,617	$59,008	$35,932	$94,940	$27,282	($7,605)	$19,677

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

(3)    Additional information used in certain components of the admission calculation are as follows:

	($ in thousands)
	12/31/2019	12/31/2018
	Total	Total
ExDTA ACL RBC ratio:
a. Ratio % used to determine recovery period & threshold limit amount	766.827%	662.101%
b. Amount of adjusted capital and surplus used to determine recovery period & threshold limit	$1,360,281	$1,258,576

(4)	The Company has not availed itself of a tax planning strategy involving reinsurance.

	($ in thousands)
	12/31/2019		12/31/2018		Change
	Ordinary	Capital	Ordinary	Capital	Ordinary	Capital
Impact of Tax-Planning Strategies:
a. Determination of adjusted gross deferred tax assets and net admitted deferred tax assets by tax character as a percentage
1. Adjusted gross DTAs amount from Note 9A1(c)	106,554	21,330	98,462	39,446	8,092	(18,116)
2. Percentage of adjusted gross DTAs by tax character admitted because of the impact of tax planning strategies attributable to the tax character	0%	0%	0%	0%	0%	0%
3. Net admitted adjusted gross DTAs amount from Note 7A1(e)	93,287	21,330	59,008	35,932	34,279	(14,602)
4. Percentage of net admitted adjusted gross DTAs by tax character admitted because of the impact of tax planning strategies attributable to that tax character	0%	133%	0%	100%	0%	33%

7B.    There were no deferred tax liabilities that are not recognized.

The Company has no Policyholder Surplus account under the Internal Revenue Code.

7C.	Current income taxes incurred consist of the following major components as of December 31:

1.	Current Income Tax:

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

	(in thousands)
	2019	2018	2017	Change 2019-2018	Change 2018-2017
a. Federal	($47,862)	($7,727)	$8,833	($40,135)	($16,560)
b. Foreign	532	354	66	178	288
c. Subtotal	(47,330)	($7,373)	8,899	(39,957)	(16,272)
d. Federal income tax on net capital gains	(6,896)	(10,549)	6,111	3,653	(16,660)
e. Capital loss carry-forwards	—	—	—	—	—
f. Other	—	—	—	—	—
f. Federal and foreign income taxes incurred	($54,226)	($17,922)	$15,010	($36,304)	($32,932)

2. DTAs Resulting from Book/Tax Differences:

	(in thousands)
	As of 12/31/2019	As of 12/31/2018	Change
a. Ordinary:
Insurance Reserves	$17,001	$16,480	$521
Deferred Acquisition Costs	4,750	4,535	215
Invested Assets	69,145	64,661	4,484
Non-Admitted Assets	10,414	11,248	(834)
Employee Benefits	4,200	—	4,200
Other Deferred Tax Assets	1,044	1,537	(493)
Subtotal	106,554	98,461	8,093
b. Statutory valuation allowance adjustment	—	—	—
c. Nonadmitted	13,267	39,453	(26,186)
d. Total admitted ordinary DTA	93,287	59,008	34,279

e. Capital
Invested Assets	21,330	20,654	676
Unrealized Capital (Gains)/Losses	—	18,792	(18,792)
Subtotal	21,330	39,446	(18,116)
f. Statutory valuation allowance adjustment	—	—	—
g. Nonadmitted	—	3,514	(3,514)
h. Total admitted capital DTA	21,330	35,932	(14,602)

i. Total admitted DTA (Ordinary and Capital)	$114,617	$94,940	$19,677

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

3.	DTLs Resulting from Book/Tax Differences:

	(in thousands)
	As of 12/31/2019	As of 12/31/2018	Change
a. Ordinary:
Insurance Reservers	$14,334	$2,837	$11,497
Invested Assets	$14,042	$19,013	($4,971)
Intangibles	5,948	5,569	379
Other Deferred Tax Liabilities	81	349	(268)
Subtotal	34,405	27,768	6,637

b. Capital:
Invested Assets	15,380	11,835	3,545
Unrealized Capital (Gains)/ Losses	8,816	—	8,816
Subtotal	24,196	11,835	12,361

c. Total DTLs	58,601	39,603	18,998

4. Net DTAs/DTLs	$56,016	$55,337	$679

The Company recognized in 2018 a decrease of $1,106,665 to its net admitted DTA from the refinement of its provisional estimate as of December 31, 2017, primarily related to additional data received on the Company's investments in partnerships.

7D.	Analysis of Actual Income Tax Expense
The Company's income tax expense differs from the amount obtained by applying the statutory rate of 21% (21% in 2018) to pretax net income for the following reasons at December 31:

	(in thousands)
	2019	2018	2017	Change 2019-2018	Change 2018-2017
Expected federal income tax expense	($10,735)	$19,479	$44,310	($30,214)	($24,831)
Non taxable investment income	(32,499)	(29,576)	(32,019)	(2,923)	2,443
IMR	4,809	4,615	4,469	194	146
Tax Credits	(9,639)	(9,813)	(7,051)	174	(2,762)
Items in Equity	(4,453)	—	—	(4,453)	0
Prior Year True-Up	(1,463)	—	—	(1,463)	0
Change in Tax Rate	—	(1,029)	55,816	1,029	(56,845)
Change in Non-Admitted Assets	834	1,011	2,254	(177)	(1,243)
Other amounts	333	1,602	(110)	(1,269)	1,712
Total incurred income tax expense	($52,813)	($13,711)	$67,669	($39,102)	($81,380)

The DRD reduces the amount of dividend income subject to U.S. tax and accounts for a significant amount of the non-taxable investment income shown in the table above, and as a result, is one of the major reasons for the difference between the Company’s effective tax rate and the federal statutory tax rate of 21%. More specifically, the U.S. DRD constitutes $32,492 thousand of the total $32,499 thousand of 2019 non-taxable investment income, $29,565 thousand of the total $29,576 thousand of 2018 non-taxable investment income, and $31,982 thousand of the total $32,019 thousand of 2017 non-taxable investment income. The DRD for the current period was estimated using information from 2018 and current year results, and was adjusted to take into account current year's equity market performance. The actual current year DRD can vary based on factors such as, but not limited to, changes in the amount of dividends received that are eligible for the DRD, changes in the amount of distributions received from fund investments, changes in the account balances of variable life and annuity contracts, and the Company’s taxable income before the DRD. In addition, the Tax Act of 2017 modified the methodology for determining the DRD that will likely increase this tax benefit in future periods.

On December 22, 2017, the Tax Act of 2017 was enacted into U.S. law. Under SSAP No. 101, changes in tax rates and tax law are accounted for in the period of enactment (the date the President signed the bill into law).

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

In December 2017, the SEC staff issued SAB 118 to address the application of U.S. GAAP in situations when a registrant does not have necessary information available, prepared, or analyzed (including computations) in reasonable detail to complete the accounting for certain income tax effects of the Tax Act of 2017. SAB 118 provides guidance for registrants under three scenarios: (1) measurement of certain income tax effects is complete, (2) measurement of certain income tax effects can be reasonably estimated and (3) measurement of certain income tax effects cannot be reasonably estimated. SAB 118 provides that the measurement period is complete when a company’s accounting is complete and in no circumstances should the measurement period extend beyond one year from the enactment date. SAB 118 acknowledges that a company may be able to complete the accounting for some provisions earlier than others. As a result, it may need to apply all three scenarios in determining the accounting for the Tax Act of 2017 based on information that is available.

In accordance with SAB 118, in 2017 the Company recorded the effects of the Tax Act of 2017 using reasonable estimates due to the need for further analysis of the provisions within the Tax Act of 2017 and collection, preparation and analysis of relevant data necessary to complete the accounting. During 2018, the Company completed the collection, preparation and analysis of data relevant to the Tax Act of 2017, and interpreted any additional guidance issued by the IRS, U.S. Department of the Treasury, or other standard-setting organizations, and recognized a $2,504 thousand increase in income tax expense primarily related to refinements of provisional estimates on the Company’s investments in partnerships.

2018 Industry Issue Resolution (IIR) - In August 2018, the Internal Revenue Service (“IRS”) released an IIR to provide guidance on the tax reserving for guaranteed benefits within variable annuity contracts and principle-based reserves on certain life insurance contracts. Adopting the IIR methodology resulted in an accelerated deduction for the Company’s 2017 tax return, that would have otherwise been deductible in future years. The adoption of the IIR resulted in a reduction in federal and foreign income taxes incurred of $8,833 thousand and a decrease in the gross deferred tax asset by $5,300 thousand for 2018.

7E.    Additional Tax Disclosures

1.	The amounts, origination dates and expiration dates of operating loss and tax credit carry forwards available for tax purposes:

At December 31, 2019, the Company had no net operating loss and no tax credit carry forwards.

2.	The following is income tax incurred for 2017, 2018, and 2019 that is available for recoupment in the event of future net losses:

	(in thousands)
Year	Ordinary	Capital	Total

2017	—	37,703	37,703
2018	—	—	—
2019	—	—	—
Total	$0	$37,703	$37,703

3.	The aggregate amount of deposits admitted under IRC § 6603 is $0.

7F.    The Company's liability for income taxes includes the liability for unrecognized tax benefits and interest that relate to tax years still subject to review by the IRS or other taxing authorities. The completion of review or the expiration of the Federal statute of limitations for a given audit period could result in an adjustment to the liability for income taxes.

The Company's unrecognized tax benefits were $0, $0 and $1,169 thousand for the years ended December 31, 2019, 2018 and 2017, respectively. The Company does not anticipate any significant changes within the next twelve months to its total unrecognized tax benefits related to tax years for which the statute of limitations has not expired.

The Company classifies all interest and penalties related to tax uncertainties as income tax expense (benefit). In 2019, 2018 and 2017, the Company recognized $0 in the statement of operations and in the statement of financial position for tax related interest and penalties.
The tax years that remain subject to examination by the U.S. tax authorities at December 31, 2019 are 2015 through 2019.
The Company is participating in the IRS's Compliance Assurance Program. Under this program, the IRS assigns an examination team to review completed transactions as they occur in order to reach agreement with the Company on how they should be reported in the relevant

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

tax returns. If disagreements arise, accelerated resolutions programs are available to resolve the disagreements in a timely manner before the tax return is filed.

7G.
The Company joins in filing a consolidated federal income tax return with its ultimate parent company, Prudential Financial, Inc. (“PFI”). The consolidated companies have executed a written tax allocation agreement, which allocates the tax liability of each company based on their separate return tax liabilities, in accordance with Internal Revenue Code Section 1552(a)(2) and the Treasury Regulations Sections 1.1552-1(a)(2) and 1.1502-33(d)(2)(ii). Members with losses record current tax benefits to the extent such losses are recognized in the consolidated federal tax return. Any company allocated a credit in accordance with these provisions will receive payment for such credit not later than the 31st day of December in the year in which the return is filed.

The Company joins in filing a consolidated federal income tax return, which includes the following companies:

AST Investment Services, Inc.	Prudential Annuities Life Assurance Corporation
Braeloch Holdings Inc.	Prudential Annuities, Inc.
Braeloch Successor Corporation	Prudential Arizona Reinsurance Captive Co.
Capital Agricultural Property Services, Inc.	Prudential Arizona Reinsurance Term Company
COLICO II, Inc.	Prudential Arizona Reinsurance Universal Co.
COLICO, Inc.	Prudential Asset Resources, Inc.
Dryden Arizona Reinsurance Term Company	Prudential Bank & Trust, FSB
Gibraltar International Insurance Services Company Inc	Prudential Financial, Inc. (Parent)
Gibraltar Universal Life Reinsurance Company	Prudential Home Building Investors, Inc.
Global Portfolio Strategies, Inc.	Prudential IBH Holdco, Inc.
Graham Resources, Inc.	Prudential International Insurance Holding, Ltd.
Graham Royalty, Ltd.	Prudential International Investments Corporation
Orchard Street Acres Inc	Prudential Legacy Insurance Company of New Jersey
PGIM Foreign Investment, Inc.	Prudential Private Placement Investors, Inc.
PGIM International Financing Inc	Prudential Securities Secured Financing Corporation
PGIM Real Estate Finance Holding Company	Prudential Securities Structured Assets, Inc.
PGIM REF Intermediary Services Inc	Prudential Structured Settlement Company
PGIM Strategic Investments, Inc.	Prudential Term Reinsurance Company
PGIM Warehouse, Inc.	Prudential Trust Company
PGIM, Inc.	Prudential Universal Reinsurance Company
PGLH of Delaware, Inc.	SMP Holdings, Inc.
Pramerica of Bermuda Life Assurance Company, Ltd.	SVIIT Holdings, Inc.
PREI Acquisition I, Inc.	TBG Insurance Services Corporation
PREI Acquisition II, Inc.	The Prudential Assigned Settlement Services, Inc.
PREI International, Inc.	The Prudential Home Mortgage Company, Inc.
Pruco Life Insurance Company (Arizona)	The Prudential Insurance Company of America
Pruco Life Insurance Company of NJ	The Prudential Real Estate Financial Services of America, Inc.
Prudential Annuities Distributors, Inc.	TRGOAG Company, Inc. (Texas Rio Grande Other Asset Group)
Prudential Annuities Holding Co, Inc	Vantage Casualty Insurance Company
Prudential Annuities Information Services & Technology Corporation

7H.     Repatriation Transition Tax (RTT) - The Company is not subject to RTT under the Tax Act of 2017.

7I.     The Company did not have AMT credit carryforward as of December 31, 2018 and 2019.

8.    INFORMATION CONCERNING PARENT, SUBSIDIARIES AND AFFILIATES

8A.	The Company is a wholly owned subsidiary of The Prudential Insurance Company of America (“Prudential Insurance”), a New Jersey stock insurer.

8B.	The Company had no transactions with affiliates involving ½ of 1% of the total admitted assets of the Company for the periods ended December 31, 2019 and 2018.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

8C.
As of December 31, 2019, and December 31, 2018, the Company reported a “Receivable from parents, subsidiaries and affiliates” of $5,433 thousand and $4,303 thousand respectively and a “Payable to parents, subsidiaries and affiliates” of $71,808 thousand and $39,135 thousand respectively. These balances are included in "Other assets" and "Other liabilities" on the Balance Sheet. Intercompany balances are settled in cash, generally within thirty days of the respective reporting date.

8D.
The Company did not have any guarantees or undertakings for the benefit of an affiliate or related party that would result in a material contingent exposure of the reporting entity's or any related party's assets or liabilities.

8E.
The Company has transactions and relationships with Prudential Financial and service agreements with Prudential Insurance. Under the service agreements, Prudential Insurance furnishes the services of its officers and employees, provides supplies, use of equipment, office space, accounts payable processing functions, and makes operating advances and other transactions in the normal course of business. The Company is charged for these services based on the level of service used and amounts advanced. The related charges to the Company were $465,613 thousand, $408,744 thousand and $439,273 thousand for the years ended December 31, 2019, 2018 and 2017, respectively, and are recorded as part of “General insurance expenses”.

Prudential Financial and certain subsidiaries have service agreements with the Company. Under these agreements, the Company receives the services of the officers and employees of Prudential Financial and asset management services from Prudential Asset Management Holding Company. The Company is charged based on the level of service received and payments made on its behalf.

8F.	The Company did not have SCAs that required a sub-1 or sub-2 filing as of December 31, 2019.

8G.	Investment in Insurance SCAs
The Company did not have an investment in an insurance SCA with a permitted practice as of December 31, 2019.

8H.	SCA or SSAP 48 Entity Loss Tracking

($ in thousands)

Entity	Reporting Entity's Share of Net Income (Loss)	Accumulated Share of Net Income (Losses)	Reporting Entity's Share of Equity, Including Negative Equity	Guaranteed Obligation/Commitment for Financial Support (Yes/No)	Reported Value
AmeriMark Holdings, LLC - Series C Common Units	(35)	(35)	(35)	No	—
AmeriMark Holdings, LLC - Series A Common Units - N1	(240)	(240)	(240)	No	—
AmeriMark Holdings, LLC - Series A Common Units - N2	—	—	—	No	—
AmeriMark Holdings, LLC - Series A Common Units (R)	(3,095)	(3,095)	(3,095)	No	—
AmeriMark Holdings, LLC - Series A Preferred Units (N)	(5)	(5)	(5)	No	—
AmeriMark Holdings, LLC - Series A Preferred Units (R)	(161)	(161)	(161)	No	—

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

9.    DEBT

Notes payables and other borrowing consisted of the following as of December 31:

2019
($ in thousands)
Debt Name	Date Issued	Kind of Borrowing	Face Amount	Carrying Value	Rate of Interest	Effective Interest Rate	Collateral Requirements	Interest Paid (Current Year)
Pru Funding LLC - ST	Various	Cash	$—	$—	Various	Various	None	$875

Scheduled principal repayments on debt as of December 31, 2019 are as follows: $0 in 2020 and beyond. As of December 31, 2019, accrued interest was $0.

2018
($ in thousands)
Debt Name	Date Issued	Kind of Borrowing	Face Amount	Carrying Value	Rate of Interest	Effective Interest Rate	Collateral Requirements	Interest Paid (Current Year)
Pru Funding LLC - ST	Various	Cash	$—	$—	Various	Various	None	$536

Scheduled principal repayments on debt as of December 31, 2018 are as follows: $0 in 2019 and beyond. As of December 31, 2018, accrued interest was $0.

There are no covenants or violations of the above debt. None of the debt was considered to be extinguished by in-substance defeasance prior to the effective date of this statement. Additionally, no assets have been set aside after the effective date of this statement solely for satisfying scheduled payments of a specific obligation. There are no reverse repurchase agreements whose amounts are included as part of the above debt.

FHLB Funding Agreements

(1)
In December 2009, the Company became a member of the Federal Home Loan Bank of Boston (“FHLBB”). Membership allows the Company access to collateralized advances which will be classified as “Borrowed money.” The Company utilizes these funds as a source of contingent liquidity. The Company’s membership in FHLBB requires maintaining ownership of member stock and any borrowings from FHLBB will require purchasing FHLBB activity based stock in an amount between 3.0% and 4.5% of outstanding borrowings depending on the maturity date of the obligation. The Company purchased $5,602 thousand of FHLBB membership stock as part of the agreement.

Under Connecticut state insurance law, without the prior consent of the CT Department, the amount of assets insurers may pledge to secure debt obligations is limited to the lesser of 5% of prior-year statutory admitted assets or 25% of prior-year statutory surplus, resulting in a maximum borrowing capacity for the Company under the FHLBB facility of approximately $243,774 thousand. As of December 31, 2019, there were no outstanding borrowings.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

(2)	FHLB Capital Stock

a.	Aggregate Totals

12/31/2019
(in thousands)
	1 Total (col 2+3)	2 General Account	3 Separate Account
Membership Stock - Class A	$—	$—	$—
Membership Stock - Class B	$5,602	5,602	—
Activity Stock	—	—	—
Excess Stock	—	—	—
Aggregate Total	5,602	5,602	—
Actual or estimated Borrowing Capacity as Determined by the Insurer	$243,774

12/31/2018
(in thousands)
	1 Total (col 2+3)	2 General Account	3 Separate Account
Membership Stock - Class A	$—	$—	$—
Membership Stock - Class B	9,887	9,887	—
Activity Stock	—	—	—
Excess Stock	—	—	—
Aggregate Total	9,887	9,887	—
Actual or estimated Borrowing Capacity as Determined by the Insurer	$241,045

b.	Membership Stock (Class A and B) Eligible and Not Eligible for Redemption

			Eligible for Redemption
	1	2	3	4	5	6
Membership Stock	Current year total	Not eligible for redemption	Less than 6 months	6 months to less than 1 year	1 to less than 3 years	3 to 5 years
Class A	—	—	—	—	—	—
Class B	$5,602	$—	$5,602	$—	$—	$—

c.	FHLB - Prepayment Obligations as of December 31, 2019

Does the Company have prepayment obligations under the following arrangements (Y/N)
Debt	N
Funding Agreements	N
Other	N

(3)	Collateral Pledged to FHLB

a.	The Company had no collateral pledged to FHLBB for the periods ended December 31, 2019 and December 31, 2018.

b.	The Company's maximum amount of collateral pledged to FHLBB was $0 thousand during the periods ended December 31, 2019 and December 31, 2018.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

(4)	Borrowing from FHLB

a.	The Company had no borrowing from the FHLBB for the periods ended December 31, 2019 and December 31, 2018.

b.	The Company's maximum amount of borrowing from the FHLBB was $0 thousand during the periods ended December 31, 2019 and December 31, 2018.

10.    RETIREMENT PLANS, DEFERRED COMPENSATION, POSTEMPLOYMENT BENEFITS AND COMPENSATED
ABSENCES AND OTHER POSTRETIREMENT PLANS

The Company has no employees. It operates under service agreements with Prudential Insurance which provides all employee related services, including defined pension benefits. Therefore, a disclosure of the Company’s net periodic benefit costs and related assets is not applicable as of December 31, 2019.

11.    CAPITAL AND SURPLUS, SHAREHOLDERS' DIVIDENDS RESTRICTIONS AND QUASI-REORGANIZATIONS

(1)
The Company has 30,000 shares authorized and 25,000 shares issued and outstanding with a par value of $2,500 thousand at December 31, 2019 and 2018. The Company has no preferred stock outstanding for 2019 and 2018. All outstanding shares of the Company’s common stock are held by Prudential Insurance.

(2)
Without prior approval of its domiciliary commissioner, dividends to shareholders are limited by the laws of the Company’s state of domicile, Connecticut. The State of Connecticut restricts dividend payments to the greater of 10% of the prior year’s surplus or net gain from operations from the prior year. Net gain from operations is defined as income after taxes but prior to realized capital gains, as reported on the Statement of Operations. Dividends may only be paid out of unassigned surplus, adjusted for a portion of cumulative unrealized capital gains. As of December 31, 2019, the Company’s statutory surplus was $1,178,002 thousand. For the year ended, December 31, 2019, the Company’s net gain from operations was $94,124 thousand.

In June 2019, the Company paid an ordinary dividend of $50,000 thousand to its parent, Prudential Insurance.

In December 2018, the Company paid an ordinary dividend of $115,000 thousand to its parent, Prudential Insurance.

In May 2017, the Company paid an extraordinary distribution out of gross paid in and contributed surplus of $90,000 thousand to its parent company, Prudential Insurance. The extraordinary distribution was approved by the state of Connecticut.

In the fourth quarter of 2014, the Company received a $255,000 thousand capital contribution from its parent, Prudential Insurance, in the form of asset-backed notes.  The asset-backed notes bear interest at a rate of 0.20% per annum and mature from 2020 to 2021; however, the maturity date of a portion of the notes may be extended by the Company or, if not earlier paid, at maturity. The asset-backed notes were issued by a designated series of a Delaware master trust, and payment obligations on the notes are secured by corresponding payment obligations of third party financial institutions and a portfolio of specified assets.  As of December 31, 2019, no principal payments have been received or are currently due on the asset-backed notes.  Upon receipt of the asset-backed notes, the Company made a cash payment of $255,000 thousand.

In September 2014, the Company received a $245,000 thousand capital contribution from its parent, Prudential Insurance, in the form of an asset-backed note. The asset-backed note bears interest at a rate of 0.20% per annum and matures in November 2026; however, the maturity date may be extended for two additional one-year periods, subject to conditions. The principal amount of the asset-backed note is payable in cash at any time upon demand by the Company or, if not paid earlier, at maturity.  The asset-backed note was issued by a designated series of a Delaware master trust, and its payment obligations are secured by corresponding payment obligations of a third party financial institution and a portfolio of specified assets.  As of December 31, 2019, no principal payments have been received or are currently due on the asset-backed note. Upon receipt of the asset-backed note, the Company paid a cash dividend of $245,000 thousand to its parent, Prudential Insurance.

(3)    "Unassigned funds" are held for the corporate purposes of the Company.

The portion of unassigned funds (surplus) represented or reduced by cumulative unrealized gains and losses was $22,521 thousand and ($81,333) thousand as of December 31, 2019 and December 31, 2018, respectively. The portion of unassigned funds (surplus) represented or reduced by non-admitted assets was $62,858 thousand and $96,532 thousand as of December 31, 2019 and December 31, 2018, respectively. The amount of unassigned surplus funds for the Company was $232,004 thousand and $136,294 thousand as of December 31, 2019 and December 31, 2018 respectively.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

12.    CONTINGENCIES

12A.    Contingent Commitments

In accordance with SSAP No. 5R, “Liabilities, Contingencies, and Impairment of Assets – Revised” the following provides detailed information regarding the Company’s guarantee agreements, including the nature of the guarantee, the ultimate impact to the financial statements, the current status of the payment or performance risk, the maximum potential of future payments that could be required, the current carrying value of the liability, and the nature of any recourse provisions, if applicable.

The Company's ERISA Separate Accounts are managed by the following affiliates: Prudential Investment Management, Inc., Quantitative Management Associates LLC, Prudential Private Placement Investors, L.P., Jennison Associates LLC, and Prudential Mortgage Capital Company, LLC (collectively, the “Advisor Affiliates”). Under ERISA guidelines, the Advisor Affiliates are required to obtain a financial performance bond to protect the plan assets from loss due to fraud or dishonesty. In lieu of purchasing an external financial performance bond, the Company has provided a guarantee to the Advisor Affiliates to protect the plan assets from any loss due to fraud or dishonesty. The guarantee creates no additional risk to the Company from loss or fraud since the Company would retain the same risk under ERISA’s fiduciary standards.

12B.    Assessments

In 2010, the Company established a liability for guaranty fund assessments related to Executive Life Insurance Company of New York (“ELNY”). The assessments are expected to be paid out over a number of years. As of December 31, 2019 and December 31, 2018 the amount of the total liability related to guaranty fund assessments was $89 thousand and $89 thousand, respectively. As of December 31, 2019 and December 31, 2018, the Company also held a related asset of $750 thousand and $1,927 thousand, respectively, for premium tax credits associated with the guarantee fund assessments. Premium tax credits are generally expected to be realized over a similar time period as the assessment liability but will vary by state, which can affect the available amounts and duration. The Company did not have any guaranty fund liabilities and assets related to insolvencies of entities that wrote long-term care contracts.

(in thousands)
Assets recognized from paid and accrued premium tax offsets as of December 31, 2018:	$1,927

Decreases in 2019:
Premium tax offsets utilized	1,179

Increases in 2019
Additional premium tax offsets applied	1

Assets recognized from paid and accrued premium tax offsets as of December 31, 2019:	$750

12C.    Gain Contingencies

There were no gain contingencies recognized by the Company during 2019 or 2018.

12D.    Claims Related Extra Contractual Obligations and Bad Faith Losses Stemming From Lawsuits.

The Company paid $0 thousand for the year ended December 31, 2019, to settle 0-25 claims related to extra contractual obligations and bad faith losses stemming from lawsuits.

The Company paid $3 thousand for the year ended December 31, 2018, to settle 0-25 claims related to extra contractual obligations and bad faith losses stemming from lawsuits.

The Company paid $664 thousand for the year ended December 31, 2017, to settle 0-25 claims related to extra contractual obligations and bad faith losses stemming from lawsuits.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

12E.	Joint and Several Liability
The Company had no Joint and Several Liability arrangements accounted for under SSAP No. 5R as of December 31, 2019.
12F.    All Other Contingencies

(1)	Uncollectible Asset Balances

The Company has no balance that is reasonably possible to be uncollectible for assets covered by SSAP No.s 6, 47 or 66.

(2)	Other Contingencies

The Company is subject to legal and regulatory actions in the ordinary course of its businesses. Pending legal and regulatory actions include proceedings specific to it and proceedings generally applicable to business practices in the industries in which it operates, including in both cases businesses that have either been divested or placed in wind-down status. The Company is subject to class action lawsuits and individual lawsuits involving a variety of issues, including sales practices, underwriting practices, claims payment and procedures, additional premium charges for premiums paid on a periodic basis, denial or delay of benefits, return of premiums or excessive premium charges and breaching fiduciary duties to customers.

The Company is also subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment, and could be exposed to claims or litigation concerning certain business or process patents. Regulatory authorities from time to time make inquiries and conduct investigations and examinations relating particularly to the Company and its businesses and products. In addition, the Company, along with other participants in the businesses in which it engages, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus. In some of the Company’s pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of litigation or a regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain. The following is a summary of certain pending proceedings.

Regulatory Matters
Securities Lending and Foreign Tax Reclaim Matter
In 2016, PFI self-reported to the SEC and the Department of Labor ("DOL"), and notified other regulators, that in some cases it failed to maximize securities lending income for the benefit of certain separate account investments due to a long-standing restriction benefiting PFI that limited the availability of loanable securities. PFI has removed the restriction and implemented a remediation plan for the benefit of customers. As part of PFI’s review of this matter, in 2018 it further self-reported to the SEC, and notified other regulators, that in some cases it failed to timely process foreign tax reclaims for the separate account investments. PFI has corrected the foreign tax reclaim process and has implemented a remediation plan for the benefit of customers.

The DOL’s review of the securities lending matter is closed. PFI is cooperating with the SEC in its review of the securities lending and foreign tax reclaim matters (which includes a review of the remediation plans) and has entered into discussions with the SEC staff regarding a possible settlement of the securities lending matter that would potentially involve charges under the Investment Advisers Act and financial remedies. PFI cannot predict the outcome of the discussions with the SEC regarding the foreign tax reclaim matter or the possible settlement of the securities lending matter.
On an ongoing basis, the Company’s internal supervisory and control functions review the quality of sales, marketing and other customer interface procedures and practices and may recommend modifications or enhancements. From time to time, this review process results in the discovery of product administration, servicing or other errors, including errors relating to the timing or amount of payments or contract values due to customers. In certain cases, if appropriate, the Company may offer customers remediation and may incur charges, including the cost of such remediation, administrative costs and regulatory fines.

The Company’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. It is possible that the Company’s results of operations or cash flows in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of the Company’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on the Company’s financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on the Company’s financial position.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

13.    LEASES

13A.    Lessee Operating Leases

The Company has not entered into any leasing arrangements as lessee that could have a material financial effect, either individually or in aggregate.

13B.    Lessor Leases

The Company had no operating leases or investment in leveraged leases during 2019 or 2018.

14.    PREMIUM AND ANNUITY CONSIDERATIONS DEFERRED AND UNCOLLECTED

Deferred and uncollected life insurance premiums and annuity considerations as of December 31, 2019:

(in thousands)

TYPE	GROSS	NET OF LOADING
(1) Industrial	$—	$—
(2) Ordinary - New Business (Individual Life & Annuities)	—	—
(3) Ordinary - Renewal Business	—	—
(4) Credit Life	—	—
(5) Group Life	—	—
(6) Group Annuity	109,790	109,790
(7) Total	$109,790	$109,790

Deferred and uncollected life insurance premiums and annuity considerations as of as of December 31, 2018:

                             (in thousands)

TYPE	GROSS	NET OF LOADING
(1) Industrial	$—	$—
(2) Ordinary - New Business (Individual Life & Annuities)	—	—
(3) Ordinary - Renewal Business	—	—
(4) Credit Life	—	—
(5) Group Life	—	—
(6) Group Annuity	84,067	84,067
(7) Total	$84,067	$84,067

15.    LOSS/CLAIM ADJUSTMENT EXPENSES
The Company had no change in incurred losses and no loss adjustment expenses.

16.      GAINS OR LOSS TO THE REPORTING ENTITY FROM UNINSURED A&H PLANS AND THE UNINSURED PORTION
     OF PARTIALLY INSURED PLANS

The Company has no accident and health insurance.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

17.    DIRECT PREMIUM WRITTEN/PRODUCED BY MANAGING GENERAL AGENTS/THIRD PARTY ADMINISTRATORS
During 2019, 2018 or 2017, there were $0 direct premiums written by Managing General Agents/Third Party Administrators.

18.    FAIR VALUE MEASUREMENTS
Fair value represents the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative fair value guidance establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:

Level 1 - Fair value is based on unadjusted quoted prices in active markets that are accessible to the Company for identical assets or liabilities. The Company’s Level 1 assets and liabilities primarily include certain cash equivalents and short-term investments, common stocks and derivative contracts that trade on an active exchange market.

Level 2 - Fair value is based on significant inputs, other than quoted prices included in Level 1, that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability through corroboration with observable market data. Level 2 inputs include quoted market prices in active markets for similar assets and liabilities, quoted market prices in markets that are not active for identical or similar assets or liabilities, and other market observable inputs. The Company’s Level 2 assets and liabilities include: bonds (corporate public and private bonds, most government securities, certain asset-backed and mortgage-backed securities, etc.), certain common stock securities (mutual funds, which do not trade in active markets because they are not publicly available), short-term investments and certain cash equivalents (primarily commercial paper), and certain over-the-counter (“OTC”) derivatives.

Level 3 - Fair value is based on at least one significant unobservable input for the asset or liability. The assets and liabilities in this category may require significant judgment or estimation in determining the fair value. The Company’s Level 3 assets and liabilities primarily include: certain private bonds and common stock securities, certain manually priced public common stock and bonds, certain commercial mortgage loans and certain highly structured OTC derivative contracts.

Bonds carried at the lower of amortized cost or market value - The fair values of the Company’s public bonds are generally based on prices obtained from independent pricing services. Prices for each bond are generally sourced from multiple pricing vendors, and a vendor hierarchy is maintained by asset type based on historical pricing experience and vendor expertise. The Company ultimately uses the price from the pricing service highest in the vendor hierarchy based on the respective asset type. The pricing hierarchy is updated for new financial products and recent pricing experience with various vendors. Consistent with the fair value hierarchy described above, securities with validated quotes from pricing services are generally reflected within Level 2, as they are primarily based on observable pricing for similar assets and/or other market observable inputs. Typical inputs used by these pricing services include but are not limited to, reported trades, benchmark yields, issuer spreads, bids, offers, and/or estimated cash flow, prepayment speeds and default rates. If the pricing information received from third-party pricing services is deemed not reflective of market activity or other inputs observable in the market, the Company may challenge the price through a formal process with the pricing service or classify the securities as Level 3. If the pricing service updates the price to be more consistent with the presented market observations, the security remains within Level 2.

Internally-developed valuations or indicative broker quotes are also used to determine fair value in circumstances where vendor pricing is not available, or where the Company ultimately concludes that pricing information received from the independent pricing service is not reflective of market activity. If the Company concludes the values from both pricing services and brokers are not reflective of market activity, it may over-ride the information with an internally-developed valuation. As of December 31, 2019, and December 31, 2018, over-rides on a net basis were not material. Pricing service over-rides, internally-developed valuations and indicative broker quotes are generally included in Level 3 in the fair value hierarchy.

The Company conducts several specific price monitoring activities. Daily analyses identify price changes over pre-determined thresholds defined at the financial instrument level. Various pricing integrity reports are reviewed on a daily and monthly basis to determine if pricing is reflective of market activity or if it would warrant any adjustments. Other procedures performed include, but are not limited to, reviews of third-party pricing services methodologies, reviews of pricing trends and back testing.
The fair values of private bonds, which are primarily originated by internal private asset managers, are primarily determined using discounted cash flow models. These models primarily use observable inputs that include Treasury or similar base rates plus estimated credit spreads to value each security. The credit spreads are obtained through a survey of private market intermediaries who are active in both primary and secondary transactions, and consider, among other factors, the credit quality and the reduced liquidity associated with private placements. Internal adjustments are made to reflect variation in observed sector spreads. Since most private placements are valued using standard market observable inputs and inputs derived from, or corroborated by, market observable data including, but not limited to observed prices and spreads for similar publicly traded issues, they have been reflected within Level 2. For certain private fixed maturities, the discounted cash flow model may incorporate significant unobservable inputs, which reflect the Company's own assumptions about the inputs that market participants would use in pricing the asset. To the extent management determines that such unobservable inputs are significant to the price of a security, a Level 3 classification is made.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

Preferred Stocks carried at the lower of amortized cost or market value - Preferred stocks consist principally of publicly traded and privately traded preferred stock. The fair values of most publicly traded preferred stock securities are based on quoted market prices in active markets for identical assets and are classified within Level 1 in the fair value hierarchy. Estimated fair values for most privately traded preferred stock securities are determined using valuation and discounted cash flow models that require a substantial level of judgment. In determining the fair value of certain privately traded preferred stock the discounted cash flow model may also use unobservable inputs, which reflect the Company’s assumptions about the inputs market participants would use in pricing the asset. Most privately traded preferred stock securities are classified within Level 3. Fair values of perpetual preferred stock based on observable market inputs are classified within Level 2. However, when prices from independent pricing services are based on indicative broker quotes as the directly observable market inputs become unavailable, the fair value of perpetual preferred stock is classified as Level 3.

Common Stocks carried at market value -Common stocks consist principally of investments in common stocks of publicly traded companies, privately traded securities, as well as common stock mutual fund shares. The fair values of most publicly traded common stocks are based on quoted market prices in active markets for identical assets and are classified within Level 1 in the fair value hierarchy. Estimated fair values for most privately traded equity securities are determined using discounted cash flow, earnings multiple and other valuation models that require a substantial level of judgment around inputs and therefore are classified within Level 3. The fair values of common stock mutual fund shares that transact regularly (but do not trade in active markets because they are not publicly available) are based on transaction prices of identical fund shares. The fair values of common stocks are based on prices obtained from independent pricing services. These prices are then validated for reasonableness against recently traded market prices. Accordingly, these securities are generally classified within Level 2 in the fair value hierarchy.

Derivative Instruments - Derivatives are recorded at fair value either as assets, within “Derivatives,” or as liabilities, within “Miscellaneous liabilities: Derivatives.” The fair values of derivative contracts can be affected by changes in interest rates, foreign exchange rates, commodity prices, credit spreads, market volatility, expected returns, non-performance risk (“NPR”), liquidity and other factors. For derivative positions included within Level 3 of the fair value hierarchy, liquidity valuation adjustments are made to reflect the cost of exiting significant risk positions, and consider the bid-ask spread, maturity, complexity, and other specific attributes of the underlying derivative position.

The Company’s exchange-traded futures include Treasury futures and equity futures. Exchange-traded futures and options are valued using quoted prices in active markets and are classified within Level 1 in the fair value hierarchy.

The majority of the Company’s derivative positions are traded in the OTC derivative market and are classified within Level 2 in the fair value hierarchy. OTC derivatives classified within Level 2 are valued using models that utilize actively quoted or observable market input values from external market data providers, third-party pricing vendors and/or recent trading activity. The Company’s policy is to use mid-market pricing in determining its best estimate of fair value. The fair values of most OTC derivatives, including interest rate and cross-currency swaps, currency forward contracts, single name credit default swaps, and “to be announced” (“TBA”) forward contracts on highly rated mortgage-backed securities issued by U.S. government sponsored entities are determined using discounted cash flow models. The fair values of European style option contracts are determined using Black-Scholes option pricing models. These models’ key inputs include the contractual terms of the respective contract, along with significant observable inputs, including interest rates, currency rates, credit spreads, equity prices, index dividend yields, NPR, volatility and other factors.

The majority of the Company’s derivative agreements are with highly rated major international financial institutions. To reflect the market’s perception of its own and the counterparty’s NPR, the Company incorporates additional spreads over London Interbank Offered Rates (“LIBOR”) into the discount rate used in determining the fair value of OTC derivative assets and liabilities that are not otherwise collateralized.

Derivatives classified as Level 3 include structured products. These derivatives are valued based upon models, such as Monte Carlo simulation models and other techniques that utilize significant unobservable inputs. Level 3 methodologies are validated through periodic comparison of the Company’s fair values to external broker-dealer values.

Separate Account Assets at fair value -Separate account assets primarily include bonds, treasuries, common stock and mutual funds for which values are determined consistent with similar instruments described above under “Bonds carried at the lower of amortized cost or market value” and “Common Stocks carried at market value.”

Effective January 1, 2018, the Company adopted changes to SSAP No. 100, Fair Value (“SSAP 100”), to allow Net Asset Value ("NAV") per share as a practical expedient to fair value either when specifically named in an SSAP or when specific conditions exist. This adoption removes the requirement to categorize within the fair value hierarchy all investments measured at net asset value per share (or its equivalent) as a practical expedient. As a result of the adoption of this guidance, certain separate account assets are no longer classified in the fair value hierarchy.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

(1)	The table below presents the balances of assets and liabilities measured at fair value as of December 31, 2019:

12/31/2019
( in thousands)
(1) Description	(2) (Level 1)	(3) (Level 2)	(4) (Level 3)	(5) Net Asset Value (NAV)	(6) Total
Assets at fair value
Bonds:
Industrial and Misc	$—	$28	$4,797	$—	$4,825
Total Bonds	—	28	4,797	—	4,825

Cash, Cash Equivalents and Short-Term Investments:
Industrial and Misc	—	233,454	—	—	233,454
Total Cash, Cash Equivalents and Short-Term Investments	—	233,454	—	—	233,454

Preferred Stock:
Industrial and Misc	—	—	—	—	—
Total Common Stocks	—	—	—	—	—

Common Stock:
Industrial and Misc	—	5,602	—	—	5,602
Total Common Stocks	—	5,602	—	—	5,602

Derivative assets:
Currency swaps	—	99,968	—	—	99,968
Interest rate swaps	—	166,589	—	—	166,589
Total return swaps	—	898	—	—	898
Options	—	5,070	185	—	5,255
Currency forwards	—	—	—	—	—
Total Derivative assets	—	272,525	185	—	272,710

Separate account assets (a)	34,116,715	18,224,816	964,643	987,791	54,293,965

Total assets at fair value/NAV	$34,116,715	$18,736,425	$969,625	$987,791	$54,810,556

Liabilities at fair value
Derivative liabilities:
Currency swaps	$—	$25,390	$—	$—	$25,390
Interest rate swaps	—	80,842	—	—	80,842
Total return swaps	—	7,086	—	—	7,086
Currency forwards	—	4,897	—	—	4,897
Total Derivative liabilities	—	118,215	—	—	118,215

Total liabilities at fair value	$—	$118,215	$—	$—	$118,215

a.
Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account assets classified as Level 3 consist primarily of real estate and real estate investment funds. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Statements of Admitted Assets, Liabilities and Capital and Surplus.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

(2)	The table below presents the balances of assets and liabilities on a recurring and non-recurring basis measured at fair value as of December 31, 2018:

12/31/2018
( in thousands)
(1) Description	(2) (Level 1)	(3) (Level 2)	(4) (Level 3)	(5) Net Asset Value (NAV)	(6) Total
Assets at fair value
Bonds:
Industrial and Misc	$—	$75	$18,972	$—	$19,047
Total Bonds	—	75	18,972	—	19,047

Cash, Cash Equivalents and Short-Term Investments:
Industrial and Misc	—	174,048	—	—	174,048
Total Cash, Cash Equivalents and Short-Term Investments	—	174,048	—	—	174,048

Common Stock:
Industrial and Misc	—	10,988	652	—	11,640
Total Common Stocks	—	10,988	652	—	11,640

Derivative assets:
Currency swaps	—	102,669	—	—	102,669
Interest rate swaps	—	95,390	—	—	95,390
Total return swaps	—	8,603	—	—	8,603
Options	—	357	369	—	726
Currency forwards	—	1,169	—	—	1,169
Total Derivative assets	—	208,188	369	—	208,557

Separate account assets (a)	26,104,882	14,903,781	858,900	906,304	42,773,867

Total assets at fair value/NAV	$26,104,882	$15,297,080	$878,893	$906,304	$43,187,159

Liabilities at fair value
Derivative liabilities:
Currency swaps	$—	$23,743	$—	$—	$23,743
Interest rate swaps	—	105,341	—	—	105,341
Total return swaps	—	124	—	—	124
Currency forwards	—	100	—	—	100
Total Derivative liabilities	—	129,308	—	—	129,308

Total liabilities at fair value	$—	$129,308	$—	$—	$129,308

a.
Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account assets classified as Level 3 consist primarily of real estate and real estate investment funds. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Statements of Admitted Assets, Liabilities and Capital and Surplus.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

(3)	The tables below provide the following data as of 2019 and 2018:

a.	Summary of the changes in fair value of Level 3 assets and liabilities

b.	The portion of gains or losses included in income attributable to unrealized gains or losses related to those assets and liabilities still held at 2019 and 2018.

	12/31/2019
	(in thousands)
	Balance at 01/01/2019	Transfers into Level 3	Transfers out of Level 3	Total gains/ (losses) included in Net Income	Total gains/ (losses) included in Surplus	Purchases	Issues	Sales	Settlements	Balance at 12/31/2019
Bonds:
Industrial and Misc	$18,972	$—	($2,976)	$7,523	($5,766)	$5	$—	$—	($12,960)	$4,798
Preferred Stock:
Industrial and Misc	—	—	—	—	—	—	—	—	—	—
Common Stock:
Industrial and Misc	652	—	—	(55)	197	—	—	(794)	—	—
Derivatives	369	—	—	—	452	—	—	(636)	—	185
Separate accounts assets (a)	858,900	189	(44,826)	(1,216)	34,566	224,303	—	(13,853)	(93,421)	964,642
Total Assets	$878,893	$189	($47,802)	$6,252	$29,449	$224,308	$—	($15,283)	($106,381)	$969,625

b. Total Liabilities	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

a.
Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Statement of Admitted Assets, Liabilities, and Capital and Surplus.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

	12/31/2018
	(in thousands)
	Balance at 01/01/2018	Transfers into Level 3	Transfers out of Level 3	Total gains/ (losses) included in Net Income	Total gains/ (losses) included in Surplus	Purchases	Issues	Sales	Settlements	Balance at 12/31/2018
Bonds:
Industrial and Misc	$3,024	$25,010	($3,560)	($3,610)	($2,003)	$112	$—	$—	($1)	$18,972
Preferred Stock:
Industrial and Misc	—	—	—	—	—	—	—	—	—	—
Common Stock:
Industrial and Misc	3,201	—	—	528	(118)	125	—	(3,084)	—	652
Derivatives	883	—	—	—	50	—	—	(564)	—	369
Separate accounts assets (a)	2,001,564	171,436	(1,372,476)	1,477	(13,327)	374,793	—	(19,945)	(284,622)	858,900
Total Assets	$2,008,672	$196,446	($1,376,036)	($1,605)	($15,398)	$375,030	$—	($23,593)	($284,623)	$878,893

b. Total Liabilities	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

a.
Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Statement of Admitted Assets, Liabilities, and Capital and Surplus.

Unrealized gains (losses) for the period relating to Level 3 assets that were still held by the Company for common stock were $151 thousand and ($118) thousand as of December 31, 2019 and 2018, respectively.
Unrealized gains (losses) for the period relating to Level 3 assets that were still held by the Company for separate account assets were $3,356 thousand and $(636) thousand as of December 31, 2019 and 2018, respectively.
Transfers resulted from further review of valuation methodologies for certain assets, which resulted in a change in classification.
For nonrecurring fair value measurements, certain financial assets are measured at fair value on a non-recurring basis, such as certain bonds and preferred stock valued at the lower of cost or fair value, or investments that are impaired during the reporting period and recorded at fair value on the statements of admitted assets, liabilities, and capital and surplus at December 31, 2019.

Transfers into or out of Level 3 are generally reported at the value as of the beginning of the quarter in which the transfer occurs. Transfers into Level 3 for the year ended December 31, 2019 were $0. Transfers out of level 3 for the year ended December 31, 2019 were $2,975 thousand.

Transfers into Level 3 for the year ended December 31, 2019 were $189 thousand for separate account assets. Transfers out of Level 3 for the year ended December 31, 2019 were $44,826 thousand for separate account asset. This resulted from further review of valuation methodologies for certain assets, which resulted in a change in classification.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

4.	The following tables present the carrying amounts and estimated fair values of the Company’s financial instruments as of December 31, 2019 and December 31, 2018:

	12/31/2019
	(in thousands)
Type of Financial Instrument	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3	Net Asset Value (NAV)	Not Practicable (Carrying Value)
Assets:
Bonds	$20,269,095	$19,506,236	$—	$18,927,235	$1,341,860	$—	$—
Unaffiliated preferred Stock	71,648	70,800	—	71,648	—	—	—
Unaffiliated common Stock	5,602	5,602	—	5,602	—	—	—
Mortgage loans	5,477,281	5,374,559	—	—	5,477,281	—	—
Cash,Cash Equivalents, and Short-Term Investments	286,790	286,790	286,790	—	—	—	—
Derivative financial instruments	317,902	307,564	—	314,717	185	—	—
Other Invested Assets	119,767	116,000	—	119,767	—	—	—
Separate Accounts	54,884,953	54,853,502	34,117,503	18,791,343	988,317	987,791	—
Liabilities:
Deposit Type Contracts	$24,200,434	$23,328,657	$—	$—	$24,200,434	$—	$—
Cash collateral held for loaned securities	17,677	17,677	—	17,678	—	—	—
Derivative financial instruments	135,059	126,835	74,425	134,985	—	—	—
Separate account liabilities-investment contracts	51,711,773	51,691,277	—	48,585,491	3,126,282	—	—

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

	12/31/2018
	(in thousands)
Type of Financial Instrument	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3	Net Asset Value (NAV)	Not Practicable (Carrying Value)
Assets:
Bonds	$20,283,646	$20,286,570	$—	$18,951,076	$1,332,570	$—	$—
Unaffiliated preferred Stock	68,945	70,800	—	68,945	—	—	—
Unaffiliated common Stock	11,640	11,640	—	10,988	652	—	—
Mortgage loans	5,128,854	5,154,348	—	—	5,128,854	—	—
Contract Loans	—	—	—	—	—	—	—
Cash and short-term Investments	235,768	235,768	21,138	214,630	—	—	—
Derivative financial instruments	253,727	260,349	120	253,238	369	—	—
Other Invested Assets	113,531	116,001	—	113,531	—	—	—
Separate Accounts	43,334,280	43,326,340	26,116,430	15,422,901	888,915	906,034	—
Liabilities:
Deposit Type Contracts	$23,709,101	$23,756,820	$—	$—	$23,709,101	$—	$—
Notes payable and other borrowings	—	—	—	—	—	—	—
Securities sold under agreements to repurchase	—	—	—	—	—	—	—
Cash collateral held for loaned securities	64,436	64,436	—	64,436	—	—	—
Derivative financial instruments	133,538	132,341	672	132,866	—	—	—
Separate account liabilities-investment contracts	43,320,741	43,325,531	—	40,233,907	3,086,834	—	—

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

5.	The Company did not have any assets and liabilities not practicable to value at fair value as of December 31, 2019.

Bonds: fixed maturities (excluding NAIC 6 rated Bonds) - The fair values of public fixed maturity securities are generally based on prices from third-party pricing services, which are reviewed for reasonableness; however, for certain public fixed maturity securities and investments in private placement fixed maturity securities, this information is either not available or not reliable. For these public fixed maturity securities, the fair value is based on indicative broker quotes, if available, or determined using a discounted cash flow model or internally-developed models. For private fixed maturities, fair value is determined using a discounted cash flow model. In determining the fair value of certain fixed maturity securities, the discounted cash flow model may also use unobservable inputs, which reflect the Company’s own assumptions about the inputs market participants would use in pricing the security.

Mortgage Loans - The fair value of commercial mortgage loans is based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate, plus an appropriate credit spread for loans of similar quality, average life and currency. The quality ratings for these loans, a primary determinant of the appropriate credit spread and a significant component of the pricing process, are based on internally-developed methodology. Certain commercial mortgage loans are valued incorporating other factors, including the terms of the loans, the principal exit strategies for the loans, prevailing interest rates and credit risk.

Cash and Short-Term Investments - The Company believes that due to the short-term nature of certain assets, the carrying value approximates fair value. These assets include cash, cash equivalent instruments and certain short-term investments, which are recorded at amortized cost and are not securities.

Other Invested Assets - The estimated fair value of other invested assets is determined using the methodologies as described above for bonds, mortgage loans or short-term investments, including affiliated assets based on the nature of the investment. Excluded from the disclosure are those other invested assets that are not considered to be financial instruments subject to this disclosure including investments carried on the equity method.

Deposit-Type Contracts & Separate Account Liabilities - Only the portion of deposit-type contracts and separate account liabilities related to products that are investment contracts (those without mortality and morbidity risk) are reflected in the table above. For fixed deferred annuities, single premium endowments, payout annuities and other similar contracts without life contingencies, fair values are generally derived using discounted projected cash flows based on interest rates that are representative of the Company’s financial strength ratings, and hence reflect the Company’s own NPR. For guaranteed investment contracts, funding agreements, structured settlements without life contingencies and other similar products, fair values are generally derived using discounted projected cash flows based on interest rates being offered for similar contracts with maturities consistent with those of the contracts being valued. For those balances that can be withdrawn by the customer at any time without prior notice or penalty, the fair value is the amount estimated to be payable to the customer as of the reporting date, which is generally the carrying value. For defined contribution and defined benefit contracts and certain other products, the fair value is the market value of the assets supporting the liabilities.

Securities Sold Under Agreements to Repurchase - The Company receives collateral for selling securities under agreements to repurchase. Repurchase agreements are also generally short-term in nature, and therefore, the carrying amounts of these instruments approximate fair value.

Cash Collateral for Loaned Securities - Cash collateral for loaned securities represents the collateral received or paid in connection with loaning or borrowing securities, similar to the securities sold under agreement to repurchase above. Due to the short-term nature of these transactions, the carrying value approximates fair value.
Separate Account Liabilities–Investment Contracts - Only the portion of separate account liabilities related to products that are investments contracts are reflected in the table above. Separate account liabilities are recorded at the amount credited to the contractholder, which reflects the change in fair value of the corresponding separate account assets including contractholder deposits less withdrawals and fees; therefore, carrying value approximates fair value.

Certain Separate Account investments are measured at fair value using the NAV per share (or its equivalent) practical expedient and have not been classified in the fair value hierarchy. Separate account assets using NAV as a practical expedient consist of joint venture and limited partnership interests in real estate, bond, hedge, insurance and other funds. All of these investments have individually varying investment strategies which also have a variety of redemption terms and conditions including certain fund interests that are restricted until maturity. The Company believes that using NAV as a practical expedient for these investments is a fair and close approximation of the investment’s liquidation value.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

Level 3 Assets by Price Source—The table below presents the balances of Level 3 assets measured at fair value with their corresponding pricing sources.

Twelve Months Ended December 31, 2019
	Internal (1)	External (2)	Total

(in thousands)
US treasury and obligation of US governments	$—	$—	$—
Corporate securities	4,797	—	4,797
Asset backed securities	—	—	—
Commercial mortgage backed securities	—	—	—
Residential mortgage backed securities	—	—	—
Equity securities	—	—	—

Twelve Months Ended December 31, 2018
	Internal (1)	External (2)	Total

(in thousands)
US treasury and obligation of US governments	$—	$—	$—
Corporate securities	18,972	—	18,972
Asset backed securities	—	—	—
Commercial mortgage backed securities	—	—	—
Residential mortgage backed securities	—	—	—
Equity securities	—	652	652

(1) Represents valuations which could incorporate internally-derived and market inputs. See below for additional information related to internally-developed valuation for significant items in the above table.

(2) Represents unadjusted prices from independent pricing services and independent non-binding broker quotes where pricing inputs are not readily available.

Quantitative Information Regarding Internally-Priced Level 3 Assets – The table below represents quantitative information on significant internally-priced Level 3 assets.

	Twelve Months Ended December 31, 2019
Assets	Fair Value	Valuation	Unobservable Inputs	Range
		Techniques

Corporate Securities	$4,797	Discounted Cash Flow	Discount Rate	15% - 20%

	Twelve Months Ended December 31, 2018
Assets	Fair Value	Valuation	Unobservable Inputs	Range
		Techniques

Corporate Securities	$4,086	Discounted Cash Flow	Discount Rate	20%
Corporate Securities	14,886	Liquidation	Orderly Liquidation Value	41% - 43%

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

19.    OTHER ITEMS
Other Disclosures and Unusual Items

As a result of an agreement with the New York State Department of Financial Services ("NY DFS") regarding our reserving methodologies for certain variable annuity and life insurance products, the Company holds additional statutory reserves on a New York basis, which reduces its New York statutory surplus. The Company is not domiciled in New York, and these changes do not impact statutory reserves reported in the Company's state of domicile, or any states other than New York, therefore do not impact its RBC ratio; however, the agreed reserve methodologies may require the Company to hold additional New York statutory reserves in the future. If the Company were required to establish material additional reserves on a New York statutory accounting basis or post material amounts of additional collateral with respect to annuity or insurance products, its ability to deploy capital held within the Company for other purposes could be affected.

In October 2017, the NAIC adopted the Insurance Data Security Model Law. The model law requires that insurance companies establish a cybersecurity program and includes specific technical safeguards as well as requirements regarding governance, incident planning, data management, system testing, vendor oversight and regulator notification. New York implemented a similar law in March 2017 and other states have either implemented the Model Law or are anticipated to implement it in the near future.

The Company is monitoring regulatory guidance and rulemaking in this area, and may be subject to increased compliance costs and regulatory requirements. In order to respond to the threat of security breaches and cyber attacks, the Company developed a program overseen by the Chief Information Security Officer and the Information Security Office that is designed to protect and preserve the confidentiality, integrity, and continued availability of all information owned by, or in the care of the Company. As part of this program, the Company also maintains an incident response plan. The program provides for the coordination of various corporate functions and governance groups, and serves as a framework for the execution of responsibilities across businesses and operational roles. The program establishes security standards for our technological resources, and includes training for employees, contractors and third parties. As part of the program, the Company conducts periodic exercises and a response readiness assessment with outside advisors to gain a third-party independent assessment of our technical program and our internal response preparedness. The Company regularly engages with the outside security community and monitors cyber threat information.

The Company had no cash deposits that were held in an escrow account and as such would not have been reported in the financial statements as of December 31, 2019 and December 31, 2018.

The Company elected to use rounding in reporting amounts in the pages, exhibits and schedules, except for a few schedules where truncation was used.
The Company engages in cost sharing agreements with its parent and affiliates. Amounts paid by the Company for such agreements are reported in the appropriate expense classification as if they were borne directly by the Company.

In the fourth quarter of 2019, the Company increased reserves for Group Annuity contracts. The increase of $21,206 thousand was recorded in the Statement of Operations and Changes in Capital and Surplus within “Other changes, net”.

Goodwill represents the excess of the amounts the Company paid to acquire subsidiaries and other businesses over the fair value of their net assets at the date of acquisition. When indication of impairment exists, management tests goodwill for the impairment based upon estimates of the fair value of the acquired entity to which the goodwill relates and compares the carrying value of the acquired entity, including the recorded goodwill, to its estimated fair value at that date. Goodwill is considered impaired when the fair value of the investment in the acquired entity is less than the carrying value of the investment, including the recorded goodwill and the decline is considered other-than-temporary. Given changes in facts and circumstances, this test could lead to reductions in goodwill that could have an adverse effect of the Company's financial condition. Below are charts detailing the goodwill held by the Company as of the dates indicated:

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

December 31, 2019
($ in thousands)
Purchased Entity	Acquisition Date	Cost of Acquired Entity	Original amount of Admitted goodwill	Admitted Goodwill as of the reporting date	Amount of goodwill amortized during the reporting period	Admitted Goodwill as a % of SCA BACV, gross of admitted goodwill
Ada Cogen Holdings, LP	12/10/2013	$17,455	$17,244	$6,179	$2,083	100.00%
Warwick Partners II LLC	2/21/2014	678	115	46	11	0.74%
AmeriMark Holdings, LLC - Series A Common Units - N1	5/31/2013	168	168	—	13	—%
AmeriMark Holdings, LLC - Series A Common Units (R)	5/31/2013	2,166	2,166	—	162	—%
AmeriMark Holdings, LLC - Series A Preferred Units (N)	5/31/2013	84	72	—	5	—%
AmeriMark Holdings, LLC - Series A Preferred Units (R)	5/31/2013	2,793	2,396	—	180	—%
Total		XXX	XXX	$6,225	$2,455	XXX

December 31, 2018
($ in thousands)
Purchased Entity	Acquisition Date	Cost of Acquired Entity	Original amount of Admitted goodwill	Admitted Goodwill as of the reporting date	Amount of goodwill amortized during the reporting period	Admitted Goodwill as a % of SCA BACV, gross of admitted goodwill
Ada Cogen Holdings, LP	12/10/2013	$17,455	$17,244	$7,398	$2,083	100.00%
Warwick Partners II LLC	2/21/2014	678	115	57	11	1.06%
AmeriMark Holdings, LLC - Series A Common Units - N1	5/31/2013	168	168	74	17	100.00%
AmeriMark Holdings, LLC - Series A Common Units (R)	5/31/2013	2,166	2,166	957	217	100.00%
AmeriMark Holdings, LLC - Series A Preferred Units (N)	5/31/2013	84	72	32	7	100.00%
AmeriMark Holdings, LLC - Series A Preferred Units (R)	5/31/2013	2,793	2,396	1,058	239	100.00%
Benson Power, LLC	9/30/2015	1,140	831	—	21	0.00%
Total		XXX	XXX	$9,576	$2,595	XXX

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

20.    RESERVES FOR LIFE CONTRACTS AND DEPOSIT-TYPE CONTRACTS
Life and Annuity Reserves

Reserves for annuities purchased under group contracts are equal to the present value of future payments, using prescribed mortality tables and interest rates. Reserves for other deposit funds reflect the contract deposit account or experience accumulation for the contract.

Reserves for the reinsurance contracts that reinsure a portion of a United Kingdom pension plan liability are calculated using a net level premium method (as the present value of future benefits minus a percentage of the present value of future premiums, where the percentage is calculated based on the ratio of the initial present value of benefits to the initial present value of premiums at issue). The present values reflect the statutory mortality tables and interest rates applicable at contract issue.

The reserve items above have been determined using accepted actuarial methods applied on a basis consistent with the appropriate Standards of Practice as promulgated by the Actuarial Standards Board and with accounting practices prescribed or permitted by the Department. These actuarial methods have been applied on a basis consistent with the prior year’s methods.

The Company has no policies that provide for waiver of the deduction of deferred fractional premiums upon death of the insured or for return of a portion of final premium for periods beyond the date of death. The Company does not promise surrender values in excess of the legally computed reserves.

The Company has no policies issued at or subsequently subject to a premium for extra mortality or otherwise issued on lives classed as substandard for the plan of contract issued or on special class lives.

The tabular interest and the tabular less actual reserve released have been determined from the basic data.

The tabular interest on deposit funds not involving life contingencies reflects investment experience of the underlying assets.

The Company has no policies in force for which Tabular Cost is applicable.

The Company’s actuarial reserves are also subject to asset adequacy testing analysis, in accordance with the Actuarial Opinion and Memorandum Regulation (“AOMR”), to assess asset adequacy reserve requirements for the Company based on the Appointed Actuary’s judgment. Asset adequacy reserves were $0 at December 31, 2019, the same as the prior year.

21. ANALYSIS OF ANNUITY ACTUARIAL RESERVES AND DEPOSIT LIABILITIES BY WITHDRAWAL CHARACTERISTICS

	2019
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total
	($ in thousands)
INDIVIDUAL ANNUITIES:

Subject to discretionary withdrawal:
With market value adjustment	$—	$—	$—	$—	0.0%
At book value less current surrender charge of 5% or more (1)	—	—	—	—	0.0%
At fair value	—	4,265	—	4,265	100.0%
Total with market value adjustment or at fair value	—	4,265	—	4,265	100.0%
At book value without adjustment (minimal or no charge or adjustment) (2)	—	—	—	—	0.0%
Not subject to discretionary withdrawal	—	—	—	—	0.0%
Total (Gross: Direct + Assumed)	—	4,265	—	4,265	100.0%
Reinsurance ceded	—	—	—	—
Total (Net)	$—	$4,265	$—	$4,265
Amount included in (1) above that will move to (2) in the year after the statement date	$—	$—	$—	$—

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

	2019
	General Account	Separate Account with Guarantees		Separate Account Nonguaranteed	Total	% of Total
	($ in thousands)
GROUP ANNUITIES:

Subject to discretionary withdrawal:
With market value adjustment	$—	$—		$—	$—	0.0%
At book value less current surrender charge of 5% or more (1)	—	—	—	—	—	0.0%
At fair value	—	2,674,016		—	2,674,016	72.3%
Total with market value adjustment or at fair value	—	2,674,016		—	2,674,016	72.3%
At book value without adjustment (minimal or no charge or adjustment) (2)	—	—		—	—	0.0%
Not subject to discretionary withdrawal	827,033	196,995		—	1,024,028	27.7%
Total (Gross: Direct + Assumed)	827,033	2,871,011		—	3,698,044	100.0%
Reinsurance ceded	8	—		—	8
Total (Net)	$827,025	$2,871,011		$—	$3,698,036
Amount included in (1) above that will move to (2) in the year after the statement date	$—	$—		$—	$—

	2019
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total
	($ in thousands)
DEPOSIT-TYPE CONTRACTS (no life contingencies):

Subject to discretionary withdrawal:
With market value adjustment	$21,594,810	$—	$418,155	$22,012,965	30.3%
At book value less current surrender charge of 5% or more (1)	16,016	—	—	16,016	0.1%
At fair value	—	2,151,884	45,464,653	47,616,537	65.6%
Total with market value adjustment or at fair value	21,610,826	2,151,884	45,882,808	69,645,518	96.0%
At book value without adjustment (minimal or no charge or adjustment) (2)	1,343,548	1,129,297	—	2,472,845	3.4%
Not subject to discretionary withdrawal	374,283	39,809	—	414,092	0.6%
Total (Gross: Direct + Assumed)	23,328,657	3,320,990	45,882,808	72,532,455	100.0%
Reinsurance ceded	—	—	—	—
Total (Net)	$23,328,657	$3,320,990	$45,882,808	$72,532,455
Amount included in (1) above that will move to (2) in the year after the statement date	$—	$—	$—	$—

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

	2019
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total
	(in thousands)
Reconciliation of total annuity actuarial reserves and deposit liabilities:
Life and Accident & Health Annual Statement	$24,155,682	$—	$—	$24,155,682
Separate Accounts Annual Statement	—	6,196,266	45,882,808	52,079,074
Total annuity actuarial reserves and deposit liabilities	$24,155,682	$6,196,266	$45,882,808	$76,234,756

The following table is an analysis of annuity actuarial reserves and deposit-type contract funds and other liabilities without life or disability contingencies by withdrawal characteristics as of December 31:

	2018
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total
	($ in thousands)
INDIVIDUAL ANNUITIES:

Subject to discretionary withdrawal:
With market value adjustment	$—	$—	$—	$—	0.0%
At book value less current surrender charge of 5% or more (1)	—	—	—	—	0.0%
At fair value	—	—	—	—	0.0%
Total with market value adjustment or at fair value	—	—	—	—	0.0%
At book value without adjustment (minimal or no charge or adjustment) (2)	—	—	—	—	0.0%
Not subject to discretionary withdrawal	—	—	—	—	0.0%
Total (Gross: Direct + Assumed)	—	—	—	—	0.0%
Reinsurance ceded	—	—	—	—
Total (Net)	$—	$—	$—	$—
Amount included in (1) above that will move to (2) in the year after the statement date	$—	$—	$—	$—

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

	2018
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total
	($ in thousands)
GROUP ANNUITIES:

Subject to discretionary withdrawal:
With market value adjustment	$—	$—	$—	$—	0.0%
At book value less current surrender charge of 5% or more (1)	—			—	0.0%
At fair value	—	—	2,209,254	2,209,254	68.4%
Total with market value adjustment or at fair value	—	—	2,209,254	2,209,254	68.4%
At book value without adjustment (minimal or no charge or adjustment) (2)	—	—	—	—	0.0%
Not subject to discretionary withdrawal	812,410	210,230	—	1,022,640	31.6%
Total (Gross: Direct + Assumed)	812,410	210,230	2,209,254	3,231,894	100.0%
Reinsurance ceded	—	—	—	—
Total (Net)	$812,410	$210,230	$2,209,254	$3,231,894
Amount included in (1) above that will move to (2) in the year after the statement date	$—	$—	$—	$—

	2018
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total
	($ in thousands)
DEPOSIT-TYPE CONTRACTS (no life contingencies):

Subject to discretionary withdrawal:
With market value adjustment	$22,009,239	$—	$366,043	$22,375,282	34.9%
At book value less current surrender charge of 5% or more (1)	17,917	—	—	17,917	0.0%
At fair value	—	2,254,435	36,679,710	38,934,145	60.7%
Total with market value adjustment or at fair value	22,027,156	2,254,435	37,045,753	61,327,344	95.6%
At book value without adjustment (minimal or no charge or adjustment) (2)	1,314,239	1,069,483	—	2,383,722	3.7%
Not subject to discretionary withdrawal	415,427	39,805	—	455,232	0.7%
Total (Gross: Direct + Assumed)	23,756,822	3,363,723	37,045,753	64,166,298	100.0%
Reinsurance ceded				—
Total (Net)	$23,756,822	$3,363,723	$37,045,753	$64,166,298
Amount included in (1) above that will move to (2) in the year after the statement date	$—	$—	$—	$—

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

	2018
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total
	(in thousands)
Reconciliation of total annuity actuarial reserves and deposit liabilities:
Life and Accident & Health Annual Statement	$24,569,232	$—	$—	$24,569,232
Separate Accounts Annual Statement	—	3,573,953	39,255,007	42,828,960
Total annuity actuarial reserves and deposit liabilities	$24,569,232	$3,573,953	$39,255,007	$67,398,192

22.    SEPARATE ACCOUNTS

22A.

(1)
Separate account assets and liabilities are reported at estimated fair value and represent segregated funds, which are invested for certain policyholders, pension funds and other customers. The assets consist primarily of common stocks, long-term bonds, real estate, mortgages and short-term investments. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. The liabilities include reserves established to meet withdrawal and future benefit payment contractual provisions. Investment risks associated with fair value changes are generally borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Mortality, policy administration and surrender charges on the accounts are included in the "Other income (loss)."

(2)
In accordance with the products/transactions recorded within the Separate Accounts, some assets are considered legally insulated whereas others are not legally insulated from the General Account. As of December 31, 2019, the Company’s Separate Account statement included legally insulated assets of $54,852,441 thousand. The assets legally insulated from the General Account as of December 31, 2019 are attributed to the following products/transactions:

	(in thousands)
Product/Transaction	Legally Insulated Assets*	Separate Account Assets (Not Legally Insulated)
Individual Annuity Contracts - Not reclassed to the General Account	$4,265	$—
Group Annuity Contracts - Not reclassed to the General Account	53,717,651	—
Group Annuity Contracts - Reclassed to the General Account for GAAP	1,130,525	1,061
Total*	$54,852,441	$1,061

*In addition to assets supporting contract holder liabilities as reported on Lines 1 and 2 of the separate account liabilities page, the legally insulated asset column above includes assets supporting other liabilities as reported on Lines 3 through
16 on the separate account liabilities page. The majority of these other liabilities relate to payable for securities purchased and cash collateral held for loaned securities.

(3)
Some Separate Account liabilities are guaranteed by the General Account. As of December 31, 2019, the Company’s General Account had a maximum guarantee for Separate Account liabilities of $2,881 thousand. To compensate the General Account for the risk taken, the Separate Account, excluding those assessed as a component of an overall insurance charge (where it is impractical to bifurcate each underling charge), has paid risk charges of $2,408 thousand, $3,437 thousand and $5,400 thousand as of December 31, 2019, 2018 and 2017, respectively.

As of December 31, 2019, 2018 and 2017, the Company’s General Account has paid $12,107 thousand, $10,794 thousand and $777 thousand, respectively, towards Separate Account guarantees.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

(4)
The Company engages in securities lending transactions within the Separate Account. In accordance with such transactions conducted from the Separate Account, the Company’s securities lending policies and procedures are not materially different from the General Account policies and procedures, except that certain collateral is not included in assets and cash collateral held for loaned securities. For the period ended December 31, 2019, and December 31, 2018 the amount of loaned securities within the Separate Accounts was $4,335 thousand and $558 thousand, respectively.

22B.    General Nature and Characteristics of Separate Accounts

Separate Accounts assets and liabilities represent segregated funds, which are administered for pension and other clients. The assets consist of common stocks, long-term bonds, real estate, mortgages and short-term investments. The liabilities consist of reserves established to meet withdrawal and future benefit payment contractual provisions. Investment risks associated with market value changes are generally borne by the clients, except to the extent of minimum guarantees made by the Company with respect to certain accounts.

	12/31/2019
	(1) Indexed	(2) Nonindexed Guarantee Less than/equal to 4%	(3) Nonindexed Guarantee more than 4%	(4) Nonguaranteed Separate Accounts	(5) Total
	(in thousands)
(1) Premiums, considerations or deposits for period ended 12/31/2019	$—	$5,320,981	($8,322)	$4,741,756	$10,054,415
(2) Reserves as of 12/31/2019 for accounts with assets at:
a. Market Value	—	5,959,463	—	45,464,652	51,424,115
b. Amortized Cost	—	—	236,803	418,155	654,958
c. Total Reserves	$—	$5,959,463	$236,803	$45,882,807	$52,079,073

(3) By withdrawal characteristics
a. Subject to discretionary withdrawal:
1. With MV adjustment	—	—	—	418,155	418,155
2. At book value without MV adjustment and with current surrender charge of 5% or more	—	—	—	—	—
3. At market value	—	4,830,166	—	45,464,653	50,294,819
4. At book value without MV adjustment and with current surrender charge of less than 5%	—	1,129,297	—	—	1,129,297
5. Subtotal	$—	$5,959,463	$—	$45,882,808	$51,842,271
b. Not subject to discretionary withdrawal:	—	—	236,803	—	236,803
c. Total	$—	$5,959,463	$236,803	$45,882,808	$52,079,074

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

Transfers as reported in the Summary of Operations of the Separate Accounts Statement:

	12/31/2018
	(1) Indexed	(2) Nonindexed Guarantee Less than/equal to 4%	(3) Nonindexed Guarantee more than 4%	(4) Nonguaranteed Separate Accounts	(5) Total
	(in thousands)
(1) Premiums, considerations or deposits for period ended 12/31/2018	$—	$375,106	$—	$7,291,893	$7,666,999
(2) Reserves as of 12/31/2018 for accounts with assets at:
a. Market Value	—	3,323,918	—	38,888,965	42,212,883
b. Amortized Cost	—	—	250,034	366,043	616,077
c. Total Reserves	$—	$3,323,918	$250,034	$39,255,008	$42,828,960

(3) By withdrawal characteristics
a. Subject to discretionary withdrawal:	$—	$—	$—	$—	$—
1. With MV adjustment	—	—	—	366,043	366,043
2. At book value without MV adjustment and with current surrender charge of 5% or more	—	—	—	—	—
3. At market value	—	2,254,435	—	38,888,965	41,143,400
4. At book value without MV adjustment and with current surrender charge of less than 5%	—	1,069,483	—	—	1,069,483
5. Subtotal	—	3,323,918	—	39,255,008	42,578,926
b. Not subject to discretionary withdrawal:	—	—	250,034		250,034
c. Total	$—	$3,323,918	$250,034	$39,255,008	$42,828,960

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

	12/31/2017
	(1) Indexed	(2) Nonindexed Guarantee Less than/equal to 4%	(3) Nonindexed Guarantee more than 4%	(4) Nonguaranteed Separate Accounts	(5) Total
	(in thousands)
(1) Premiums, considerations or deposits for period ended 12/31/2017	$—	$279,701	$—	$8,680,998	$8,960,699
(2) Reserves as of 12/31/2017 for accounts with assets at:
a. Market Value	—	4,334,941	—	42,651,841	46,986,782
b. Amortized Cost	—	—	257,938	342,244	600,182
c. Total Reserves	$—	$4,334,941	$257,938	$42,994,085	$47,586,964

(3) By withdrawal characteristics
a. Subject to discretionary withdrawal:	$—	$—	$—	$342,244	$342,244
1. With MV adjustment	—	—	—	—	—
2. At book value without MV adjustment and with current surrender charge of 5% or more	—	—	—	—	—
3. At market value	—	3,237,060	—	42,651,841	45,888,901
4. At book value without MV adjustment and with current surrender charge of less than 5%	—	1,097,881	—	—	1,097,881
5. Subtotal	—	4,334,941	—	42,994,085	47,329,026
b. Not subject to discretionary withdrawal:	—	—	257,938		257,938
c. Total	$—	$4,334,941	$257,938	$42,994,085	$47,586,964

Transfers as reported in the Summary of Operations of the Separate Accounts Statement:

	2019	2018	2017

a. Transfers to Separate Accounts	$563,097	$484,846	$358,993
b. Transfers from Separate Accounts	533,864	468,860	338,064
c. Net transfers to or (From)Separate Accounts (a)–(b)	$29,233	$15,986	$20,929

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

ANNUAL STATEMENT SCHEDULE 1 - SELECTED FINANCIAL DATA
FOR THE YEAR ENDED DECEMBER 31, 2019

(in thousands)
Investment Income Earned:
U.S. Government Bonds	$4,084
Other bonds (unaffiliated)	717,796
Bonds of affiliates	455
Preferred stocks (unaffiliated)	2,559
Preferred stocks affiliated	—
Common stocks (unaffiliated)	417
Common stocks of affiliates	—
Mortgages loans	208,155
Real estate	—
Premium notes, policy loans and liens	—
Cash, cash equivalents and short-term investments	4,119
Derivative Instruments	37,954
Other Invested Assets	6,019
Aggregate write-ins for investment income	730
Gross investment income	$982,288

Real Estate Owned - Book Value less Encumbrances	$—

Mortgage Loans - Book Value:
Agriculture mortgages	$268,722
Residential mortgages	—
Commercial mortgages	5,105,838
Mezzanine mortgages	—
Total mortgage loans	$5,374,560

Mortgage Loans by Standing - Book Value:
Good standing	$5,374,560
Good standing with restructured terms	—
Interest overdue more than three months, not in foreclosure	—
Foreclosure in process	—
Total mortgage loans	$5,374,560

Other Long Term Assets - Statement Value	$176,357

Bonds and Stocks of Parents, Subsidiaries and Affiliates - Book Value:
Bonds	$100,000
Preferred Stocks	$—
Common Stocks	$—

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

ANNUAL STATEMENT SCHEDULE 1 - SELECTED FINANCIAL DATA
FOR THE YEAR ENDED DECEMBER 31, 2019

(in thousands)
Bonds, Short - Term Investments, and Cash Equivalents by NAIC Designation and Maturity:
By Maturity - Statement Value
Due within one year or less	$2,001,264
Over 1 year through 5 years	10,652,361
Over 5 years through 10 years	5,877,006
Over 10 years through 20 years	652,912
Over 20 years	350,279
Total by Maturity	$19,533,822
By NAIC Designation - Statement Value
NAIC 1	$13,289,634
NAIC 2	5,190,184
NAIC 3	632,189
NAIC 4	327,533
NAIC 5	85,326
NAIC 6	8,956
Total by NAIC Designation	$19,533,822
Total Publicly Traded	$14,022,136
Total Privately Placed	$5,511,686

Preferred Stocks - Statement Value	$70,800
Common Stocks - Market Value	$5,602
Short Term Investments - Book Value	$12,587
Options, Caps & Floors Owned - Statement Value.	$—
Options, Caps & Floors Written and In Force - Statement Value.	$—
Collar, Swap & Forward Agreements Open - Statement Value	$180,729
Futures Contracts Open - Current value	$—
Cash on Deposit	$25,751

Annuities:
Ordinary
Immediate - Amount of Income Payable	$—
Deferred - Fully Paid Account Balance	$—
Deferred - Not Fully Paid Account Balance	$—
Group
Amount of Income Payable	$728,946
Fully Paid Account Balance	$15,365
Not Fully Paid Account Balance	$—

Deposit Funds and Dividend Accumulations:
Deposit Funds - Account Balance	$23,328,657
Dividend Accumulations - Account Balance	$—

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES SCHEDULE
FOR THE YEAR ENDED DECEMBER 31, 2019

                                     (in thousands)
Total admitted assets as reported in the Company’s Annual Statement:              $26,132,346
The ten largest exposures, by investment category, to a single issue, borrower, or investment, excluding U.S. government, U.S. government agency securities and those U.S. government money market funds listed in the Appendix to the SVO Purposes and Procedures Manual as exempt, property occupied by the Company, and policy loans:

Investment Category	Book Value	Percentage of Total Admitted Assets
	($ in thousands)

Long-term bonds - ING Bank N.V. Note	$245,000	0.9%
Long-term bonds - CITIGROUP COMMERCIAL MORTGAGE CMBS	$243,810	0.9%
Cash Equivalent - DRYDEN CORE FUND MM SER MMMF	$233,454	0.9%
Long-term bonds - WELLS FARGO COMMERCIAL MORTGAG CMBS	$231,922	0.9%
Long-term bonds - BAYERISCHE LANDESBANK NEW YORK	$210,588	0.8%
Long-term bonds - MORGAN STANLEY BAML TRUST MSBA	$172,565	0.7%
Long-term bonds - APPLE COMPUTER INC	$151,059	0.6%
Long-term bonds - Siemans Financieringsmaatschap Corporate Foreign	$141,627	0.5%
Long-term bonds - FORD AUTO	$135,669	0.5%
Long-term bonds - COMM MORTGAGE TRUST CMBS	$134,486	0.5%

Total admitted assets held in bonds and preferred stocks by NAIC rating:

Bonds	Book Value	Percentage of Total Admitted Assets	Preferred Stock	Book Value	Percentage of Total Admitted Assets
	($ in thousands)			($ in thousands)

NAIC-1	$13,289,634	50.9%	P/RP-1	$70,800	0.0%
NAIC-2	$5,190,184	19.9%	P/RP-2	$—	0.0%
NAIC-3	$632,189	2.4%	P/RP-3	$—	0.0%
NAIC-4	$327,533	1.3%	P/RP-4	$—	0.0%
NAIC-5	$85,326	0.3%	P/RP-5	$—	0.0%
NAIC-6	$8,955	0.0%	P/RP-6	$—	0.0%

Assets held in foreign investments:

Total admitted assets held in foreign investments	$5,739,016	22.0%
Foreign-currency-denominated investments	$1,296,294	5.0%
Insurance liabilities denominated in that same foreign currency	$—	0.0%

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES SCHEDULE
FOR THE YEAR ENDED DECEMBER 31, 2019

	Book Value	Percentage of Total Admitted Assets
	($ in thousands)

Aggregate foreign investment exposure categorized by NAIC sovereign designation:

Countries designated NAIC-1	$5,487,903	21.0%
Countries designated NAIC-2	$193,996	0.7%
Countries designated NAIC-3 or below	$57,117	0.2%

Two largest foreign investment exposure to a single country, categorized by NAIC sovereign designation:
Countries designated NAIC-1:
Country: United Kingdom	$1,059,587	4.1%
Country: Cayman Islands	$1,390,054	5.3%

Countries designated NAIC-2:
Country: Italy	$111,685	0.4%
Country: Mexico	$63,594	0.2%

Countries designated NAIC-3 or below:
Country: British Virgin Islands	$21,321	0.1%
Country: Ghana	$24,034	0.1%

Aggregate unhedged foreign currency exposure:	$47,567	0.2%

Aggregate unhedged foreign currency exposure categorized by
NAIC sovereign rating:
Countries rated NAIC-1	$47,567	0.2%
Countries rated NAIC-2	$—	0.0%
Countries rated NAIC-3 or below	$—	0.0%

Largest unhedged foreign currency exposure by country,
categorized by the Country,s NAIC sovereign designation:

Countries rated NAIC-1:
Country : United Kingdom	$35,989	0.1%
Country: Germany	$8,194	0.0%

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES SCHEDULE
FOR THE YEAR ENDED DECEMBER 31, 2019

The ten largest non-sovereign (i.e., non-governmental) foreign issues:

NAIC-1- ING Bank N.V. Note	$245,000	0.9%
NAIC-1- BAYERISCHE LANDESBANK NEW YORK	$210,588	0.8%
NAIC-1- Siemens Financieringsmaatschap Corp Foreign	$141,627	0.5%
NAIC-1- Commonwealth Bank of Australia Note	$130,000	0.5%
NAIC-1- Natixis SA Senior Note	$125,000	0.5%
NAIC-1- CATHEDRAL LAKE LTD CLO	$114,375	0.4%
NAIC-1- KVK CLO LTD Total	$105,420	0.4%
NAIC-2- Ferrero International S.A.	$86,979	0.3%
NAIC-1- SODEXO Total	$82,000	0.3%
NAIC-1- BENEFIT STREET PARTNERS CLO LT CLO	$80,284	0.3%

The ten largest aggregate mortgage interests. The aggregate mortgage interest represents the combined value of all mortgages secured by the same property or same group of properties:

Commercial- Global Logistic Properties	$151,370	0.6%
Commercial- The Blackstone Group - 71222	$150,591	0.6%
Commercial- Morgan Stanley	$111,941	0.4%
Commercial- DRA Advisors, Inc.	$107,968	0.4%
Commercial- Brookfield Asset Management (US)	$99,078	0.4%
Commercial- Stockbridge Capital Group, LLC	$98,446	0.4%
Commercial- B.F. Saul Company	$93,000	0.4%
Commercial- Centuria Capital Group	$92,789	0.4%
Commercial- The Blackstone Group - 68964	$91,025	0.3%
Agricultural- Silverado Premium Properties, LLC	$90,000	0.3%

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES SCHEDULE
FOR THE YEAR ENDED DECEMBER 31, 2019

Aggregate mortgage loans having the following loan-to-value ratios as determined from the most current appraisal as of the annual statement date

	Residential		Commercial		Agricultural
Loan-to-Value	Book Value	Percentage	Book Value	Percentage	Book Value	Percentage
	($ in thousands)		($ in thousands)		($ in thousands)

Above 95%	$—	0.0%	$7,925	0.0%	$—	0.0%
91% to 95%	$—	0.0%	$313	0.0%	$—	0.0%
81% to 90%	$—	0.0%	$—	0.0%	$—	0.0%
71% to 80%	$—	0.0%	$1,335,352	5.1%	$—	0.0%
Below 70%	$—	0.0%	$3,762,248	14.4%	$268,722	1.0%

			Book Value	Ratio
			($ in thousands)

Construction loans			$—	0.0%
Mortgage loans over 90 days past due			$—	0.0%
Mortgage loans in the process of foreclosure			$—	0.0%
Mortgage loans foreclosed			$—	0.0%
Restructured mortgage loans			$—	0.0%

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES SCHEDULE
FOR THE YEAR ENDED DECEMBER 31, 2019

The amounts and percentage of the Company’s total admitted assets subject to the following types of agreements:

			(UNAUDITED)
	At Year-end		At End of Each Quarter

	Book Value	Percentage	1st Quarter Book Value	2nd Quarter Book Value	3rd Quarter Book Value
	($ in thousands)		($ in thousands)

Securities lending (do not include assets held as collateral for such transactions)	$17,678	0.1%	$50,632	$50,458	$34,435
Repurchase agreements	$—	0.0%	$—	$—	$—
Reverse repurchase agreements	$—	0.0%	$52,000	$—	$—
Dollar repurchase agreements	$—	0.0%	$—	$—	$—
Dollar reverse agreements	$—	0.0%	$—	$—	$—

The amounts and percentages of the Company's total admitted assets for warrants not attached to the other financial instruments, opinions, caps, and floors:

	Owned		Written

	Book Value	Percentage	Book Value	Percentage
	($ in thousands)		($ in thousands)

Hedging	$5,255	0.0%	$—	0.0%
Income Generations	$—	0.0%	$—	0.0%
Other	$—	0.0%	$—	0.0%

The amounts and percentages of the Company’s total admitted assets of the potential exposure (defined as the amount determined in accordance with the NAIC Annual Statement Instructions) for collars, swaps and forwards:

			(UNAUDITED)
	At Year-end		At End of Each Quarter

	Book Value	Percentage	1st Quarter Book Value	2nd Quarter Book Value	3rd Quarter Book Value
	($ in thousands)		($ in thousands)

Hedging	$66,054	0.3%	$64,499	$62,852	$64,137
Income Generation	$—	0.0%	$—	$—	$—
Replication	$10,404	0.0%	$41,000	$40,582	$10,404
Other	$—	0.0%	$—	$—	$—

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES SCHEDULE
FOR THE YEAR ENDED DECEMBER 31, 2019

The amounts and percentages of the Company’s total admitted assets of the potential exposure (defined as the amount determined in accordance with the NAIC Annual Statement Instructions) for future contracts:

			(UNAUDITED)
	At Year-end		At End of Each Quarter

	Book Value	Percentage	1st Quarter Book Value	2nd Quarter Book Value	3rd Quarter Book Value
	($ in thousands)		($ in thousands)

Hedging	$1,191	0.0%	$2,475	$1,959	$2,366
Income Generation	$—	0.0%	$—	$—	$—
Replication	$—	0.0%	$—	$—	$—
Other	$—	0.0%	$—	$—	$—

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

SUMMARY INVESTMENT SCHEDULE
FOR THE YEAR ENDED DECEMBER 31, 2019

By Investment Category	Gross Investment Holdings of the Company		Admitted Assets as Reported by the Company
	Book Value	Percentage	Book Value	Percentage

	($ in thousands)		($ in thousands)
Long-Term Bonds:
U.S. governments	$63,731	0.2%	$63,731	0.2%
All other governments	348,972	1.4%	348,972	1.4%
U.S. states, territories and possessions, etc. guaranteed	26,207	0.1%	26,207	0.1%
U.S. political subdivisions of states, territories, and possessions, guaranteed	8,245	0.0%	8,245	0.0%
U.S. special revenue and special assessment obligations, etc. nonguaranteed	1,285,749	5.0%	1,285,749	5.0%
Industrial and miscellaneous	17,428,715	67.7%	17,428,715	67.7%
Hybrid securities	28,584	0.1%	28,584	0.1%
Parent, subsidiaries and affiliates	100,000	0.4%	100,000	0.4%
SVO identified funds	—	0.0%	—	0.0%
Unaffiliated Bank loans	216,033	0.9%	216,033	0.9%
Total long-term bonds	19,506,236	75.8%	19,506,236	75.8%

Preferred stocks:
Industrial and miscellaneous (Unaffiliated)	70,800	0.3%	70,800	0.3%
Parent, subsidiaries and affiliates	—	0.0%	—	0.0%
Total preferred stocks	70,800	0.3%	70,800	0.3%

Common stocks:
Industrial and miscellaneous Publicly traded (Unaffiliated)	5,602	0.0%	5,602	0.0%
Industrial and miscellaneous Other (Unaffiliated)	—	0.0%	—	0.0%
Parent, subsidiaries and affiliates Publicly traded	—	0.0%	—	0.0%

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

SUMMARY INVESTMENT SCHEDULE
FOR THE YEAR ENDED DECEMBER 31, 2019

By Investment Category	Gross Investment Holdings of the Company		Admitted Assets as Reported by the Company
	Book Value	Percentage	Book Value	Percentage

	($ in thousands)		($ in thousands)

Parent, subsidiaries and affiliates Other	—	0.0%	—	0.0%
Mutual funds	—	0.0%	—	0.0%
Unit investment trusts	—	0.0%	—	0.0%
Closed-end funds	—	0.0%	—	0.0%
Total common stocks	5,602	0.0%	5,602	0.0%

Mortgage loans:
Agricultural	268,722	1.0%	268,722	1.0%
residential properties	—	0.0%	—	0.0%
Commercial loans	5,105,838	19.9%	5,105,838	19.9%
Mezzanine real estate loans	—	0.0%	—	0.0%
Total mortgage loans	5,374,560	20.9%	5,374,560	20.9%

Real Estate Investments:
Property occupied by company	—	0.0%	—	0.0%
Property held for production of income	—	0.0%	—	0.0%
Property held for sale	—	0.0%	—	0.0%
Total real estate	0	0.0%	—	0.0%

Cash, cash equivalents and short-term investments:
Cash	25,751	0.1%	25,751	0.1%
Cash equivalents	248,452	1.0%	248,452	1.0%
Short-term investments	12,587	0.0%	12,587	0.0%
Total cash, cash equivalents and short-term investments	286,790	1.1%	286,790	1.1%

Policy Loans	—	0.0%	—	0.0%
Other invested assets	176,357	0.7%	176,357	0.7%
Derivatives	307,564	1.2%	307,564	1.2%
Receivables for securities	1,386	0.0%	1,386	0.0%
Securities Lending	—	0.0%	—	0.0%
Write-in for invested assets	10,744	0.0%	10,744	0.0%
Total Invested Assets	$25,740,039	100.0%	$25,740,039	100.0%